CORE FIXED INCOME Series

Gartmore Bond Fund
Gartmore Enhanced Income Fund
Gartmore Government Bond Fund
Gartmore Money Market Fund
Gartmore Short Duration Bond Fund
Gartmore Tax-Free Income Fund

                                                           [LOGO] GARTMORE FUNDS

Fund PROSPECTUS

February 28, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                                WWW.NWDFUNDS.COM

CORE FIXED INCOME Series

Fixed-income funds designed to form the foundation of an asset allocation program.

FUND AND CLASS                                                            TICKER
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Gartmore Bond Fund Class A                                                 NBDAX
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Gartmore Bond Fund Class B                                                 GBDBX
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Gartmore Bond Fund Class C                                                 GBDCX
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Gartmore Bond Fund Class D                                                 MUIBX
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Gartmore Bond Fund Class R                                                 GBDRX
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Gartmore Bond Fund Institutional Class                                     GBDIX
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Gartmore Enhanced Income Fund Class A                                      NMEAX
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Gartmore Enhanced Income Fund Class R                                      GMERX
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Gartmore Enhanced Income Fund Institutional Class                          NMEIX
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Gartmore Enhanced Income Fund Institutional Service Class                  NMESX
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Gartmore Government Bond Fund Class A                                      NUSAX
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Gartmore Government Bond Fund Class B                                      GGBBX
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Gartmore Government Bond Fund Class C                                      GGBCX
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Gartmore Government Bond Fund Class D                                      NAUGX
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Gartmore Government Bond Fund Class R                                      GGBRX
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Gartmore Government Bond Fund Institutional Class                          GGBIX
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Gartmore Money Market Fund Prime Shares                                    MIFXX
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Gartmore Money Market Fund Institutional Class                             GMIXX
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Gartmore Money Market Fund Service Class                                   NWSXX
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Gartmore Short Duration Bond Fund Class A                                  MCAPX
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Gartmore Short Duration Bond Fund Class C                                  GGMCX
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Gartmore Short Duration Bond Fund IRA Class                                NMIRX
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Gartmore Short Duration Bond Fund Institutional Class                      MCAIX
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Gartmore Short Duration Bond Fund Service Class                            MCAFX
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Gartmore Tax-Free Income Fund Class A                                      NTFAX
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Gartmore Tax-Free Income Fund Class B                                      GTIBX
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Gartmore Tax-Free Income Fund Class C                                      GTICX
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Gartmore Tax-Free Income Fund Class D                                      NATFX
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TABLE OF CONTENTS

    3   KEY TERMS

    4   SECTION 1: FUND SUMMARIES AND PERFORMANCE
        Gartmore Bond Fund
        Gartmore Enhanced Income Fund
        Gartmore Government Bond Fund
        Gartmore Money Market Fund
        Gartmore Short Duration Bond Fund
        Gartmore Tax-Free Income Fund

   27   SECTION 2: FUND DETAILS
        Additional Information about Investments, Investment Techniques and
        Risks

   30   SECTION 3: FUND MANAGEMENT
        Investment Advisers
        Portfolio Management
        Multi-Manager Structure

   32   SECTION 4: INVESTING WITH GARTMORE FUNDS
        Choosing a Share Class
        Sales Charges and Fees
        Revenue Sharing
        Contacting Gartmore Funds
        Buying Shares
        Fair Value Pricing
        Customer Identification Information
        Exchanging Shares
        Automatic Withdrawal Program
        Selling Shares
        Excessive or Short-Term Trading
        Exchange and Redemption Fees

   45   SECTION 5: DISTRIBUTIONS AND TAXES
        Income and Capital Gains Distributions
        Selling and Exchanging Shares
        Other Tax Jurisdictions
        Tax Status for Retirement Plans and Other Tax-Deferred Accounts
        Backup Withholding

   47   SECTION 6: FINANCIAL HIGHLIGHTS

                                           GARTMORE CORE FIXED INCOME SERIES | 1

CORE FIXED INCOME Series

INTRODUCTION TO THE CORE FIXED INCOME SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT SIX FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):

Gartmore Bond Fund
Gartmore Enhanced Income Fund
Gartmore Government Bond Fund
Gartmore Money Market Fund
Gartmore Short Duration Bond Fund
Gartmore Tax-Free Income Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

o Gartmore Bond Fund and Gartmore Government Bond Fund offer eight share classes. Six of those classes are offered in this prospectus: Class A, Class B, Class C, Class D, Class R and Institutional Class.

o Gartmore Tax-Free Income Fund offers six share classes. Four of those classes are offered in this prospectus: Class A, Class B, Class C and Class D.

The Gartmore Bond Fund, Gartmore Government Bond Fund and Gartmore Tax-Free Income Fund also have Class X and Class Y shares which are offered in a separate prospectus and are available only to certain shareholders. If you owned Class X or Class Y shares of any of these Funds as of September 1, 2003, you may continue to purchase them and should refer to the separate prospectus for more information.

o Gartmore Enhanced Income Fund offers four share classes: Class A, Class R, Institutional Service Class and Institutional Class.

o Gartmore Money Market Fund offers three share classes: Service Class, Institutional Class and Prime Shares.

o Gartmore Short Duration Bond Fund offers four classes of shares: Class A, Class C, Service Class and Institutional Class.

IRA Class shares of the Gartmore Short Duration Bond Fund are closed to new investors, including any exchanges from other Gartmore mutual funds. Existing shareholders are permitted to continue to invest in the Fund both directly and through exchanges from other Gartmore Funds, as well as through dividend and capital gains reinvestments. The Fund will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund may employ a "multi-manager" structure, which means that each Fund's investment adviser may hire, replace or terminate one or more subadvisers not affiliated with it for a Fund without shareholder approval. Each investment adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See
Section 3, Fund Management: Multi-Manager Structure for more information.


As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies and marketing materials related to them will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.


2 | GARTMORE CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.


DERIVATIVE - a contract the value of which is based on the performance of an underlying financial asset, index or economic measure.


DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds". They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.


INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                           GARTMORE CORE FIXED INCOME SERIES | 3

SECTION 1 GARTMORE BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in FIXED-INCOME SECURITIES that are INVESTMENT GRADE, including CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

The Fund may also invest a portion of its assets in:

o     MORTGAGE-BACKED SECURITIES;

o     ASSET-BACKED SECURITIES;


o     foreign government and corporate bonds denominated in U.S. dollars;


o COMMERCIAL PAPER rated by a rating agency in one of the two highest rating categories;

o     HIGH-YIELD BONDS and

o     DERIVATIVES.

In selecting securities, the Fund's management typically maintains an average portfolio DURATION of three to seven years.

The Fund's management seeks value and may sell a security to take advantage of more favorable opportunities. The Fund also may sell a bond as it gets closer to its MATURITY in order to maintain the Fund's target duration and achieve an attractive TOTAL RETURN.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

LOWER RATED SECURITIES RISK - refers to the risk that the Fund's investment in high-yield bonds and other lower rated bonds will subject the Fund to substantial risk of loss.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1997   1998    1999   2000   2001   2002   2003   2004   2005   2006
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9.30%  8.40%  -2.80%  7.40%  9.80%  9.30%  6.40%  4.83%  3.13%  4.40%

BEST QUARTER: 5.17% - 3RD QTR OF 2002


WORST QUARTER: -2.80% - 2ND QTR OF 2004


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

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AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006


                                                    1 YEAR   5 YEARS   10 YEARS
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Class A shares - Before Taxes(2)                     -0.25%     4.41%      5.27%
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Class B shares - Before Taxes(2)                     -1.44%     4.32%      5.16%
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Class C shares - Before Taxes(2,3)                    2.54%     4.64%      5.37%
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Class D shares - Before Taxes                        -0.27%     4.61%      5.46%
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Class D shares - After Taxes on Distributions        -1.98%     2.80%      3.29%
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Class D shares - After Taxes on
   Distributions and Sales of Shares                 -0.21%     2.85%      3.30%
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Class R shares - Before Taxes(2)                      3.92%     5.24%      5.78%
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Institutional Class shares - Before Taxes(2)          4.40%     5.58%      5.95%
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Lehman Brothers Government/Credit
   Bond Index(4)                                      3.80%     5.17%      6.26%
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1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 1, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through June 29, 2004.

3 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

4 The Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                           GARTMORE CORE FIXED INCOME SERIES | 5

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FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchase (as a percentage
of offering price)                     4.25%(2)        None            None            4.50%(2)        None            None
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Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)         None(3)         5.00%(4)        1.00%(5)        None            None            None
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Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                          2.00%           2.00%           2.00%           2.00%           2.00%           2.00%
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ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.50%           0.50%           0.50%           0.50%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to
cover the cost of sales,
promotions and other
distribution activities, as well
as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           None            0.50%           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                      0.33%           0.26%           0.26%           0.30%           0.46%           0.26%
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TOTAL ANNUAL FUND OPERATING EXPENSES   1.08%           1.76%           1.76%           0.80%           1.46%           0.76%
------------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2006, administrative services fees for Class A, Class D and Class R shares were 0.07%, 0.04% and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

6 | GARTMORE CORE FIXED INCOME SERIES

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  530   $   754   $   995   $  1,686
--------------------------------------------------------------------------------
Class B shares                                679       854     1,154      1,810
--------------------------------------------------------------------------------
Class C shares                                279       554       954      2,073
--------------------------------------------------------------------------------
Class D shares                                528       694       874      1,395
--------------------------------------------------------------------------------
Class R shares                                149       462       797      1,746
--------------------------------------------------------------------------------
Institutional Class shares                     78       243       422        942
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*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  179   $   554   $   954   $  1,810
--------------------------------------------------------------------------------
Class C shares                                179       554       954      2,073
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                           GARTMORE CORE FIXED INCOME SERIES | 7

SECTION 1 GARTMORE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in high-grade CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable-rate basis.

In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others that they believe will better serve the objectives of the Fund.

The Fund is managed so that its DURATION will be between six months and one year, and will not exceed two years, and the Fund may enter into certain DERIVATIVES contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.


ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2000    2001    2002   2003    2004    2005   2006
---------------------------------------------------
4.80%   2.50%   2.20%  0.90%   0.49%   2.17%  4.31%

BEST QUARTER: 1.59% - 3RD QTR OF 2000
WORST QUARTER: -0.36% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006


                                                                       SINCE INCEPTION
                                                    1 YEAR   5 YEARS   (DEC. 29, 1999)
---------------------------------------------------------------------------------------
Class A shares - Before Taxes                         1.61%     1.56%             2.14%
---------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         0.31%     0.45%             0.73%
---------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
   Sales of Shares                                    1.03%     0.67%             0.96%
---------------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                      4.11%     1.96%             2.42%
---------------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     4.21%     2.10%             2.58%
---------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes             4.58%     2.35%             2.84%
---------------------------------------------------------------------------------------
ML 6-Month T-Bill Index(3)                            4.81%     2.52%             3.46%
---------------------------------------------------------------------------------------
ML 1-Year T-Bill Index(3)                             4.32%     2.43%             3.61%
---------------------------------------------------------------------------------------
Composite Index(3)                                    4.56%     2.48%             3.43%
---------------------------------------------------------------------------------------


1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


2 Returns before the first offering of Class R shares (10/1/03) are based on the previous performance of Class A shares. This performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

3 The Composite Index comprises 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index/50% Merrill Lynch 1-Year Treasury Bill Index. The ML 6-Month T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date. The ML 1-Year T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity. The Indexes do not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Indexes would be lower. Individuals cannot invest directly in an index.


                                           GARTMORE CORE FIXED INCOME SERIES | 9

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:

----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                               INSTITUTIONAL          INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                CLASS A SHARES       CLASS R SHARES   SERVICE CLASS SHARES   CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon purchases
(as a percentage of offering price)                     2.25%(2)             None             None                   None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed
upon redemptions (as a percentage of offering or
sale price, whichever is less)                          None(3)              None             None                   None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's investments
professionally managed)                                 0.35%                0.35%            0.35%                  0.35%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                            0.25%                0.50%            None                   None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(4)                                       0.16%                0.34%            0.39%                  0.14%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                    0.76%                1.19%            0.74%                  0.49%
----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(5)           0.04%                0.04%            0.04%                  0.04%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                          0.72%                1.15%            0.70%                  0.45%
----------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.


4 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.02%, 0.20% and 0.25% respectively. The full 0.25% in administrative services fees is not reflected for Class A and Class R shares in "Other Expenses" at this time because the Fund does not currently sell Class A and Class R shares to intermediaries that charge the full amount permitted.


5 Gartmore Mutual Funds (the "Trust") and Gartmore Morley Capital Management, Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.45% at least through May 1, 2008, for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.95% for Class A shares and 1.20% for Class R shares before the Adviser would be required to further limit the Fund's expenses.

10 | GARTMORE CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  297   $   458   $   634   $  1,142
--------------------------------------------------------------------------------
Class R shares                                117       374       650      1,440
--------------------------------------------------------------------------------
Institutional Service Class shares             72       233       408        915
--------------------------------------------------------------------------------
Institutional Class shares                     46       153       270        612
--------------------------------------------------------------------------------

*    Assumes a CDSC does not apply.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                          GARTMORE CORE FIXED INCOME SERIES | 11

SECTION 1 GARTMORE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund's management seeks to achieve the Fund's objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

In selecting investments for the Fund, the portfolio manager uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted MATURITY of five to nine years, and an average portfolio DURATION of four to six years.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund's investments goes down, you may lose money.

12 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1997    1998     1999     2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
9.50%   8.20%   -2.00%   12.90%   7.90%  11.00%   1.90%   3.42%   2.77%   3.85%

BEST QUARTER: 5.58% - 3RD QTR OF 2001
WORST QUARTER: -2.48% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                 1 YEAR    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                  -0.92%      3.33%       5.16%
-------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                  -2.17%      3.32%       5.08%
-------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                 1.91%      3.66%       5.27%
-------------------------------------------------------------------------------
Class D shares - Before Taxes                     -0.82%      3.57%       5.37%
-------------------------------------------------------------------------------
Class D shares - After Taxes
   on Distributions                               -2.25%      1.87%       3.27%
-------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares              -0.55%      2.06%       3.31%
-------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                   3.47%      4.26%       5.72%
-------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(2)                                 3.85%      4.55%       5.87%
-------------------------------------------------------------------------------
Merrill Lynch Government Master
   Index(4)                                        3.48%      4.59%       5.99%
-------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Returns have been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Returns have not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 2, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through June 29, 2004.

3 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

4 The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                          GARTMORE CORE FIXED INCOME SERIES | 13

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY          CLASS A        CLASS B        CLASS C        CLASS D        CLASS R        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                 SHARES         SHARES         SHARES         SHARES         SHARES         CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                          4.25%(2)       None           None           4.50%(2)       None           None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                       None(3)        5.00%(4)       1.00%(5)       None           None           None
---------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                2.00%          2.00%          2.00%          2.00%          2.00%          2.00%
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                 0.50%          0.50%          0.50%          0.50%          0.50%          0.50%
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)  0.25%          1.00%          1.00%          None           0.50%          None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                        0.34%          0.22%          0.22%          0.29%          0.42%          0.22%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       1.09%          1.72%          1.72%          0.79%          1.42%          0.72%
---------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class:--Reduction and Waiver of Class A and Class D Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2006, administrative services fees for Class A, Class D and Class R shares were 0.12%, 0.07% and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

14 | GARTMORE CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  531    $  757    $1,000     $1,697
--------------------------------------------------------------------------------
Class B shares                                675       842     1,133      1,785
--------------------------------------------------------------------------------
Class C shares                                275       542       933      2,030
--------------------------------------------------------------------------------
Class D shares                                527       691       869      1,384
--------------------------------------------------------------------------------
Class R shares                                145       449       776      1,702
--------------------------------------------------------------------------------
Institutional Class shares                     74       230       401        894
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  175    $  542    $  933     $1,785
--------------------------------------------------------------------------------
Class C shares                                175       542       933      2,030
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                          GARTMORE CORE FIXED INCOME SERIES | 15

SECTION 1 GARTMORE MONEY MARKET FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES

The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

o COMMERCIAL PAPER and other FIXED-INCOME SECURITIES issued by U.S. and foreign corporations;

o     ASSET-BACKED SECURITIES comprised of commercial paper;

o     U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES;

o     obligations of foreign governments;

o     COMMERCIAL PAPER issued by states and municipalities and

o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating-and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average MATURITY will be 90 days or less.

Because the Fund invests in short-term securities, the portfolio manager generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated instruments.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

SHARE REDUCTION RISK - In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

If the value of the Fund's investments goes down, you may lose money.

16 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. All of the Fund's then-outstanding shares were reclassified as Prime shares on January 4, 1999. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 7-day yield.

ANNUAL TOTAL RETURNS - PRIME SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
-----------------------------------------------------------------------------
5.10%   5.10%   4.70%   5.90%   3.50%   1.10%   0.60%   0.83%   2.72%   4.56%

BEST QUARTER: 1.52% - 4TH QTR OF 2000
WORST QUARTER: 0.13% - 3RD AND 4TH QTR OF 2003 AND 1ST AND 2ND QTR OF 2004

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006


                                                     1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Prime shares                                           4.56%     1.96%      3.39%
---------------------------------------------------------------------------------
Service Class shares(2)                                4.38%     1.82%      3.29%
---------------------------------------------------------------------------------
Institutional Class shares(2)                          4.61%     2.03%      3.43%
---------------------------------------------------------------------------------
iMoneyNet First Tier Retail Index(3)                   4.29%     1.80%      3.29%
---------------------------------------------------------------------------------


1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Returns between May 11, 1998 and the introduction of the Service Class (January 4,1999) and the Institutional Class (December 31, 2001) include the previous performance of the Fund's Prime shares. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has not been adjusted to reflect different expense levels, which if reflected would have resulted in lower performance for the Service Class.

3 The iMoneyNet First Tier Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury securities, other U.S. government securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                          GARTMORE CORE FIXED INCOME SERIES | 17

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying shares of the Fund, depending on the share class you select. There are no sales charges to purchase or sell shares of the Gartmore Money Market Fund.


----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES                PRIME    SERVICE CLASS   INSTITUTIONAL
THAT ARE DEDUCTED FROM FUND ASSETS)                     SHARES   SHARES          CLASS SHARES
----------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)                     0.39%    0.39%           0.39%
----------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                            None     0.10%(1)        None
----------------------------------------------------------------------------------------------
Other Expenses(2)                                       0.20%    0.26%           0.15%
----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                    0.59%    0.75%           0.54%
----------------------------------------------------------------------------------------------


1 Pursuant to the Fund's Rule 12b-1 Plan, Service Class shares are subject to a maximum 12b-1 fee of 0.15% of the average daily net assets of the Fund's Service Class shares.

2 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Prime shares and Service Class shares. For the year ended October 31, 2006, administrative services fees for Prime shares and Service Class shares were 0.05% and 0.11%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

3 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.59% at least through February 28, 2008 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, "Total Annual Fund Operating Expenses" could increase to 0.99% for Service Class shares and 0.84% for Prime shares before the Adviser would be required to limit the Fund's expenses. Currently, all share classes are operating below the expense limit.

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Prime shares                                  $60      $189      $329       $738
--------------------------------------------------------------------------------
Service Class shares                           77       240       417        930
--------------------------------------------------------------------------------
Institutional Class shares                     55       173       302        677
--------------------------------------------------------------------------------

18 | GARTMORE CORE FIXED INCOME SERIES

SECTION 1 GARTMORE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in U.S. GOVERNMENT SECURITIES, U.S. GOVERNMENT AGENCY SECURITIES and CORPORATE BONDS that are INVESTMENT GRADE. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable-rate basis.

In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others that they believe will better serve the objectives of the Fund.

The Fund is managed so that its DURATION generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

                                          GARTMORE CORE FIXED INCOME SERIES | 19

PERFORMANCE

Prior to October 4, 2004, the Fund was invested in a combination of short- and intermediate-term fixed-income securities and wrap contracts issued by financial institutions intended to stabilize the Fund's net asset value per share. Since that date, the Fund has ceased to use wrap contracts for that purpose. For the period between October 4, 2004 and December 6, 2004, the Fund concentrated its investments in short-term fixed-income instruments with less than 60 days to maturity. Beginning December 6, 2004, the Fund began to pursue its new investment objective and strategies as described herein and the Fund's share price fluctuates daily.

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2000    2001    2002    2003    2004    2005    2006
-----------------------------------------------------
5.65%   5.47%   4.19%   2.88%   1.79%   1.53%   3.96%

BEST QUARTER: 1.83% - 3RD QTR OF 2006
WORST QUARTER: -0.21% - 1ST QTR OF 2005

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                              1 YEAR   5 YEARS    (FEB. 1, 1999)
---------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                1.59%     2.25%             3.38%
---------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions(2)                          0.36%     1.12%             1.86%
---------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares(2)         1.01%     1.24%             1.95%
---------------------------------------------------------------------------------
Class C shares - Before Taxes(3)                2.83%     2.72%             3.68%
---------------------------------------------------------------------------------
Service Class shares - Before Taxes             3.84%     2.84%             3.76%
---------------------------------------------------------------------------------
IRA Class shares - Before Taxes                 3.82%     2.82%             3.74%
---------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                                 4.22%     3.21%             4.15%
---------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index(4)        3.96%     2.82%             4.15%
---------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Returns shown prior to the creation of Class A shares (7/16/03) include the previous performance of the Fund's IRA Class shares. This performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities and have the same expenses after any fee waiver or reimbursements. Class A returns have been restated for the applicable sales charges.

3 Returns before the first offering of Class C shares (2/28/05) are based on the previous performance of Class A shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. Returns for Class C shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect any lower expenses.

4 The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

20 | GARTMORE CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                               SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                    CLASS A SHARES   CLASS C SHARES   SHARES          CLASS SHARES    IRA CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                             2.25%(2)         None             None            None            None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)          0.75%(4)         None            None            None
------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                   2.00%            2.00%            2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                    0.35%            0.35%            0.35%           0.35%           0.35%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well as
certain shareholder servicing costs)        0.25%            0.75%            0.25%           None            0.25%
------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.21%            0.21%            0.29%           0.21%           0.34%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          0.81%            1.31%            0.89%           0.56%           0.94%
------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                    0.01%            0.01%            0.01%           0.01%           0.01%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                     0.80%            1.30%            0.88%           0.55%           0.93%
------------------------------------------------------------------------------------------------------------------------------


1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charge and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC of 0.75% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds:
      Choosing a Share Class--Class C Shares.

5 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in omnibus accounts or retirement plans that cannot implement the fee.

6 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Service Class and IRA Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Service Class and IRA Class shares were 0.00%, 0.08% and 0.13%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

7 Gartmore Mutual Funds (the "Trust") and Gartmore Morley Capital Management, Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.55% for at least through February 28, 2008 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.05% for Class A shares, 1.05% for Service Class shares and 1.05% for IRA Class shares before the Adviser would be required to limit the Fund's expenses.

                                          GARTMORE CORE FIXED INCOME SERIES | 21

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                              $305      $477      $664     $1,203
--------------------------------------------------------------------------------
Class C shares                                207       414       717      1,578
--------------------------------------------------------------------------------
Service Class shares                           90       283       492      1,095
--------------------------------------------------------------------------------
Institutional Class shares                     56       178       312        700
--------------------------------------------------------------------------------
IRA Class shares                               95       299       519      1,154
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class C shares                               $132      $414      $717     $1,578
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Service Class, Institutional Class and IRA Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

22 | GARTMORE CORE FIXED INCOME SERIES

SECTION 1 GARTMORE TAX-FREE INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in INVESTMENT GRADE FIXED-INCOME SECURITIES that qualify as MUNICIPAL OBLIGATIONS. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Fund, the Fund's management seeks value.

A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

TAX RISK - a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund's investments goes down, you may lose money.

                                          GARTMORE CORE FIXED INCOME SERIES | 23

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1997     1998     1999     2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
8.60%    5.60%   -3.60%   11.40%   4.60%   8.50%   5.00%   4.44%   3.02%   3.67%

BEST QUARTER: 4.66% - 3RD QTR OF 2002
WORST QUARTER: -2.66% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                     -1.01%     3.76%      4.37%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                     -2.31%     3.56%      4.24%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                    1.66%     3.93%      4.41%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                        -1.03%     3.95%      4.58%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions                                     -1.06%     3.94%      4.55%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares                  0.84%     4.01%      4.58%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(4)               4.85%     5.53%      5.76%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 2, 2001, through September 4, 2003.

3 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

4 The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

24 | GARTMORE CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS D SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of offering price)   4.25%(2)         None             None             4.50%(2)
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a percentage
of offering or sale price, whichever is less)        None(3)          5.00%(4)         1.00%(5)         None
----------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)(6)                  2.00%            2.00%            2.00%            2.00%
----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally managed)           0.50%            0.50%            0.50%            0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)              0.25%            1.00%            1.00%            None
----------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                                    0.20%            0.20%            0.20%            0.20%
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                 0.95%            1.70%            1.70%            0.70%
----------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

7 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class D shares. For the year ended October 31, 2006, administrative services fees for Class A and Class D shares were 0.00% and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

                                          GARTMORE CORE FIXED INCOME SERIES | 25

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  518   $   715   $   928   $  1,542
--------------------------------------------------------------------------------
Class B shares                                673       836     1,123      1,716
--------------------------------------------------------------------------------
Class C shares                                273       536       923      2,009
--------------------------------------------------------------------------------
Class D shares                                518       664       822      1,281
--------------------------------------------------------------------------------

*    Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  173   $   536   $   923   $  1,716
--------------------------------------------------------------------------------
Class C shares                                173       536       923      2,009
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

26 | GARTMORE CORE FIXED INCOME SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than investment grade securities.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:


o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

ASSET-BACKED SECURITIES - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES - Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments;

o     greater risk of loss due to default or declining credit quality;

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and

o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

                                          GARTMORE CORE FIXED INCOME SERIES | 27

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

REPURCHASE AGREEMENTS - When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

ZERO COUPON BONDS - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

CREDIT DEFAULT SWAP AGREEMENTS - The Gartmore Bond Fund may enter into a credit default swap, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Fund either delivers the defaulted bond (if the Fund has taken a short position in the credit default swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

28 | GARTMORE CORE FIXED INCOME SERIES

PORTFOLIO TURNOVER - Each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each of Gartmore Bond Fund, Gartmore Enhanced Income Fund, Gartmore Government Bond Fund, Gartmore Short Duration Bond Fund and Gartmore Tax-Free Income Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                          GARTMORE CORE FIXED INCOME SERIES | 29

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISERS


Gartmore Mutual Fund Capital Trust ("GMFCT"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Money Market Fund and Gartmore Tax-Free Income Fund (the "GMFCT Funds"). GMFCT was organized in 1999 as an investment adviser for mutual funds.

Gartmore Morley Capital Management, Inc. ("GMCM"), located at 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, is the investment adviser for the Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund (the "Morley Funds") and is responsible for managing the Funds' investments and supervising the Funds' daily business affairs. GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. The firm focuses its investment management business on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts.


GMFCT and GMCM (the "Advisers") are part of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company.

On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of GMFCT, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the GMFCT Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the GMFCT Fund's respective shareholders. The sale of GMFCT to NFS currently is anticipated to close during the second quarter of 2007.

In connection with the transactions proposed pursuant to the Purchase Agreement, the Board of Trustees of the Trust has also approved new investment advisory agreements with respect to the Morley Funds under which GMFCT would replace GMCM as the investment adviser to such Funds. The new investment advisory agreements with respect to the Morley Funds are, with the exception of the identity of the adviser, identical to the existing investment advisory agreements in all material respects. At the same time, the Board of Trustees has approved the appointment of GMCM as the subadviser to each of the Morley Funds. Both the appointment of GMFCT as investment adviser to the Morley Funds and the appointment of GMCM as their subadviser are subject to approval of the Morley Funds' respective shareholders.


As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.


Each Fund pays its investment adviser a management fee based on each Fund's average daily net assets. The total aggregate management fees paid by each Fund for the fiscal year ended October 31, 2006, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, were as follows:

--------------------------------------------------------------------------------
FUND                                                 ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Gartmore Bond Fund                                                         0.50%
--------------------------------------------------------------------------------
Gartmore Enhanced Income Fund                                              0.31%
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                                              0.50%
--------------------------------------------------------------------------------
Gartmore Money Market Fund                                                 0.39%
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                                          0.25%
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                                              0.50%
--------------------------------------------------------------------------------

The total annual advisory fees that can be paid to each Fund's respective Adviser (as a percentage of average daily net assets) are as follows:


--------------------------------------------------------------------------------
FUND/ASSETS                                                      MANAGEMENT FEE
--------------------------------------------------------------------------------
GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND AND
GARTMORE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
$0 up to $250 million                                                      0.50%
--------------------------------------------------------------------------------
$250 million up to $1 billion                                             0.475%
--------------------------------------------------------------------------------
$1 billion up to $2 billion                                                0.45%
--------------------------------------------------------------------------------
$2 billion up to $5 billion                                               0.425%
--------------------------------------------------------------------------------
$5 billion or more                                                         0.40%
--------------------------------------------------------------------------------

GARTMORE ENHANCED INCOME FUND AND
GARTMORE SHORT DURATION BOND FUND
--------------------------------------------------------------------------------
$0 up to 500 million                                                       0.35%
--------------------------------------------------------------------------------
$500 million up to $1 billion                                              0.34%
--------------------------------------------------------------------------------
$1 billion up to $3 billion                                               0.325%
--------------------------------------------------------------------------------
$3 billion up to $5 billion                                                0.30%
--------------------------------------------------------------------------------
$5 billion up to $10 billion                                              0.285%
--------------------------------------------------------------------------------
$10 billion or more                                                       0.275%
--------------------------------------------------------------------------------

GARTMORE MONEY MARKET FUND
--------------------------------------------------------------------------------
Up to $1 billion                                                           0.40%
--------------------------------------------------------------------------------
$1 billion up to $2 billion                                                0.38%
--------------------------------------------------------------------------------
$2 billion up to $5 billion                                                0.36%
--------------------------------------------------------------------------------
$5 billion or more                                                         0.34%
--------------------------------------------------------------------------------


A discussion of the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from November 1, 2006 to April 30, 2007.

30 | GARTMORE CORE FIXED INCOME SERIES

PORTFOLIO MANAGEMENT

GARTMORE BOND FUND

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Gartmore Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Davis joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior portfolio manager and is currently a director. He manages and co-manages with Ms. Brown, other institutional fixed-income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, he was with John Nuveen/Flagship Financial for five years.

Ms. Brown joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior investment analyst and is currently a director. She also co-manages with Mr. Davis, other institutional fixed-income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, she was with the Ohio Bureau of Workers' Compensation.

GARTMORE ENHANCED INCOME FUND AND GARTMORE SHORT DURATION BOND FUND

Perpetua M. Phillips, vice president and senior portfolio manager, and Shane Johnston, portfolio manager, are responsible for the day-to-day management of the Funds, including the selection of the Funds' investments.

Ms. Phillips joined GMCM in 1999. She has 16 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Johnston joined GMCM in 2000. He has five years of experience in finance and investments, including fixed-income portfolio management and training.

GARTMORE GOVERNMENT BOND FUND

Gary R. Hunt, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has either managed or co-managed the Gartmore Government Bond Fund and its predecessor funds, since March 1997. He currently also manages the Gartmore GVIT Government Bond Fund and an offshore U.S. government bond fund. He joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.

GARTMORE MONEY MARKET FUND

Dan Blevins, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments, on behalf of the Adviser. Mr. Blevins joined Nationwide Insurance, an affiliate of the Fund's Adviser, in 1996 and now serves as Manager of Short Term Investments. While at Nationwide Insurance, Mr. Blevins has worked as an accountant and in the investment research department. He has managed short-term portfolios for the past six years.

GARTMORE TAX-FREE INCOME FUND

Alpha Benson is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Benson joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1977 as a financial analyst and now serves as Director of Municipal Securities. She has managed the Gartmore Tax-Free Income Fund and its predecessor since its inception in March 1986.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE


The Advisers and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows each Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Advisers) without the approval of shareholders. The order also allows the Advisers to revise subadvisory agreements with non-affiliated subadvisers with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Advisers, but if a new non-affiliated subadviser is hired for any of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows these Funds greater flexibility and enables them to operate more efficiently.


In instances where either of the Advisers hires a subadviser, the Adviser performs the following oversight and evaluation services to any subadvised
Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o     communicating performance expectations and evaluations to the subadvisers;
      and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Advisers do not expect to frequently recommend subadviser changes. Where the Advisers do recommend the hiring of a subadviser, they periodically provides written reports to the Board of Trustees regarding their evaluation and monitoring. Although the Advisers monitor the subadviser's performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.

                                          GARTMORE CORE FIXED INCOME SERIES | 31

SECTION 4 INVESTING WITH GARTMORE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------

When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table to the right and on the next page compares Class A, Class B, Class C and Prime shares, which are available to all investors, and Class D shares which are available only to certain investors.

Class R, Service Class, Institutional Service Class, Institutional Class and IRA Class shares also are available only to certain investors. For eligible investors these share classes may be more suitable than Class A, Class B, Class C or Prime shares.

IRA Class shares of the Gartmore Short Duration Bond Fund are closed to new investors, including any exchanges from other Gartmore mutual funds. Existing shareholders are permitted to continue to invest in the Fund both directly and through exchanges from other Gartmore Funds, as well as through dividend and capital gains reinvestments. The Fund will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------


COMPARING CLASS A, CLASS D, CLASS B,
CLASS C AND PRIME SHARES

CLASSES AND CHARGES        POINTS TO CONSIDER
CLASS A SHARES AND
CLASS D SHARES

Front-end sales charge     A front-end sales charge means that a portion of
up to 4.25% for Class A      your initial investment goes toward the sales
shares and 4.50% for         charge and is not invested.
Class D shares. (2.25%
for Gartmore Enhanced
Income Fund and            Reduction and waivers of sales charges may be
Gartmore Short Duration      available.
Bond Fund)
                           Total annual operating expenses are lower than Class
Contingent deferred          B and Class C expenses (CDSC)(1) which means
sales charge                 higher dividends and/or net asset value ("NAV")
(Class A shares only)        per share.

                           No conversion feature.
Annual service and/or
12b-1 fee of 0.25%         No maximum investment amount.
(Class A shares only)
Administrative services
fee of up to 0.25%

--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%           No front-end sales charge means your full investment
                             immediately goes toward buying shares.
                           No reduction of CDSC, but waivers may be available.
                           The CDSC declines 1% in most years to zero after six
                             years.

Annual service and/or      Total annual operating expenses are higher than Class
12b-1 fee of 1.00%           A charges which means lower dividends and/or NAV
                             per share.
No administrative
services fee

                           Automatic conversion to Class A shares after seven
                             years, which means lower annual expenses in the future.
                           Maximum investment amount of $100,000. Larger
                             investments may be rejected.

--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%              No front-end sales charge means your full investment
(0.75% for Gartmore          immediately goes toward buying shares.
Short Duration Bond        No reduction of CDSC, but waivers may be available.
Fund)                      The CDSC declines to zero after one year.



Annual service and/or      Total annual operating expenses are higher than Class
12b-1 fee of 1.00%           A charges which means lower dividends and/or NAV
(0.75% for Gartmore          per share.
Short Duration Bond
Fund)

                           No conversion feature.
No administrative          Maximum investment amount of $1,000,000(2). Larger
services fee                 investments may be rejected.


--------------------------------------------------------------------------------


32 | GARTMORE CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------


COMPARING CLASS A, CLASS D, CLASS B,
CLASS C AND PRIME SHARES (CONT.)

CLASSES AND CHARGES        POINTS TO CONSIDER
PRIME SHARES
(GARTMORE MONEY
MARKET FUND)

No annual service and/or   No front-end sales charge means your full investment
12b-1 fee                    immediately goes toward buying shares.

Administrative services    No maximum investment amount.
fee of up to 0.25%

--------------------------------------------------------------------------------

1 A CDSC of up to 0.75% for the Gartmore Bond Fund, the Gartmore Government Bond Fund and the Gartmore Tax-Free Income Fund; and 0.35% for the Gartmore Enhanced Income Fund and the Gartmore Short Duration Bond Fund will be charged on Class A shares redeemed within 18 months of purchase (or two years in the case of the Gartmore Enhanced Income Fund and the Gartmore Short Duration Bond Fund) if you paid no sales charge on the original purchase and a finders fee was paid.

2     This limit was calculated based on a one-year holding period.

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES FOR GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND AND GARTMORE TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                                    SALES CHARGE AS A PERCENTAGE OF
                                    -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                      4.25%             4.44%            3.75%
--------------------------------------------------------------------------------
$100,000 to $249,999                    3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                    2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                    2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                      None              None             None*
--------------------------------------------------------------------------------

FRONT-END SALES CHARGES FOR CLASS A
SHARES FOR GARTMORE ENHANCED INCOME FUND AND GARTMORE SHORT DURATION BOND FUND


--------------------------------------------------------------------------------
                                   SALES CHARGE AS A PERCENTAGE OF
                                   -------------------------------
                                                                        DEALER
                                                   NET AMOUNT    COMMISSION AS
AMOUNT OF                          OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                              PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                     2.25%             2.30%            2.00%
--------------------------------------------------------------------------------
$100,000 to $499,999                   1.75              1.78             1.50
--------------------------------------------------------------------------------
$500,000 to $999,999                   1.50              1.52             1.25
--------------------------------------------------------------------------------
$1 million or more                     None              None             None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as they purchase the Class D shares through the same account in the same capacity and

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES

--------------------------------------------------------------------------------
                                                  SALES CHARGE
                                               AS A PERCENTAGE           DEALER
                                                 OF NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                       4.50%             4.71%            4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                      4.00              4.17             3.50
--------------------------------------------------------------------------------
$100,000 to $249,999                    3.00              3.09             2.50
--------------------------------------------------------------------------------
$250,000 to $499,999                    2.50              2.56             1.75
--------------------------------------------------------------------------------
$500,000 to $999,999                    2.00              2.04             1.25
--------------------------------------------------------------------------------
$1 million or more                      None              None             None
--------------------------------------------------------------------------------

                                          GARTMORE CORE FIXED INCOME SERIES | 33

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nwdfunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Gartmore Distribution Services, Inc. (the "Distributor") to waive sales charges. (Class A shares only);

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from redemptions of Gartmore Fund Class D shares;

o     retirement plans. (Class A shares only);

o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

34 | GARTMORE CORE FIXED INCOME SERIES

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase (24 months for Gartmore Enhanced Income Fund and Gartmore Short Duration Bond
Fund). The CDSC covers the finders fee paid to the selling dealer. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     a finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

-----------------------------------------------------------------------------------------
AMOUNT OF                                      $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                                    TO $3,999,999   TO $24,999,999       OR MORE
-----------------------------------------------------------------------------------------
Amount of CDSC on Gartmore Enhanced
  Income Fund and Gartmore Short Duration
  Bond Fund if redeemed within 24 months
  of initial purchase                                0.35%            0.25%         0.15%
-----------------------------------------------------------------------------------------
Amount of CDSC on other Funds if
redeemed within 18 months of purchase                0.75%            0.50%         0.25%
-----------------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSCs for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

----------------------------------------------------------------------------------
                                                                          7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   OR MORE
----------------------------------------------------------------------------------
Sales charge        5%        4%        3%        3%        2%        1%        0%
----------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the Class B shares converted; however, the total dollar value is the same.

                                          GARTMORE CORE FIXED INCOME SERIES | 35

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1% (0.75% for Class C shares of the Gartmore Short Duration Bond Fund).

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

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SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R, Service Class, Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

--------------------------------------------------------------------------------

The above-referenced plans are generally small and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES

Institutional Service Class and Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Advisers or their affiliates, those accounts which have client relationships with an affiliate of the Advisers, their affiliates and their corporate sponsors and subsidiaries; and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

36 | GARTMORE CORE FIXED INCOME SERIES

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.


SALES CHARGES AND FEES


SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, IRA Class and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Service Class, Institutional Class and Prime shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R, IRA Class and Service Class shares (Money Market Fund only) pay the Distributor annual amounts not exceeding the following:

-------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
-------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
-------------------------------------------------------------------------
Class B shares                    1.00% (0.25% service fee)
-------------------------------------------------------------------------
Class C shares                    1.00%* (0.25% service fee)
-------------------------------------------------------------------------
Class R shares                    0.50% (0.25% of which may be either
                                  a distribution or service fee)
-------------------------------------------------------------------------
Service Class shares
(Money Market Fund only)          0.15% (distribution or service fee)
-------------------------------------------------------------------------
Service Class shares
(Short Duration Bond Fund only)   0.25% (distribution or service fee)
-------------------------------------------------------------------------
IRA Class shares                  0.25% (distribution or service fee)
-------------------------------------------------------------------------

*    0.75% for Gartmore Short Duration Bond Fund

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A, Class R, IRA Class and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R, Service Class, IRA Class and Prime shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime share assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

                                          GARTMORE CORE FIXED INCOME SERIES | 37

REVENUE SHARING

Each Adviser and/or its affiliates (collectively, "NWD Investments") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NWD Investments own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NWD Investments and not from the Funds' assets, the amount of any revenue sharing payments is determined by NWD Investments.

In addition to the revenue sharing payments described above, NWD Investments may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Advisers;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NWDFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Gartmore Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.


BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.


38 | GARTMORE CORE FIXED INCOME SERIES

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.         *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE          60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                          "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S. dollars    mailing or faxing a letter to Gartmore Funds. The letter must
and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER     include your account number(s) and the name(s) of the Fund(s)
CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD          you wish to exchange from and to. The letter must be signed by
CHECKS OR MONEY ORDERS.                                             all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Gartmore Funds'       ON-LINE. Transactions may be made through the Gartmore Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                         of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Funds written notice of its        must be attached to your application. (The authorization will be
termination.)                                                       in effect unless you give the Fund written notice of its
                                                                    termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds typically will be wired to your bank on the
      and arrange to fax your completed application.                      next business day after your order has been processed.

o     your bank may charge a fee to wire funds.                     o     Gartmore Funds deducts a $20 service fee from the
                                                                          redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order to receive
      the current day's NAV.                                        o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore       BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Gartmore Funds from        bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing      our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or           to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number         Institutional Class shares should call our toll-free number.


                                                                                              GARTMORE CORE FIXED INCOME SERIES | 39

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are either unavailable or are deemed by the Advisers to be unreliable, a Fair Valuation Committee, consisting of employees of the Advisers, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

The Gartmore Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

40 | GARTMORE CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                                         $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------
IRA CLASS SHARES
To open an account                                             $1,000 (per Fund)
Additional investments                                                      $100
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. For Prime Shares of Gartmore Money Market Fund, if the average monthly value of your account falls below $250, you are generally subject to a $2 monthly fee. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the low-balance fee.


o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Service Class, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

                                          GARTMORE CORE FIXED INCOME SERIES | 41

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

EXCHANGES INTO GARTMORE MONEY MARKET FUND


You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem shares in Class A, Class D, Class B, Class C, Prime and IRA Class shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

--------------------------------------------------------------------------------

42 | GARTMORE CORE FIXED INCOME SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Advisers; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore Funds: Buying Shares--Share Price.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

                                          GARTMORE CORE FIXED INCOME SERIES | 43

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose exchange and redemption fees on certain funds if you redeem or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                   EXCHANGE/     HOLDING PERIOD
FUND                                          REDEMPTION FEE     (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                       2.00%                 90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                          2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                 2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                    2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                  2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Technology and
   Communications Fund                                  2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                          2.00%                 90
--------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund                        2.00%                 90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                      2.00%                 90
--------------------------------------------------------------------------------
Gartmore Market Neutral Fund                            2.00%                 90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                          2.00%                 90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                            2.00%                 90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                    2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                 2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Core Fund                            2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Growth
  Opportunities Fund                                    2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                         2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                           2.00%                 90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                      2.00%                 90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                       2.00%                 90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                         2.00%                 90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                 90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                    2.00%                 30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                           2.00%                 30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                2.00%                 30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                        2.00%                 30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                       2.00%                 30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                      2.00%                  7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                2.00%                  7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                           2.00%                  7
--------------------------------------------------------------------------------
Gartmore International Index Fund                       2.00%                  7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                      2.00%                  7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                       2.00%                  7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                             2.00%                  7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                           2.00%                  7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                           2.00%                  7
--------------------------------------------------------------------------------

44 | GARTMORE CORE FIXED INCOME SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

The Gartmore Money Market Fund expects to declare daily and distribute net investment income, if any, to shareholders as dividends monthly. The Gartmore Bond, Gartmore Government Bond, Gartmore Tax-Free Income, Gartmore Enhanced Income and Gartmore Short Duration Bond Funds expect to declare and distribute net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

GARTMORE TAX-FREE INCOME FUND

Most distributions from the Tax-Free Income Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Any taxable distributions will be reported on Form 1099-DIV. Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund. Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

                                          GARTMORE CORE FIXED INCOME SERIES | 45

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in the Funds through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

46 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE BOND FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31, or if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET                 UNREALIZED        TOTAL
                                       VALUE,          NET         GAINS         FROM
                                    BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                    OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002             $9.58         0.50         (0.15)        0.35
Year Ended October 31, 2003             $9.43         0.46          0.24         0.70
Year Ended October 31, 2004             $9.67         0.43          0.08         0.51
Year Ended October 31, 2005             $9.75         0.40         (0.22)        0.18
Year Ended October 31, 2006             $9.53         0.44          0.04         0.48
-------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (d)       $9.49         0.06          0.18         0.24
Year Ended October 31, 2004             $9.67         0.36          0.08         0.44
Year Ended October 31, 2005             $9.75         0.34         (0.22)        0.12
Year Ended October 31, 2006             $9.53         0.39          0.02         0.41
-------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (d)       $9.50         0.06          0.18         0.24
Year Ended October 31, 2004             $9.68         0.36          0.08         0.44
Year Ended October 31, 2005             $9.76         0.34         (0.22)        0.12
Year Ended October 31, 2006             $9.54         0.39          0.02         0.41
-------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002             $9.59         0.52         (0.15)        0.37
Year Ended October 31, 2003             $9.44         0.49          0.24         0.73
Year Ended October 31, 2004             $9.68         0.45          0.09         0.54
Year Ended October 31, 2005             $9.77         0.43         (0.22)        0.21
Year Ended October 31, 2006             $9.55         0.48          0.02         0.50
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                           DISTRIBUTIONS
--------------------------------------------------------------------------------------------
                                           NET                    NET ASSET
                                    INVESTMENT           TOTAL   VALUE, END        TOTAL
                                        INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002              (0.50)          (0.50)       $9.43         3.84%
Year Ended October 31, 2003              (0.46)          (0.46)       $9.67         7.55%
Year Ended October 31, 2004              (0.43)          (0.43)       $9.75         5.37%
Year Ended October 31, 2005              (0.40)          (0.40)       $9.53         1.87%
Year Ended October 31, 2006              (0.43)          (0.43)       $9.58         5.22%
--------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (d)        (0.06)          (0.06)       $9.67         2.50%(g)
Year Ended October 31, 2004              (0.36)          (0.36)       $9.75         4.66%
Year Ended October 31, 2005              (0.34)          (0.34)       $9.53         1.18%
Year Ended October 31, 2006              (0.37)          (0.37)       $9.57         4.41%
--------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (d)        (0.06)          (0.06)       $9.68         2.49%(g)
Year Ended October 31, 2004              (0.36)          (0.36)       $9.76         4.63%
Year Ended October 31, 2005              (0.34)          (0.34)       $9.54         1.18%
Year Ended October 31, 2006              (0.37)          (0.37)       $9.58         4.40%
--------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002              (0.52)          (0.52)       $9.44         4.07%
Year Ended October 31, 2003              (0.49)          (0.49)       $9.68         7.81%
Year Ended October 31, 2004              (0.45)          (0.45)       $9.77         5.75%
Year Ended October 31, 2005              (0.43)          (0.43)       $9.55         2.15%
Year Ended October 31, 2006              (0.46)          (0.46)       $9.59         5.39%
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF
                                                                                      RATIO OF       INVESTMENT
                                                                       RATIO          EXPENSES           INCOME
                                                                      OF NET         (PRIOR TO        (PRIOR TO
                                   NET ASSETS      RATIO OF       INVESTMENT        REIMBURSE-       REIMBURSE-
                                    AT END OF   EXPENSES TO        INCOME TO         MENTS) TO        MENTS) TO
                                       PERIOD   AVERAGE NET          AVERAGE       AVERAGE NET      AVERAGE NET         PORTFOLIO
                                       (000S)        ASSETS       NET ASSETS        ASSETS (b)       ASSETS (b)      TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $  7,551          1.06%            5.34%                 (i)              (i)          27.66%
Year Ended October 31, 2003          $ 10,128          1.08%            4.74%                 (i)              (i)          17.73%
Year Ended October 31, 2004          $ 10,669          1.04%            4.38%                 (i)              (i)          17.20%
Year Ended October 31, 2005          $ 10,212          1.10%            4.15%                 (i)              (i)          34.08%
Year Ended October 31, 2006          $ 11,434          1.08%            4.76%             1.08%            4.76%            36.06%
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (d)    $     24          1.83%(h)         3.62%(h)              (i)              (i)          17.73%
Year Ended October 31, 2004          $    102          1.72%            3.64%                 (i)              (i)          17.20%
Year Ended October 31, 2005          $    223          1.78%            3.46%                 (i)              (i)          34.08%
Year Ended October 31, 2006          $    268          1.75%            4.12%             1.75%            4.12%            36.06%
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (d)    $      9          1.87%(h)         3.60%(h)              (i)              (i)          17.73%
Year Ended October 31, 2004          $    182          1.72%            3.48%                 (i)              (i)          17.20%
Year Ended October 31, 2005          $    696          1.78%            3.45%                 (i)              (i)          34.08%
Year Ended October 31, 2006          $  1,306          1.74%            4.15%             1.74%            4.15%            36.06%
----------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002          $136,049          0.83%            5.58%                 (i)              (i)          27.66%
Year Ended October 31, 2003          $127,591          0.82%            5.00%                 (i)              (i)          17.73%
Year Ended October 31, 2004          $112,631          0.78%            4.64%                 (i)              (i)          17.20%
Year Ended October 31, 2005          $ 99,133          0.83%            4.41%                 (i)              (i)          34.08%
Year Ended October 31, 2006          $ 83,878          0.80%            5.00%             0.80%            5.00%            36.06%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

                                          GARTMORE CORE FIXED INCOME SERIES | 47

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET                 UNREALIZED        TOTAL
                                       VALUE,          NET         GAINS         FROM
                                    BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                    OF PERIOD       INCOME    INVESTMENT   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)       $9.80         0.03         (0.12)       (0.09)
Year Ended October 31, 2004             $9.68         0.39          0.09         0.48
Year Ended October 31, 2005             $9.77         0.40         (0.22)        0.18
Year Ended October 31, 2006             $9.55         0.42          0.03         0.45
--------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)       $9.50         0.15          0.26         0.41
Year Ended October 31, 2005             $9.76         0.43         (0.21)        0.22
Year Ended October 31, 2006             $9.55         0.47          0.03         0.50
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                          DISTRIBUTIONS
---------------------------------------------------------------------------------------------
                                           NET                    NET ASSET
                                    INVESTMENT           TOTAL   VALUE, END        TOTAL
                                        INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)        (0.03)          (0.03)       $9.68        (0.92%)(g)
Year Ended October 31, 2004              (0.39)          (0.39)       $9.77         5.06%
Year Ended October 31, 2005              (0.40)          (0.40)       $9.55         1.81%
Year Ended October 31, 2006              (0.41)          (0.41)       $9.59         4.88%
---------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)        (0.15)          (0.15)       $9.76         4.32%(g)
Year Ended October 31, 2005              (0.43)          (0.43)       $9.55         2.30%
Year Ended October 31, 2006              (0.46)          (0.46)       $9.59         5.45%
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF
                                                                                      RATIO OF       INVESTMENT
                                                                       RATIO          EXPENSES           INCOME
                                                                      OF NET         (PRIOR TO        (PRIOR TO
                                   NET ASSETS      RATIO OF       INVESTMENT        REIMBURSE-       REIMBURSE-
                                    AT END OF   EXPENSES TO        INCOME TO         MENTS) TO        MENTS) TO
                                       PERIOD   AVERAGE NET          AVERAGE       AVERAGE NET      AVERAGE NET         PORTFOLIO
                                       (000S)        ASSETS       NET ASSETS        ASSETS (b)       ASSETS (b)      TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)     $     1          1.85%(h)         3.48%(h)          1.95%(h)         3.38%(h)         17.73%
Year Ended October 31, 2004           $     1          1.37%            3.99%                 (i)              (i)          17.20%
Year Ended October 31, 2005           $     1          1.14%            4.08%                 (i)              (i)          34.08%
Year Ended October 31, 2006           $     1          1.30%            4.53%             1.30%            4.53%            36.06%
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)     $   260          0.73%(h)         4.51%(h)              (i)              (i)          17.20%
Year Ended October 31, 2005           $ 4,641          0.78%            4.47%                 (i)              (i)          34.08%
Year Ended October 31, 2006           $12,233          0.74%            5.17%             0.74%            5.17%            36.06%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

48 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE ENHANCED INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

----------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                              REALIZED AND
                                     NET ASSET                  UNREALIZED
                                        VALUE,          NET          GAINS   TOTAL FROM
                                     BEGINNING   INVESTMENT    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       INCOME    INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002             $ 9.70         0.41          (0.26)        0.15
Year Ended October 31, 2003             $ 9.44         0.30          (0.18)        0.12
Year Ended October 31, 2004             $ 9.26         0.16          (0.09)        0.07
Year Ended October 31, 2005             $ 9.16         0.22          (0.07)        0.15
Year Ended October 31, 2006             $ 9.08         0.32           0.05         0.37
----------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)       $ 9.30         0.02          (0.03)       (0.01)
Year Ended October 31, 2004             $ 9.27         0.13          (0.09)        0.04
Year Ended October 31, 2005             $ 9.17         0.22          (0.07)        0.15
Year Ended October 31, 2006             $ 9.09         0.32           0.05         0.37
----------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002             $ 9.71         0.42          (0.27)        0.15
Year Ended October 31, 2003             $ 9.44         0.31          (0.17)        0.14
Year Ended October 31, 2004             $ 9.27         0.17          (0.09)        0.08
Year Ended October 31, 2005             $ 9.17         0.23          (0.07)        0.16
Year Ended October 31, 2006 (g)         $ 9.09         0.32           0.05         0.37
----------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002             $ 9.70         0.45          (0.26)        0.19
Year Ended October 31, 2003             $ 9.44         0.33          (0.18)        0.15
Year Ended October 31, 2004             $ 9.26         0.19          (0.08)        0.11
Year Ended October 31, 2005             $ 9.17         0.25          (0.07)        0.18
Year Ended October 31, 2006             $ 9.09         0.34           0.04         0.38
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                            DISTRIBUTIONS
----------------------------------------------------------------------------------------------
                                            NET                    NET ASSET
                                     INVESTMENT           TOTAL   VALUE, END        TOTAL
                                         INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)
----------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002               (0.41)          (0.41)      $ 9.44         1.60%
Year Ended October 31, 2003               (0.30)          (0.30)      $ 9.26         1.31%
Year Ended October 31, 2004               (0.17)          (0.17)      $ 9.16         0.73%
Year Ended October 31, 2005               (0.23)          (0.23)      $ 9.08         1.66%
Year Ended October 31, 2006               (0.32)          (0.32)      $ 9.13         4.15%
----------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)         (0.02)          (0.02)      $ 9.27        (0.13%)(e)
Year Ended October 31, 2004               (0.14)          (0.14)      $ 9.17         0.48%
Year Ended October 31, 2005               (0.23)          (0.23)      $ 9.09         1.70%
Year Ended October 31, 2006               (0.32)          (0.32)      $ 9.14         4.12%
----------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002               (0.42)          (0.42)      $ 9.44         1.60%
Year Ended October 31, 2003               (0.31)          (0.31)      $ 9.27         1.50%
Year Ended October 31, 2004               (0.18)          (0.18)      $ 9.17         0.82%
Year Ended October 31, 2005               (0.24)          (0.24)      $ 9.09         1.77%
Year Ended October 31, 2006 (g)           (0.32)          (0.32)      $ 9.14         4.17%
----------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002               (0.45)          (0.45)      $ 9.44         1.96%
Year Ended October 31, 2003               (0.33)          (0.33)      $ 9.26         1.64%
Year Ended October 31, 2004               (0.20)          (0.20)      $ 9.17         1.07%
Year Ended October 31, 2005               (0.26)          (0.26)      $ 9.09         2.13%
Year Ended October 31, 2006               (0.34)          (0.34)      $ 9.13         4.31%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                                     RATIO OF        INVESTMENT
                                                                       RATIO         EXPENSES            INCOME
                                                                      OF NET        (PRIOR TO         (PRIOR TO
                                     NET ASSETS     RATIO OF      INVESTMENT       REIMBURSE-        REIMBURSE-
                                      AT END OF     EXPENSES       INCOME TO        MENTS) TO         MENTS) TO
                                         PERIOD   TO AVERAGE         AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)   NET ASSETS      NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002           $   1,691         0.79%           4.28%            0.95%             4.12%            32.97%
Year Ended October 31, 2003           $   2,404         0.78%           3.11%            0.88%             3.01%            29.97%
Year Ended October 31, 2004           $   1,575         0.80%           1.74%            0.85%             1.69%            51.59%
Year Ended October 31, 2005           $   1,242         0.80%           2.36%            0.85%             2.31%            60.80%
Year Ended October 31, 2006           $   1,570         0.72%           3.51%            0.76%             3.47%            77.44%
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)     $       1         1.05%(f)        2.01%(f)         1.15%(f)          1.91%(f)         29.97%
Year Ended October 31, 2004           $       1         1.00%           1.49%            1.00%             1.49%            51.59%
Year Ended October 31, 2005           $       1         0.72%           2.42%            0.72%             2.42%            60.80%
Year Ended October 31, 2006           $       1         0.74%           3.50%            0.74%             3.50%            77.44%
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002           $  10,093         0.70%           4.41%            0.90%             4.21%            32.97%
Year Ended October 31, 2003           $   9,256         0.70%           3.25%            0.80%             3.15%            29.97%
Year Ended October 31, 2004           $   7,476         0.70%           1.84%            0.75%             1.79%            51.59%
Year Ended October 31, 2005           $   5,661         0.70%           2.47%            0.75%             2.42%            60.80%
Year Ended October 31, 2006 (g)       $      12         0.70%           3.47%            0.73%             3.44%            77.44%
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002           $  57,703         0.45%           4.57%            0.64%             4.38%            32.97%
Year Ended October 31, 2003           $ 155,704         0.45%           3.40%            0.55%             3.30%            29.97%
Year Ended October 31, 2004           $ 299,898         0.45%           2.05%            0.50%             2.00%            51.59%
Year Ended October 31, 2005           $ 452,749         0.45%           2.76%            0.50%             2.71%            60.80%
Year Ended October 31, 2006           $ 437,052         0.45%           3.79%            0.49%             3.75%            77.44%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

                                          GARTMORE CORE FIXED INCOME SERIES | 49

SECTION 6 GARTMORE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET                 UNREALIZED
                                       VALUE,          NET         GAINS   TOTAL FROM
                                    BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                    OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002           $ 10.95         0.45          0.20         0.65
Year Ended October 31, 2003           $ 10.95         0.41         (0.16)        0.25
Year Ended October 31, 2004           $ 10.61         0.35          0.03         0.38
Year Ended October 31, 2005           $ 10.37         0.35         (0.20)        0.15
Year Ended October 31, 2006           $ 10.17         0.40          0.02         0.42
--------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (d)     $ 10.48         0.06          0.12         0.18
Year Ended October 31, 2004           $ 10.61         0.28          0.03         0.31
Year Ended October 31, 2005           $ 10.37         0.29         (0.20)        0.09
Year Ended October 31, 2006           $ 10.17         0.34          0.02         0.36
--------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (d)     $ 10.48         0.06          0.12         0.18
Year Ended October 31, 2004           $ 10.61         0.28          0.03         0.31
Year Ended October 31, 2005           $ 10.37         0.29         (0.21)        0.08
Year Ended October 31, 2006           $ 10.16         0.34          0.03         0.37
--------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002           $ 10.96         0.48          0.19         0.67
Year Ended October 31, 2003           $ 10.95         0.44         (0.15)        0.29
Year Ended October 31, 2004           $ 10.62         0.38          0.02         0.40
Year Ended October 31, 2005           $ 10.37         0.38         (0.20)        0.18
Year Ended October 31, 2006           $ 10.17         0.43          0.02         0.45
--------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)     $ 10.77         0.04         (0.16)       (0.12)
Year Ended October 31, 2004           $ 10.62         0.32          0.03         0.35
Year Ended October 31, 2005           $ 10.38         0.35         (0.21)        0.14
Year Ended October 31, 2006           $ 10.17         0.40          0.03         0.43
--------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)     $ 10.11         0.12          0.28         0.40
Year Ended October 31, 2005 (j)       $ 10.38         0.39         (0.21)        0.18
Year Ended October 31, 2006           $ 10.17         0.44          0.02         0.46
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------
                                           NET        NET                    NET ASSET
                                    INVESTMENT   REALIZED           TOTAL   VALUE, END       TOTAL
                                        INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002              (0.45)     (0.20)          (0.65)     $ 10.95         6.42%
Year Ended October 31, 2003              (0.40)     (0.19)          (0.59)     $ 10.61         2.29%
Year Ended October 31, 2004              (0.36)     (0.26)          (0.62)     $ 10.37         3.68%
Year Ended October 31, 2005              (0.35)        --           (0.35)     $ 10.17         1.46%
Year Ended October 31, 2006              (0.39)     (0.01)          (0.40)     $ 10.19         4.25%
--------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (d)        (0.05)        --           (0.05)     $ 10.61         1.73%(g)
Year Ended October 31, 2004              (0.29)     (0.26)          (0.55)     $ 10.37         3.04%
Year Ended October 31, 2005              (0.29)        --           (0.29)     $ 10.17         0.85%
Year Ended October 31, 2006              (0.33)     (0.01)          (0.34)     $ 10.19         3.61%
--------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (d)        (0.05)        --           (0.05)     $ 10.61         1.73%(g)
Year Ended October 31, 2004              (0.29)     (0.26)          (0.55)     $ 10.37         3.03%
Year Ended October 31, 2005              (0.29)        --           (0.29)     $ 10.16         0.75%
Year Ended October 31, 2006              (0.33)     (0.01)          (0.34)     $ 10.19         3.69%
--------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002              (0.48)     (0.20)          (0.68)     $ 10.95         6.61%
Year Ended October 31, 2003              (0.43)     (0.19)          (0.62)     $ 10.62         2.67%
Year Ended October 31, 2004              (0.39)     (0.26)          (0.65)     $ 10.37         3.87%
Year Ended October 31, 2005              (0.38)        --           (0.38)     $ 10.17         1.76%
Year Ended October 31, 2006              (0.42)     (0.01)          (0.43)     $ 10.19         4.55%
--------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)        (0.03)        --           (0.03)     $ 10.62        (1.12%)(g)
Year Ended October 31, 2004              (0.33)     (0.26)          (0.59)     $ 10.38         3.41%
Year Ended October 31, 2005              (0.35)        --           (0.35)     $ 10.17         1.34%
Year Ended October 31, 2006              (0.39)     (0.01)          (0.40)     $ 10.20         4.35%
--------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)        (0.13)        --           (0.13)     $ 10.38         4.00%(g)
Year Ended October 31, 2005 (j)          (0.39)        --           (0.39)     $ 10.17         1.72%
Year Ended October 31, 2006              (0.43)     (0.01)          (0.44)     $ 10.19         4.68%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF
                                                                                  RATIO OF      INVESTMENT
                                                                     RATIO        EXPENSES          INCOME
                                                                    OF NET       (PRIOR TO       (PRIOR TO
                                    NET ASSETS     RATIO OF     INVESTMENT      REIMBURSE-      REIMBURSE-
                                     AT END OF     EXPENSES      INCOME TO       MENTS) TO       MENTS) TO
                                        PERIOD   TO AVERAGE        AVERAGE     AVERAGE NET     AVERAGE NET        PORTFOLIO
                                        (000S)   NET ASSETS     NET ASSETS      ASSETS (b)      ASSETS (b)     TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002           $ 55,510         1.07%          4.28%           1.11%           4.24%           99.42%
Year Ended October 31, 2003           $ 56,589         1.10%          3.76%               (i)             (i)        106.65%
Year Ended October 31, 2004           $ 55,481         1.07%          3.37%               (i)             (i)        110.72%
Year Ended October 31, 2005           $ 54,166         1.10%          3.41%               (i)             (i)        117.67%
Year Ended October 31, 2006           $ 31,586         1.09%          3.95%           1.09%           3.95%          150.10%
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (d)     $      1         1.80%(h)       3.52%(h)            (i)             (i)        106.65%
Year Ended October 31, 2004           $    170         1.69%          2.75%               (i)             (i)        110.72%
Year Ended October 31, 2005           $    152         1.71%          2.79%               (i)             (i)        117.67%
Year Ended October 31, 2006           $    361         1.69%          3.42%           1.69%           3.42%          150.10%
----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (d)     $     65         1.76%(h)       4.11%(h)            (i)             (i)        106.65%
Year Ended October 31, 2004           $    296         1.69%          2.75%               (i)             (i)        110.72%
Year Ended October 31, 2005           $    331         1.71%          2.80%               (i)             (i)        117.67%
Year Ended October 31, 2006           $  2,645         1.69%          3.45%           1.69%           3.45%          150.10%
----------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002           $174,637         0.81%          4.52%           0.81%           4.52%           99.42%
Year Ended October 31, 2003           $154,556         0.82%          4.03%               (i)             (i)        106.65%
Year Ended October 31, 2004           $121,325         0.78%          3.66%               (i)             (i)        110.72%
Year Ended October 31, 2005           $105,987         0.81%          3.70%               (i)             (i)        117.67%
Year Ended October 31, 2006           $ 92,547         0.79%          4.24%           0.79%           4.24%          150.10%
----------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)     $      1         1.48%(h)       4.13%(h)       1.58%(h)         4.03%(h)       106.65%
Year Ended October 31, 2004           $      1         1.37%          3.12%               (i)             (i)        110.72%
Year Ended October 31, 2005           $      1         1.06%          3.39%               (i)             (i)        117.67%
Year Ended October 31, 2006           $      1         1.08%          3.96%           1.08%           3.96%          150.10%
----------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)     $     14         0.69%          3.66%(h)           (i)              (i)        110.72%
Year Ended October 31, 2005 (j)       $      1         0.72%          3.85%              (i)              (i)        117.67%
Year Ended October 31, 2006           $      1         0.72%          4.38%           0.72%           4.38%          150.10%
----------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

(j) Net investment income (loss) is based on average shares outstanding during the period.

50 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE MONEY MARKET FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-----------------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT ACTIVITIES        DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                   NET ASSET
                                      VALUE,         NET  TOTAL FROM         NET                  NET ASSET
                                   BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT          TOTAL  VALUE, END
                                   OF PERIOD      INCOME  ACTIVITIES      INCOME  DISTRIBUTIONS   OF PERIOD  TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)     $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          1.12%(c)
Year Ended October 31, 2003           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          0.77%
Year Ended October 31, 2004           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          0.73%
Year Ended October 31, 2005           $ 1.00        0.02        0.02       (0.02)         (0.02)     $ 1.00          2.41%
Year Ended October 31, 2006           $ 1.00        0.04        0.04       (0.04)         (0.04)     $ 1.00          4.40%
-----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2002           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          1.11%
Year Ended October 31, 2003           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          0.59%
Year Ended October 31, 2004           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          0.52%
Year Ended October 31, 2005           $ 1.00        0.02        0.02       (0.02)         (0.02)     $ 1.00          2.21%
Year Ended October 31, 2006           $ 1.00        0.04        0.04       (0.04)         (0.04)     $ 1.00          4.17%
-----------------------------------------------------------------------------------------------------------------------------

PRIME SHARES
Year Ended October 31, 2002           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          1.23%
Year Ended October 31, 2003           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          0.69%
Year Ended October 31, 2004           $ 1.00        0.01        0.01       (0.01)         (0.01)     $ 1.00          0.67%
Year Ended October 31, 2005           $ 1.00        0.02        0.02       (0.02)         (0.02)     $ 1.00          2.36%
Year Ended October 31, 2006           $ 1.00        0.04        0.04       (0.04)         (0.04)     $ 1.00          4.35%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                              RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
                                                                    RATIO            RATIO OF        RATIO OF NET
                                                                   OF NET            EXPENSES          INVESTMENT
                                   NET ASSETS     RATIO OF     INVESTMENT           (PRIOR TO    INCOME (PRIOR TO
                                    AT END OF  EXPENSES TO      INCOME TO     REIMBURSEMENTS)     REIMBURSEMENTS)
                                       PERIOD      AVERAGE        AVERAGE          TO AVERAGE          TO AVERAGE
                                       (000S)   NET ASSETS     NET ASSETS      NET ASSETS (a)      NET ASSETS (a)
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)  $    8,606         0.59%(d)       1.25%(d)                (e)                 (e)
Year Ended October 31, 2003        $1,214,406         0.56%          0.73%                   (e)                 (e)
Year Ended October 31, 2004        $1,219,343         0.54%          0.73%                   (e)                 (e)
Year Ended October 31, 2005        $1,525,487         0.55%          2.40%                   (e)                 (e)
Year Ended October 31, 2006        $1,271,826         0.54%          4.32%                   (e)                 (e)
--------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2002        $  627,365         0.80%          1.09%               0.96%               0.93%
Year Ended October 31, 2003        $    8,473         0.75%          0.89%               0.92%               0.72%
Year Ended October 31, 2004        $    5,952         0.75%          0.51%               0.78%               0.48%
Year Ended October 31, 2005        $    6,710         0.75%          2.30%               0.88%               2.16%
Year Ended October 31, 2006        $    9,901         0.75%          4.14%               0.80%               4.09%
--------------------------------------------------------------------------------------------------------------------

PRIME SHARES
Year Ended October 31, 2002        $1,177,541         0.70%          1.22%                   (e)                 (e)
Year Ended October 31, 2003        $  470,771         0.64%          0.73%                   (e)                 (e)
Year Ended October 31, 2004        $  395,038         0.60%          0.66%                   (e)                 (e)
Year Ended October 31, 2005        $  334,991         0.60%          2.31%                   (e)                 (e)
Year Ended October 31, 2006        $  359,067         0.59%          4.27%                   (e)                 (e)
--------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.

(c)   Not annualized.

(d)   Annualized.

(e)   There were no fee reductions in this period.

                                          GARTMORE CORE FIXED INCOME SERIES | 51

SECTION 6 GARTMORE SHORT DURATION BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-----------------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT ACTIVITIES                     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d)    $ 10.00        0.08           --        0.08       (0.08)       --          (0.08)
Year Ended October 31, 2004          $ 10.00        0.23        (0.07)       0.16       (0.23)    (0.01)         (0.24)
Year Ended October 31, 2005          $ 10.00        0.25        (0.15)       0.10       (0.27)       --          (0.27)
Year Ended October 31, 2006          $  9.83        0.30         0.07        0.37       (0.33)       --          (0.33)
-----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005 (e)    $  9.91        0.13        (0.06)       0.07       (0.15)       --          (0.15)
Year Ended October 31, 2006          $  9.83        0.27         0.07        0.34       (0.29)       --          (0.29)
-----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002          $ 10.00        0.47           --        0.47       (0.47)    (0.04)         (0.51)
Year Ended October 31, 2003          $ 10.00        0.34           --        0.34       (0.34)       --          (0.34)
Year Ended October 31, 2004          $ 10.00        0.27        (0.07)       0.20       (0.27)    (0.01)         (0.28)
Year Ended October 31, 2005          $ 10.00        0.27        (0.15)       0.12       (0.29)       --          (0.29)
Year Ended October 31, 2006          $  9.83        0.33         0.07        0.40       (0.36)       --          (0.36)
-----------------------------------------------------------------------------------------------------------------------

IRA CLASS SHARES
Year Ended October 31, 2002          $ 10.00        0.43           --        0.43       (0.43)    (0.04)         (0.47)
Year Ended October 31, 2003          $ 10.00        0.29         0.01        0.30       (0.30)       --          (0.30)
Year Ended October 31, 2004          $ 10.00        0.23        (0.07)       0.16       (0.23)    (0.01)         (0.24)
Year Ended October 31, 2005          $ 10.00        0.24        (0.15)       0.09       (0.26)       --          (0.26)
Year Ended October 31, 2006          $  9.83        0.28         0.08        0.36       (0.32)       --          (0.32)
-----------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2002          $ 10.00        0.44           --        0.44       (0.44)    (0.04)         (0.48)
Year Ended October 31, 2003          $ 10.00        0.30           --        0.30       (0.30)       --          (0.30)
Year Ended October 31, 2004          $ 10.00        0.22        (0.07)       0.15       (0.22)    (0.01)         (0.23)
Year Ended October 31, 2005          $ 10.00        0.24        (0.15)       0.09       (0.26)       --          (0.26)
Year Ended October 31, 2006          $  9.83        0.30         0.07        0.37       (0.33)       --          (0.33)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                      CAPITAL
                                                    CONTRIBU-   NET ASSET
                                       REVERSE     TIONS FROM  VALUE, END       TOTAL
                                   STOCK SPLIT        ADVISER   OF PERIOD  RETURN (a)
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d)           --             --     $ 10.00        0.76%(f)
Year Ended October 31, 2004               0.01(i)        0.07     $ 10.00        2.35%(j)
Year ded October 31, 2005                   --             --     $  9.83        0.98%
Year Ended October 31, 2006                 --             --     $  9.87        3.87%
-----------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005 (e)           --             --     $  9.83        0.76%(f)
Year Ended October 31, 2006                 --             --     $  9.88        3.52%
-----------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002               0.04(h)          --     $ 10.00        4.84%
Year Ended October 31, 2003                 --             --     $ 10.00        3.41%
Year Ended October 31, 2004               0.01(i)        0.07     $ 10.00        2.69%(k)
Year Ended October 31, 2005                 --             --     $  9.83        1.24%
Year Ended October 31, 2006                 --             --     $  9.87        4.13%
-----------------------------------------------------------------------------------------

IRA CLASS SHARES
Year Ended October 31, 2002               0.04(h)          --     $ 10.00        4.41%
Year Ended October 31, 2003                 --             --     $ 10.00        2.99%
Year Ended October 31, 2004               0.01(i)        0.07     $ 10.00        2.30%(l)
Year Ended October 31, 2005                 --             --     $  9.83        0.90%
Year Ended October 31, 2006                 --             --     $  9.87        3.73%
-----------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2002               0.04(h)          --     $ 10.00        4.44%
Year Ended October 31, 2003                 --             --     $ 10.00        3.05%
Year Ended October 31, 2004               0.01(i)        0.07     $ 10.00        2.26%(m)
Year Ended October 31, 2005                 --             --     $  9.83        0.95%
Year Ended October 31, 2006                 --             --     $  9.87        3.78%
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIO OF NET
                                                                                                  INVESTMENT
                                                                    RATIO         RATIO OF            INCOME
                                                                   OF NET         EXPENSES            (LOSS)
                                                               INVESTMENT        (PRIOR TO         (PRIOR TO
                                   NET ASSETS    RATIO OF          INCOME       REIMBURSE-        REIMBURSE-
                                    AT END OF    EXPENSES       (LOSS) TO        MENTS) TO         MENTS) TO
                                       PERIOD  TO AVERAGE         AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                       (000S)  NET ASSETS      NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d)   $      42        0.95%(g)        2.68%(g)         1.05%(g)          2.58%(g)         16.61%
Year Ended October 31, 2004         $   1,585        0.86%           2.08%            0.96%             1.98%           129.96%
Year Ended October 31, 2005         $   1,017        0.78%           2.40%            0.88%             2.30%           292.03%
Year Ended October 31, 2006         $     959        0.71%           3.14%            0.81%             3.04%            28.68%
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005 (e)   $       1        1.40%(g)        2.08%(g)         1.40%(g)          2.08%(g)        292.03%
Year Ended October 31, 2006         $     142        1.18%           2.71%            1.28%             2.61%            28.68%
-------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002         $  19,239        0.57%           4.73%            0.71%             4.69%            37.37%
Year Ended October 31, 2003         $  47,491        0.60%           3.40%            0.70%             3.30%            16.61%
Year Ended October 31, 2004         $  72,996        0.54%           2.63%            0.64%             2.53%           129.96%
Year Ended October 31, 2005         $   6,741        0.49%           2.46%            0.59%             2.36%           292.03%
Year Ended October 31, 2006         $   5,354        0.46%           3.38%            0.56%             3.28%            28.68%
-------------------------------------------------------------------------------------------------------------------------------

IRA CLASS SHARES
Year Ended October 31, 2002         $  38,001        1.01%           4.00%            1.11%             4.00%            37.37%
Year Ended October 31, 2003         $ 413,934        1.01%           2.90%            1.11%             2.80%            16.61%
Year Ended October 31, 2004         $ 369,014        0.91%           2.29%            1.01%             2.19%           129.96%
Year Ended October 31, 2005         $  43,888        0.83%           2.21%            0.93%             2.11%           292.03%
Year Ended October 31, 2006         $  22,263        0.84%           2.99%            0.94%             2.89%            28.68%
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2002         $  84,679        0.96%           4.23%            1.08%             4.21%            37.37%
Year Ended October 31, 2003         $ 196,569        0.95%           3.06%            1.05%             2.96%            16.61%
Year Ended October 31, 2004         $ 263,900        0.97%           2.20%            1.07%             2.10%           129.96%
Year Ended October 31, 2005         $  80,818        0.83%           2.31%            0.93%             2.21%           292.03%
Year Ended October 31, 2006         $  67,817        0.79%           3.05%            0.89%             2.95%            28.68%
-------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h) Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.

(i)   Per share numbers prior to April 16, 2004 have been adjusted to reflect a
      1.00620 for 1 reverse stock split.

(j) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.


(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.


(l) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.


(m) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.


52 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------
                                                                  NET
                                                         REALIZED AND
                                  NET ASSET                UNREALIZED
                                     VALUE,         NET         GAINS  TOTAL FROM
                                  BEGINNING  INVESTMENT   (LOSSES) ON  INVESTMENT
                                  OF PERIOD      INCOME   INVESTMENTS  ACTIVITIES
---------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002         $ 10.51        0.47            --        0.47
Year Ended October 31, 2003         $ 10.51        0.44         (0.02)       0.42
Year Ended October 31, 2004         $ 10.49        0.43          0.18        0.61
Year Ended October 31, 2005         $ 10.67        0.39         (0.18)       0.21
Year Ended October 31, 2006         $ 10.49        0.43          0.01        0.44
---------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003(c)    $ 10.28        0.06          0.20        0.26
Year Ended October 31, 2004         $ 10.48        0.35          0.19        0.54
Year Ended October 31, 2005         $ 10.67        0.32         (0.20)       0.12
Year Ended October 31, 2006         $ 10.48        0.35          0.02        0.37
---------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(c)    $ 10.27        0.06          0.20        0.26
Year Ended October 31, 2004         $ 10.47        0.36          0.17        0.53
Year Ended October 31, 2005         $ 10.64        0.32         (0.19)       0.13
Year Ended October 31, 2006         $ 10.46        0.35          0.02        0.37
---------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002         $ 10.50        0.49          0.01        0.50
Year Ended October 31, 2003         $ 10.51        0.47         (0.02)       0.45
Year Ended October 31, 2004         $ 10.49        0.46          0.18        0.64
Year Ended October 31, 2005         $ 10.67        0.42         (0.19)       0.23
Year Ended October 31, 2006         $ 10.48        0.46          0.02        0.48
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                        DISTRIBUTIONS
---------------------------------------------------------------------------------------
                                         NET                  NET ASSET
                                  INVESTMENT          TOTAL  VALUE, END       TOTAL
                                      INCOME  DISTRIBUTIONS   OF PERIOD  RETURN (a)
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002            (0.47)         (0.47)    $ 10.51        4.57%
Year Ended October 31, 2003            (0.44)         (0.44)    $ 10.49        4.09%
Year Ended October 31, 2004            (0.43)         (0.43)    $ 10.67        5.97%
Year Ended October 31, 2005            (0.39)         (0.39)    $ 10.49        1.98%
Year Ended October 31, 2006            (0.43)         (0.43)    $ 10.50        4.30%
---------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003(c)       (0.06)         (0.06)    $ 10.48        2.48%(d)
Year Ended October 31, 2004            (0.35)         (0.35)    $ 10.67        5.28%
Year Ended October 31, 2005            (0.31)         (0.31)    $ 10.48        1.19%
Year Ended October 31, 2006            (0.35)         (0.35)    $ 10.50        3.52%
---------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(c)       (0.06)         (0.06)    $ 10.47        2.48%(d)
Year Ended October 31, 2004            (0.36)         (0.36)    $ 10.64        5.12%
Year Ended October 31, 2005            (0.31)         (0.31)    $ 10.46        1.30%
Year Ended October 31, 2006            (0.35)         (0.35)    $ 10.48        3.53%
---------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002            (0.49)         (0.49)    $ 10.51        4.94%
Year Ended October 31, 2003            (0.47)         (0.47)    $ 10.49        4.36%
Year Ended October 31, 2004            (0.46)         (0.46)    $ 10.67        6.23%
Year Ended October 31, 2005            (0.42)         (0.42)    $ 10.48        2.24%
Year Ended October 31, 2006            (0.46)         (0.46)    $ 10.50        4.56%
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                              RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
                                                                  RATIO
                                                                 OF NET
                                  NET ASSETS    RATIO OF     INVESTMENT
                                   AT END OF    EXPENSES      INCOME TO
                                      PERIOD  TO AVERAGE        AVERAGE     PORTFOLIO
                                      (000S)  NET ASSETS     NET ASSETS  TURNOVER (b)
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002         $  7,586        0.99%          4.48%        27.77%
Year Ended October 31, 2003         $  7,580        0.98%          4.20%        16.91%
Year Ended October 31, 2004         $  9,599        0.93%          4.10%         0.00%
Year Ended October 31, 2005         $ 10,054        0.98%          3.67%         3.70%
Year Ended October 31, 2006         $  8,714        0.95%          4.12%         1.91%
--------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003(c)    $     41        1.72%(e)       3.54%(e)     16.91%
Year Ended October 31, 2004         $    370        1.68%          3.36%         0.00%
Year Ended October 31, 2005         $    602        1.73%          2.90%         3.70%
Year Ended October 31, 2006         $    792        1.70%          3.37%         1.91%
--------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(c)    $      1        1.72%(e)       3.65%(e)     16.91%
Year Ended October 31, 2004         $    984        1.66%          3.32%         0.00%
Year Ended October 31, 2005         $  1,211        1.73%          2.91%         3.70%
Year Ended October 31, 2006         $  1,207        1.70%          3.38%         1.91%
--------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2002         $195,601        0.73%          4.74%        27.77%
Year Ended October 31, 2003         $184,774        0.72%          4.47%        16.91%
Year Ended October 31, 2004         $174,451        0.68%          4.35%         0.00%
Year Ended October 31, 2005         $162,139        0.72%          3.92%         3.70%
Year Ended October 31, 2006         $145,553        0.70%          4.37%         1.91%
--------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(d)   Not annualized.

(e)   Annualized.

                                          GARTMORE CORE FIXED INCOME SERIES | 53

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.nwdfunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov,

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                    (C)2007 NWD Investment Management, Inc. All rights reserved.

                                                                     PR-CFX 2/07

SECTOR Series

Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund

                                                           [LOGO] Gartmore Funds

FundPROSPECTUS

February 28, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime..

                                                                WWW.NWDFUNDS.COM

SECTOR Series

These specialty Funds feature sector portfolios focused on specific industries, including financial services, health sciences, natural resources, technology and utilities.

--------------------------------------------------------------------------------
FUND AND CLASS                                                          TICKER
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class A                          GLFAX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class B                          GLFBX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class C                          GLFCX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class R                          GLFRX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Institutional Class              GLFIX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Institutional Service Class      GFISX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class A                             GLSAX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class B                             GLSBX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class C                             GMSCX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class R                             GGHRX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Institutional Class                 GGHIX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Institutional Service Class         GLSIX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class A                           GGNAX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class B                           GGNBX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class C                           GGNCX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class R                           GGNRX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Institutional Class               GGNIX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Institutional Service Class       GGNSX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class A               GAGTX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class B               GBGTX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class C               GCGTX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class R               GGTRX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Institutional
Class                                                                    GGTIX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Institutional
Service Class                                                            GIGTX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class A                                   GGUAX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class B                                   GGUBX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class C                                   GGUCX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class R                                   GLURX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Institutional Class                       GLUIX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Institutional Service Class               GUISX
--------------------------------------------------------------------------------

TABLE OF CONTENTS

    3   KEY TERMS

    4    SECTION 1: FUND SUMMARIES AND PERFORMANCE
        Gartmore Global Financial Services Fund
        Gartmore Global Health Sciences Fund
        Gartmore Global Natural Resources Fund
        Gartmore Global Technology and
        Communications Fund
        Gartmore Global Utilities Fund

   25   SECTION 2: FUND DETAILS
        Additional Information about Investments,
        Investment Techniques and Risks

   27   SECTION 3: FUND MANAGEMENT

        Investment Adviser and Subadviser
        Portfolio Management
        Multi-Manager Structure

   31   SECTION 4: INVESTING WITH GARTMORE FUNDS
        Choosing a Share Class
        Sales Charges and Fees
        Revenue Sharing
        Contacting Gartmore Funds
        Buying Shares
        Fair Value Pricing
        Customer Identification Information
        Exchanging Shares
        Automatic Withdrawal Program
        Selling Shares
        Excessive or Short-Term Trading
        Exchange and Redemption Fees

   44   SECTION 5: DISTRIBUTIONS AND TAXES
        Income and Capital Gains Distributions
        Selling and Exchanging Shares
        Other Tax Jurisdictions
        Tax Status for Retirement Plans and Other Tax-Deferred Accounts
        Backup Withholding

   46   SECTION 6: FINANCIAL HIGHLIGHTS

                                                      GARTMORE SECTOR SERIES | 1

--------------------------------------------------------------------------------

SECTOR Series

INTRODUCTION TO THE SECTOR SERIES

This prospectus provides information about five funds (the "Funds"), the shares of which are offered by Gartmore Mutual Funds (the "Trust"):

Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund

These Funds are primarily intended:

o To help investors seek to grow their capital by pursuing investment opportunities in specific market sectors with dynamic prospects.

Because the Funds concentrate their investments in particular sectors of the economy, they may involve substantially higher risks and greater volatility than other mutual funds and may not be appropriate for conservative investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund may employ a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (the "Adviser"), as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interest and to operate the Funds more efficiently. See Section 3, Fund
Management: Multi-Manager Structure for more information.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

2 | GARTMORE SECTOR SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMODITY-LINKED DERIVATIVES - investments that are linked to, and therefore provide exposure to, the investment returns of physical assets that trade in the commodities markets without actually investing in such physical assets themselves.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer. They may also include interests in real estate investment trusts.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's(S&P) 500(R) Index, ranging from $1.4 billion to $446.9 billion as of December 31, 2006.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $1.19 billion to $20.34 billion as of January 31, 2007.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.

                                                      GARTMORE SECTOR SERIES | 3

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A FINANCIAL SERVICES COMPANY is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to financial services. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     banks and savings and loans;

o     consumer and industrial finance companies;

o     investment banks;

o     insurance brokers;

o     insurance companies;

o     securities brokers and advisers;

o     real estate-related companies and

o     leasing companies.

The portfolio manager aims to provide strong performance by investing in companies that the portfolio manager believes

o     have the potential to deliver unexpected earnings growth and

o     have prospects for earnings growth that the market has underestimated.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The Fund may invest in financial services companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Financials Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE
          (CONT.)

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 2002      2003     2004     2005     2006
-------------------------------------------
-10.24%   40.84%   20.39%   10.61%   19.74%

BEST QUARTER: 22.35% - 2ND QTR. OF 2003
WORST QUARTER: -19.98% - 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                SINCE INCEPTION
                                            1 YEAR   5 YEARS    (DEC. 18, 2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                12.83%    13.69%             13.93%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                             11.34%    12.02%             12.26%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sales
of Shares                                     8.92%    11.06%             11.28%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                13.86%    13.97%             14.32%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)             17.93%    14.21%             14.44%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)             19.35%    14.55%             14.78%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                 19.99%    15.34%             15.57%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                              20.08%    15.34%             15.57%
--------------------------------------------------------------------------------
MSCI World Financials Index(5)               24.49%    14.13%             14.15%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

3 Returns before the first offering of Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.

4 Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

5 The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                      GARTMORE SECTOR SERIES | 5

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE
          (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM          CLASS A      CLASS B      CLASS C      CLASS R         SERVICE   INSTITUTIONAL
YOUR INVESTMENT)(1)                            SHARES       SHARES       SHARES       SHARES    CLASS SHARES    CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                  5.75%(2)     None         None         None            None            None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      5.00%(4)     1.00%(5)     None            None            None
-----------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                        2.00%        2.00%        2.00%        2.00%           2.00%           2.00%
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)(7)           0.87%        0.87%        0.87%        0.87%           0.87%           0.87%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                                 0.25%        1.00%        1.00%        0.50%           None            None
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                                0.40%        0.38%        0.38%        0.58%           0.40%           0.38%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                            1.52%        2.25%        2.25%        1.95%           1.27%           1.25%
-----------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI World Financials Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.02%, 0.20% and 0.02%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.40% at least through February 28, 2008 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to 1.90% for Class A shares, 2.15% for Class R shares and 1.65% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.

6 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE
          (CONT.)

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                              $721    $1,028    $1,356     $2,283
--------------------------------------------------------------------------------
Class B shares                                728     1,003     1,405      2,315
--------------------------------------------------------------------------------
Class C shares                                328       703     1,205      2,585
--------------------------------------------------------------------------------
Class R shares                                198       612     1,052      2,275
--------------------------------------------------------------------------------
Institutional Service Class shares            129       403       697      1,534
--------------------------------------------------------------------------------
Institutional Class shares                    127       397       686      1,511
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                               $228      $703    $1,205     $2,315
--------------------------------------------------------------------------------
Class C shares                                228       703     1,205      2,585
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                      GARTMORE SECTOR SERIES | 7

SECTION 1 GARTMORE GLOBAL HEALTH SCIENCES FUND SUMMARY AND PERFORMANCE
OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
A HEALTH SCIENCES COMPANY is one that focuses on maintaining or improving one's quality of life through research, development and/or distribution of products or services related to medicine, pharmaceuticals or personal health care.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to health sciences. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from health sciences. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     biotechnology;

o     health care;

o     medical services and devices;

o     medical supplies and

o     pharmaceuticals.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

o     above-average per share earnings growth;

o     evidence of positive fundamental change;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     strong management and

o general operating characteristics that enable the company to compete successfully.

The Fund may invest in health sciences companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs (GS) Healthcare Index, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in health sciences industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE SECTOR SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001      2002     2003    2004    2005    2006
------------------------------------------------
1.10%   -19.58%   36.77%   8.19%   7.67%   2.41%

BEST QUARTER: 20.00% - 2ND QTR. OF 2003
WORST QUARTER: -17.40% - 1ST QTR. OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
                                                                          SINCE
                                                                      INCEPTION
                                                                      (DEC. 29,
                                                   1 YEAR   5 YEARS       2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                       -3.49%     4.33%       3.80%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                                 -3.49%     3.40%       3.02%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
   and Sales of Shares                              -2.27%     3.30%       2.91%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                       -3.27%     4.55%       4.15%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2, 3)                  0.73%     4.88%       4.15%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                     2.09%     5.19%       4.40%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                      2.65%     5.78%       5.08%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(4)                                   2.83%     5.87%       5.15%
--------------------------------------------------------------------------------
GS Healthcare Index(5)                               5.42%     4.09%      11.80%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

3 Returns before the first offering of Class C shares (9/20/02) and Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

4 Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

5 The GS Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health care sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                      GARTMORE SECTOR SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

SHAREHOLDER FEES (PAID
DIRECTLY FROM                                                                                  INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)                    5.75%(2)          None              None              None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price,
whichever is less)                 None(3)           5.00%(4)          1.00%(5)          None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of
amount redeemed or
exchanged)(6)                      2.00%             2.00%             2.00%             2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND
ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)(7)                        0.85%             0.85%             0.85%             0.85%                  0.85%          0.85%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                   0.25%             1.00%             1.00%             0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                  0.47%             0.38%             0.38%             0.58%                  0.54%          0.38%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)              1.57%             2.23%             2.23%             1.93%                  1.39%          1.23%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund
(Indirect Underlying
Fund)
Annual Operating
Expenses(10)                       0.04%             0.04%             0.04%             0.04%                  0.04%          0.04%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND
ACQUIRED FUND
ANNUAL OPERATING
EXPENSES                           1.61%             2.27%             2.27%             1.97%                  1.43%          1.27%
------------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A Shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class-- Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Healthcare Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.09%, 0.20%, and 0.16%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses to 1.40% for all share classes at least through February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any such reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.90% for Class A, 2.15% for Class R and 1.65% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.

10 Reflects the Fund's investment in shares of one or more other investment companies, as permitted by the Fund's policies.

10 | GARTMORE SECTOR SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
Class A shares*                       $ 729   $ 1,054   $ 1,401    $ 2,376
---------------------------------------------------------------------------
Class B shares                          730     1,009     1,415      2,362
---------------------------------------------------------------------------
Class C shares                          330       709     1,215      2,605
---------------------------------------------------------------------------
Class R shares                          200       618     1,062      2,296
---------------------------------------------------------------------------
Institutional Service Class shares      146       452       782      1,713
---------------------------------------------------------------------------
Institutional Class shares              129       403       697      1,534
---------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
Class B shares                        $ 230     $ 709   $ 1,215    $ 2,362
---------------------------------------------------------------------------
Class C shares                          230       709     1,215      2,605
---------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                     GARTMORE SECTOR SERIES | 11

SECTION 1 GARTMORE GLOBAL NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth

--------------------------------------------------------------------------------
NATURAL RESOURCES - materials with economic value that are derived from natural origins, such as energy sources, precious metals (e.g., gold, platinum), non-precious metals (E.G., aluminum, copper), chemicals and other basic commodities.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies of any size (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to activities in natural resources industries. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the natural resources sector. Companies in natural resources industries may include those that:

o     participate in the discovery and development of natural resources;

o     own or produce natural resources;

o engage in the transportation, distribution, or processing of natural resources;

o contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control and

o provide related services such as mining, drilling, chemicals and related parts and equipment.

The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     agricultural products;

o     alternative energy sources;

o     base metal production;

o     building materials;

o     chemicals;

o     coal;

o     energy services and technology;

o     environmental services;

o     ferrous and nonferrous metals;

o     forest products;

o     gold and other precious metals;

o     integrated oil;

o     steel and iron ore production;

o     oil and gas exploration and production;

o     paper products and

o     real estate.

The portfolio managers aim to provide strong performance by investing in companies they believe

o     have the potential to deliver unexpected earnings growth and

o     have prospects for earnings growth that the market has underestimated.

The Fund may invest in natural resources companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio managers maintain a strong selling discipline by:

o reviewing securities for potential sale if the price reaches a predetermined level,

o     evaluating a security within the context of applicable historic trends and

o     focusing on both economic and specific news about the security.

In pursuing its investment objective, the Fund also may invest in COMMODITY-LINKED DERIVATIVES. The value of a commodity-linked derivative typically is based on the price movements of the physical commodities to which it is linked or to a commodity index that measures the value of commodities or the commodities markets.

12 | GARTMORE SECTOR SERIES

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Goldman Sachs (GS) Natural Resources Index, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in natural resources industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

If the value of the Fund's investments goes down, you may lose money.

                                                     GARTMORE SECTOR SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad- based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 2005     2006
---------------
65.48%   20.29%

BEST QUARTER: 28.91% - 3RD QTR. OF 2005
WORST QUARTER: -6.75% - 3RD QTR. OF 2006

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                        SINCE INCEPTION
                                               1 YEAR   (JUNE 29, 2004)
-------------------------------------------------------------------------
Class A shares -Before Taxes                    13.36%            38.96%
-------------------------------------------------------------------------
Class A shares -After Taxes on Distributions     8.59%            34.50%
-------------------------------------------------------------------------
Class A shares -After Taxes on Distributions
and Sales of Shares                              9.12%            31.47%
-------------------------------------------------------------------------
Class B shares -Before Taxes                    14.44%            40.49%
-------------------------------------------------------------------------
Class C shares -Before Taxes                    18.42%            41.22%
-------------------------------------------------------------------------
Class R shares -Before Taxes                    19.97%            41.81%
-------------------------------------------------------------------------
Institutional Service Class shares -Before
Taxes                                           20.60%            42.54%
-------------------------------------------------------------------------
Institutional Class shares - Before Taxes       20.65%            42.65%
-------------------------------------------------------------------------
GS Natural Resources Index(2)                   16.82%            26.13%
-------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 The GS Natural Resources Index is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

14 | GARTMORE SECTOR SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

SHAREHOLDER FEES
(PAID DIRECTLY FROM                                                                           INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)     CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)                   5.75%(2)          None              None              None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed upon
redemptions (as a
percentage of
offering or sale
price, whichever
is less)                          None(3)           5.00%(4)          1.00%(5)          None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed or
exchanged)(6)                     2.00%             2.00%             2.00%             2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES
THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally
managed)(7)                       0.77%             0.77%             0.77%             0.77%                  0.77%          0.77%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1)
Fees (paid from Fund
assets to cover the
cost of sales,
promotions and other
distribution
activities, as well
as certain
shareholder servicing
costs)                            0.25%             1.00%             1.00%             0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                 0.36%             0.35%             0.35%             0.58%                  0.35%          0.35%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)             1.38%             2.12%             2.12%             1.85%                  1.12%          1.12%
------------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Natural Resources Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.60% at its lowest to 0.80% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.23%, and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses to 1.20% for all share classes at least through February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to 1.70% for Class A, 1.95% for Class R and 1.45% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.

                                                     GARTMORE SECTOR SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  707   $   987   $ 1,287    $ 2,137
--------------------------------------------------------------------------------
Class B shares                                715       964     1,339      2,175
--------------------------------------------------------------------------------
Class C shares                                315       664     1,139      2,452
--------------------------------------------------------------------------------
Class R shares                                188       582     1,001      2,169
--------------------------------------------------------------------------------
Institutional Service Class shares            114       356       617      1,363
--------------------------------------------------------------------------------
Institutional Class shares                    114       356       617      1,363
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  215   $   664   $ 1,139   $  2,175
--------------------------------------------------------------------------------
Class C shares                                215       664     1,139      2,452
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

16 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Technology is the use of science to create new products and services. A TECHNOLOGY or COMMUNICATIONS company is one, for example, that develops, produces or distributes products or services related to computers, semiconductors, electronics, communications, health care or biotechnology.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to technology or communications. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the technology or communications sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     technology or communications hardware and equipment;

o     information technology;

o     software;

o     technology or communications consulting services;

o     consumer electronics;

o     defense technology and

o     broadcasting.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

o     above-average per share earnings growth;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     development of new technologies;

o     efficient service and strong management;

o     pricing flexibility and

o general operating characteristics that enable the company to compete successfully.

The Fund may invest in technology and communications companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs Technology Composite Index(R) (GSTI(R)), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in technology and communications industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Fund's investments goes down, you may lose money.

                                                     GARTMORE SECTOR SERIES | 17

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE (CONT.)

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2001      2002     2003    2004     2005     2006
----------------------------------------------------
-41.94%   -43.57%   51.20%   3.97%   -0.51%   11.09%

BEST QUARTER: 24.50% - 2ND QTR. OF 2003
WORST QUARTER: -41.28 - 1ST QTR. OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax returns depend on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                SINCE INCEPTION
                                                                      (JUNE 30,
                                             1 YEAR   5 YEARS             2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                  4.66%    -1.57%           -11.80%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                               4.50%    -1.60%           -12.22%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares                                3.07%    -1.34%            -9.57%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                  5.20%    -1.46%           -11.63%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2, 3)            9.12%    -1.05%           -11.53%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)              10.91%    -0.77%           -11.43%
--------------------------------------------------------------------------------
Institutional Service Class
shares - Before Taxes                         12.65%     0.06%           -10.56%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                               11.62%    -0.07%           -10.65%
--------------------------------------------------------------------------------
Goldman Sachs Technology
Composite Index (GSTI)(5)                      8.96%     1.05%             8.14%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

3 Returns before the first offering of Class C shares (3/1/01) and Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

4 Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

5 The GSTI is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

18 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

                                                                                                  INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM             CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
YOUR INVESTMENT)(1)                               SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                     5.75%(2)     None         None         None            None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                  None(3)      5.00%(4)     1.00%(5)     None            None            None
--------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)(6)                 2.00%        2.00%        2.00%        2.00%           2.00%           2.00%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)(7)              0.90%        0.90%        0.90%        0.90%           0.90%           0.90%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid
from Fund assets to cover the cost of sales,
promotions and other distribution activities,
as well as certain shareholder servicing costs)     0.25%        1.00%        1.00%        0.50%           None            None
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                                   0.85%        0.82%        0.82%        1.02%           1.02%           0.82%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                2.00%        2.72%        2.72%        2.42%           1.92%           1.72%
--------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement          0.34%        0.34%        0.34%        0.34%           0.34%           0.34%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)(9)                   1.66%        2.38%        2.38%        2.08%           1.58%           1.38%
--------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Technology Composite Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.78% at its lowest to 0.98% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.03%, 0.20%, and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses to 1.38% for all share classes at least through February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.88% for Class A, 2.13% for Class R and 1.63% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.

                                                     GARTMORE SECTOR SERIES | 19

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  734   $ 1,135   $ 1,561    $  2,743
--------------------------------------------------------------------------------
Class B shares                               741     1,112     1,610       2,772
--------------------------------------------------------------------------------
Class C shares                               341       812     1,410       3,026
--------------------------------------------------------------------------------
Class R shares                               211       722     1,260       2,731
--------------------------------------------------------------------------------
Institutional Service Class shares           161       570     1,005       2,216
--------------------------------------------------------------------------------
Institutional Class shares                   140       509       902       2,002
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  241   $   812   $ 1,410   $  2,772
--------------------------------------------------------------------------------
Class C shares                                241       812     1,410      3,026
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

20 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL UTILITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A UTILITY COMPANY is one that is primarily involved in, or related to, the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to utilities. Although utility companies traditionally have paid above-average dividends, the Fund instead will employ a GROWTH STYLE in selecting investments.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the utilities sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups within this sector:

o     energy sources;

o     utility maintenance services;

o     providers of utility infrastructure;

o     cable television;

o     radio;

o     telecommunications services;

o     transportation services and

o     water and sanitary services.

The portfolio manager aims to provide strong performance by investing in companies that the portfolio manager believes

o     have the potential to deliver unexpected earnings and

o     whose prospects for earnings have been underestimated by the market.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio manager assesses the valuation and growth rates both of a particular company and of its utility sector. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing the portfolio manager's own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.

The Fund may invest in utility companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth. The Fund also may use derivatives either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

The Adviser has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "value" stocks.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in utilities and utility-related industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

                                                     GARTMORE SECTOR SERIES | 21

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Fund's benchmark indices, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2002     2003     2004    2005     2006
------------------------------------------
-25.19%   25.57%   29.73%   6.45%   36.60%

BEST QUARTER: 18.65% - 2ND QTR. OF 2003
WORST QUARTER: -19.30% - 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                          SINCE
                                                                      INCEPTION
                                                                      (DEC. 18,
                                                   1 YEAR   5 YEARS       2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                       28.73%    10.81%      10.75%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                                    27.43%     9.15%       9.11%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares                                     19.74%     8.50%       8.45%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                       30.71%    11.06%      11.11%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)                    34.76%    11.33%      11.25%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                    36.07%    11.65%      11.57%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                        36.98%    12.42%      12.35%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                                     36.98%    12.42%      12.35%
--------------------------------------------------------------------------------
MSCI World Telecommunications
Services Index(5)                                   32.87%     5.10%       5.10%
--------------------------------------------------------------------------------
MSCI World Utilities Index(5)                       36.93%    17.19%      17.19%
--------------------------------------------------------------------------------
Global Utilities Composite Index(5)                 34.65%    10.18%      10.17%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

3 Returns before the first offering of Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

4 Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

5 The Morgan Stanley Capital International (MSCI) World Telecommunications Services Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunications Services Index and 40% MSCI World Utilities Index. Neither Index pays sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of each Index would be lower. Individuals cannot invest directly in an index.

22 | GARTMORE SECTOR SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

SHAREHOLDER FEES (PAID   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES  INSTITUTIONAL SERVICE  INSTITUTIONAL
DIRECTLY FROM                                                                                           CLASS SHARES   CLASS SHARES
YOUR INVESTMENT)(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)                    5.75%(2)          None              None              None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed upon
redemptions (as a
percentage of offering
or sale price,
whichever is less)                 None(3)           5.00%(4)          1.00%(5)          None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage
of amount redeemed
or exchanged)(6)                   2.00%             2.00%             2.00%             2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM
FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)(7)                        0.75%             0.75%             0.75%             0.75%                  0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                   0.25%             1.00%             1.00%             0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                  0.80%             0.80%             0.80%             1.00%                  0.80%          0.80%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                 1.80%             2.55%             2.55%             2.25%                  1.55%          1.55%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement(9)                   0.35%             0.35%             0.35%             0.35%                  0.35%          0.35%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER
WAIVERS/REIMBURSEMENTS)            1.45%             2.20%             2.20%             1.90%                  1.20%          1.20%
------------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the Global Utilities Composite Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.60% at its lowest to 0.80% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.00%, 0.25%, and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses to 1.20% for all share classes at least through February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A, 1.95% for Class R and 1.45% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.

                                                     GARTMORE SECTOR SERIES | 23

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  714   $ 1,077   $ 1,463   $  2,542
--------------------------------------------------------------------------------
Class B shares                                723     1,060     1,524      2,589
--------------------------------------------------------------------------------
Class C shares                                323       760     1,324      2,859
--------------------------------------------------------------------------------
Class R shares                                193       670     1,173      2,558
--------------------------------------------------------------------------------
Institutional Service Class shares            122       455       812      1,816
--------------------------------------------------------------------------------
Institutional Class shares                    122       455       812      1,816
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  223   $   760   $ 1,324   $  2,589
--------------------------------------------------------------------------------
Class C shares                                223       760     1,324      2,859
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

24 | GARTMORE SECTOR SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

DEPOSITARY RECEIPTS - The Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

                                                     GARTMORE SECTOR SERIES | 25

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS - In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

COMMODITY-LINKED DERIVATIVES - allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

26 | GARTMORE SECTOR SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER AND SUBADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser. The Adviser manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. The Adviser was organized in 1999 as an investment adviser for mutual funds. The Adviser is part of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company.

On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of the Adviser, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase the Adviser (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with the Adviser. The purchase of the Adviser by NFS may be deemed to constitute a change of control, terminating the Adviser's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with the Adviser with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with the Adviser are subject to the approval of the Funds' respective shareholders. The sale of the Adviser to NFS currently is anticipated to close during the second quarter of 2007.

Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for the Gartmore Global Utilities Fund and manages that Fund's assets in accordance with the investment objective and strategies. GGP makes investment decisions and executes them by placing purchase and sell orders for securities. Effective September 29, 2006, GGP ceased to be an affiliate of either the Adviser or NWD Investments.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semiannual report to shareholders, which covers the period from November 1, 2006 to April 30, 2007.

MANAGEMENT FEES

Each Fund pays the Adviser a base management fee, which is based on a Fund's average daily net assets. With respect to the Gartmore Global Utilities Fund, which is subadvised by GGP, the Adviser pays GGP a subadvisory fee from the management fee the Adviser collects from the Fund. The management fee for each of the Funds may increase or decrease depending on how each Fund performs relative to its respective benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund   MSCI World Financials Index
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund      GS Healthcare Index
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund    GS Natural Resources Index
--------------------------------------------------------------------------------
Gartmore Global Technology and            GS Technology Composite Index
  Communications Fund
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund            60% MSCI World Telecommunications
                                          Services Index/ 40% MSCI World
                                          Utilities Index
--------------------------------------------------------------------------------

PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser for outperforming or underperforming, respectively, each Fund's benchmark.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints as described in the chart shown below under the heading "Management and Subadvisory Fees" (the "Base Fee Breakpoints"). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to each such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described under "Management and Subadvisory Fees").

--------------------------------------------------------------------------------
OUTPERFORMANCE OR UNDER                                           CHANGE IN FEES
--------------------------------------------------------------------------------
+/- 1 percentage point                                              +/- 0.02%
--------------------------------------------------------------------------------
+/- 2 percentage points                                             +/- 0.04%
--------------------------------------------------------------------------------
+/- 3 percentage points                                             +/- 0.06%
--------------------------------------------------------------------------------
+/- 4 percentage points                                             +/- 0.08%
--------------------------------------------------------------------------------
+/- 5 percentage points                                             +/- 0.10%
--------------------------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

Under these performance fee arrangements, the Adviser can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

                                                     GARTMORE SECTOR SERIES | 27

--------------------------------------------------------------------------------
MANAGEMENT AND SUBADVISORY FEES

The table below shows the base management fees, as well as the maximum and minimum fees, if applicable and actual management fees paid during the fiscal year ended October 31, 2006. With respect to the Gartmore Global Utilities Fund, the table also shows the base subadvisory fee, as well as the maximum and minimum subadvisory fee, if applicable, and actual subadvisory fees paid during the same period. It does not take into account any applicable waivers.

                                                   MINIMUM FEE                   BASE FEE                MAXIMUM FEE
NET ASSETS                                   MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY
---------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND
---------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                   0.80%          n/a         0.90%          n/a          1.00%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion     0.75%          n/a         0.85%          n/a          0.95%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more               0.70%          n/a         0.80%          n/a          0.90%         n/a
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                   0.80%          n/a         0.90%          n/a          1.00%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion     0.75%          n/a         0.85%          n/a          0.95%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more               0.70%          n/a         0.80%          n/a          0.90%         n/a
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL NATURAL RESOURCES FUND
---------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                   0.60%          n/a         0.70%          n/a          0.80%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion     0.55%          n/a         0.65%          n/a          0.75%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more               0.50%          n/a         0.60%          n/a          0.70%         n/a
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL TECHNOLOGY AND
   COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                   0.78%          n/a         0.88%          n/a          0.98%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion     0.73%          n/a         0.83%          n/a          0.93%         n/a
---------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more               0.68%          n/a         0.78%          n/a          0.88%         n/a
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL UTILITIES FUND
---------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                   0.60%         0.25%        0.70%         0.35%         0.80%        0.45%
---------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion     0.55%        0.225%        0.65%        0.325%         0.75%       0.425%
---------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more               0.50%         0.20%        0.60%         0.30%         0.70%        0.40%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACTUAL MANAGEMENT AND SUBADVISORY FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2006
(EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

--------------------------------------------------------------------------------------
                                                     MANAGEMENT FEE   SUBADVISORY FEE
--------------------------------------------------------------------------------------
Gartmore Global Financial Services Fund*,**               0.87%             n/a
--------------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                      0.85%             n/a
--------------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund**                  0.77%             n/a
--------------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund        0.90%             n/a
--------------------------------------------------------------------------------------
Gartmore Global Utilities Fund*                           0.75%            0.35%
--------------------------------------------------------------------------------------

* NWD Management & Research Trust (formerly known as Gartmore Global Asset Management Trust) was the investment adviser to the Gartmore Global Financial Services Fund and the Gartmore Global Utilities Fund until September 29, 2006 when it transferred all of its investment advisory responsibilities to the Adviser, its wholly-owned subsidiary.

** As of September 29, 2006, the subadvisory agreement with GGP with respect to the Gartmore Global Financial Services Fund and the Gartmore Global Natural Resources Fund was terminated and the Adviser assumed responsibility for the management of the two Funds. Thus, the subadvisory fees shown above for the two Funds reflect the fees paid during the prior fiscal year up to September 29, 2006.

28 | GARTMORE SECTOR SERIES

PORTFOLIO MANAGEMENT

GARTMORE GLOBAL FINANCIAL SERVICES FUND

Douglas Burtnick, CFA, portfolio manager, and Stuart Quint, CFA, equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have managed the Fund since
November 3, 2003.

Douglas Burtnick joined the Adviser in May 2002 from Brown Brothers Harriman & Company where he served as a risk manager in the private client group and portfolio manager from 2000 to 2002. He currently also manages or co-manages the Gartmore Global Health Sciences Fund, the Gartmore Growth Fund, the Gartmore U.S. Growth Leaders Fund, the Gartmore U.S. Growth Leaders Long-Short Fund, the Gartmore GVIT Global Financial Services Fund, the Gartmore GVIT Global Health Sciences Fund, the Gartmore GVIT Growth Fund and the Gartmore GVIT U.S. Growth Leaders Fund.

Stuart Quint provides fundamental research coverage for the financial sector, including banks, savings and loans, brokers, insurance companies and other specialized financial companies. Prior to joining the Adviser in September 2003, Mr. Quint was with the Libra Fund, a Swedish hedge fund based in New York, from August 2002 to September 2003 where he had a specialized focus in financial and energy stocks. He has spent thirteen years in investment management, and prior to joining the Libra Fund held senior level equity positions with Friends Ivory Sime, Montgomery Asset Management and Sanford Bernstein. Mr. Quint holds a B.S. degree in Economics from the Wharton School at the University of Pennsylvania (cum laude) along with a B.A. in Russian Civilization, and is also a CFA.

GARTMORE GLOBAL HEALTH SCIENCES FUND

Douglas Burtnick, CFA, portfolio manager, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

See Mr. Burtnick's description under "Portfolio Management--Gartmore Global Financial Services Fund."

GARTMORE GLOBAL NATURAL RESOURCES FUND

William Gerlach, CFA, senior portfolio manager, and Jason Kotik, CFA, assistant portfolio manager and senior equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have managed the Fund since January 7, 2004.

William Gerlach joined the Adviser in December 2003. From 1991 until Mr. Gerlach joined the Adviser, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He currently also manages or co-manages the Gartmore Small Cap Fund, the Gartmore Small Cap Leaders Fund, the Gartmore Small Cap Value Fund and a portion of each of the GVIT Small Company Fund and the GVIT Small Cap Value Fund.

Mr. Kotik joined the Adviser in November 2000 and is a member of the Large Cap Growth and Multi-Cap team. He provides fundamental research coverage for the industrials, materials and utilities sectors. Mr. Kotik is a graduate of the University of Delaware, and has earned an MBA from Johns Hopkins University.

                                                     GARTMORE SECTOR SERIES | 29

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Jayne Stevlingson, CFA, is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Ms. Stevlingson joined the Adviser in August 2005 as a Senior Portfolio Manager and became the portfolio manager of the Fund in April 2006. Prior to joining the Adviser, she was a principal responsible for managing a hedge fund of small- and mid-cap equities at Altura Asset Management, LLC from November 2004 to July 2005. From 1999 to 2003, Ms. Stevlingson was a vice president and senior portfolio manager at Oppenheimer Funds, Inc. Ms. Stevlingson currently also manages the Gartmore Small Cap Growth Opportunities Fund and the Gartmore GVIT Technology and Communications Fund.

GARTMORE GLOBAL UTILITIES FUND

Ben Walker, CFA, senior portfolio manager, Global Equities, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Walker joined GGP in 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993. He currently also manages or co-manages the Gartmore International Growth Fund, the Gartmore GVIT Global Utilities Fund and the Gartmore GVIT International Growth Fund.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a non-affiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Gartmore Global Utilities Fund is subadvised by GGP, while each of the Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Natural Resources Fund and Gartmore Global Technology and Communications Fund is managed directly by the Adviser. If a new non-affiliated subadviser is hired for any of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows these Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to any subadvised Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend the hiring of a subadviser, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.

30 | GARTMORE SECTOR SERIES

SECTION 4 INVESTING WITH GARTMORE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES                   POINTS TO CONSIDER
--------------------------------------------------------------------------------
CLASS A SHARES

Front-end sales charge up to 5.75%    A front-end sales charge means that a
                                         portion of your initial investment goes
                                         toward the sales charge and is not
                                         invested.

Contingent deferred sales charge      Reduction and waivers of sales charges may
(CDSC)(1)                                be available.

Annual service and/or 12b-1 fee of    Total annual operating expenses are lower
0.25%                                    than Class B and Class C expenses,
Administrative services fee              which means higher dividends and/or
up to 0.25%                              net asset value ("NAV") per share.

                                      No conversion feature.

                                      No maximum investment amount.

--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                      No front-end sales charge means your full
                                         investment immediately goes toward
                                         buying shares.
                                      No reduction of CDSC, but waivers may be
                                         available.
                                      The CDSC declines 1% in most years to zero
                                         after six years.

Annual service and/or 12b-1 fee of    Total annual operating expenses are higher
1.00%                                    than Class A expenses, which means
No administrative services               lower dividends and/or NAV per share.
fee
                                         Automatic conversion to Class A shares
                                         after seven years, which means lower
                                         annual expenses in the future.

                                      Maximum investment amount of $100,000.
                                         Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                         No front-end sales charge means your full
                                         investment immediately goes toward
                                         buying shares.

                                      No reduction of CDSC, but waivers may be
                                         available.

                                      The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of    Total annual operating expenses are higher
1.00% No administrative services         than Class A expenses, which means
fee                                      lower dividends and/or NAV per share.

                                      No conversion feature.

                                      Maximum investment amount of
                                         $1,000,000(2). Larger investments may
                                         be rejected.
--------------------------------------------------------------------------------

1 Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

2     This limit was calculated based on a one-year holding period.

                                                     GARTMORE SECTOR SERIES | 31

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

------------------------------------------------------------------------
                       SALES CHARGE AS A PERCENTAGE OF
                       -------------------------------
                                                                  DEALER
                                            NET AMOUNT     COMMISSION AS
AMOUNT OF              OFFERING               INVESTED     PERCENTAGE OF
PURCHASE                  PRICE         (APPROXIMATELY)   OFFERING PRICE
------------------------------------------------------------------------
Less than $50,000         5.75%                   6.10%            5.00%
------------------------------------------------------------------------
$50,000 to $99,999        4.75                    4.99             4.00
------------------------------------------------------------------------
$100,000 to $249,999      3.50                    3.63             3.00
------------------------------------------------------------------------
$250,000 to $499,999      2.50                    2.56             2.00
------------------------------------------------------------------------
$500,000 to $999,999      2.00                    2.04             1.75
------------------------------------------------------------------------
$1 million or more        None                    None             None*
------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nwdfunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

32 | GARTMORE SECTOR SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Gartmore Distribution Services, Inc. (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares (Class D shares are offered by other Gartmore Funds, but not these Funds);

o     retirement plans;

o investment advisory clients of the Adviser, Gartmore SA Capital Trust and their affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

--------------------------------------------------------------
AMOUNT OF           $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE         TO $3,999,999   TO $24,999,999       OR MORE
If sold within       18 months        18 months     18 months
--------------------------------------------------------------
Amount of CDSC            1.00%            0.50%         0.25%
--------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

                                                     GARTMORE SECTOR SERIES | 33

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                         7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR   OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%       1%        0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

34 | GARTMORE SECTOR SERIES

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser or its affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                        AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                               0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                               0.50% (0.25% of which may be either
                                             a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

                                                     GARTMORE SECTOR SERIES | 35

REVENUE SHARING

The Adviser and/or its affiliates (collectively, "NWD Investments") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NWD Investments' own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NWD Investments, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NWD Investments.

In addition to the revenue sharing payments described above, NWD Investments may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to www.nwdfunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Gartmore Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278.

36 | GARTMORE SECTOR SERIES

FUND TRANSACTIONS--CLASS A, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.     *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND           60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                              **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.

------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has          THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial           relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase,            intermediaries who are authorized to accept purchase,
exchange and redemption orders for the Funds. Your               exchange and redemption orders for the Funds. Your
transaction is processed at the NAV next calculated after the    transaction is processed at the NAV next calculated after the
Funds' agent or an authorized intermediary receives your         Funds' agent or an authorized intermediary receives your
order in proper form.                                            order in proper form.

------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made      BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S.         mailing or faxing a letter to Gartmore Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT        include your account number(s) and the name(s) of the Fund(s)
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,     you wish to exchange from and to. The letter must be signed
CREDIT CARD CHECKS OR MONEY ORDERS.                              by all account owners. We reserve the right to request
                                                                 original documents for any faxed requests.

------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges       BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds    unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are     follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage      genuine and will not be liable for any loss, injury, damage
or expense that results from executing such instructions. The    or expense that results from executing such instructions. The
Funds may revoke telephone privileges at any time, without       Funds may revoke telephone privileges at any time, without
notice to shareholders.                                          notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                 ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                 payable to the shareholder(s) of record will be mailed to the address of record.

                                                                 The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Gartmore Funds'    ON-LINE. Transactions may be made through the Gartmore Funds'
website. However, the Funds may discontinue on-line              website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                         transactions of Fund shares at any time.

------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by           BY BANK WIRE. The Funds can wire the proceeds of your
federal funds wire to the Funds' custodian bank. (The            redemption directly to your account at a commercial bank. A
authorization will be in effect unless you give the Funds        voided check must be attached to your application. (The
written notice of its termination.)                              authorization will be in effect unless you give the Funds
                                                                 written notice of its termination.)

o     if you choose this method to open a new account, you       o     your proceeds typically will be wired to your bank on
      must call our toll-free number before you wire your              the next business day after your order has been
      investment and arrange to fax your completed                     processed.
      application.
                                                                 o     Gartmore Funds deducts a $20 service fee from the
o     your bank may charge a fee to wire funds.                        redemption proceeds for this service.

o     the wire must be received by 4:00 p.m. in order to         o     your financial institution may also charge a fee for
      receive the current day's NAV.                                   receiving the wire.

                                                                 o     funds sent outside the U.S. may be subject to higher
                                                                       fees.

                                                                 BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore    BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the       can be sent to your bank via ACH on the second business day
second business day after your purchase order has been           after your order has been processed. A voided check must be
processed. A voided check must be attached to your               attached to your application. Money sent through ACH should
application. Money sent through ACH typically reaches            reach your bank in two business days. There is no fee for
Gartmore Funds from your bank in two business days. There is     this service. (The authorization will be in effect unless you
no fee for this service. (The authorization will be in effect    give the Funds written notice of its termination.)
unless you give the Funds written notice of its termination.)
                                                                 ACH IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement     RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans      plan administrator regarding transactions. Retirement plans
or their administrators wishing to conduct transactions          or their administrators wishing to conduct transactions
should call our toll-free number. Eligible entities or           should call our toll-free number. Eligible entities or
individuals wishing to conduct transactions in Institutional     individuals wishing to conduct transactions in Institutional
Service Class or Institutional Class shares should call our      Service Class or Institutional Class shares should call our
toll-free number.                                                toll-free number.

                                                     GARTMORE SECTOR SERIES | 37

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

38 | GARTMORE SECTOR SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                         $    2,000 (per Fund)
To open an IRA account                                     $    1,000 (per Fund)
Additional investments                                     $      100 (per Fund)
To start an Automatic Asset
  Accumulation Plan                                        $    1,000 (per Fund)
Additional investments
  (Automatic Asset Accumulation Plan)                      $       50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                         No Minimum
Additional investments                                     No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                         $   50,000 (per Fund)
Additional investments                                     No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                     No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

                                                     GARTMORE SECTOR SERIES | 39

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund).

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C Shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

40 | GARTMORE SECTOR SERIES

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                     GARTMORE SECTOR SERIES | 41

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or redemptions and repurchases of Gartmore Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore Funds: Buying Shares-Share Price.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

42 | GARTMORE SECTOR SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose exchange and redemption fees on certain funds if you redeem or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                                         MINIMUM
                                                     EXCHANGE/    HOLDING PERIOD
FUND                                            REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                         2.00%               90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                            2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                      2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                    2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Technology and
  Communications Fund                                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                            2.00%               90
--------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Market Neutral Fund                              2.00%               90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                            2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                              2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                      2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Core Fund                              2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Growth
  Opportunities Fund                                      2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
  Long-Short Fund                                         2.00%               90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                         2.00%               90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                           2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                         2.00%               90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                      2.00%               30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                             2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                  2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                          2.00%               30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                         2.00%               30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                  2.00%                7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                             2.00%                7
--------------------------------------------------------------------------------
Gartmore International Index Fund                         2.00%                7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                         2.00%                7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                             2.00%                7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                             2.00%                7
--------------------------------------------------------------------------------

                                                     GARTMORE SECTOR SERIES | 43

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gains distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

44 | GARTMORE SECTOR SERIES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                     GARTMORE SECTOR SERIES | 45

SECTION 6 GARTMORE GLOBAL FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)   $   10.00         0.04         (1.12)       (1.08)
Year Ended October 31, 2003         $    8.92         0.07          2.83         2.90
Year Ended October 31, 2004         $   11.80         0.12          1.77         1.89
Year Ended October 31, 2005         $   12.49         0.11          1.72         1.83
Year Ended October 31, 2006         $   13.41         0.16          2.92         3.08
--------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)   $   10.00        (0.02)        (1.11)       (1.13)
Year Ended October 31, 2003         $    8.87         0.01          2.79         2.80
Year Ended October 31, 2004         $   11.67         0.02          1.75         1.77
Year Ended October 31, 2005         $   12.30         0.04          1.68         1.72
Year Ended October 31, 2006         $   13.17         0.05          2.87         2.92
--------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)   $   10.00        (0.02)        (1.11)       (1.13)
Year Ended October 31, 2003         $    8.87         0.01          2.79         2.80
Year Ended October 31, 2004         $   11.67         0.02          1.75         1.77
Year Ended October 31, 2005         $   12.30         0.03          1.68         1.71
Year Ended October 31, 2006         $   13.16         0.06          2.86         2.92
--------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)   $   11.47         0.04          0.86         0.90
Year Ended October 31, 2005         $   12.31         0.12          1.67         1.79
Year Ended October 31, 2006         $   13.19         0.14          2.86         3.00
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
                                           NET        NET                                 NET ASSET
                                    INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END         TOTAL
                                        INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD    RETURN (a)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)            -          -               -            -   $     8.92       (10.78%)(e)
Year Ended October 31, 2003              (0.02)         -           (0.02)           -   $    11.80        32.59%
Year Ended October 31, 2004              (0.09)     (1.11)          (1.20)           -   $    12.49        17.01%
Year Ended October 31, 2005              (0.11)     (0.80)          (0.91)           -   $    13.41        14.91%
Year Ended October 31, 2006              (0.20)     (0.62)          (0.82)        0.01   $    15.68        23.87%
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)            -          -               -            -   $     8.87       (11.30%)(e)
Year Ended October 31, 2003                  -          -               -            -   $    11.67        31.60%
Year Ended October 31, 2004              (0.03)     (1.11)          (1.14)           -   $    12.30        16.15%
Year Ended October 31, 2005              (0.05)     (0.80)          (0.85)           -   $    13.17        14.02%
Year Ended October 31, 2006              (0.11)     (0.62)          (0.73)        0.01   $    15.37        22.98%
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)            -          -               -            -   $     8.87       (11.30%)(e)
Year Ended October 31, 2003                  -          -               -            -   $    11.67        31.60%
Year Ended October 31, 2004              (0.03)     (1.11)          (1.14)           -   $    12.30        16.16%
Year Ended October 31, 2005              (0.05)     (0.80)          (0.85)           -   $    13.16        13.94%
Year Ended October 31, 2006              (0.11)     (0.62)          (0.73)        0.01   $    15.36        23.03%
---------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)        (0.06)         -           (0.06)           -   $    12.31         7.89%(e)
Year Ended October 31, 2005              (0.11)     (0.80)          (0.91)           -   $    13.19        14.82%
Year Ended October 31, 2006              (0.18)     (0.62)          (0.80)        0.01   $    15.40        23.59%
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RATIO OF NET
                                                                                      RATIO OF        INVESTMENT
                                                                 RATIO OF NET         EXPENSES     INCOME (LOSS)
                                                                   INVESTMENT        (PRIOR TO         (PRIOR TO
                                    NET ASSETS      RATIO OF           INCOME       REIMBURSE-        REIMBURSE-
                                        AT END   EXPENSES TO        (LOSS) TO        MENTS) TO         MENTS) TO
                                     OF PERIOD   AVERAGE NET          AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                        (000S)        ASSETS       NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)   $      675          1.66%(f)         0.47%(f)         3.76%(f)         (1.63%)(f)       102.39%
Year Ended October 31, 2003         $    1,228          1.65%            0.81%            2.78%            (0.33%)          256.82%
Year Ended October 31, 2004         $    2,457          1.65%            1.06%            2.41%             0.31%           129.61%
Year Ended October 31, 2005         $    4,546          1.66%            1.00%            2.00%             0.66%           213.88%
Year Ended October 31, 2006         $   21,752          1.52%            1.01%            1.53%             1.01%           195.16%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)   $      672          2.38%(f)        (0.25%)(f)        4.51%(f)         (2.38%)(f)       102.39%
Year Ended October 31, 2003         $      906          2.40%            0.08%            3.67%            (1.20%)          256.82%
Year Ended October 31, 2004         $    1,072          2.40%            0.20%            3.14%            (0.54%)          129.61%
Year Ended October 31, 2005         $    1,243          2.40%            0.28%            2.80%            (0.12%)          213.88%
Year Ended October 31, 2006         $    2,993          2.25%            0.33%            2.25%             0.33%           195.16%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)   $      665          2.38%(f)        (0.25%)(f)        4.51%(f)         (2.38%)(f)       102.39%
Year Ended October 31, 2003         $      883          2.40%            0.08%            3.68%            (1.20%)          256.82%
Year Ended October 31, 2004         $    1,088          2.40%            0.20%            3.15%            (0.55%)          129.61%
Year Ended October 31, 2005         $    1,590          2.40%            0.30%            2.77%            (0.08%)          213.88%
Year Ended October 31, 2006         $    5,514          2.24%            0.37%            2.24%             0.36%           195.16%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)   $        1          1.98%(f)         0.46%(f)         2.74%(f)         (0.30%)(f)       129.61%
Year Ended October 31, 2005         $        1          1.71%            0.96%            2.27%             0.41%           213.88%
Year Ended October 31, 2006         $       79          1.78%            1.00%            1.78%             1.00%           195.16%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.

(e)  Not annualized.

(f)  Annualized.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

46 | GARTMORE SECTOR SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

---------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.06         (1.12)       (1.06)
Year Ended October 31, 2003          $    8.94         0.11          2.83         2.94
Year Ended October 31, 2004          $   11.85         0.15          1.78         1.93
Year Ended October 31, 2005          $   12.55         0.16          1.72         1.88
Year Ended October 31, 2006          $   13.48         0.19          2.94         3.13
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $   12.22         0.02          0.34         0.36
Year Ended October 31, 2005          $   12.55         0.12          1.76         1.88
Year Ended October 31, 2006          $   13.48         0.19          2.94         3.13
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
                                            NET        NET                                 NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END         TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD    RETURN (a)
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)             -          -               -            -   $     8.94        (10.57%)(e)
Year Ended October 31, 2003               (0.03)         -           (0.03)           -   $    11.85         32.95%
Year Ended October 31, 2004               (0.12)     (1.11)          (1.23)           -   $    12.55         17.25%
Year Ended October 31, 2005               (0.15)     (0.80)          (0.95)           -   $    13.48         15.20%
Year Ended October 31, 2006               (0.23)     (0.62)          (0.85)        0.01   $    15.77         24.19%
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)         (0.03)          -          (0.03)           -   $    12.55          2.96%(e)
Year Ended October 31, 2005               (0.15)     (0.80)          (0.95)           -   $    13.48         15.20%
Year Ended October 31, 2006               (0.23)     (0.62)          (0.85)        0.01   $    15.77         24.19%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RATIO OF NET
                                                                                      RATIO OF        INVESTMENT
                                                                  RATIO OF NET        EXPENSES     INCOME (LOSS)
                                                                    INVESTMENT       (PRIOR TO         (PRIOR TO
                                     NET ASSETS      RATIO OF           INCOME      REIMBURSE-        REIMBURSE-
                                         AT END   EXPENSES TO        (LOSS) TO       MENTS) TO         MENTS) TO
                                      OF PERIOD   AVERAGE NET          AVERAGE     AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)        ASSETS       NET ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $      671          1.40%(f)         0.73%(f)        3.51%(f)         (1.38%)(f)       102.39%
Year Ended October 31, 2003          $      892          1.40%            1.08%           2.68%            (0.20%)          256.82%
Year Ended October 31, 2004          $    1,046          1.40%            1.20%           2.14%             0.46%           129.61%
Year Ended October 31, 2005          $    1,205          1.40%            1.27%           1.79%             0.88%           213.88%
Year Ended October 31, 2006          $    1,496          1.27%            1.32%           1.27%             1.31%           195.16%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $      674          1.40%(f)         0.53%(f)        2.30%(f)         (0.37%)(f)       129.61%
Year Ended October 31, 2005          $    6,219          1.40%            1.22%           1.62%             1.00%           213.88%
Year Ended October 31, 2006          $   19,768          1.24%            1.31%           1.25%             1.31%           195.16%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.

(e)  Not annualized.

(f)  Annualized.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

                                                     GARTMORE SECTOR SERIES | 47

SECTION 6 GARTMORE GLOBAL HEALTH SCIENCES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

---------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $    9.33        (0.06)        (0.97)       (1.03)
Year Ended October 31, 2003          $    8.30        (0.05)         1.99         1.94
Year Ended October 31, 2004          $   10.24        (0.06)         0.70         0.64
Year Ended October 31, 2005          $   10.04        (0.06)         1.71         1.65
Year Ended October 31, 2006          $   11.63        (0.03)         0.65         0.62
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $    9.29        (0.15)        (0.93)       (1.08)
Year Ended October 31, 2003          $    8.21        (0.13)         1.98         1.85
Year Ended October 31, 2004          $   10.06        (0.13)         0.69         0.56
Year Ended October 31, 2005          $    9.78        (0.13)         1.67         1.54
Year Ended October 31, 2006          $   11.26        (0.09)         0.61         0.52
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)    $    7.92        (0.01)         0.30         0.29
Year Ended October 31, 2003          $    8.21        (0.12)         1.98         1.86
Year Ended October 31, 2004          $   10.07        (0.04)         0.59         0.55
Year Ended October 31, 2005          $    9.78        (0.12)         1.66         1.54
Year Ended October 31, 2006          $   11.26        (0.10)         0.63         0.53
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)    $   10.04        (0.09)        (0.14)       (0.23)
Year Ended October 31, 2005          $    9.81        (0.06)         1.68         1.62
Year Ended October 31, 2006          $   11.37        (0.03)         0.63         0.60
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $    9.36        (0.04)        (0.97)       (1.01)
Year Ended October 31, 2003          $    8.35        (0.04)         2.01         1.97
Year Ended October 31, 2004          $   10.32        (0.06)         0.71         0.65
Year Ended October 31, 2005          $   10.13        (0.05)         1.74         1.69
Year Ended October 31, 2006          $   11.76        (0.04)         0.69         0.65
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $   10.92        (0.01)        (0.77)       (0.78)
Year Ended October 31, 2005          $   10.14        (0.03)         1.74         1.71
Year Ended October 31, 2006          $   11.79         0.01          0.66         0.67
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                          DISTRIBUTIONS
--------------------------------------------------------------------------------------------

                                          NET                    NET ASSET
                                     REALIZED           TOTAL   VALUE, END        TOTAL
                                        GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002                 -               -   $     8.30       (11.04%)
Year Ended October 31, 2003                 -               -   $    10.24        23.37%
Year Ended October 31, 2004             (0.84)          (0.84)  $    10.04         6.26%
Year Ended October 31, 2005             (0.06)          (0.06)  $    11.63        16.47%
Year Ended October 31, 2006             (1.10)          (1.10)  $    11.15         5.52%
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002                 -               -   $     8.21       (11.63%)
Year Ended October 31, 2003                 -               -   $    10.06        22.53%
Year Ended October 31, 2004             (0.84)          (0.84)  $     9.78         5.52%
Year Ended October 31, 2005             (0.06)          (0.06)  $    11.26        15.78%
Year Ended October 31, 2006             (1.10)          (1.10)  $    10.68         4.75%
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)           -               -   $     8.21         3.66%(e)
Year Ended October 31, 2003                 -               -   $    10.07        22.66%
Year Ended October 31, 2004             (0.84)          (0.84)  $     9.78         5.52%
Year Ended October 31, 2005             (0.06)          (0.06)  $    11.26        15.66%
Year Ended October 31, 2006             (1.10)          (1.10)  $    10.69         4.84%
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)           -               -   $     9.81        (2.29%)(e)
Year Ended October 31, 2005             (0.06)          (0.06)  $    11.37        16.55%
Year Ended October 31, 2006             (1.10)          (1.10)  $    10.87         5.46%
--------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002                 -               -   $     8.35       (10.79%)
Year Ended October 31, 2003                 -               -   $    10.32        23.59%
Year Ended October 31, 2004             (0.84)          (0.84)  $    10.13         6.30%
Year Ended October 31, 2005             (0.06)          (0.06)  $    11.76        16.72%
Year Ended October 31, 2006             (1.10)          (1.10)  $    11.31         5.73%
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)           -               -   $    10.14        (7.14%)(e)
Year Ended October 31, 2005             (0.06)          (0.06)  $    11.79        16.90%
Year Ended October 31, 2006             (1.10)          (1.10)  $    11.36         5.90%
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RATIO OF NET
                                                                                       RATIO OF       INVESTMENT
                                                                  RATIO OF NET         EXPENSES     INCOME (LOSS)
                                                                    INVESTMENT        (PRIOR TO        (PRIOR TO
                                     NET ASSETS      RATIO OF           INCOME       REIMBURSE-       REIMBURSE-
                                      AT END OF   EXPENSES TO        (LOSS) TO        MENTS) TO        MENTS) TO
                                         PERIOD   AVERAGE NET          AVERAGE      AVERAGE NET      AVERAGE NET         PORTFOLIO
                                         (000S)        ASSETS       NET ASSETS       ASSETS (b)       ASSETS (b)      TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $    1,538          1.60%           (0.99%)           3.10%           (2.49%)          893.80%
Year Ended October 31, 2003          $    4,087          1.57%           (0.75%)           2.29%           (1.47%)          570.16%
Year Ended October 31, 2004          $    6,144          1.59%           (0.67%)           1.90%           (0.98%)          388.52%
Year Ended October 31, 2005          $   11,131          1.64%           (0.66%)           1.72%           (0.74%)          401.37%
Year Ended October 31, 2006          $   10,636          1.57%           (0.24%)           1.58%           (0.25%)          268.38%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $      730          2.28%           (1.71%)           4.00%           (3.43%)          893.80%
Year Ended October 31, 2003          $      899          2.25%           (1.41%)           3.06%           (2.22%)          570.16%
Year Ended October 31, 2004          $    1,076          2.25%           (1.32%)           2.56%           (1.63%)          388.52%
Year Ended October 31, 2005          $    1,302          2.29%           (1.27%)           2.39%           (1.37%)          401.37%
Year Ended October 31, 2006          $    1,458          2.23%           (0.90%)           2.24%           (0.90%)          268.38%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)    $       58          2.25%(f)        (1.69%)(f)        2.80%(f)        (2.24%)(f)       893.80%
Year Ended October 31, 2003          $      130          2.25%           (1.45%)           2.96%           (2.16%)          570.16%
Year Ended October 31, 2004          $    2,092          2.25%           (1.44%)           2.57%           (1.76%)          388.52%
Year Ended October 31, 2005          $    3,899          2.30%           (1.30%)           2.37%           (1.37%)          401.37%
Year Ended October 31, 2006          $    3,788          2.23%           (0.90%)           2.24%           (0.91%)          268.38%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)    $        1          1.88%(f)        (1.03%)(f)        2.22%(f)        (1.37%)(f)       388.52%
Year Ended October 31, 2005          $        1          1.60%           (0.59%)           1.67%           (0.65%)          401.37%
Year Ended October 31, 2006          $        1          1.63%           (0.29%)           1.64%           (0.30%)          268.38%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $    1,403          1.27%           (0.66%)           2.85%           (2.24%)          893.80%
Year Ended October 31, 2003          $    3,746          1.42%           (0.61%)           2.12%           (1.31%)          570.16%
Year Ended October 31, 2004          $    4,979          1.46%           (0.54%)           1.76%           (0.84%)          388.52%
Year Ended October 31, 2005          $    5,828          1.50%           (0.47%)           1.59%           (0.57%)          401.37%
Year Ended October 31, 2006          $    1,130          1.39%           (0.15%)           1.40%           (0.16%)          268.38%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $      404          1.25%(f)        (0.25%)(f)        1.54%(f)        (0.54%)(f)       388.52%
Year Ended October 31, 2005          $    3,776          1.29%           (0.35%)           1.34%           (0.41%)          401.37%
Year Ended October 31, 2006          $   12,468          1.23%            0.10%            1.24%            0.10%           268.38%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.

(e)  Not annualized.

(f)  Annualized.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

48 | GARTMORE SECTOR SERIES

SECTION 6 GARTMORE GLOBAL NATURAL RESOURCES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00            -          1.25         1.25
Year Ended October 31, 2005          $   11.23            -(g)       7.14         7.14
Year Ended October 31, 2006          $   17.97        (0.02)         3.90         3.88
--------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00        (0.03)         1.24         1.21
Year Ended October 31, 2005          $   11.21        (0.04)         7.04         7.00
Year Ended October 31, 2006          $   17.82        (0.14)         3.83         3.69
--------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00        (0.02)         1.23         1.21
Year Ended October 31, 2005          $   11.21        (0.04)         7.05         7.01
Year Ended October 31, 2006          $   17.83        (0.16)         3.85         3.69
--------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00        (0.02)         1.24         1.22
Year Ended October 31, 2005          $   11.22            -(g)       7.08         7.08
Year Ended October 31, 2006          $   17.91        (0.04)         3.86         3.82
--------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.02          1.23         1.25
Year Ended October 31, 2005          $   11.23         0.01          7.15         7.16
Year Ended October 31, 2006          $   17.99         0.03          3.91         3.94
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.01          1.25         1.26
Year Ended October 31, 2005          $   11.24         0.03          7.15         7.18
Year Ended October 31, 2006          $   18.01         0.03          3.91         3.94
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
                                            NET        NET                                 NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)         (0.02)         -           (0.02)           -   $    11.23        12.58%(e)
Year Ended October 31, 2005               (0.01)     (0.40)          (0.41)        0.01   $    17.97        65.51%
Year Ended October 31, 2006                   -      (1.56)          (1.56)        0.02   $    20.31        22.87%
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)             -          -               -            -   $    11.21        12.10%(e)
Year Ended October 31, 2005                   -      (0.40)          (0.40)        0.01   $    17.82        64.49%
Year Ended October 31, 2006                   -      (1.56)          (1.56)        0.02   $    19.97        21.94%
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)             -          -               -            -   $    11.21        12.20%(e)
Year Ended October 31, 2005                   -      (0.40)          (0.40)        0.01   $    17.83        64.42%
Year Ended October 31, 2006                   -      (1.56)          (1.56)        0.02   $    19.98        21.92%
---------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)             -          -(g)            -            -   $    11.22        12.22%(e)
Year Ended October 31, 2005                   -      (0.40)          (0.40)        0.01   $    17.91        65.15%
Year Ended October 31, 2006                   -      (1.56)          (1.56)        0.02   $    20.19        22.59%
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)         (0.02)         -           (0.02)           -   $    11.23        12.50%(e)
Year Ended October 31, 2005               (0.01)     (0.40)          (0.41)        0.01   $    17.99        65.89%
Year Ended October 31, 2006                   -      (1.56)          (1.56)        0.02   $    20.39        23.20%
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)         (0.02)         -           (0.02)           -   $    11.24        12.60%(e)
Year Ended October 31, 2005               (0.02)     (0.40)          (0.42)        0.01   $    18.01        66.02%
Year Ended October 31, 2006                   -      (1.56)          (1.56)        0.02   $    20.41        23.17%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                      RATIO         RATIO OF        INVESTMENT
                                                                     OF NET         EXPENSES     INCOME (LOSS)
                                                                 INVESTMENT        (PRIOR TO         (PRIOR TO
                                     NET ASSETS     RATIO OF         INCOME       REIMBURSE-        REIMBURSE-
                                      AT END OF     EXPENSES      (LOSS) TO        MENTS) TO         MENTS) TO
                                         PERIOD   TO AVERAGE        AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)   NET ASSETS     NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $      107         1.58%(f)      (1.05%)(f)        4.11%(f)         (3.59%)(f)        48.29%
Year Ended October 31, 2005          $   10,915         1.47%         (0.13%)           1.59%            (0.25%)          313.92%
Year Ended October 31, 2006          $   20,324         1.38%         (0.07%)           1.38%            (0.07%)          228.18%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $        1         2.30%(f)      (0.88%)(f)        4.44%(f)         (3.02%)(f)        48.29%
Year Ended October 31, 2005          $      648         2.20%         (0.83%)           2.54%            (1.18%)          313.92%
Year Ended October 31, 2006          $    1,862         2.12%         (0.84%)           2.13%            (0.85%)          228.18%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $        6         2.30%(f)      (1.29%)(f)        4.77%(f)         (3.76%)(f)        48.29%
Year Ended October 31, 2005          $    4,938         2.20%         (0.87%)           2.27%            (0.94%)          313.92%
Year Ended October 31, 2006          $   10,302         2.12%         (0.81%)           2.12%            (0.82%)          228.18%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1         1.94%(f)      (0.53%)(f)        3.91%(f)         (2.51%)(f)        48.29%
Year Ended October 31, 2005          $       23         1.73%         (0.14%)           1.94%            (0.36%)          313.92%
Year Ended October 31, 2006          $      249         1.75%         (0.43%)           1.77%            (0.45%)          228.18%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1         1.39%(f)       0.17%(f)         3.56%(f)         (2.00%)(f)        48.29%
Year Ended October 31, 2005          $      170         1.22%          0.03%            0.80%             0.45%           313.92%
Year Ended October 31, 2006          $      537         1.12%          0.13%            1.13%             0.16%           228.18%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    3,377         1.30%(f)       0.27%(f)         3.32%(f)         (1.74%)(f)        48.29%
Year Ended October 31, 2005          $    8,078         1.23%          0.25%            1.95%            (0.48%)          313.92%
Year Ended October 31, 2006          $   15,731         1.11%          0.16%            1.13%             0.13%           228.18%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g)   Amount is less than $0.005.

                                                     GARTMORE SECTOR SERIES | 49

SECTION 6 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND FINANCIAL
HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

----------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                              REALIZED AND
                                     NET ASSET          NET     UNREALIZED
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $    4.02        (0.04)         (1.35)       (1.39)
Year Ended October 31, 2003          $    2.63        (0.04)          1.27         1.23
Year Ended October 31, 2004          $    3.86        (0.06)         (0.28)       (0.34)
Year Ended October 31, 2005          $    3.52        (0.03)          0.22         0.19
Year Ended October 31, 2006          $    3.71        (0.03)          0.53         0.50
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $    3.97        (0.07)         (1.32)       (1.39)
Year Ended October 31, 2003          $    2.58        (0.06)          1.25         1.19
Year Ended October 31, 2004          $    3.77        (0.08)         (0.28)       (0.36)
Year Ended October 31, 2005          $    3.41        (0.05)          0.21         0.16
Year Ended October 31, 2006          $    3.57        (0.06)          0.51         0.45
----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002          $    3.99        (0.08)         (1.31)       (1.39)
Year Ended October 31, 2003          $    2.60        (0.06)          1.25         1.19
Year Ended October 31, 2004          $    3.79        (0.06)         (0.30)       (0.36)
Year Ended October 31, 2005 (i)      $    3.43        (0.05)          0.22         0.17
Year Ended October 31, 2006          $    3.60        (0.04)          0.49         0.45
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)    $    3.70        (0.05)         (0.23)       (0.28)
Year Ended October 31, 2005          $    3.42        (0.03)          0.21         0.18
Year Ended October 31, 2006          $    3.60        (0.05)          0.52         0.47
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $    4.06        (0.03)         (1.37)       (1.40)
Year Ended October 31, 2003          $    2.66        (0.04)          1.30         1.26
Year Ended October 31, 2004          $    3.92        (0.06)         (0.29)       (0.35)
Year Ended October 31, 2005          $    3.57        (0.03)          0.24         0.21
Year Ended October 31, 2006 (i)      $    3.78        (0.46)          1.02         0.56
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $    3.81        (0.01)         (0.22)       (0.23)
Year Ended October 31, 2005          $    3.58        (0.02)          0.23         0.21
Year Ended October 31, 2006          $    3.79        (0.02)          0.54         0.52
----------------------------------------------------------------------------------------

                                      NET ASSET
                                     VALUE, END        TOTAL
                                      OF PERIOD   RETURN (a)
-----------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $     2.63       (34.58%)(f)
Year Ended October 31, 2003          $     3.86        46.77%
Year Ended October 31, 2004          $     3.52        (8.81%)
Year Ended October 31, 2005          $     3.71         5.40%
Year Ended October 31, 2006          $     4.21        13.48%
-----------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $     2.58       (35.01%)(f)
Year Ended October 31, 2003          $     3.77        46.12%
Year Ended October 31, 2004          $     3.41        (9.55%)
Year Ended October 31, 2005          $     3.57         4.69%
Year Ended October 31, 2006          $     4.02        12.61%
-----------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002          $     2.60       (34.84%)(f)
Year Ended October 31, 2003          $     3.79        45.77%
Year Ended October 31, 2004          $     3.43        (9.50%)
Year Ended October 31, 2005 (i)      $     3.60         4.96%
Year Ended October 31, 2006          $     4.05        12.50%
-----------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)    $     3.42        (7.57%)(d)
Year Ended October 31, 2005          $     3.60         5.26%
Year Ended October 31, 2006          $     4.07        13.06%
-----------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $     2.66       (34.48%)(f)
Year Ended October 31, 2003          $     3.92        47.37%
Year Ended October 31, 2004          $     3.57        (8.93%)
Year Ended October 31, 2005          $     3.78         5.88%
Year Ended October 31, 2006 (i)      $     4.34        14.81%
-----------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $     3.58        (6.04%)(d)
Year Ended October 31, 2005          $     3.79         5.87%
Year Ended October 31, 2006          $     4.31        13.72%
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RATIO
                                                              RATIO OF NET            RATIO OF              OF NET
                                          NET                   INVESTMENT            EXPENSES          INVESTMENT
                                    ASSETS AT     RATIO OF          INCOME           (PRIOR TO    INCOME (PRIOR TO
                                       END OF     EXPENSES       (LOSS) TO     REIMBURSEMENTS)     REIMBURSEMENTS)
                                       PERIOD   TO AVERAGE         AVERAGE      TO AVERAGE NET          TO AVERAGE        PORTFOLIO
                                       (000S)   NET ASSETS      NET ASSETS          ASSETS (b)      NET ASSETS (b)     TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002         $   1,514         1.69%          (1.37%)              2.56%              (2.24%)         944.01%
Year Ended October 31, 2003         $   3,303         1.69%          (1.38%)              2.96%              (2.64%)        1136.72%
Year Ended October 31, 2004         $   2,991         1.71%          (1.45%)              2.02%              (1.76%)         722.91%
Year Ended October 31, 2005         $   3,071         1.72%          (0.87%)              2.23%              (1.38%)         654.64%
Year Ended October 31, 2006         $   3,797         1.66%          (1.01%)              2.03%              (1.38%)         368.77%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002         $     780         2.38%          (2.02%)              3.32%              (2.96%)         944.01%
Year Ended October 31, 2003         $   1,196         2.40%          (2.07%)              3.73%              (3.40%)        1136.72%
Year Ended October 31, 2004         $   1,064         2.40%          (2.14%)              2.72%              (2.46%)         722.91%
Year Ended October 31, 2005         $   1,038         2.41%          (1.55%)              2.93%              (2.07%)         654.64%
Year Ended October 31, 2006         $   1,312         2.36%          (1.72%)              2.73%              (2.09%)         368.77%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002         $      17         2.38%          (1.83%)              3.40%              (2.85%)         944.01%
Year Ended October 31, 2003         $      39         2.40%          (2.10%)              3.65%              (3.35%)        1136.72%
Year Ended October 31, 2004         $      79         2.40%          (2.14%)              2.73%              (2.47%)         722.91%
Year Ended October 31, 2005 (i)     $      33         2.41%          (1.51%)              3.06%              (2.16%)         654.64%
Year Ended October 31, 2006         $      79         2.33%          (1.71%)              2.73%              (2.11%)         368.77%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)   $       1         1.99%(e)       (1.75%)(e)           2.28%(e)           (2.04%)(e)      722.91%
Year Ended October 31, 2005         $       1         1.83%          (1.01%)              2.33%              (1.51%)         654.64%
Year Ended October 31, 2006         $       1         1.97%          (1.34%)              2.39%              (1.75%)         368.77%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002         $     843         1.41%          (1.37%)              2.08%              (2.04%)         944.01%
Year Ended October 31, 2003         $   5,006         1.58%          (1.29%)              2.65%              (2.36%)        1136.72%
Year Ended October 31, 2004         $   4,358         1.62%          (1.36%)              1.92%              (1.67%)         722.91%
Year Ended October 31, 2005         $   3,513         1.62%          (0.74%)              2.17%              (1.30%)         654.64%
Year Ended October 31, 2006 (i)     $       1         1.58%          (0.83%)              1.81%              (1.06%)         368.77%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)   $     231         1.40%(e)       (1.05%)(e)           1.92%(e)           (1.57%)(e)      722.91%
Year Ended October 31, 2005         $   2,344         1.40%          (0.77%)              1.68%              (1.05%)         654.64%
Year Ended October 31, 2006         $   7,708         1.33%          (0.73%)              1.74%              (1.14%)         368.77%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i) Net investment income (loss) is based on average shares outstanding during the period.

50 | GARTMORE SECTOR SERIES

SECTION 6 GARTMORE GLOBAL UTILITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

---------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.11         (2.85)       (2.74)
Year Ended October 31, 2003          $    7.20         0.07          1.06         1.13
Year Ended October 31, 2004          $    8.28         0.09          2.54         2.63
Year Ended October 31, 2005          $   10.87         0.19          1.69         1.88
Year Ended October 31, 2006          $   12.30         0.24          2.59         2.83
---------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.05         (2.84)       (2.79)
Year Ended October 31, 2003          $    7.18         0.02          1.05         1.07
Year Ended October 31, 2004          $    8.22         0.04          2.50         2.54
Year Ended October 31, 2005          $   10.75         0.09          1.68         1.77
Year Ended October 31, 2006          $   12.15         0.16          2.54         2.70
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.05         (2.84)       (2.79)
Year Ended October 31, 2003          $    7.18         0.02          1.05         1.07
Year Ended October 31, 2004          $    8.22         0.03          2.51         2.54
Year Ended October 31, 2005 (i)      $   10.74         0.15          1.62         1.77
Year Ended October 31, 2006          $   12.15         0.13          2.58         2.71
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)    $    9.14         0.08          1.58         1.66
Year Ended October 31, 2005          $   10.78         0.20          1.66         1.86
Year Ended October 31, 2006          $   12.20         0.24          2.51         2.75
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.13         (2.85)       (2.72)
Year Ended October 31, 2003          $    7.21         0.09          1.06         1.15
Year Ended October 31, 2004          $    8.30         0.13          2.53         2.66
Year Ended October 31, 2005          $   10.91         0.23          1.69         1.92
Year Ended October 31, 2006          $   12.35         0.30          2.57         2.87
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $    9.75         0.03          1.15         1.18
Year Ended October 31, 2005          $   10.91         0.17          1.75         1.92
Year Ended October 31, 2006          $   12.35         0.27          2.60         2.87
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
                                            NET        NET                                 NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)         (0.06)         -           (0.06)           -   $     7.20       (27.46%)(e)
Year Ended October 31, 2003               (0.05)         -           (0.05)           -   $     8.28        15.80%
Year Ended October 31, 2004               (0.04)         -           (0.04)           -   $    10.87        31.81%
Year Ended October 31, 2005               (0.22)     (0.25)          (0.47)        0.02   $    12.30        17.73%
Year Ended October 31, 2006               (0.20)     (1.94)          (2.14)           -   $    12.99        27.56%
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)         (0.03)         -           (0.03)           -   $     7.18       (27.93%)(e)
Year Ended October 31, 2003               (0.03)         -           (0.03)           -   $     8.22        14.92%
Year Ended October 31, 2004               (0.01)         -           (0.01)           -   $    10.75        30.86%
Year Ended October 31, 2005               (0.14)     (0.25)          (0.39)        0.02   $    12.15        16.93%
Year Ended October 31, 2006               (0.12)     (1.94)          (2.06)           -   $    12.79        26.57%
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)         (0.03)         -           (0.03)           -   $     7.18       (27.93%)(e)
Year Ended October 31, 2003               (0.03)         -           (0.03)           -   $     8.22        14.92%
Year Ended October 31, 2004               (0.02)         -           (0.02)           -   $    10.74        30.90%
Year Ended October 31, 2005 (i)           (0.13)     (0.25)          (0.38)        0.02   $    12.15        16.88%
Year Ended October 31, 2006               (0.13)     (1.94)          (2.07)           -   $    12.79        26.60%
----------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)         (0.02)         -           (0.02)           -   $    10.78        18.23%(e)
Year Ended October 31, 2005               (0.21)     (0.25)          (0.46)        0.02   $    12.20        17.61%
Year Ended October 31, 2006               (0.18)     (1.94)          (2.12)           -   $    12.83        27.11%
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)         (0.07)         -           (0.07)           -   $     7.21       (27.27%)(e)
Year Ended October 31, 2003               (0.06)         -           (0.06)           -   $     8.30        16.10%
Year Ended October 31, 2004               (0.05)         -           (0.05)           -   $    10.91        32.13%
Year Ended October 31, 2005               (0.25)     (0.25)          (0.50)        0.02   $    12.35        18.05%
Year Ended October 31, 2006               (0.23)     (1.94)          (2.17)           -   $    13.05        27.88%
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)         (0.02)         -           (0.02)           -   $    10.91        12.15%(e)
Year Ended October 31, 2005               (0.25)     (0.25)          (0.50)        0.02   $    12.35        18.05%
Year Ended October 31, 2006               (0.23)     (1.94)          (2.17)           -   $    13.05        27.88%
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                       RATIO        RATIO OF        INVESTMENT
                                                                      OF NET        EXPENSES     INCOME (LOSS)
                                                                  INVESTMENT       (PRIOR TO         (PRIOR TO
                                     NET ASSETS     RATIO OF          INCOME      REIMBURSE-        REIMBURSE-
                                      AT END OF     EXPENSES       (LOSS) TO       MENTS) TO         MENTS) TO
                                         PERIOD   TO AVERAGE     AVERAGE NET     AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000s)   NET ASSETS          ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $      547         1.46%(f)        1.46%(f)        3.96%(f)         (1.04%)(f)       146.88%
Year Ended October 31, 2003          $      734         1.45%           0.96%           3.06%            (0.65%)          112.34%
Year Ended October 31, 2004          $    1,190         1.45%           1.14%           2.70%            (0.10%)          391.22%
Year Ended October 31, 2005          $    2,377         1.47%           1.70%           2.02%             1.15%           295.27%
Year Ended October 31, 2006          $    5,185         1.45%           2.32%           1.80%             1.97%            83.30%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)    $      544         2.18%(f)        0.75%(f)        4.71%(f)         (1.78%)(f)       146.88%
Year Ended October 31, 2003          $      625         2.20%           0.25%           3.89%            (1.44%)          112.34%
Year Ended October 31, 2004          $      885         2.20%           0.41%           3.46%            (0.84%)          391.22%
Year Ended October 31, 2005          $    1,202         2.20%           0.96%           2.76%             0.40%           295.27%
Year Ended October 31, 2006          $    1,875         2.18%           1.62%           2.54%             1.27%            83.30%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)    $      541         2.18%(f)        0.75%(f)        4.71%(f)         (1.78%)(f)       146.88%
Year Ended October 31, 2003          $      623         2.20%           0.25%           3.89%            (1.44%)          112.34%
Year Ended October 31, 2004          $    3,556         2.20%           0.43%           3.33%            (0.70%)          391.22%
Year Ended October 31, 2005 (i)      $    2,435         2.20%           1.25%           2.81%             0.63%           295.27%
Year Ended October 31, 2006          $    5,512         2.17%           1.30%           2.49%             0.98%            83.30%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)    $        1         1.78%(f)        0.99%(f)        3.14%(f)         (0.35%)(f)       391.22%
Year Ended October 31, 2005          $        1         1.51%           1.64%           2.31%             0.84%           295.27%
Year Ended October 31, 2006          $        2         1.78%           2.08%           2.18%             1.68%            83.30%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $      545         1.20%(f)        1.72%(f)        3.71%(f)         (0.79%)(f)       146.88%
Year Ended October 31, 2003          $      633         1.20%           1.25%           2.89%            (0.44%)          112.34%
Year Ended October 31, 2004          $      837         1.20%           1.41%           2.46%             0.15%           391.22%
Year Ended October 31, 2005          $      987         1.20%           1.97%           1.78%             1.39%           295.27%
Year Ended October 31, 2006          $    1,264         1.20%           2.68%           1.55%             2.33%            83.30%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $      250         1.20%(f)        1.02%(f)        2.19%(f)          0.03%(f)        391.22%
Year Ended October 31, 2005          $    1,896         1.20%           1.85%           1.67%             1.38%           295.27%
Year Ended October 31, 2006          $    6,254         1.20%           2.81%           1.50%             2.49%            83.30%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.

(e)   Not annualized.

(f)   Annualized.

(g) For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i) Net investment income (loss) is based on average shares outstanding during the period.

                                                     GARTMORE SECTOR SERIES | 51

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INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.nwdfunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                    (C)2007 NWD Investment Management, Inc. All rights reserved.

                                                                     PR-SEC 2/07

INDEX SERIES

Gartmore Bond Index Fund
Gartmore International Index Fund
Gartmore Mid Cap Market Index Fund
Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund

                                                           [LOGO] Gartmore Funds

FundPROSPECTUS

February 28, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                                WWW.NWDFUNDS.COM

FUND AND CLASS                                                            TICKER
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class A                                          GBIAX
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class B                                          GBIBX
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class C                                          GBICX
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class R                                            n/a
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Institutional Class                              GBXIX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class A                                 GIIAX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class B                                 GIIBX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class C                                 GIICX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class R                                   n/a
--------------------------------------------------------------------------------
Gartmore International Index Fund Institutional Class                     GIXIX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class A                                GMXAX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class B                                GMCBX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class C                                GMCCX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class R                                  n/a
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Institutional Class                    GMXIX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class A                                       GRMAX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class B                                       GRMBX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class C                                       GRMCX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class R                                       GRMRX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Institutional Class                           GRMIX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Local Fund                                    GRMLX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Service Class                                 GRMSX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Institutional Service Class                   GRISX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class A                                     GMRAX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class B                                     GMRBX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class C                                     GMRCX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class R                                       n/a
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Institutional Class                         GMRIX
--------------------------------------------------------------------------------

TABLE OF CONTENTS

3         KEY TERMS

4         SECTION 1: FUND SUMMARIES AND
            PERFORMANCE
          Gartmore Bond Index Fund
          Gartmore International Index Fund
          Gartmore Mid Cap Market Index Fund
          Gartmore S&P 500 Index Fund
          Gartmore Small Cap Index Fund

26        SECTION 2: FUND DETAILS
          Additional Information about Investments,
            Investment Techniques and Risks

30        SECTION 3: FUND MANAGEMENT
          Investment Adviser
          Subadviser
          Portfolio Management
          Multi-Manager Structure

32        SECTION 4: INVESTING WITH
            GARTMORE FUNDS
          Choosing a Share Class
          Sales Charges and Fees
          Revenue Sharing
          Contacting Gartmore Funds
          Buying Shares
          Fair Value Pricing
          Customer Identification Information
          Exchanging Shares
          Automatic Withdrawal Program
          Selling Shares
          Excessive or Short-Term Trading
          Exchange and Redemption Fees

45        SECTION 5: DISTRIBUTIONS AND TAXES
          Income and Capital Gains Distributions
          Selling and Exchanging Shares
          Other Tax Jurisdictions
          Tax Status for Retirement Plans and Other
            Tax-Deferred Accounts
          Backup Withholding

47        SECTION 6: FINANCIAL HIGHLIGHTS

                                                       GARTMORE INDEX SERIES | 1

INDEX Series

INTRODUCTION TO THE INDEX SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):

Gartmore Bond Index Fund
Gartmore International Index Fund
Gartmore Mid Cap Market Index Fund
Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund

THE FUNDS ARE PRIMARILY INTENDED:

o to seek to match the performance of a specific market index before the deduction of Fund expenses.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

o Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund and Gartmore Small Cap Index Fund offer four share classes -- Class A, Class B, Class C and Institutional Class.

o Gartmore S&P 500 Index Fund offers eight share classes -- Class A, Class B, Class C, Class R, Institutional Class, Local Fund, Service Class and Institutional Service Class. All other classes of the above Funds that are in this Prospectus have not yet commenced operations.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

A NOTE ABOUT THE INDEX SERIES

The Funds in the Index Series each employ a "passive management" or "indexing" investment approach, seeking to invest in a portfolio of securities substantially the same as the securities tracked in a benchmark index. Each Fund's performance is expected to approximately match the performance of its applicable index prior to the deduction of Fund expenses. Each Fund may change its target index without shareholder approval if Gartmore Mutual Fund Capital Trust (the "Adviser") believes that a different index better represents the performance of the applicable market segment.

Each Fund employs a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interest and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

2 | GARTMORE INDEX SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's (S&P) 500(R) Index, ranging from $1.4 billion to $446.9 billion as of December 31, 2006.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the S&P MidCap 400 Index, ranging from $500 million to $10.6 billion as of December 31, 2006.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                       GARTMORE INDEX SERIES | 3

SECTION 1 GARTMORE BOND INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Lehman Aggregate Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Lehman Aggregate Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of BONDS and other FIXED-INCOME SECURITIES that are included in or correlated with the Lehman Aggregate Index, as well as DERIVATIVES linked to that index. The Lehman Aggregate Index is composed primarily of U.S. dollar-denominated INVESTMENT GRADE bonds of different types, including:

o    U.S. GOVERNMENT SECURITIES;
o    U.S. GOVERNMENT AGENCY SECURITIES;
o    corporate bonds issued by U.S. and foreign companies;
o    MORTGAGE-BACKED SECURITIES;
o    securities of foreign governments and their agencies and
o    securities of supranational entities, such as the World Bank.

The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Lehman Aggregate Index which are selected to reflect characteristics such as MATURITY, DURATION, or credit quality similar to the Lehman Aggregate Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.


As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of the securities to fall.

MORTGAGE-BACKED SECURITIES RISK - these securities are subject to all of the above-referenced risks including interest rate risk, credit risk, prepayment risk and extension risk. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than do other fixed-income securities and small changes in interest rates can quickly reduce the value of those securities.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o    increase share price volatility and
o    result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE INDEX SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad- based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Aggregate Bond Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2006. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                                                     [BAR CHART]

1998      1999     2000    2001     2002     2003     2004     2005     2006
----------------------------------------------------------------------------
9.00%    -0.96%   11.60%   7.20%    8.50%    3.20%    3.73%    1.87%    3.75%

BEST QUARTER: 5.31% - 4TH QTR OF 2000
WORST QUARTER: -2.63% -2ND QTR OF 2004

                                                       GARTMORE INDEX SERIES | 5

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer- sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                           SINCE
                                                                       INCEPTION
                                          1 YEAR     5 YEARS     (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)          -2.21%       3.13%               5.28%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions(2)                          -3.64%       1.69%               4.03%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares(2)      -1.46%       1.81%               3.80%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(3)          -1.94%       3.35%               5.57%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(4)           2.14%       3.72%               5.58%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)           3.75%       4.36%               5.92%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                            4.16%       4.76%               6.24%
--------------------------------------------------------------------------------
Lehman Aggregate Index(6)                  4.33%       5.06%               6.46%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 These returns until the creation of Class A and Institutional Class shares (12/29/99) include the previous performance of the Series, which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund's shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

3 These returns until the creation of Class B shares (10/12/01) include the previous performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for Class B shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

4 These returns until the creation of Class C shares (3/29/06) include the previous performance based on the Series for the period through December 28, 1999, the Fund's Class A shares from December 29, 1999 until October 11, 2001 and the Fund's Class B shares from October 12, 2001 to March 28, 2006. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect any differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

5 Class R shares have not commenced operations. These returns include the previous performance based on the Series for the period through December 28, 1999, and the Fund's Class A shares from December 29, 1999 until December 31, 2006. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

6 The Lehman Aggregate Index is an unmanaged market value-weighted index comprised of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the U.S. bond market as a whole. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

6 | GARTMORE INDEX SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY   CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES     INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                                      CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)               5.75%(2)           None               None               None              None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)              None               5.00%(3)          1.00%(4)            None              None
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                   2.00%              2.00%              2.00%              2.00%             2.00%
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                    0.22%              0.22%              0.22%              0.22%             0.22%
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of sales,
promotions and other distribution
activities, as well as certain
shareholder servicing costs)                0.25%              1.00%              1.00%              0.50%             None
---------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.27%              0.13%              0.13%              0.33%             0.13%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          0.74%              1.35%              1.35%              1.05%             0.35%
---------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                    0.03%              0.03%              0.03%              0.03%             0.03%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                     0.71%              1.32%              1.32%              1.02%             0.32%
---------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class-Class B Shares.

4 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

5 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
     Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.


6 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2006, administrative services fees for Class A shares were 0.14%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


7 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.32% for all share classes until at least February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.82% for Class A shares and 1.07% for Class R shares before the Adviser would be required to further limit the Fund's expenses.

                                                       GARTMORE INDEX SERIES | 7

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares                         $643        $795        $960       $1,438
--------------------------------------------------------------------------------
Class B shares                          634         725         936        1,376
--------------------------------------------------------------------------------
Class C shares                          234         425         736        1,621
--------------------------------------------------------------------------------
Class R shares                          104         331         576        1,280
--------------------------------------------------------------------------------
Institutional Class shares               33         109         193          440
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares*:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $134        $425        $736       $1,376
--------------------------------------------------------------------------------
Class C shares                          134         425         736        1,621
--------------------------------------------------------------------------------

* Expenses paid on the same investment in Class A,Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

8 | GARTMORE INDEX SERIES

SECTION 1 GARTMORE INTERNATIONAL INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the MSCI EAFE Index and in DERIVATIVE instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a MARKET-WEIGHTED INDEX composed of COMMON STOCKS of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative MARKET CAPITALIZATION of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

GARTMORE INDEX SERIES | 9

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                                                     [BAR CHART]

  2000     2001     2002     2003     2004     2005     2006
------------------------------------------------------------
-13.70%  -22.50%  -17.70%   37.00%   19.14%   13.52%   25.63%

BEST QUARTER: 18.94% -2ND QTR OF 2003
WORST QUARTER: -21.10% - 3RD QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                           SINCE
                                                                       INCEPTION
                                          1 YEAR     5 YEARS     (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes               18.44%   12.56%                2.76%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                            17.20%   11.81%                2.18%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares           12.71%   10.65%                2.08%
--------------------------------------------------------------------------------
Class B shares - Before Taxes               19.95%   12.95%                2.93%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)            24.09%   12.91%                2.75%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)            25.63%   13.89%                3.63%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes                                26.16%   14.29%                4.02%
--------------------------------------------------------------------------------
MSCI EAFE Index(4)                          26.86%   15.43%                4.81%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 These returns until the creation of Class C shares (2/14/05) include the previous performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing level of fees applicable to Class C shares.

3 Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.


4 The MSCI EAFE Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


10 | GARTMORE INDEX SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY   CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES     INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                                      CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)               5.75%(2)           None               None               None              None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)              None               5.00%(3)           1.00%(4)           None              None
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                   2.00%              2.00%              2.00%              2.00%             2.00%
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                    0.27%              0.27%              0.27%              0.27%             0.27%
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of sales,
promotions and other distribution
activities, as well as certain
shareholder servicing costs)                0.25%              1.00%              1.00%              0.50%             None
---------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.28%              0.14%              0.14%              0.34%             0.14%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          0.80%              1.41%              1.41%              1.11%             0.41%
---------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                    0.04%              0.04%              0.04%              0.04%             0.04%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                     0.76%              1.37%              1.37%              1.07%             0.37%
---------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class-Class B Shares.

4 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class-Class C Shares.

5 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
     Section 4, Investing with Gartmore Funds: Selling Shares-Exchange and Redemption Fees.

6 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2006, administrative services fees for Class A shares were 0.14%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

7 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.37% for all share classes until at least February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.87% for Class A shares and 1.12% for Class R shares before the Adviser would be required to further limit the Fund's expenses.

                                                      GARTMORE INDEX SERIES | 11

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares                         $648        $812        $990       $1,504
--------------------------------------------------------------------------------
Class B shares                          639         742         967        1,443
--------------------------------------------------------------------------------
Class C shares                          239         442         767        1,687
--------------------------------------------------------------------------------
Class R shares                          109         349         608        1,348
--------------------------------------------------------------------------------
Institutional Class shares               38         128         226          514
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares*:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $139        $442        $767       $1,443
--------------------------------------------------------------------------------
Class C shares                          139         442         767        1,687
--------------------------------------------------------------------------------

* Expenses paid on the same investment in Class A,Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

12 | GARTMORE INDEX SERIES

SECTION 1 GARTMORE MID CAP MARKET INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400 Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the S&P 400 Index and in DERIVATIVE instruments linked to the S&P 400 Index, primarily futures contracts.

The S&P 400 Index is a MARKET-WEIGHTED INDEX composed of approximately 400 COMMON STOCKS of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2006, the MARKET CAPITALIZATIONS of companies in the S&P 400 Index ranged from $500 million to $10.6 billion.

The Fund does not necessarily invest in all of the securities in the S&P 400 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

                                                      GARTMORE INDEX SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                                                     [BAR CHART]

2000     2001     2002     2003     2004     2005     2006
----------------------------------------------------------
18.30%   -1.80%   -15.30%  34.40%   15.58%   11.82%   9.57%

BEST QUARTER: 17.99% - 4TH QTR OF 2001
WORST QUARTER: -16.81% - 3RD QTR OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                           SINCE
                                                                       INCEPTION
                                          1 YEAR     5 YEARS     (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes               3.28%       8.74%              8.55%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                            2.01%       8.08%              7.73%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sale of Shares         3.12%       7.40%              7.10%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)            3.89%       9.09%              8.90%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2),(3)        7.91%       9.36%              8.89%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(4)            9.57%      10.03%              9.47%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes                               10.00%      10.45%              9.95%
--------------------------------------------------------------------------------
S&P 400 Index(5)                           10.32%      10.89%             10.08%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 These returns until the creation of Class B shares (5/25/01) include performance based on the Fund's Class A shares. These returns until the creation of Class C shares (10/22/03) include the previous performance of the Fund's Class A shares for the period through May 24, 2001 and the Fund's Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class B and Class C has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.

3 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

4 Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

5 The S&P 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

14 | GARTMORE INDEX SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY   CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES     INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                                      CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)               5.75%(2)            None              None               None              None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)              None                5.00%(3)          1.00%(4)           None              None
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                   2.00%               2.00%             2.00%              2.00%             2.00%
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                     0.22%               0.22%             0.22%              0.22%             0.22%
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                            0.25%               1.00%             1.00%              0.50%             None
---------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.28%               0.14%             0.14%              0.34%             0.14%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          0.75%               1.36%             1.36%              1.06%             0.36%
---------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                    0.04%               0.04%             0.04%              0.04%             0.04%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                     0.71%               1.32%             1.32%              1.02%             0.32%
---------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

4 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

5 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
     Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

6 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2006, administrative services fees for Class A shares were 0.14%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

7 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.32% for all share classes until at least February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.82% for Class A shares and 1.07% for Class R shares before the Adviser would be required to further limit the Fund's expenses.

                                                      GARTMORE INDEX SERIES | 15

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares                         $643        $797        $964       $1,448
--------------------------------------------------------------------------------
Class B shares                          634         727         941        1,386
--------------------------------------------------------------------------------
Class C shares                          234         427         741        1,632
--------------------------------------------------------------------------------
Class R shares                          104         333         581        1,291
--------------------------------------------------------------------------------
Institutional Class shares               33         112         198          452
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares*:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $134        $427        $741       $1,386
--------------------------------------------------------------------------------
Class C shares                          134         427         741        1,632
--------------------------------------------------------------------------------

* Expenses paid on the same investment in Class A,Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

16 | GARTMORE INDEX SERIES

SECTION 1 GARTMORE S&P 500 INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500(R) Index ("S&P 500 Index").

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the S&P 500 Index and in DERIVATIVE instruments linked to the S&P 500 Index, primarily futures contracts.

The S&P 500 Index is a MARKET-WEIGHTED INDEX composed of approximately 500 COMMON STOCKS of large U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2006, the MARKET CAPITALIZATIONS of companies in the S&P 500 Index ranged from $1.4 billion to $446.9 billion.

The Fund does not necessarily invest in all of the securities in the S&P 500 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - the risk of disproportionately increased losses and reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

If the value of the Fund's investments goes down, you may lose money.

                                                      GARTMORE INDEX SERIES | 17

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - LOCAL FUND SHARES
(YEARS ENDED DECEMBER 31)

                                                                     [BAR CHART]

1999     2000     2001     2002     2003     2004     2005     2006
20.10%   -9.40%   -12.40%  -22.50%  28.30%   10.58%   4.65%    15.52%

BEST QUARTER: 15.21% - 2ND QTR OF 2003
WORST QUARTER: -17.36% - 3RD QTR OF 2002

18 | GARTMORE INDEX SERIES

After-tax returns are shown in the table for Local Fund shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                           SINCE
                                                                       INCEPTION
                                          1 YEAR     5 YEARS     (JULY 24, 1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)            8.69%       4.41%              3.03%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)            9.54%       4.57%              3.18%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3),(4)       13.50%       4.90%              3.18%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)           15.52%       5.86%              3.91%
--------------------------------------------------------------------------------
Service Class shares - Before Taxes(2)     15.15%       5.52%              3.58%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)                            15.37%       5.69%              3.76%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                            15.63%       5.95%              4.04%
--------------------------------------------------------------------------------
Local Fund shares - Before Taxes           15.52%       5.86%              3.91%
--------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions                              15.15%       5.52%              3.52%
--------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions and Sale of Shares           10.51%       4.95%              3.20%
--------------------------------------------------------------------------------
S&P 500 Index(5)                           15.79%       6.19%              4.47%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 These returns for the period prior to the creation of a particular class are based on the previous performance of the Fund's Local Fund shares. These returns were achieved prior to the creation of Class A, Class B and Institutional Class shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Institutional Class, Service Class and Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

3 These returns until the creation of Class C shares (10/22/03) are based on the previous performance of the Fund's Local Fund shares for the period through December 28, 1999 and the Fund's Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class C shares; if these fees were reflected, the performance for Class C shares would have been lower.

4 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

5 Class R shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund's Local Fund shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index that measures the performance of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                      GARTMORE INDEX SERIES | 19

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                        SERVICE    INSTITUTIONAL    INSTITUTIONAL    LOCAL
(PAID DIRECTLY              CLASS A    CLASS B    CLASS C    CLASS R    CLASS      SERVICE CLASS    CLASS            FUND
FROM YOUR INVESTMENT)(1)    SHARES     SHARES     SHARES     SHARES     SHARES     SHARES           SHARES           SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of offering
price)                         5.75% (2)   None       None       None       None             None             None      None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price, whichever
is less)                       None       5.00%(3)   1.00%(4)   None       None             None             None      None
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of
amount redeemed or
exchanged)(5)                  2.00%      2.00%      2.00%      2.00%      2.00%            2.00%            2.00%     2.00%
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's
investments
professionally managed)        0.13%      0.13%      0.13%      0.13%      0.13%            0.13%            0.13%     0.13%
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)               0.25%      1.00%      1.00%      0.50%      0.15%            None             None      0.07%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)              0.14%      0.13%      0.13%      0.33%      0.38%            0.38%            0.13%     0.13%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.52%      1.26%      1.26%      0.96%      0.66%            0.51%            0.26%     0.33%
---------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)       0.03%      0.03%      0.03%      0.03%      0.03%            0.03%            0.03%     0.03%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)                0.49%      1.23%      1.23%      0.93%      0.63%            0.48%            0.23%     0.30%
---------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

4 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

5 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
     Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.



6 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R,Service Class and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Service Class and Institutional Service Class shares were 0.01%, 0.25% and 0.25%,respectively. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class A and Class R shares because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


7 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.23% for all share classes until at least February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.73% for Class A shares and 0.98% for Class R shares before the Adviser would be required to further limit the Fund's expenses.

20 | GARTMORE INDEX SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares                         $622        $729        $846       $1,187
--------------------------------------------------------------------------------
Class B shares                          625         697         889        1,219
--------------------------------------------------------------------------------
Class C shares                          225         397         689        1,520
--------------------------------------------------------------------------------
Class R shares                           95         303         528        1,175
--------------------------------------------------------------------------------
Service Class shares                     64         208         365          820
--------------------------------------------------------------------------------
Institutional Service Class shares       49         161         282          638
--------------------------------------------------------------------------------
Institutional Class shares               24          81         143          328
--------------------------------------------------------------------------------
Local Fund shares                        31         103         182          415
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares*:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $125        $397        $689       $1,219
--------------------------------------------------------------------------------
Class C shares                          125         397         689        1,520
--------------------------------------------------------------------------------

* Expenses paid on the same investment in Class A,Class R, Institutional Service Class, Service Class, Institutional Class and Local Fund shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                      GARTMORE INDEX SERIES | 21

SECTION 1 GARTMORE SMALL CAP INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Russell 2000(R) Index ("Russell 2000 Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the Russell 2000 Index and in DERIVATIVE instruments linked to the Russell 2000 Index, primarily futures contracts.

The Russell 2000 Index is a MARKET-WEIGHTED INDEX composed of approximately 2,000 COMMON STOCKS of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of January 31, 2007, the MARKET CAPITALIZATIONS of companies in the Russell 2000 Index ranged from $74 million to $3.49 billion.

The Fund does not necessarily invest in all of the securities in the Russell 2000 Index, or in the same weightings. The Fund's portfolio managers choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 Index as a whole.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

22 | GARTMORE INDEX SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Small Cap Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2006. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                                                      [BAR CODE]

1998     1999     2000     2001     2002     2003     2004     2005     2006
------------------------------------------------------------------------------
-2.30%   21.80%   -6.20%   1.70%    -20.90%  45.40%   17.76%   4.34%    17.20%

BEST QUARTER: 22.86% - 2ND QTR OF 2003
WORST QUARTER: -21.16% - 3RD QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                           SINCE
                                                                       INCEPTION
                                          1 YEAR     5 YEARS     (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)           10.43%       9.31%              8.91%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  Distributions(2)                          8.49%       8.35%              8.35%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  and Sale of Shares(2)                     8.18%       7.74%              7.68%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(3)           11.51%       9.63%              9.21%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3),(4)       15.54%       9.95%              9.23%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)           17.20%      10.61%              9.58%
--------------------------------------------------------------------------------
Institutional Class Shares -
  Before Taxes(2)                          17.75%      11.07%              9.93%
--------------------------------------------------------------------------------
Russell 2000 Index(6)                      18.37%      11.39%             10.29%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 These returns until the creation of Class A and Institutional Class shares (12/29/99) are based on the previous performance of the Series, which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. The performance for Class A and Institutional Class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

3 These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001. These returns until the creation of Class C shares (10/22/03) are based on the previous performance of the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund's Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class B and Class C shares has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.

4 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

5 Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

6 The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

GARTMORE INDEX SERIES | 23

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY   CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES     INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                                      CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)               5.75%(2)           None               None               None              None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage of
offering or sale price,
whichever is less)                          None               5.00%(3)           1.00%(4)           None              None
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(5)                            2.00%              2.00%              2.00%              2.00%             2.00%
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                     0.20%              0.20%              0.20%              0.20%             0.20%
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                            0.25%              1.00%              1.00%              0.50%             None
---------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.29%              0.14%              0.14%              0.34%             0.14%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          0.74%              1.34%              1.34%              1.04%             0.34%
---------------------------------------------------------------------------------------------------------------------------

Amount of Fee Waiver/
Expense Reimbursement(7)                    0.04%              0.04%              0.04%              0.04%             0.04%

---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)              0.70%              1.30%              1.30%              1.00%             0.30%
---------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

4 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

5 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
     Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

6 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the fiscal year ended October 31, 2006, administrative services fees for Class A were 0.15%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


7 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.30% for all share classes until at least February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to 0.80% for Class A shares and 1.05% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


24 | GARTMORE INDEX SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares                         $642        $794        $959       $1,437
--------------------------------------------------------------------------------
Class B shares                          632         721         930        1,367
--------------------------------------------------------------------------------
Class C shares                          232         421         730        1,609
--------------------------------------------------------------------------------
Class R shares                          102         327         570        1,267
--------------------------------------------------------------------------------
Institutional Class shares               31         105         187          427
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares*:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $132        $421        $730       $1,367
--------------------------------------------------------------------------------
Class C shares                          132         421         730        1,609
--------------------------------------------------------------------------------

* Expenses paid on the same investment in Class A,Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                      GARTMORE INDEX SERIES | 25

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

MORE ABOUT INDEX FUNDS
None of the Funds attempts to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a "passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that the portfolio turnover and trading costs for each Fund (except Gartmore Bond Index Fund) may be lower than that of an "actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Funds may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each Fund will invest in options, futures and other derivative instruments in the following circumstances:

o    purchases of Fund shares increase;
o    to provide liquidity for redemptions of Fund shares and
o    to keep trading costs low.

In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

Each of the Funds may utilize a "full replication" strategy. However, when the subadviser believes it would be cost efficient or where an index includes a particularly high number of securities, a Fund may deviate from full replication and instead invest in a sampling of stocks in its relevant index using the subadviser's "optimization process". The optimization process is a statistical sampling technique that aims to create a portfolio that has aggregate characteristics, such as average market capitalization and industry weightings, similar to those of the relevant index as a whole, but involves lower transaction costs than would be incurred using a full replication strategy. Each Fund may also purchase securities not included in the relevant index when the subadviser believes it is a cost-efficient way to approximate the performance of the relevant index. If a Fund uses these techniques, it may not track its relevant index as closely as if that Fund were fully replicating the index.

OTHER INVESTMENTS
In addition to the investment strategies described below, the Funds may invest in illiquid securities and repurchase agreements and may lend securities. To maintain liquidity, the Funds also invest in short-term money market instruments that are considered equivalent to cash. These instruments may include obligations of the U.S. government, its agencies or instrumentalities; highly rated bonds or comparable unrated bonds; commercial paper; bank obligations; and repurchase agreements. To the extent that a Fund invests in short-term money market instruments, it generally also invests in options, futures or other derivatives in order to maintain full exposure to its target index, as described above. The Funds do not invest in derivative securities or short-term money market instruments as a defensive strategy to lessen their exposure to common stocks or bonds.

GARTMORE BOND INDEX FUND
The Lehman Aggregate Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. Lehman Brothers selects bonds for the Lehman Aggregate Index based on its criteria for the Index and does not evaluate whether any particular bond is an attractive investment. Lehman Brothers may periodically update the Lehman Aggregate Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

The Gartmore Bond Index Fund may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. Accordingly, the Fund may have a higher portfolio turnover rate than the other Funds.

All debt obligations purchased are determined to be within the top four categories by a rating agency at the time of investment. Fund management monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations.

The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.

26 | GARTMORE INDEX SERIES

The Fund may also enter into "dollar rolls", in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund will not receive principal and interest payments.

The Fund may also enter into standby commitment agreements in which the Fund is committed, for a certain period of time, to buy a stated amount of a fixed-income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether or not the security is issued.

GARTMORE INTERNATIONAL INDEX FUND
The MSCI EAFE Index is composed of equity securities of larger capitalization companies from various industries whose primary trading markets are in developed markets outside the United States. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country's relative market capitalization.

Morgan Stanley Capital International Limited ("Morgan Stanley") chooses the stocks in the MSCI EAFE Index based on factors including market capitalization, trading activity and the overall mix of industries represented in the Index. The MSCI EAFE Index is generally considered to broadly represent the performance of international stocks. Morgan Stanley selects stocks for the MSCI EAFE Index based on criteria for the Index and does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may periodically update the MSCI EAFE Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

GARTMORE MID CAP MARKET INDEX FUND
The S&P 400 Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's selects the stocks in the S&P 400 Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 400 Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror those changes.

GARTMORE S&P 500 INDEX FUND
The S&P 500 Index is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 Index is generally considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence. Standard & Poor's selects stocks for the S&P 500 Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 500 Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

GARTMORE SMALL CAP INDEX FUND
The Russell 2000 Index is composed of common stocks of small- cap U.S. companies; it includes the smallest 2,000 companies in the Russell 3000(R) Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization. The Russell 2000 Index is generally considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Frank Russell Company selects stocks for the Russell 2000 Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. The Frank Russell Company updates the Russell 2000 Index once annually, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the Index until the annual update.

                                                      GARTMORE INDEX SERIES | 27

ADDITIONAL RISKS APPLICABLE TO ALL FUNDS
DERIVATIVES RISK is the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways.

The Funds may invest in derivatives, primarily futures and options.

Derivatives investing involves several different risks, including the risks that:

o the other party in the derivatives contract may fail to fulfill its obligations;
o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;
o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and
o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

BORROWING RISK - Each of the Funds may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

ADDITIONAL RISKS APPLICABLE TO GARTMORE BOND INDEX FUND
DOLLAR ROLLS RISK - the market value of securities the Fund is committed to buy may decline below the price of the securities it has sold. These transactions involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

EVENT RISK - a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of a company's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

FOREIGN GOVERNMENT DEBT SECURITIES RISK - a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put economic reforms required by the International Monetary Fund into place. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates,
o    the Federal Home Loan Banks,
o    the Federal National Mortgage Association ("FNMA"),
o    the Federal Home Loan Mortgage Corporation ("FHLMC") and
o    the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

28 | GARTMORE INDEX SERIES

ADDITIONAL RISKS APPLICABLE TO GARTMORE BOND INDEX FUND
AND GARTMORE INTERNATIONAL INDEX FUND
FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o    political and economic instability;
o    the impact of currency exchange rate fluctuations;
o    reduced information about issuers;
o    higher transaction costs;
o    less stringent regulatory and accounting standards and
o    delayed settlement.

Additional risks include that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Gartmore Bond Index Fund may invest in foreign securities to the extent that foreign securities are present in the Lehman Aggregate Index. The Lehman Aggregate Index may also include a portion of foreign securities. The Fund will invest only in U.S. dollar-denominated foreign securities.

ADDITIONAL RISKS APPLICABLE TO GARTMORE MID CAP MARKET
INDEX FUND AND GARTMORE SMALL CAP INDEX FUND
MID-CAP AND SMALL-CAP RISK - Investments in mid-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent a Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.

ADDITIONAL RISKS APPLICABLE TO ALL FUNDS EXCEPT GARTMORE
BOND INDEX FUND
STOCK MARKET RISK - The Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o    corporate earnings;
o    production;
o    management;
o    sales and
o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, a Fund may invest without limit in cash or money market cash equivalents, including:

o    short-term U.S. government securities;
o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;
o    prime quality commercial paper;
o repurchase agreements covering any of the securities in which the Fund may invest directly and
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                      GARTMORE INDEX SERIES | 29

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser. The Adviser manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. The Adviser was organized in 1999 as an investment adviser for mutual funds. The Adviser is part of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company.

On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of the Adviser, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase the Adviser (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with the Adviser. The purchase of the Adviser by NFS may be deemed to constitute a change of control, terminating the Adviser's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with the Adviser with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with the Adviser are subject to the approval of the Fund's respective shareholders. The sale of the Adviser to NFS currently is anticipated to close during the second quarter of 2007.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

Each Fund pays the Adviser a management fee based on each Fund's average daily net assets. The total management fee paid by the Funds,including the fee paid to the subadviser,for the fiscal year ended October 31, 2006, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

FUND                                                  ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                                   0.22%
--------------------------------------------------------------------------------
Gartmore International Index Fund                                          0.27%
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                                         0.22%
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                                                0.13%
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                                              0.20%
--------------------------------------------------------------------------------

The total annual advisory fees (as a percentage of average daily net assets) that can be paid to the Adviser and Subadviser (as defined below) are as follows:

                                                        ADVISORY     SUBADVISORY
FUND                                    ASSETS               FEE             FEE
--------------------------------------------------------------------------------
Gartmore Bond
Index Fund               $0 up to $1.5 billion              0.22%          0.08%
--------------------------------------------------------------------------------
                 $1.5 billion up to $3 billion              0.21%          0.06%
--------------------------------------------------------------------------------
                           $3 billion and more              0.20%          0.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gartmore International
Index Fund               $0 up to $1.5 billion              0.27%          0.11%
--------------------------------------------------------------------------------
                 $1.5 billion up to $3 billion              0.26%         0.085%
--------------------------------------------------------------------------------
                           $3 billion and more              0.25%         0.075%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gartmore Mid Cap
Market Index Fund        $0 up to $1.5 billion              0.22%         0.075%
--------------------------------------------------------------------------------
                 $1.5 billion up to $3 billion              0.21%         0.060%
--------------------------------------------------------------------------------
                          $3 billion and more               0.20%         0.050%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gartmore S&P 500
Index Fund(1)            $0 up to $1.5 billion              0.13%         0.020%
--------------------------------------------------------------------------------
                 $1.5 billion up to $3 billion              0.12%         0.015%
--------------------------------------------------------------------------------
                 $3 billion up to $4.5 billion              0.11%        0.0125%
--------------------------------------------------------------------------------
                         $4.5 billion and more              0.10%          0.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gartmore Small Cap
Index Fund               $0 up to $1.5 billion              0.20%          0.07%
--------------------------------------------------------------------------------
                 $1.5 billion up to $3 billion              0.19%          0.06%
--------------------------------------------------------------------------------
                           $3 billion and more              0.18%          0.05%
--------------------------------------------------------------------------------

1 Effective May 1, 2006, an additional breakpoint was implemented for the Gartmore S&P 500 Index Fund as shown in this chart.

A discussion regarding the basis for the Board of Trustees annual re-approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from November 1, 2006 to April 30, 2007.

SUBADVISER

Subject to the supervision of the Adviser and the Board of Trustees, BlackRock Investment Management, LLC ("BlackRock"), 800 Scudder Mills Road, Plainsboro, New Jersey 08536, is the Funds' subadviser and manages each Fund's assets in accordance with its investment objective and strategies. BlackRock makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

The Adviser pays BlackRock a subadvisory fee out of its management fee. The Adviser paid BlackRock an annual subadvisory fee for the fiscal year ended October 31, 2006, based on each Fund's average daily net assets, as follows:

FUND                                                                         FEE
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                                   0.08%
--------------------------------------------------------------------------------
Gartmore International Index Fund                                          0.11%
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                                         0.08%
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                                                0.02%
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                                              0.07%
--------------------------------------------------------------------------------

30 | GARTMORE INDEX SERIES

PORTFOLIO MANAGEMENT

GARTMORE BOND INDEX FUND

The Gartmore Bond Index Fund is managed by a team comprised of Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips. This team is responsible for the day-to-day management of the Fund's investments.

Keith Anderson is a Vice Chairman and member of the Executive and Management Committees of BlackRock. Mr. Anderson is BlackRock's Chief Investment Officer for Fixed Income. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Anderson has been with BlackRock since 1988.

Scott Amero is a Managing Director of BlackRock and co-head of BlackRock's fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips has been a Managing Director of BlackRock since 1999 and a portfolio manager therewith since 1995. Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is a Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios.

GARTMORE INTERNATIONAL INDEX FUND, GARTMORE
MID CAP MARKET INDEX FUND, GARTMORE S&P 500
Index Fund and Gartmore Small Cap Index Fund

Each Fund is managed by Debra L. Jelilian and Jeffrey L. Russo, CFA, who are members of the Quantitative Index Management Team. Ms. Jelilian and Mr. Russo are jointly responsible for the day-to-day management of each Fund's portfolio and each is responsible for the selection of each Fund's investments.

Ms. Jelilian is a Director of BlackRock, which she joined in 2006. Prior to joining BlackRock, Ms. Jelilian was a Director of Fund Asset Management, L.P. from 1999 to 2006, and has been a member of the Funds' management team since 2000. Ms. Jelilian has 14 years experience in investing and in managing index investments.

Mr. Russo is a Director of BlackRock, which he joined in 2006. Prior to joining BlackRock, Mr. Russo was a Director of Fund Asset Management, L.P. from 2004 to 2006, and was a Vice President thereof from 1999 to 2004. He has been a member of the Funds' management team since 2000. Mr. Russo has 11 years experience as a portfolio manager and trader.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a nonaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new non-affiliated subadviser is hired for any of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to any subadvised Funds:

o    initial due diligence on prospective Fund subadvisers;
o monitoring subadviser performance, including ongoing analysis and periodic consultations;
o communicating performance expectations and evaluations to the subadvisers and
o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend the hiring of a subadviser, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.

                                                      GARTMORE INDEX SERIES | 31

SECTION 4 INVESTING WITH GARTMORE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o    which share classes are available to you;
o    how long you expect to own your shares;
o    how much you intend to invest;
o    total costs and expenses associated with a particular share class and
o    whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table to the rightcompares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class, Service Class, Local Fund and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class, Service Class, Local Fund and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES                           POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge                        A front-end sales charge means
up to 5.75%                                     that a portion of your initial
                                                investment goes toward the sales
                                                charge and is not invested.

Annual service and/or                         Reduction and waivers of sales
12b-1 fee of 0.25%                              charges may be available.

Administrative services                       Total annual operating expenses
fee up to 0.25%                                 are lower than Class B and
                                                Class C expenses, which means
                                                higher dividends and/or net
                                                asset value ("NAV") per share.

                                              No conversion feature.

                                              No maximum investment amount.

--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                              No front-end sales charge means
                                                your full investment immediately
                                                goes toward buying shares.
                                              No reduction of CDSC, but waivers
                                                may be available.

                                              The CDSC declines 1% in most years
                                                to zero after six years.

Annual service and/or                         Total annual operating expenses
12b-1 fee of 1.00%                              are higher than Class A
No administrative                               expenses, which means lower
services fee                                    dividends and/or NAV per share.

                                              Automatic conversion to Class A
                                                shares after seven years, which
                                                means lower annual expenses in
                                                the future.

                                              Maximum investment amount of
                                                $100,000. Larger investments may
                                                be rejected.

--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                                 No front-end sales charge means
                                                your full investment immediately
                                                goes toward buying shares.

                                              No reduction of CDSC, but waivers
                                                may be available.

                                              The CDSC declines to zero after
                                                one year.

Annual service and/or                         Total annual operating expenses
12b-1 fee of 1.00%                              are higher than Class A
No administrative                               expenses, which means lower
services fee                                    dividends and/or NAV per share.

                                              No conversion feature.

                                              Maximum investment amount of
                                                $1,000,000 (1) Larger
                                                investments may be rejected.
--------------------------------------------------------------------------------

1    This limit was calculated based on a one-year holding period.


32 | GARTMORE INDEX SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

                           SALES CHARGE AS A
                             PERCENTAGE OF
                       --------------------------           DEALER
                                       NET AMOUNT    COMMISSION AS
AMOUNT OF              OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                  PRICE   (APPROXIMATELY)   OFFERING PRICE
------------------------------------------------------------------
Less than $50,000          5.75%             6.10%            5.00%
------------------------------------------------------------------
$50,000 to $99,999         4.75              4.99             4.00
------------------------------------------------------------------
$100,000 to $249,999       3.50              3.63             3.00
------------------------------------------------------------------
$250,000 to $499,999       2.50              2.56             2.00
------------------------------------------------------------------
$500,000 to $999,999       2.00              2.04             1.75
------------------------------------------------------------------
$1 million or more         None              None             None
------------------------------------------------------------------

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nwdfunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.
o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.
o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.
o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Gartmore Distribution Services, Inc. (the "Distributor") to waive sales charges;
o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker- dealer that has a dealer/selling agreement with the Distributor;
o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares (Class D shares are offered by other Gartmore Funds, but not these Funds);
o    retirement plans;
o investment advisory clients of the Adviser, Gartmore SA Capital Trust and their affiliates and
o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

                                                      GARTMORE INDEX SERIES | 33

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class B or Class C shares purchased through reinvested dividends or distributions;
o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;
o Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;
o mandatory withdrawals of Class B or Class C shares from traditional IRA accounts after age 701/2 and for other required distributions from retirement accounts and
o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years. If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                         7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%        1%        0%

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

34 | GARTMORE INDEX SERIES

--------------------------------------------------------------------------------

SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R, Institutional Service Class, Institutional Class, Service Class and Local Fund shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o    the level of distribution and administrative services the plan requires;
o    the total expenses of the share class and
o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares are available to retirement plans including:

o    401(k) plans;
o    457 plans;
o    403(b) plans;
o    profit sharing and money purchase pension plans;
o    defined benefit plans;
o    non-qualified deferred compensation plans and
o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE TO:

o    institutional non-retirement accounts;
o    traditional and Roth IRAs;
o    Coverdell Education Savings Accounts;
o    SEPs and SAR-SEPs;
o    SIMPLE IRAs;
o    one-person Keogh plans;
o    individual 403(b) plans or
o    529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;
o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or
o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o    funds of funds offered by the Distributor or other affiliates of the Funds;
o retirement plans for which no third-party administrator receives compensation from the Funds;
o institutional advisory accounts of the Adviser or its affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;
o rollover individual retirement accounts from such institutional advisory accounts;
o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;
o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or
o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

                                                      GARTMORE INDEX SERIES | 35

SERVICE CLASS SHARES

Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;
o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Funds for providing services or
o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

LOCAL FUND SHARES

Local Fund shares are sold to funds of funds (mutual funds investing primarily in other mutual funds).

SALES CHARGES AND FEES

SALES CHARGES
Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES
Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, Service Class and Local Fund shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R, Service Class and Local Fund shares pay the Distributor annual amounts not exceeding the following:

CLASS                                    AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                           0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                           1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                           1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                           0.50% (0.25% of which may be either
                                         a distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares                     0.15% (distribution or service fee)
--------------------------------------------------------------------------------
Local Fund shares                        0.07% (service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES
Class A, Class R, Service Class and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A, Class R and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R, Service Class and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R, Service Class and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING
The Adviser and/or its affiliates (collectively, "NWD Investments") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NWD Investments' own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor

36 | GARTMORE INDEX SERIES
these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NWD Investments, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NWD Investments.

In addition to the revenue sharing payments described above, NWD Investments may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o    the Distributor and other affiliates of the Adviser;
o    broker-dealers;
o    financial institutions and
o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m.
Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o    make transactions;
o    hear fund price information and
o    obtain mailing and wiring instructions.

INTERNET Go to WWW.NWDFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o    download Fund prospectuses;
o    obtain information on the Gartmore Funds;
o    access your account information and
o    request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus,
Ohio 43218-2205.


BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus,
Ohio 43219.

BY FAX 614-428-3278.


                                                      GARTMORE INDEX SERIES | 37

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's net asset value (NAV) to receive that day's NAV.


HOW TO BUY SHARES                                                HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.     *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND          60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                              **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                      "MEDALLION SIGNATURE GUARANTEE" BELOW.


THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has          THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial           relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase,            intermediaries who are authorized to accept purchase,
exchange and redemption orders for the Funds. Your               exchange and redemption orders for the Funds. Your
transaction is processed at the NAV next calculated after        transaction is processed at the NAV next calculated after
the Funds' agent or an authorized intermediary receives your     the Funds' agent or an authorized intermediary receives your
order in proper form.                                            order in proper form.
-----------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made      BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S.         mailing or faxing a letter to Gartmore Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT        must include your account number(s) and the name(s) of the
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,     Fund(s) you wish to exchange from and to. The letter must be
CREDIT CARD CHECKS OR MONEY ORDERS.                              signed by all account owners. We reserve the right to
                                                                 request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges       BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The          unless you decline this option on your application. The
Funds follow procedures to confirm that telephone                Funds follow procedures to confirm that telephone
instructions are genuine and will not be liable for any          instructions are genuine and will not be liable for any
loss, injury, damage or expense that results from executing      loss, injury, damage or expense that results from executing
such instructions. The Funds may revoke telephone privileges     such instructions. The Funds may revoke telephone privileges
at any time, without notice to shareholders.                     at any time, without notice to shareholders. For
                                                                 redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                 ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                 payable to the shareholder(s) of record will be mailed to
                                                                 the address of record.

                                                                 The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore           ON-LINE. Transactions may be made through the Gartmore
Funds' website.  However, the Funds may discontinue on-line      Funds' website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by           BY BANK WIRE. The Funds can wire the proceeds of your
federal funds wire to the Funds' custodian bank. (The            redemption directly to your account at a commercial bank. A
authorization will be in effect unless you give the Funds        voided check must be attached to your application. (The
written notice of its termination.)                              authorization will be in effect unless you give the Funds
                                                                 written notice of its termination.)
o    if you choose this method to open a new account, you        o    your proceeds typically will be wired to your bank on
     must call our toll- free number before you wire your             the next business day after your order has been
     investment and arrange to fax your completed                     processed.
     application.                                                o    Gartmore Funds deducts a $20 service fee from the
o    your bank may charge a fee to wire funds.                        redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to          o    your financial institution may also charge a fee for
     receive the current day's NAV.                                   receiving the wire.
                                                                 o    funds sent outside the U.S. may be subject to higher
                                                                      fees.

                                                                 BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your             BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Gartmore Funds' account with proceeds from your bank via ACH     can be sent to your bank via ACH on the second business day
on the second business day after your purchase order has         after your order has been processed. A voided check must be
been processed. A voided check must be attached to your          attached to your application. Money sent through ACH should
application. Money sent through ACH typically reaches            reach your bank in two business days. There is no fee for
Gartmore Funds from your bank in two business days. There is     this service. (The authorization will be in effect unless
no fee for this service. (The authorization will be in           you give the Funds written notice of its termination.)
effect unless you give the Funds written notice of its
termination.)                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement     RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans      plan administrator regarding transactions. Retirement plans
or their administrators wishing to conduct transactions          or their administrators wishing to conduct transactions
should call our toll-free number. Eligible entities or           should call our toll-free number. Eligible entities or
individuals wishing to conduct transactions in Institutional     individuals wishing to conduct transactions in Institutional
Service Class or Institutional Class shares should call our      Service Class or Institutional Class shares should call our
toll-free number.                                                toll-free number.

38 | GARTMORE INDEX SERIES

BUYING SHARES

SHARE PRICE
The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.
o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o    New Year's Day
o    Martin Luther King, Jr. Day
o    Presidents' Day
o    Good Friday
o    Memorial Day
o    Independence Day
o    Labor Day
o    Thanksgiving Day
o    Christmas Day
o    Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                      GARTMORE INDEX SERIES | 39

MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                              $1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
To open an account                                            $25,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

LOCAL FUND SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker- dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o    name;
o    date of birth (for individuals);
o residential or business street address (although post office boxes are still permitted for mailing) and
o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross- referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.
o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

40 | GARTMORE INDEX SERIES

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o    both accounts have the same registration;
o your first purchase in the new fund meets its minimum investment requirement and
o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund).

EXCHANGES INTO GARTMORE MONEY MARKET FUND


You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM
You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o    trading is restricted or
o    an emergency exists (as determined by the Securities and Exchange
     Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o    is engaged in excessive trading or
o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

                                                      GARTMORE INDEX SERIES | 41

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.
--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of a Fund in any of the following instances:

o    your account address has changed within the last 15 calendar days;
o the redemption check is made payable to anyone other than the registered shareholder;
o    the proceeds are mailed to any address other than the address of record or
o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

42 | GARTMORE INDEX SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or redemptions and repurchases of Gartmore Funds within a short time period) may:

o    disrupt portfolio management strategies;
o    increase brokerage and other transaction costs and
o    negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY
The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and
o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o    an exchange equaling 1% or more of a Fund's NAV may be rejected and
o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION
The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore Funds: Buying Shares-Share Price.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

                                                      GARTMORE INDEX SERIES | 43

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose exchange and redemption fees on certain funds if you redeem or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o    shares redeemed or exchanged under regularly scheduled withdrawal plans;
o    shares purchased through reinvested dividends or capital gains;
o shares redeemed (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;
o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;
o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or
o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o    broker wrap fee and other fee-based programs;
o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and
o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund for less than the minimum holding period listed below:

                                                                         MINIMUM
                                                    EXCHANGE/     HOLDING PERIOD
FUND                                           REDEMPTION FEE    (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                       2.00%                 90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                          2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                 2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                    2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                  2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Technology and
  Communications Fund                                   2.00%                 90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                          2.00%                 90
--------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund                        2.00%                 90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                      2.00%                 90
--------------------------------------------------------------------------------
Gartmore Market Neutral Fund                            2.00%                 90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                          2.00%                 90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                            2.00%                 90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                    2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                 2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Core Fund                            2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Growth
  Opportunities Fund                                    2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                         2.00%                 90
--------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                           2.00%                 90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
  Long-Short Fund                                       2.00%                 90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                       2.00%                 90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                         2.00%                 90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                 90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                    2.00%                 30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                           2.00%                 30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                2.00%                 30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                        2.00%                 30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                       2.00%                 30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                      2.00%                  7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                2.00%                  7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                           2.00%                  7
--------------------------------------------------------------------------------
Gartmore International Index Fund                       2.00%                  7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                      2.00%                  7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                             2.00%                  7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                       2.00%                  7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                           2.00%                  7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                           2.00%                  7
--------------------------------------------------------------------------------

44 | GARTMORE INDEX SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;
o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;
o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;
o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and
o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gains distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

                                                      GARTMORE INDEX SERIES | 45

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND
OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

46 | GARTMORE INDEX SERIES

SECTION 6 GARTMORE BOND INDEX FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been inoperation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that aninvestor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited byPricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------

                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
---------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002     $10.93        0.47         0.05        0.52
Year Ended October 31, 2003     $10.96        0.34         0.09        0.43
Year Ended October 31, 2004     $10.98        0.36         0.17        0.53
Year Ended October 31, 2005     $11.13        0.41        (0.34)       0.07
Year Ended October 31, 2006     $10.77        0.44         0.04        0.48
---------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002     $10.93        0.41         0.05        0.46
Year Ended October 31, 2003     $10.96        0.29         0.07        0.36
Year Ended October 31, 2004     $10.98        0.30         0.17        0.47
Year Ended October 31, 2005     $11.13        0.33        (0.33)          -
Year Ended October 31, 2006     $10.77        0.38         0.04        0.42
---------------------------------------------------------------------------

CLASS C SHARES
Period Ended
October 31, 2006 (f)            $10.68        0.23         0.13        0.36
---------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002     $10.92        0.52         0.05        0.57
Year Ended October 31, 2003     $10.95        0.39         0.09        0.48
Year Ended October 31, 2004     $10.98        0.41         0.17        0.58
Year Ended October 31, 2005     $11.13        0.45        (0.34)       0.11
Year Ended October 31, 2006     $10.77        0.48         0.03        0.51
---------------------------------------------------------------------------

                                         DISTRIBUTIONS
----------------------------------------------------------------------------





                                    NET       NET                  NET ASSET
                             INVESTMENT  REALIZED          TOTAL  VALUE, END         TOTAL
                                 INCOME     GAINS  DISTRIBUTIONS   OF PERIOD     RETURN(A)
----------------------------------------------------------------------------    -----------
CLASS A SHARES
Year Ended October 31, 2002       (0.48)    (0.01)         (0.49)     $10.96         5.01%
Year Ended October 31, 2003       (0.40)    (0.01)         (0.41)     $10.98         3.96%
Year Ended October 31, 2004       (0.38)        -          (0.38)     $11.13         4.94%
Year Ended October 31, 2005       (0.42)    (0.01)         (0.43)     $10.77         0.56%
Year Ended October 31, 2006       (0.44)        -          (0.44)     $10.81         4.59%
----------------------------------------------------------------------------    -----------

CLASS B SHARES
Year Ended October 31, 2002       (0.42)    (0.01)         (0.43)     $10.96         4.38%
Year Ended October 31, 2003       (0.33)    (0.01)         (0.34)     $10.98         3.34%
Year Ended October 31, 2004       (0.32)        -          (0.32)     $11.13         4.32%
Year Ended October 31, 2005       (0.35)    (0.01)         (0.36)     $10.77        (0.04%)
Year Ended October 31, 2006       (0.38)        -          (0.38)     $10.81         3.96%
-----------------------------------------------------------------------------   -----------

CLASS C SHARES
Period Ended
October 31, 2006 (f)              (0.23)        -          (0.23)     $10.81         3.43%(d)
----------------------------------------------------------------------------    -----------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002       (0.53)    (0.01)         (0.54)     $10.95         5.46%
Year Ended October 31, 2003       (0.44)    (0.01)         (0.45)     $10.98         4.47%
Year Ended October 31, 2004       (0.43)        -          (0.43)     $11.13         5.36%
Year Ended October 31, 2005       (0.46)    (0.01)         (0.47)     $10.77         0.97%
Year Ended October 31, 2006       (0.48)        -          (0.48)     $10.80         4.91%
----------------------------------------------------------------------------    -----------

                                                                  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                               RATIO         RATIO OF        INVESTMENT
                                                                OF NET       EXPENSES        INCOME (LOSS)
                                                              INVESTMENT    (PRIOR TO        (PRIOR TO
                                   NET ASSETS    RATIO OF        INCOME     REIMBURSE-       REIMBURSE-
                                    AT END OF    EXPENSES     (LOSS) TO      MENTS) TO        MENTS) TO
                                     PERIOD     TO AVERAGE       AVERAGE    AVERAGE NET      AVERAGE NET    PORTFOLIO
                                     (000S)     NET ASSETS    NET ASSETS      ASSETS(b)        ASSETS(b)    TURNOVER(c)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002       $   38,447       0.72%         4.29%          0.84%            4.17%         124.75%
Year Ended October 31, 2003       $   42,292       0.71%         3.07%          0.82%            2.96%         139.66%
Year Ended October 31, 2004       $   40,757       0.71%         3.25%          0.77%            3.19%         151.56%
Year Ended October 31, 2005       $   42,126       0.71%         3.74%          0.77%            3.69%         153.31%
Year Ended October 31, 2006       $   44,444       0.71%         4.15%          0.75%            4.11%         113.91%
----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002       $       28       1.33%         3.69%          1.44%            3.58%         124.75%
Year Ended October 31, 2003       $      256       1.31%         2.10%          1.41%            2.00%         139.66%
Year Ended October 31, 2004       $      457       1.31%         2.70%          1.37%            2.65%         151.56%
Year Ended October 31, 2005       $      218       1.31%         3.18%          1.37%            3.09%         153.31%
Year Ended October 31, 2006       $      181       1.32%         3.56%          1.36%            3.52%         113.91%
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended
October 31, 2006 (f)          d)  $        5       1.31%(e)      3.73%(e)       1.38%(e)         3.66%(e)      113.91%
----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002       $  185,141       0.31%         4.67%          0.45%            4.53%         124.75%
Year Ended October 31, 2003       $  481,326       0.31%         3.34%          0.42%            3.23%         139.66%
Year Ended October 31, 2004       $  952,042       0.31%         3.69%          0.37%            3.63%         151.56%
Year Ended October 31, 2005       $1,470,683       0.31%         4.14%          0.37%            4.09%         153.31%
Year Ended October 31, 2006       $2,036,325       0.32%         4.57%          0.36%            4.53%         113.91%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  Not annualized.
(e)  Annualized
(f) For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

                                                      GARTMORE INDEX SERIES | 47

SECTION 6 GARTMORE INTERNATIONAL INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                               INVESTMENT ACTIVITIES
----------------------------------------------------------------------------

                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
----------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002      $6.37        0.08        (1.06)      (0.98)
Year Ended October 31, 2003      $5.31        0.09         1.25        1.34
Year Ended October 31, 2004      $6.55        0.10         1.07        1.17
Year Ended October 31, 2005      $7.63        0.16         1.18        1.34
Year Ended October 31, 2006      $8.69        0.16         2.11        2.27
----------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002      $6.32        0.03        (1.04)      (1.01)
Year Ended October 31, 2003      $5.26        0.06         1.24        1.30
Year Ended October 31, 2004      $6.48        0.06         1.05        1.11
Year Ended October 31, 2005      $7.54        0.08         1.19        1.27
Year Ended October 31, 2006      $8.57        0.13         2.05        2.18
----------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005(d) $8.27        0.09         0.19        0.28
Year Ended October 31, 2006      $8.44        0.11         2.04        2.15
----------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002      $6.37        0.09        (1.04)      (0.95)
Year Ended October 31, 2003      $5.32        0.11         1.25        1.36
Year Ended October 31, 2004      $6.56        0.12         1.08        1.20
Year Ended October 31, 2005      $7.64        0.18         1.19        1.37
Year Ended October 31, 2006      $8.70        0.22         2.09        2.31
----------------------------------------------------------------------------


                                        DISTRIBUTIONS
----------------------------------------------------------------------------





                                   NET       NET                  NET ASSET
                            INVESTMENT  REALIZED          TOTAL  VALUE, END         TOTAL
                                INCOME     GAINS  DISTRIBUTIONS   OF PERIOD     RETURN(a)
----------------------------------------------------------------------------    ----------
CLASS A SHARES
Year Ended October 31, 2002      (0.08)        -          (0.08)     $ 5.31       (15.65%)
Year Ended October 31, 2003      (0.10)        -          (0.10)     $ 6.55        25.51%
Year Ended October 31, 2004      (0.09)        -(g)       (0.09)     $ 7.63        18.01%
Year Ended October 31, 2005      (0.20)    (0.08)         (0.28)     $ 8.69        17.83%
Year Ended October 31, 2006      (0.12)    (0.25)         (0.37)     $10.59        26.89%
----------------------------------------------------------------------------    ----------

CLASS B SHARES
Year Ended October 31, 2002      (0.05)        -          (0.05)     $ 5.26       (16.12%)
Year Ended October 31, 2003      (0.08)        -          (0.08)     $ 6.48        24.88%
Year Ended October 31, 2004      (0.05)        -(g)       (0.05)     $ 7.54        17.21%
Year Ended October 31, 2005      (0.16)    (0.08)         (0.24)     $ 8.57        17.17%
Year Ended October 31, 2006      (0.08)    (0.25)         (0.33)     $10.42        25.98%
----------------------------------------------------------------------------    ----------

CLASS C SHARES
Period Ended
October 31, 2005(d)              (0.11)        -          (0.11)     $ 8.44         3.63%(e)
Year Ended October 31, 2006      (0.09)    (0.25)         (0.34)     $10.25        26.06%
----------------------------------------------------------------------------    ----------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002      (0.10)        -          (0.10)     $ 5.32       (15.20%)
Year Ended October 31, 2003      (0.12)        -          (0.12)     $ 6.56        25.90%
Year Ended October 31, 2004      (0.12)        -(g)       (0.12)     $ 7.64        18.43%
Year Ended October 31, 2005      (0.23)    (0.08)         (0.31)     $ 8.70        18.26%
Year Ended October 31, 2006      (0.15)    (0.25)         (0.40)     $10.61        27.32%
----------------------------------------------------------------------------    ----------

                                                                 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                               RATIO       RATIO OF       INVESTMENT
                                                              OF NET       EXPENSES    INCOME (LOSS)
                                                          INVESTMENT      (PRIOR TO        (PRIOR TO
                                NET ASSETS    RATIO OF        INCOME     REIMBURSE-       REIMBURSE-
                                 AT END OF    EXPENSES     (LOSS) TO      MENTS) TO        MENTS) TO
                                    PERIOD  TO AVERAGE       AVERAGE    AVERAGE NET      AVERAGE NET      PORTFOLIO
                                    (000S)  NET ASSETS    NET ASSETS      ASSETS(b)        ASSETS(b)    TURNOVER(c)
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002     $   12,549       0.79%         1.15%          0.96%            0.98%          32.45%
Year Ended October 31, 2003     $   16,404       0.75%         1.71%          0.88%            1.58%           7.71%
Year Ended October 31, 2004     $   34,183       0.76%         1.57%          0.82%            1.51%           7.62%
Year Ended October 31, 2005     $   40,565       0.76%         1.81%          0.83%            1.75%          12.24%
Year Ended October 31, 2006     $  103,403       0.76%         1.95%          0.80%            1.91%           8.66%
-------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002     $       80       1.39%         0.64%          1.72%            0.31%          32.45%
Year Ended October 31, 2003     $      105       1.36%         1.03%          1.48%            0.90%           7.71%
Year Ended October 31, 2004     $      159       1.36%         0.98%          1.42%            0.92%           7.62%
Year Ended October 31, 2005     $      396       1.36%         1.14%          1.43%            1.07%          12.24%
Year Ended October 31, 2006     $      605       1.37%         1.41%          1.41%            1.37%           8.66%
------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005(d)
                                $      152       1.36%(f)      1.57%(f)       1.43%(f)         1.50%(f)       12.24%
Year Ended October 31, 2006     $      639       1.37%         1.36%          1.41%            1.33%           8.66%
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002     $  119,502       0.36%         1.66%          0.56%            1.46%          32.45%
Year Ended October 31, 2003     $  359,705       0.36%         1.99%          0.48%            1.87%           7.71%
Year Ended October 31, 2004     $  855,050       0.36%         1.99%          0.42%            1.93%           7.62%
Year Ended October 31, 2005     $1,320,858       0.36%         2.17%          0.43%            2.10%          12.24%
Year Ended October 31, 2006     $1,900,802       0.37%         2.34%          0.41%            2.30%           8.66%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from February 14, 2005 (commencement of operations) through October 31, 2005.
(e)  Not annualized.
(f)  Annualized.
(g)  The amount is less than $0.005.

48 | GARTMORE INDEX SERIES

SECTION 6 GARTMORE MID CAP MARKET INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                               INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------

                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
-----------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002     $ 9.79        0.04        (0.59)      (0.55)
Year Ended October 31, 2003     $ 9.19        0.04         2.68        2.72
Year Ended October 31, 2004     $11.87        0.05         1.13        1.18
Year Ended October 31, 2005     $12.89        0.12         2.04        2.16
Year Ended October 31, 2006     $14.68        0.17         1.63        1.80
-----------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002     $ 9.74       (0.01)       (0.58)      (0.59)
Year Ended October 31, 2003     $ 9.13       (0.02)        2.66        2.64
Year Ended October 31, 2004     $11.77       (0.02)        1.12        1.10
Year Ended October 31, 2005     $12.75        0.03         2.01        2.04
Year Ended October 31, 2006     $14.50        0.07         1.63        1.70
-----------------------------------------------------------------------------

CLASS C SHARES
Period Ended
October 31, 2003 (d)            $11.43           -         0.33        0.33

Year Ended October 31, 2004     $11.76       (0.02)        1.12        1.10
Year Ended October 31, 2005     $12.74        0.02         2.01        2.03
Year Ended October 31, 2006     $14.46        0.07         1.62        1.69
-----------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002     $ 9.84        0.08        (0.58)      (0.50)
Year Ended October 31, 2003     $ 9.25        0.08         2.70        2.78
Year Ended October 31, 2004     $11.95        0.11         1.13        1.24
Year Ended October 31, 2005     $12.96        0.17         2.06        2.23
Year Ended October 31, 2006     $14.77        0.22         1.65        1.87
-----------------------------------------------------------------------------

                                          DISTRIBUTIONS
-------------------------------------------------------------------------------





                                     NET       NET                  NET ASSET
                              INVESTMENT  REALIZED          TOTAL  VALUE, END      TOTAL
                                  INCOME     GAINS  DISTRIBUTIONS   OF PERIOD   RETURN(a)
------------------------------------------------------------------------------- ----------
CLASS A SHARES
Year Ended October 31, 2002        (0.05)        -          (0.05)     $ 9.19     (5.67%)
Year Ended October 31, 2003        (0.04)        -          (0.04)     $11.87     29.72%
Year Ended October 31, 2004        (0.04)    (0.12)         (0.16)     $12.89     10.07%
Year Ended October 31, 2005        (0.11)    (0.26)         (0.37)     $14.68     16.94%
Year Ended October 31, 2006        (0.18)    (0.66)         (0.84)     $15.64     12.57%
------------------------------------------------------------------------------- ----------

CLASS B SHARES
Year Ended October 31, 2002        (0.02)        -          (0.02)     $ 9.13     (6.13%)
Year Ended October 31, 2003            -         -              -      $11.77     28.96%
Year Ended October 31, 2004            -     (0.12)         (0.12)     $12.75      9.44%
Year Ended October 31, 2005        (0.03)    (0.26)         (0.29)     $14.50     16.15%
Year Ended October 31, 2006        (0.09)    (0.66)         (0.75)     $15.45     11.98%
------------------------------------------------------------------------------- ----------

CLASS C SHARES
Period Ended October 31, 2003 (d)
                                       -         -              -      $11.76      2.89%(e)
Year Ended October 31, 2004            -     (0.12)         (0.12)     $12.74      9.48%
Year Ended October 31, 2005        (0.05)    (0.26)         (0.31)     $14.46     16.13%
Year Ended October 31, 2006        (0.11)    (0.66)         (0.77)     $15.38     11.96%
------------------------------------------------------------------------------- ----------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002        (0.09)        -          (0.09)     $ 9.25     (5.19%)
Year Ended October 31, 2003        (0.08)        -          (0.08)     $11.95     30.21%
Year Ended October 31, 2004        (0.11)    (0.12)         (0.23)     $12.96     10.47%
Year Ended October 31, 2005        (0.16)    (0.26)         (0.42)     $14.77     17.41%
Year Ended October 31, 2006        (0.23)    (0.66)         (0.89)     $15.75     13.06%
------------------------------------------------------------------------------- ----------

                                                                 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIO OF NET
                                                                 RATIO       RATIO OF       INVESTMENT
                                                                OF NET       EXPENSES    INCOME (LOSS)
                                                            INVESTMENT      (PRIOR TO        (PRIOR TO
                                  NET ASSETS    RATIO OF        INCOME     REIMBURSE-       REIMBURSE-
                                   AT END OF    EXPENSES     (LOSS) TO      MENTS) TO        MENTS) TO
                                      PERIOD  TO AVERAGE       AVERAGE    AVERAGE NET      AVERAGE NET      PORTFOLIO
                                     (000S)  NET ASSETS    NET ASSETS      ASSETS(b)        ASSETS(b)    TURNOVER(c)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002       $   19,002       0.73%         0.42%          0.83%            0.32%          15.82%
Year Ended October 31, 2003       $   38,693       0.71%         0.48%          0.82%            0.37%           8.26%
Year Ended October 31, 2004       $   65,059       0.70%         0.50%          0.77%            0.44%          15.75%
Year Ended October 31, 2005       $  150,305       0.70%         0.90%          0.77%            0.84%          18.44%
Year Ended October 31, 2006       $  192,274       0.71%         1.09%          0.76%            1.05%          15.59%
----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002       $       86       1.32%        (0.16%)         1.44%           (0.28%)         15.82%
Year Ended October 31, 2003       $      295       1.31%        (0.13%)         1.42%           (0.25%)          8.26%
Year Ended October 31, 2004       $      657       1.31%        (0.10%)         1.37%           (0.17%)         15.75%
Year Ended October 31, 2005       $      884       1.31%         0.27%          1.38%            0.21%          18.44%
Year Ended October 31, 2006       $      935       1.32%         0.49%          1.37%            0.43%          15.59%
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003
                              e)  $       21       1.31%(f)      0.16%(f)       1.71%(f)        (0.24%)(f)       8.26%
Year Ended October 31, 2004       $       26       1.31%        (0.10%)         1.38%           (0.17%)         15.75%
Year Ended October 31, 2005       $      225       1.31%         0.28%          1.39%            0.21%          18.44%
Year Ended October 31, 2006       $      794       1.32%         0.42%          1.37%            0.38%          15.59%
----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002       $   84,128       0.31%         0.84%          0.44%            0.71%          15.82%
Year Ended October 31, 2003       $  247,960       0.31%         0.87%          0.42%            0.76%           8.26%
Year Ended October 31, 2004       $  530,191       0.31%         0.89%          0.37%            0.83%          15.75%
Year Ended October 31, 2005       $  857,475       0.31%         1.27%          0.38%            1.21%          18.44%
Year Ended October 31, 2006       $1,108,039       0.32%         1.47%          0.37%            1.43%          15.59%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from October 22, 2003 (commencement of operations) through October 31, 2003.
(e)  Not annualized.
(f)  Annualized.

                                                      GARTMORE INDEX SERIES | 49

SECTION 6 GARTMORE S&P 500 INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                               INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------

                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
-----------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002     $ 9.12        0.09        (1.50)      (1.41)
Year Ended October 31, 2003     $ 7.62        0.10         1.41        1.51
Year Ended October 31, 2004     $ 9.04        0.11         0.70        0.81
Year Ended October 31, 2005     $ 9.74        0.15         0.64        0.79
Year Ended October 31, 2006     $10.36        0.16         1.47        1.63
-----------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002     $ 9.09        0.03        (1.50)      (1.47)
Year Ended October 31, 2003     $ 7.59        0.04         1.41        1.45
Year Ended October 31, 2004     $ 9.00        0.05         0.69        0.74
Year Ended October 31, 2005     $ 9.70        0.09         0.63        0.72
Year Ended October 31, 2006     $10.33        0.08         1.46        1.54
-----------------------------------------------------------------------------

CLASS C SHARES
Period Ended
October 31, 2003 (d)            $ 8.83           -         0.18        0.18
Year Ended October 31, 2004     $ 9.01        0.05         0.67        0.72
Year Ended October 31, 2005     $ 9.67        0.08         0.64        0.72
Year Ended October 31, 2006     $10.28        0.08         1.46        1.54
-----------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002     $ 9.15        0.11        (1.51)      (1.40)
Year Ended October 31, 2003     $ 7.64        0.11         1.43        1.54
Year Ended October 31, 2004     $ 9.07        0.13         0.70        0.83
Year Ended October 31, 2005     $ 9.77        0.19         0.64        0.83
Year Ended October 31, 2006     $10.41        0.19         1.47        1.66
-----------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2002     $ 9.11        0.08        (1.50)      (1.42)
Year Ended October 31, 2003     $ 7.61        0.09         1.41        1.50
Year Ended October 31, 2004     $ 9.03        0.11         0.69        0.80
Year Ended October 31, 2005     $ 9.73        0.16         0.62        0.78
Year Ended October 31, 2006     $10.36        0.15         1.46        1.61
-----------------------------------------------------------------------------

                                          DISTRIBUTIONS
-------------------------------------------------------------------------------





                                     NET       NET                  NET ASSET
                              INVESTMENT  REALIZED          TOTAL  VALUE, END        TOTAL
                                  INCOME     GAINS  DISTRIBUTIONS   OF PERIOD    RETURN(a)
------------------------------------------------------------------------------- -------------
CLASS A SHARES
Year Ended October 31, 2002        (0.09)        -          (0.09)     $ 7.62      (15.62%)
Year Ended October 31, 2003        (0.09)        -          (0.09)     $ 9.04       20.03%
Year Ended October 31, 2004        (0.11)        -          (0.11)     $ 9.74        8.99%
Year Ended October 31, 2005        (0.17)        -          (0.17)     $10.36        8.11%
Year Ended October 31, 2006        (0.16)    (0.08)         (0.24)     $11.75       15.90%
------------------------------------------------------------------------------- -------------

CLASS B SHARES
Year Ended October 31, 2002        (0.03)        -          (0.03)     $ 7.59      (16.24%)
Year Ended October 31, 2003        (0.04)        -          (0.04)     $ 9.00       19.14%
Year Ended October 31, 2004        (0.04)        -          (0.04)     $ 9.70        8.23%
Year Ended October 31, 2005        (0.09)        -          (0.09)     $10.33        7.45%
Year Ended October 31, 2006        (0.08)    (0.08)         (0.16)     $11.71       15.01%
------------------------------------------------------------------------------- -------------

CLASS C SHARES
Period Ended
October 31, 2003 (d)                   -         -              -      $ 9.01        2.04%(e)
Year Ended October 31, 2004        (0.06)        -          (0.06)     $ 9.67        8.06%
Year Ended October 31, 2005        (0.11)        -          (0.11)     $10.28        7.44%
Year Ended October 31, 2006        (0.09)    (0.08)         (0.17)     $11.65       15.06%
------------------------------------------------------------------------------- -------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002        (0.11)        -          (0.11)     $ 7.64      (15.44%)
Year Ended October 31, 2003        (0.11)        -          (0.11)     $ 9.07       20.39%
Year Ended October 31, 2004        (0.13)        -          (0.13)     $ 9.77        8.86%
Year Ended October 31, 2005        (0.19)        -          (0.19)     $10.41        8.55%
Year Ended October 31, 2006        (0.19)    (0.08)         (0.27)     $11.80       16.12%
------------------------------------------------------------------------------- -------------

SERVICE CLASS SHARES
Year Ended October 31, 2002        (0.08)        -          (0.08)     $ 7.61      (15.73%)
Year Ended October 31, 2003        (0.08)        -          (0.08)     $ 9.03       19.89%
Year Ended October 31, 2004        (0.10)        -          (0.10)     $ 9.73        9.24%
Year Ended October 31, 2005        (0.15)        -          (0.15)     $10.36        8.06%
Year Ended October 31, 2006        (0.14)    (0.08)         (0.22)     $11.75       15.74%
------------------------------------------------------------------------------- -------------

                                                                  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                                RATIO       RATIO OF       INVESTMENT
                                                               OF NET       EXPENSES    INCOME (LOSS)
                                                           INVESTMENT      (PRIOR TO        (PRIOR TO
                                 NET ASSETS    RATIO OF        INCOME     REIMBURSE-       REIMBURSE-
                                  AT END OF    EXPENSES     (LOSS) TO      MENTS) TO        MENTS) TO
                                     PERIOD  TO AVERAGE       AVERAGE    AVERAGE NET      AVERAGE NET      PORTFOLIO
                                     (000S)  NET ASSETS    NET ASSETS      ASSETS(b)        ASSETS(b)    TURNOVER(c)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002      $    3,942       0.52%         1.06%          0.61%            0.97%           3.06%
Year Ended October 31, 2003      $    5,795       0.48%         1.28%          0.56%            1.21%           1.30%
Year Ended October 31, 2004      $    7,822       0.50%         1.18%          0.54%            1.13%           1.71%
Year Ended October 31, 2005      $   24,805       0.50%         1.49%          0.56%            1.43%           5.28%
Year Ended October 31, 2006      $   42,670       0.49%         1.46%          0.52%            1.43%           2.63%
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2002      $    2,423       1.23%         0.35%          1.39%            0.19%           3.06%
Year Ended October 31, 2003      $    3,713       1.23%         0.54%          1.30%            0.47%           1.30%
Year Ended October 31, 2004      $    4,820       1.23%         0.45%          1.27%            0.41%           1.71%
Year Ended October 31, 2005      $    5,707       1.23%         0.90%          1.28%            0.86%           5.28%
Year Ended October 31, 2006      $    6,296       1.23%         0.75%          1.26%            0.72%           2.63%
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (d)
                                 $       10       1.23%(f)      0.48%(f)       1.23%(f)         0.48%(f)        1.30%
Year Ended October 31, 2004      $      250       1.23%         0.46%          1.27%            0.42%           1.71%
Year Ended October 31, 2005      $      831       1.23%         0.71%          1.28%            0.65%           5.28%
Year Ended October 31, 2006      $    1,423       1.23%         0.72%          1.26%            0.69%           2.63%
---------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002      $  235,333       0.23%         1.37%          0.33%            1.27%           3.06%
Year Ended October 31, 2003      $  620,598       0.23%         1.52%          0.30%            1.45%           1.30%
Year Ended October 31, 2004      $1,247,061       0.23%         1.45%          0.27%            1.41%           1.71%
Year Ended October 31, 2005      $2,007,290       0.23%         1.86%          0.28%            1.81%           5.28%
Year Ended October 31, 2006      $2,689,368       0.23%         1.73%          0.26%            1.71%           2.63%
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2002      $  266,515       0.63%         0.94%          0.72%            0.85%           3.06%
Year Ended October 31, 2003      $  413,554       0.63%         1.14%          0.70%            1.06%           1.30%
Year Ended October 31, 2004      $  523,127       0.63%         1.05%          0.67%            1.01%           1.71%
Year Ended October 31, 2005      $  578,102       0.63%         1.51%          0.67%            1.47%           5.28%
Year Ended October 31, 2006      $  628,021       0.63%         1.35%          0.66%            1.32%           2.63%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from february 14, 2005 (commencement of operations) through October 31, 2005.
(e)  Not annualized.
(f)  Annualized.
(g)  The amount is less then $0.005.

50 | GARTMORE INDEX SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                               INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------

                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
-----------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Year Ended October 31, 2002     $ 9.14        0.09        (1.50)      (1.41)
Year Ended October 31, 2003     $ 7.64        0.10         1.42        1.52
Year Ended October 31, 2004     $ 9.07        0.12         0.69        0.81
Year Ended October 31, 2005     $ 9.77        0.18         0.62        0.80
Year Ended October 31, 2006     $10.40        0.17         1.46        1.63
-----------------------------------------------------------------------------

LOCAL FUND SHARES
Year Ended October 31, 2002     $ 9.17        0.11        (1.52)      (1.41)
Year Ended October 31, 2003     $ 7.66        0.12         1.42        1.54
Year Ended October 31, 2004     $ 9.09        0.14         0.69        0.83
Year Ended October 31, 2005     $ 9.79        0.20         0.63        0.83
Year Ended October 31, 2006     $10.43        0.19         1.47        1.66
-----------------------------------------------------------------------------


                                        DISTRIBUTIONS
-----------------------------------------------------------------------------





                                   NET       NET                  NET ASSET
                            INVESTMENT  REALIZED          TOTAL  VALUE, END         TOTAL
                                INCOME     GAINS  DISTRIBUTIONS   OF PERIOD     RETURN(A)
-----------------------------------------------------------------------------   -----------
INSTITUTIONAL SERVICE
CLASS SHARES
Year Ended October 31, 2002      (0.09)        -          (0.09)     $ 7.64       (15.56%)
Year Ended October 31, 2003      (0.09)        -          (0.09)     $ 9.07        20.11%
Year Ended October 31, 2004      (0.11)        -          (0.11)     $ 9.77         9.14%
Year Ended October 31, 2005      (0.17)        -          (0.17)     $10.40         8.29%
Year Ended October 31, 2006      (0.16)    (0.08)         (0.24)     $11.79        15.85%
-----------------------------------------------------------------------------   -----------

LOCAL FUND SHARES
Year Ended October 31, 2002      (0.10)        -          (0.10)     $ 7.66       (15.47%)
Year Ended October 31, 2003      (0.11)        -          (0.11)     $ 9.09        20.26%
Year Ended October 31, 2004      (0.13)        -          (0.13)     $ 9.79         8.85%
Year Ended October 31, 2005      (0.19)        -          (0.19)     $10.43         8.45%
Year Ended October 31, 2006      (0.18)    (0.08)         (0.26)     $11.83        16.10%
-----------------------------------------------------------------------------   -----------


                                                                 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                                RATIO       RATIO OF       INVESTMENT
                                                               OF NET       EXPENSES    INCOME (LOSS)
                                                           INVESTMENT      (PRIOR TO        (PRIOR TO
                                 NET ASSETS    RATIO OF        INCOME     REIMBURSE-       REIMBURSE-
                                  AT END OF    EXPENSES     (LOSS) TO      MENTS) TO        MENTS) TO
                                     PERIOD  TO AVERAGE       AVERAGE    AVERAGE NET      AVERAGE NET      PORTFOLIO
                                     (000S)  NET ASSETS    NET ASSETS      ASSETS(b)        ASSETS(b)    TURNOVER(c)
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Year Ended October 31, 2002        $ 41,498       0.48%         1.09%          0.57%            1.00%           3.06%
Year Ended October 31, 2003        $ 55,197       0.48%         1.29%          0.55%            1.21%           1.30%
Year Ended October 31, 2004        $ 69,569       0.48%         1.21%          0.52%            1.16%           1.71%
Year Ended October 31, 2005        $ 69,996       0.48%         1.68%          0.52%            1.63%           5.28%
Year Ended October 31, 2006        $ 82,443       0.48%         1.49%          0.51%            1.47%           2.63%
---------------------------------------------------------------------------------------------------------------------

LOCAL FUND SHARES
Year Ended October 31, 2002        $     81       0.31%         1.25%          0.39%            1.17%           3.06%
Year Ended October 31, 2003        $     97       0.30%         1.47%          0.37%            1.40%           1.30%
Year Ended October 31, 2004        $    106       0.30%         1.38%          0.34%            1.34%           1.71%
Year Ended October 31, 2005        $    115       0.30%         1.85%          0.35%            1.80%           5.28%
Year Ended October 31, 2006        $    134       0.30%         1.67%          0.33%            1.65%           2.63%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from October 22, 2003 (commencement of operations) through October 31, 2003.
(e)  Not annualized.
(f)  Annualized.

                                                      GARTMORE INDEX SERIES | 51

SECTION 6 GARTMORE SMALL CAP INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                               INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------

                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
-----------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002     $ 8.34        0.05        (1.07)      (1.02)
Year Ended October 31, 2003     $ 7.27        0.05         2.98        3.03
Year Ended October 31, 2004     $10.25        0.06         1.06        1.12
Year Ended October 31, 2005     $11.15        0.10         1.20        1.30
Year Ended October 31, 2006     $11.90        0.15         2.06        2.21
-----------------------------------------------------------------------------

CLASS B SHARES
Period Ended
October 31, 2002 (d)            $ 8.84        0.03        (1.59)      (1.56)
Year Ended October 31, 2003     $ 7.25           -         2.97        2.97
Year Ended October 31, 2004     $10.21       (0.01)        1.05        1.04
Year Ended October 31, 2005     $11.08        0.03         1.19        1.22
Year Ended October 31, 2006     $11.82        0.08         2.02        2.10
-----------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (e)
                                $ 9.91           -         0.29        0.29
Year Ended October 31, 2004     $10.20           -         1.06        1.06
Year Ended October 31, 2005     $11.08        0.03         1.19        1.22
Year Ended October 31, 2006     $11.80        0.06         2.05        2.11
-----------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002     $ 8.38        0.08        (1.06)      (0.98)
Year Ended October 31, 2003     $ 7.32        0.08         3.00        3.08
Year Ended October 31, 2004     $10.32        0.10         1.09        1.19
Year Ended October 31, 2005     $11.24        0.15         1.21        1.36
Year Ended October 31, 2006     $12.00        0.20         2.07        2.27
-----------------------------------------------------------------------------


                                         DISTRIBUTIONS
-----------------------------------------------------------------------------





                                    NET       NET                  NET ASSET
                             INVESTMENT  REALIZED          TOTAL  VALUE, END         TOTAL
                                 INCOME     GAINS  DISTRIBUTIONS   OF PERIOD     RETURN(A)
-----------------------------------------------------------------------------   ------------
CLASS A SHARES
Year Ended October 31, 2002       (0.05)        -          (0.05)     $ 7.27       (12.29%)
Year Ended October 31, 2003       (0.05)        -          (0.05)     $10.25        41.89%
Year Ended October 31, 2004       (0.05)    (0.17)         (0.22)     $11.15        11.08%
Year Ended October 31, 2005       (0.10)    (0.45)         (0.55)     $11.90        11.67%
Year Ended October 31, 2006       (0.15)    (0.49)         (0.64)     $13.47        19.14%
-----------------------------------------------------------------------------   ------------

CLASS B SHARES
Period Ended
October 31, 2002 (d)              (0.03)        -          (0.03)     $ 7.25       (17.68%)(f)
Year Ended October 31, 2003       (0.01)        -          (0.01)     $10.21        40.98%
Year Ended October 31, 2004           -     (0.17)         (0.17)     $11.08        10.28%
Year Ended October 31, 2005       (0.03)    (0.45)         (0.48)     $11.82        10.98%
Year Ended October 31, 2006       (0.07)    (0.49)         (0.56)     $13.36        18.38%
-----------------------------------------------------------------------------   ------------

CLASS C SHARES
Period Ended October 31, 2003 (e)
                                      -         -              -      $10.20         2.93%(f)
Year Ended October 31, 2004       (0.01)    (0.17)         (0.18)     $11.08        10.48%
Year Ended October 31, 2005       (0.05)    (0.45)         (0.50)     $11.80        10.99%
Year Ended October 31, 2006       (0.09)    (0.49)         (0.58)     $13.33        18.40%
-----------------------------------------------------------------------------   ------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002       (0.08)        -          (0.08)     $ 7.32       (11.80%)
Year Ended October 31, 2003       (0.08)        -          (0.08)     $10.32        42.49%
Year Ended October 31, 2004       (0.10)    (0.17)         (0.27)     $11.24        11.51%
Year Ended October 31, 2005       (0.15)    (0.45)         (0.60)     $12.00        12.11%
Year Ended October 31, 2006       (0.19)    (0.49)         (0.68)     $13.59        19.60%
-----------------------------------------------------------------------------   ------------

                                                                  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIO OF NET
                                                                 RATIO       RATIO OF       INVESTMENT
                                                                OF NET       EXPENSES    INCOME (LOSS)
                                                            INVESTMENT      (PRIOR TO        (PRIOR TO
                                  NET ASSETS    RATIO OF        INCOME     REIMBURSE-       REIMBURSE-
                                   AT END OF    EXPENSES     (LOSS) TO      MENTS) TO        MENTS) TO
                                      PERIOD  TO AVERAGE       AVERAGE    AVERAGE NET      AVERAGE NET      PORTFOLIO
                                      (000S)  NET ASSETS    NET ASSETS      ASSETS(b)        ASSETS(b)    TURNOVER(c)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002         $ 11,079       0.71%         0.71%          0.97%            0.45%          34.77%
Year Ended October 31, 2003         $ 42,343       0.69%         0.61%          0.83%            0.47%          25.63%
Year Ended October 31, 2004         $ 62,688       0.69%         0.56%          0.77%            0.48%          24.10%
Year Ended October 31, 2005         $ 65,751       0.69%         0.90%          0.77%            0.82%          24.14%
Year Ended October 31, 2006         $114,281       0.70%         1.21%          0.74%            1.17%          31.51%
----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2002
                                    $     89       1.29%(g)      0.15%(g)       1.55%(g)        (0.11%)(g)      34.77%
Year Ended October 31, 2003         $    249       1.29%         0.04%          1.44%           (0.11%)         25.63%
Year Ended October 31, 2004         $    424       1.29%        (0.04%)         1.37%           (0.12%)         24.10%
Year Ended October 31, 2005         $    444       1.29%         0.28%          1.37%            0.21%          24.14%
Year Ended October 31, 2006         $    482       1.30%         0.62%          1.35%            0.57%          31.51%
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003
                                    $     21       1.29%(g)      0.07%(g)       1.38%(g)        (0.02%)(g)      25.63%
Year Ended October 31, 2004         $     39       1.29%        (0.04%)         1.37%           (0.12%)         24.10%
Year Ended October 31, 2005         $    200       1.29%         0.23%          1.37%            0.16%          24.14%
Year Ended October 31, 2006         $    534       1.30%         0.53%          1.35%            0.49%          31.51%
----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002         $ 33,247       0.29%         1.14%          0.58%            0.85%          34.77%
Year Ended October 31, 2003         $ 99,904       0.29%         1.04%          0.44%            0.89%          25.63%
Year Ended October 31, 2004         $210,322       0.29%         0.97%          0.37%            0.88%          24.10%
Year Ended October 31, 2005         $348,509       0.29%         1.28%          0.37%            1.21%          24.14%
Year Ended October 31, 2006         $518,239       0.30%         1.61%          0.35%            1.57%          31.51%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from November 29, 2001 (commencement of operations) through October 31, 2002.
(e) For period from October 22, 2003 (commencement of operations) through October 31, 2003.
(f)  Not annualized.
(g)  Annualized.

52 | GARTMORE INDEX SERIES

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)
o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)
o    Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800848- 0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. -9 p.m. Eastern Time, Monday through Friday.
Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.nwdfunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE
COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC:

o    on the SEC's EDGAR database via the Internet at www.sec.gov;
o    by electronic request to publicinfo@sec.gov;
o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or
o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102. (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


                    (C)2007 NWD Investment Management, Inc. All rights reserved.

                                                                     PR-IDX 2/07

INTERNATIONAL Series

Gartmore China Opportunities Fund
Gartmore Emerging Markets Fund
Gartmore International Growth Fund

                                                           [LOGO] Gartmore Funds

FundPROSPECTUS

February 28, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                                WWW.NWDFUNDS.COM

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class A                                 GOPAX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class B                                 GOPBX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class C                                 GOPCX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class R                                 GOPRX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Institutional Class                     GOPIX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Institutional Service Class             GOPSX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class A                                    GEGAX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class B                                    GEGBX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class C                                    GEGCX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class R                                    GEMRX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Institutional Class                        GEGIX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Institutional Service Class                GEGSX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class A                                GIGAX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class B                                GIGBX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class C                                GIGCX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class R                                GIRRX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Institutional Class                    GIGIX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Institutional Service Class            GIGSX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

      3     KEY TERMS

      4     SECTION 1: FUND SUMMARIES AND PERFORMANCE
            Gartmore China Opportunities Fund
            Gartmore Emerging Markets Fund
            Gartmore International Growth Fund

      16    SECTION 2: FUND INFORMATION
            Additional Information about Investments,
            Investment Techniques and Risks

      18    SECTION 3: FUND MANAGEMENT
            Investment Adviser and Subadviser
            Portfolio Management
            Multi-Manager Structure

      21    SECTION 4: INVESTING WITH GARTMORE FUNDS
            Choosing a Share Class
            Sales Charges and Fees
            Revenue Sharing
            Contacting Gartmore Funds
            Buying Shares
            Fair Value Pricing
            Customer Identification Information
            Exchanging Shares
            Automatic Withdrawal Program
            Selling Shares
            Excessive or Short-Term Trading
            Exchange and Redemption Fees

      33    SECTION 5: DISTRIBUTIONS AND TAXES
            Income and Capital Gains Distributions
            Selling and Exchanging Shares
            Other Tax Jurisdictions
            Tax Status for Retirement Plans and
               Other Tax-Deferred Accounts
            Backup Withholding

      35    SECTION 6: FINANCIAL HIGHLIGHTS

                                               GARTMORE INTERNATIONAL SERIES | 1

--------------------------------------------------------------------------------

INTERNATIONAL Series

INTRODUCTION TO THE INTERNATIONAL SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):

Gartmore China Opportunities Fund
Gartmore Emerging Markets Fund


Gartmore International Growth Fund


THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek to grow their capital by pursuing investment opportunities outside the United States.

Since these Funds invest primarily in securities of foreign companies, they may involve substantially higher risks and greater volatility than mutual funds that invest only in U.S. securities. The Funds may not be appropriate for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money, and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund may employ a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (the "Adviser"), as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interest and to operate the Funds more efficiently. See Section 3, Fund
Management: Multi-Manager Structure for more information.


As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.


2 | GARTMORE INTERNATIONAL SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

EQUITY-LINKED NOTE - a security whose performance is generally tied to a single stock, a stock index or a basket of stocks.

EQUITY SECURITIES - the securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's(S&P) 500(R) Index, ranging from $1.4 billion to $446.9 billion as of December 31, 2006.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $1.19 billion to $20.34 billion as of January 31, 2007.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.


                                               GARTMORE INTERNATIONAL SERIES | 3

SECTION 1 GARTMORE CHINA OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies located in China (including Hong Kong). A company generally is considered to be located in China if, as determined by the Fund's management:

o it is organized under the laws of China or Hong Kong or maintains a principal office there;

o     its securities trade principally in China or Hong Kong or


o it derives at least 50% of its revenue or earnings from goods or services sold or produced in China or Hong Kong or has at least 50% of its assets there. The portfolio manager currently believes such companies may be located primarily in Taiwan, Singapore and the United States.


The portfolio manager invests in securities of companies he believes:


o     have the potential to deliver unexpected earnings; and

o     have prospects for earnings growth that the market has underestimated.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio manager assesses the valuation and growth rates both of a particular company and its market. He conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.

The Fund may invest without limit in companies of any size, including SMALL-CAP and MID-CAP COMPANIES. The Fund also may invest in EQUITY-LINKED NOTES. For purposes of the Fund's 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The Fund also may use DERIVATIVES, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The portfolio manager typically sells a security if it appears to no longer offer the potential for unexpected earnings. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

The Adviser has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


GEOGRAPHIC RISK - concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Zhong Hua Index(SM), or other funds with similar investment objectives and strategies.

EQUITY-LINKED NOTES RISK - the risk that linked securities may decline in value. Additional risks include exchange rate fluctuations and the credit quality of the issuer that may negatively affect the value of a note.


DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund.Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

2005     2006
--------------
3.52%   67.26%

BEST QUARTER: 28.28% - 1ST QTR OF 2006
WORST QUARTER: -3.16% - 2ND QTR OF 2006

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006


                                                                 SINCE INCEPTION
                                                        1 YEAR   (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                            57.60%            32.45%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions            55.97%            30.10%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
  and Sales of Shares                                    38.66%            26.98%
---------------------------------------------------------------------------------
Class B shares - Before Taxes                            61.04%            33.88%
---------------------------------------------------------------------------------
Class C shares - Before Taxes                            65.06%            34.60%
---------------------------------------------------------------------------------
Class R shares - Before Taxes                            66.55%            35.18%
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes        67.60%            35.86%
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes                67.66%            35.99%
---------------------------------------------------------------------------------
MSCI Zhong Hua Index(2)                                  54.02%            33.95%
---------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 The MSCI Zhong Hua Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets of China and Hong Kong. The Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                               GARTMORE INTERNATIONAL SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM          CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
YOUR INVESTMENT)(1)                            SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                  5.75%(2)     None         None         None            None            None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      5.00%(4)     1.00%(5)     None            None            None
-----------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)(6)              2.00%        2.00%        2.00%        2.00%           2.00%           2.00%
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)(7)           1.29%        1.29%        1.29%        1.29%           1.29%           1.29%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)             0.25%        1.00%        1.00%        0.50%           None            None
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                                0.61%        0.61%        0.61%        0.81%           0.61%           0.61%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             2.15%        2.90%        2.90%        2.60%           1.90%           1.90%
-----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)                                 0.15%        0.15%        0.15%        0.15%           0.15%           0.15%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                   2.00%        2.75%        2.75%        2.45%           1.75%           1.75%
-----------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 1.15% at its lowest to 1.35% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.00%, 0.20% and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.75% at least through February 28, 2008 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 2.25% for Class A shares, 2.50% for Class R shares and 2.00% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.

6 | GARTMORE INTERNATIONAL SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares*                              $  766  $ 1,196   $ 1,650  $  2,904
--------------------------------------------------------------------------------
Class B shares                                  778    1,184     1,715     2,953
--------------------------------------------------------------------------------
Class C shares                                  378      884     1,515     3,213
--------------------------------------------------------------------------------
Class R shares                                  248      794     1,367     2,923
--------------------------------------------------------------------------------
Institutional Service Class shares              178      582     1,013     2,210
--------------------------------------------------------------------------------
Institutional Class shares                      178      582     1,013     2,210
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                             1 YEAR  3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares                               $  278  $   884   $ 1,515  $  2,953
--------------------------------------------------------------------------------
Class C shares                                  278      884     1,515     3,213
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                               GARTMORE INTERNATIONAL SERIES | 7

SECTION 1 GARTMORE EMERGING MARKETS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, EMERGING MARKET COUNTRIES. The Fund emphasizes companies that the portfolio manager believes have the potential to deliver unexpected earnings.

The portfolio manager looks for emerging markets that he believes offer the potential for strong economic growth, and tries to avoid emerging markets he believes might be politically or economically unstable. The portfolio manager assesses the valuation and growth rates both of a particular company and of the emerging market where the company is located. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.

The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.

The portfolio manager typically sells a security if it appears to no longer offer the potential for unexpected earnings. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

The Adviser has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments-and therefore, the value of Fund shares-may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Emerging Markets Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2001     2002    2003    2004    2005    2006
------------------------------------------------
-30.43%  -20.94%  65.25%  20.34%  31.67%  35.01%

BEST QUARTER: 32.73% - 4TH QTR OF 2001
WORST QUARTER: -25.64% - 3RD QTR OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                           SINCE
                                                                       INCEPTION
                                                                       (AUG. 30,
                                                    1 YEAR   5 YEARS       2000)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                        27.26%    25.62%      14.14%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        23.07%    23.83%      12.84%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
  and Sale of Shares                                 19.84%    22.08%      11.93%
---------------------------------------------------------------------------------
Class B shares - Before Taxes                        29.13%    26.13%      14.46%
---------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                   33.12%    26.29%      14.70%
---------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                     34.75%    26.69%      14.74%
---------------------------------------------------------------------------------
Institutional Service Class shares -
  Before Taxes                                       35.52%    27.54%      15.63%
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)         35.52%    27.54%      15.63%
---------------------------------------------------------------------------------
MSCI Emerging Markets Index(5)                       32.59%    26.97%      15.92%
---------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Returns before the first offering of Class C shares (3/1/01) and Class R shares (12/30/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

3 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

4 Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

5 The MSCI Emerging Markets Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                               GARTMORE INTERNATIONAL SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY            CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                    SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)     None         None         None            None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)      5.00%(4)     1.00%(5)     None            None            None
--------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                                 2.00%        2.00%        2.00%        2.00%           2.00%           2.00%
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)                                   1.00%        1.00%        1.00%        1.00%           1.00%           1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                              0.25%        1.00%        1.00%        0.50%           None            None
--------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                             0.40%        0.31%        0.31%        0.51%           0.34%           0.31%
--------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(9)       1.65%        2.31%        2.31%        2.01%           1.34%           1.31%
--------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.95% at its lowest to 1.15% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.09%, 0.20% and 0.03% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.55% at least through February 28, 2008 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 2.05% for Class A shares, 2.30% for Class R shares and 1.80% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.

10 | GARTMORE INTERNATIONAL SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A shares*                           $  733   $ 1,065   $ 1,420   $  2,417
-------------------------------------------------------------------------------
Class B shares                               734     1,021     1,435      2,404
-------------------------------------------------------------------------------
Class C shares                               334       721     1,235      2,646
-------------------------------------------------------------------------------
Class R shares                               204       630     1,083      2,338
-------------------------------------------------------------------------------
Institutional Service Class shares           136       425       734      1,613
-------------------------------------------------------------------------------
Institutional Class shares                   133       415       718      1,579
-------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class B shares                            $  234   $   721   $ 1,235   $  2,404
-------------------------------------------------------------------------------
Class C shares                               234       721     1,235      2,646
-------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                              GARTMORE INTERNATIONAL SERIES | 11

SECTION 1 GARTMORE INTERNATIONAL GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be EMERGING MARKET COUNTRIES. The Fund employs a GROWTH STYLE of investing, which emphasizes companies that the portfolio managers believe have the potential to deliver unexpected earnings.

The portfolio managers look for foreign markets that they believe offer the potential for strong economic growth, and assess the valuation and growth rates both of a particular company and of the market where the company is located. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.

The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.

The Adviser has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK -foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.


GROWTH STYLE RISK - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

12 | GARTMORE INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2001     2002    2003    2004    2005    2006
------------------------------------------------
-23.49%  -17.93%  38.33%  14.64%  29.09%  31.94%

BEST QUARTER: 18.24% - 2ND QTR. OF 2003
WORST QUARTER: -20.96% - 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                         SINCE
                                                                     INCEPTION
                                                                     (AUG. 30,
                                                1 YEAR    5 YEARS        2000)
-------------------------------------------------------------------------------
Class A shares - Before Taxes                    24.32%     15.88%        5.15%
-------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions                                 23.33%     15.65%        4.98%
-------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sale of Shares              16.39%     13.92%        4.40%
-------------------------------------------------------------------------------
Class B shares - Before Taxes                    26.04%     16.21%        5.37%
-------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)               29.95%     16.42%        5.46%
-------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                 31.51%     16.78%        5.62%
-------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                  32.23%     17.57%        6.44%
-------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)     32.24%     17.57%        6.44%
-------------------------------------------------------------------------------
MSCI All Country World ex U.S.Index(5)           27.16%     16.87%        7.55%
-------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Returns before the first offering of Class C shares (3/1/01) and Class R shares (12/30/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

3 A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

4 Returns before the first offering of Institutional Class shares (6/29/04) are based on the performance of Institutional Service class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

5 The MSCI All Country World ex U.S. Index is an unmanaged free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                              GARTMORE INTERNATIONAL SERIES | 13

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM                                                                                  INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed
upon purchases (as a
percentage of
offering price)                    5.75%(2)          None              None              None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as
a percentage of
offering or sale price,
whichever is less)                 None(3)           5.00%(4)          1.00%(5)          None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of
amount redeemed or
exchanged)(6)                      2.00%             2.00%             2.00%             2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND
ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)(7)                        0.97%             0.97%             0.97%             0.97%                  0.97%          0.97%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                   0.25%             1.00%             1.00%             0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                  0.51%             0.47%             0.47%             0.67%                  0.48%          0.47%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                 1.73%             2.44%             2.44%             2.14%                  1.45%          1.44%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement(9)                   0.04%             0.04%             0.04%             0.04%                  0.04%          0.04%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER
WAIVERS/REIMBURSEMENTS)            1.69%             2.40%             2.40%             2.10%                  1.41%          1.40%
------------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI All Country World ex-U.S. Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

8 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.04%, 0.20% and 0.01%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

9 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.40% at least through February 28, 2008 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.90% for Class A shares, 2.15% for Class R shares and 1.65% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.

14 | GARTMORE INTERNATIONAL SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $ 737   $ 1,085   $ 1,456    $ 2,495
--------------------------------------------------------------------------------
Class B shares                               743     1,057     1,497      2,516
--------------------------------------------------------------------------------
Class C shares                               343       757     1,297      2,773
--------------------------------------------------------------------------------
Class R shares                               213       666     1,146      2,469
--------------------------------------------------------------------------------
Institutional Service Class shares           144       455       788      1,732
--------------------------------------------------------------------------------
Institutional Class shares                   143       452       783      1,721
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $ 243     $ 757   $ 1,297    $ 2,516
--------------------------------------------------------------------------------
Class C shares                               243       757     1,297      2,773
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                              GARTMORE INTERNATIONAL SERIES | 15

SECTION 2 FUND INFORMATION

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

DEPOSITARY RECEIPTS - The Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

EQUITY-LINKED NOTES - The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

o purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

o     the credit quality of the note's issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer's creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

16 | GARTMORE INTERNATIONAL SERIES

SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER -The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;


o certificates of deposit, bankers' acceptances, and interest- bearing savings deposits of commercial banks;


o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                              GARTMORE INTERNATIONAL SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER AND SUBADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser. The Adviser manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. The Adviser was organized in 1999 as an investment adviser for mutual funds. The Adviser is part of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company.


On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of the Adviser, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase the Adviser (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with the Adviser. The purchase of the Adviser by NFS may be deemed to constitute a change of control, terminating the Adviser's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with the Adviser with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with the Adviser are subject to the approval of the Funds' respective shareholders. The sale of the Adviser to NFS currently is anticipated to close during the second quarter of 2007.


Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for each of the Funds and manages each Fund's assets in accordance with the investment objective and strategies. GGP makes investment decisions and executes them by placing purchase and sell orders for securities. Effective September 29, 2006, GGP ceased to be an affiliate of either the Adviser or NWD Investments.


As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from November 1, 2006 to April 30, 2007.

MANAGEMENT FEES

Each Fund pays the Adviser a base management fee, which is based on a Fund's average daily net assets. The Adviser pays GGP a subadvisory fee from the management fee the Adviser collects from each Fund. The management fee for each of the Funds may increase or decrease depending on how each Fund performs relative to its respective benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                          MSCI Zhong Hua Index
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                      MSCI Emerging Markets Index
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       MSCI All Country World
                                                                  ex U.S. Index
--------------------------------------------------------------------------------

PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser for outperforming or underperforming, respectively, each Fund's benchmark.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints as described in the chart shown below under the heading "Management and Subadvisory Fees" (the "Base Fee Breakpoints"). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to each such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described under "Management and Subadvisory Fees").

--------------------------------------------------------------------------------
OUT OR UNDERPERFORMANCE                                          CHANGE IN FEES
--------------------------------------------------------------------------------
+/- 1 percentage point                                              +/- 0.02%
--------------------------------------------------------------------------------
+/- 2 percentage points                                             +/- 0.04%
--------------------------------------------------------------------------------
+/- 3 percentage points                                             +/- 0.06%
--------------------------------------------------------------------------------
+/- 4 percentage points                                             +/- 0.08%
--------------------------------------------------------------------------------
+/- 5 percentage points                                             +/- 0.10%
--------------------------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

Under these performance fee arrangements, the Adviser can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

18 | GARTMORE INTERNATIONAL SERIES

--------------------------------------------------------------------------------
MANAGEMENT AND SUBADVISORY FEES

The table below shows the base management fees, as well as the maximum and minimum performance-adjusted fees, if applicable, and actual management fees paid during the fiscal year ended October 31, 2006. The table also shows the base subadvisory fee, as well as the maximum and minimum performance-adjusted subadvisory fee, if applicable, and actual subadvisory fees paid during the same period. It does not take into account any applicable waivers.

                                           MINIMUM FEE                  BASE FEE                  MAXIMUM FEE
NET ASSETS                           MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY

GARTMORE CHINA OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------------------
On assets up to $500 million               1.15%        0.525%        1.25%        0.625%        1.35%        0.725%
--------------------------------------------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                           1.10%        0.500%        1.20%        0.600%        1.30%        0.700%
--------------------------------------------------------------------------------------------------------------------
On assets of $2 billion
and more                                   1.05%        0.475%        1.15%        0.575%        1.25%        0.675%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GARTMORE EMERGING MARKETS FUND
--------------------------------------------------------------------------------------------------------------------
On assets up to $500 million               0.95%        0.425%        1.05%        0.525%        1.15%        0.625%
--------------------------------------------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                           0.90%         0.40%        1.00%         0.50%        1.10%         0.60%
--------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more           0.85%        0.375%        0.95%        0.475%        1.05%        0.575%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GARTMORE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
On assets up to $500 million               0.80%         0.35%        0.90%         0.45%        1.00%         0.55%
--------------------------------------------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                           0.75%        0.325%        0.85%        0.425%        0.95%        0.525%
--------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more           0.70%         0.30%        0.80%         0.40%        0.90%         0.40%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACTUAL MANAGEMENT AND SUBADVISORY FEES PAID NET OF WAIVERS
DURING FISCAL YEAR ENDED OCTOBER 31, 2006 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                      MANAGEMENT FEE   SUBADVISORY FEE
----------------------------------------------------------------------
Gartmore China Opportunities Fund          1.29%             0.625%
----------------------------------------------------------------------
Gartmore Emerging Markets Fund*            1.00%             0.525%
----------------------------------------------------------------------
Gartmore International Growth Fund*        0.97%             0.45%
----------------------------------------------------------------------

* NWD Management & Research Trust (formerly known as Gartmore Global Asset Management Trust) was the investment adviser to the Gartmore Emerging Markets Fund and the Gartmore International Growth Fund until September 29, 2006 when it transferred all of its investment advisory responsibilities to the Adviser, its wholly-owned subsidiary.

                                              GARTMORE INTERNATIONAL SERIES | 19

PORTFOLIO MANAGEMENT

GARTMORE CHINA OPPORTUNITIES FUND

Charlie Awdry, CFA, is responsible for the day-to-day management of the Fund, including selection of the Fund's investments. Mr. Awdry has assisted in the management of the Fund since its inception in June 2004.

Mr. Awdry joined GGP in September 2001 and, two years later, he assumed the role of investment manager, co-managing a China investment fund in the United Kingdom
(UK). As co-manager of the UK Gartmore China Opportunities Fund, Mr. Awdry spent six months working in Gartmore's Hong Kong office, returning in April 2006. Prior to 2001, Mr. Awdry was at the University of Bristol where he graduated with a first class Honours BA in Geography.

GARTMORE EMERGING MARKETS FUND

Christopher Palmer, CFA, of the Global Emerging Markets team is the portfolio manager of the Fund. He is responsible for the day-to-day management of the Fund, including selection of the Fund's investments.

Mr. Palmer has been with GGP since 1995 and has extensive experience in Emerging Markets, Latin America, and hedge fund investments, including five years managing AlphaGen hedge funds. He previously co-managed the Fund from its inception in August 2000 through February 2004. Mr. Palmer graduated from Colgate University in 1986. In 1988, he completed an MBA in Finance at New York University. He currently also manages or co-manages the Gartmore GVIT Emerging Markets Fund and the Gartmore GVIT Developing Markets Fund.

GARTMORE INTERNATIONAL GROWTH FUND


The GGP Global Equities team manages the Gartmore International Growth Fund. Brian ONeill and Ben Walker are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have jointly managed the Fund since January 7, 2004.


Mr. O'Neill joined GGP as a Senior Investment Manager on the Global Portfolio team in 1981 with responsibility for a variety of global funds. Mr. O'Neill graduated from Glasgow University in 1969 with an Honours degree in Political Economy. Mr. O'Neill currently also manages or co-manages the the Gartmore GVIT International Growth Fund.

Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993. Mr. Walker currently also manages or co-manages the Gartmore Global Utilities Fund, the Gartmore GVIT Global Utilities Fund and the Gartmore GVIT International Growth Fund.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a non-affiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed by the Adviser and subadvised by GGP. If a new non-affiliated subadviser is hired for any of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows these Funds greater flexibility and enables them to operate more efficiently.


In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to any subadvised Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend the hiring of a subadviser for the Funds, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.

20 | GARTMORE INTERNATIONAL SERIES

SECTION 4 INVESTING WITH GARTMORE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------


The Gartmore Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

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COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES         POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge      A front-end sales charge means that a portion of
up to 5.75%                    your initial investment goes toward the sales
                               charge and is not invested.

Contingent deferred         Reduction and waivers of sales charges may sales
(CDSC)(1)                      charge be available.

Annual service and/or       Total annual operating expenses are lower than
12b-1 fee of 0.25%             Class B and Class C expenses which means higher
Administrative services        dividends and/or net asset value ("NAV") per
fee up to 0.25%                share.

                            No conversion feature.

                            No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%            No front-end sales charge means your full investment
                               immediately goes toward buying shares.

                            No reduction of CDSC, but waivers may be available.

                            The CDSC declines 1% in most years to zero after six
                               years.

Annual service and/or       Total annual operating expenses are higher than
12b-1 fee of 1.00%             Class A expenses which means lower dividends
No administrative              and/or NAV per share.
services fee

                            Automatic conversion to Class A shares after seven
                               years, which means lower annual expenses in the future.

                            Maximum investment amount of $100,000. Larger
                               investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%               No front-end sales charge means your full investment
                               immediately goes toward buying shares.

                            No reduction of CDSC, but waivers may be available.

                            The CDSC declines to zero after one year.

Annual service and/or       Total annual operating expenses are higher than
12b-1 fee of 1.00%             Class A expenses which means lower dividends
No administrative              and/or NAV per share.
services fee
                            No conversion feature.

                            Maximum investment amount of $1,000,000(2). Larger
                               investments may be rejected.
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1 Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

2     This limit was calculated based on a one-year holding period.

                                              GARTMORE INTERNATIONAL SERIES | 21

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

---------------------------------------------------------------------------------
                                  SALES CHARGE AS A PERCENTAGE OF
                                  -------------------------------
                                                                          DEALER
                                                     NET AMOUNT    COMMISSION AS
AMOUNT OF                            OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                                PRICE   (APPROXIMATELY)   OFFERING PRICE
---------------------------------------------------------------------------------
Less than $50,000                        5.75%             6.10%            5.00%
---------------------------------------------------------------------------------
$50,000 to $99,999                       4.75              4.99             4.00
---------------------------------------------------------------------------------
$100,000 to $249,999                     3.50              3.63             3.00
---------------------------------------------------------------------------------
$250,000 to $499,999                     2.50              2.56             2.00
---------------------------------------------------------------------------------
$500,000 to $999,999                     2.00              2.04             1.75
---------------------------------------------------------------------------------
$1 million or more                       None              None             None*
---------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nwdfunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


22 | GARTMORE INTERNATIONAL SERIES

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WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Gartmore Distribution Services, Inc. (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares (Class D shares are offered by other Gartmore Funds, but not these Funds);

o     retirement plans;

o investment advisory clients of the Adviser, Gartmore SA Capital Trust and their affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finder's fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder's fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finder's fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

---------------------------------------------------------------------------------
AMOUNT OF                              $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                            TO $3,999,999   TO $24,999,999       OR MORE
---------------------------------------------------------------------------------
If sold within                          18 months        18 months     18 months
---------------------------------------------------------------------------------
Amount of CDSC                              1.00%            0.50%         0.25%
---------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

----------------------------------------------------------------------------------
                                                                         7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR   OR MORE
----------------------------------------------------------------------------------
Sales charge        5%        4%        3%        3%        2%       1%        0%
----------------------------------------------------------------------------------

                                              GARTMORE INTERNATIONAL SERIES | 23

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

24 | GARTMORE INTERNATIONAL SERIES

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of the Adviser or its affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                       AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                              0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                              0.50% (0.25% of which may be either
                                            a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING

The Adviser and/or its affiliates (collectively, "NWD Investments") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NWD Investments own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NWD Investments, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NWD Investments.

                                              GARTMORE INTERNATIONAL SERIES | 25

In addition to the revenue sharing payments described above, NWD Investments may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NWDFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses,

o     obtain information on the Gartmore Funds,

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.


BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.


26 | GARTMORE INTERNATIONAL SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

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HOW TO BUY SHARES                                                HOW TO EXCHANGE* OR SELL** SHARES

BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.     * EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60 DAYS
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND     WRITTEN NOTICE TO SHAREHOLDERS.
THE SALE OF SHARES AT ANY TIME.
                                                                 **A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE "MEDALLION
                                                                 SIGNATURE GUARANTEE" BELOW.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has          THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial           relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase,            intermediaries who are authorized to accept purchase, exchange and
exchange and redemption orders for the Funds. Your               redemption orders for the Funds. Your transaction is processed at
transaction is processed at the NAV next calculated after        the NAV next calculated after the Funds' agent or an authorized
the Funds' agent or an authorized intermediary receives your     intermediary receives your order in proper form.
order in proper form.

------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made      BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S.         mailing or faxing a letter to Gartmore Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT        include your account number(s) and the name(s) of the Fund(s) you
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,     wish to exchange from and to. The letter must be signed by all
CREDIT CARD CHECKS OR MONEY ORDERS.                              account owners. We reserve the right to request original documents for any faxed requests.

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BY TELEPHONE. You will have automatic telephone privileges       BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The          you decline this option on your application. The Funds follow
Funds follow procedures to confirm that telephone                procedures to confirm that telephone instructions are genuine and
instructions are genuine and will not be liable for any          will not be liable for any loss, injury, damage or expense that
loss, injury, damage or expense that results from executing      results from executing such instructions. The Funds may revoke
such instructions. The Funds may revoke telephone privileges     telephone privileges at any time, without notice to shareholders.
at any time, without notice to shareholders.                     For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                 ADDITIONAL INFORMATION FOR SELLING SHARES: A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                 The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

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ON-LINE. Transactions may be made through the Gartmore Funds'    ON-LINE. Transactions may be made through the Gartmore Funds'
website. However, the Funds may discontinue on-line              website. However, the Funds may discontinue on-line transactions of
transactions of Fund shares at any time.                         Fund shares at any time.

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BY BANK WIRE. You may have your bank transmit funds by           BY BANK WIRE. The Funds can wire the proceeds of your redemption
federal funds wire to the Funds' custodian bank. (The            directly to your account at a commercial bank. A voided check must
authorization will be in effect unless you give the Funds        be attached to your application. (The authorization will be in
written notice of its termination.)                              effect unless you give the Fund written notice of its termination.)

o     if you choose this method to open a new account, you       o     your proceeds typically will be wired to your bank on the
      must call our toll-free number before you wire your              next business day after your order has been processed.
      investment and arrange to fax your completed
      application.                                               o     Gartmore Funds deducts a $20 service fee from the redemption proceeds for this service.
o     your bank may charge a fee to wire funds.
                                                                 o     your financial institution may also charge a fee for
o     the wire must be received by 4:00 p.m. in order to               receiving the wire.
      receive the current day's NAV.
                                                                 o     funds sent outside the U.S. may be subject to higher fees.

                                                                 BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your             BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can be
Gartmore Funds' account with proceeds from your bank via ACH     sent to your bank via ACH on the second business day after your
on the second business day after your purchase order has         order has been processed. A voided check must be attached to your
been processed. A voided check must be attached to your          application. Money sent through ACH should reach your bank in two
application. Money sent through ACH typically reaches            business days. There is no fee for this service. (The authorization
Gartmore Funds from your bank in two business days. There is     will be in effect unless you give the Funds written notice of its
no fee for this service. (The authorization will be in           termination.)
effect unless you give the Funds written notice of its
termination.)                                                    ACH IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement     RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans      administrator regarding transactions. Retirement plans or their
or their administrators wishing to conduct transactions          administrators wishing to conduct transactions should call our
should call our toll-free number. Eligible entities or           toll-free number. Eligible entities or individuals wishing to
individuals wishing to conduct transactions in Institutional     conduct transactions in Institutional Service Class or
Service Class or Institutional Class shares should call our      Institutional Class shares should call our toll-free number.
toll-free number.

                                              GARTMORE INTERNATIONAL SERIES | 27

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

28 | GARTMORE INTERNATIONAL SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES

To open an account                                         $    2,000 (per Fund)
To open an IRA account                                     $    1,000 (per Fund)
Additional investments                                     $      100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                          $    1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                        $                 50

--------------------------------------------------------------------------------
CLASS R SHARES

To open an account                                                   No Minimum
Additional investments                                               No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                         $   50,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

To open an account                                         $1,000,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund).

                                              GARTMORE INTERNATIONAL SERIES | 29

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C Shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

30 | GARTMORE INTERNATIONAL SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or redemptions and repurchases of Gartmore Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high--yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore Funds: Buying Shares-Share Price.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

                                              GARTMORE INTERNATIONAL SERIES | 31

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose exchange and redemption fees on certain funds if you redeem or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Market Neutral Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Core Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                            2.00%               90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%               30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%               30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%               30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                7
--------------------------------------------------------------------------------

32 | GARTMORE INTERNATIONAL SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

                                              GARTMORE INTERNATIONAL SERIES | 33

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

34 | GARTMORE INTERNATIONAL SERIES

SECTION 6 GARTMORE CHINA OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operations for the past five years, for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers LLP. Their report and the Funds' financial statements are included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.01          1.25         1.26
Year Ended October 31, 2005          $   11.24         0.09          0.33         0.42
Year Ended October 31, 2006          $   11.25         0.05          5.54         5.59
--------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.01          1.23         1.24
Year Ended October 31, 2005          $   11.23         0.03          0.31         0.34
Year Ended October 31, 2006          $   11.19        (0.04)         5.49         5.45
--------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00        (0.01)         1.24         1.23
Year Ended October 31, 2005          $   11.23         0.02          0.31         0.33
Year Ended October 31, 2006          $   11.19        (0.03)         5.48         5.45
--------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.01          1.24         1.25
Year Ended October 31, 2005          $   11.24         0.06          0.33         0.39
Year Ended October 31, 2006          $   11.23         0.08          5.44         5.52
--------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.02          1.25         1.27
Year Ended October 31, 2005          $   11.25         0.09          0.34         0.43
Year Ended October 31, 2006          $   11.25         0.11          5.51         5.62
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.02          1.25         1.27
Year Ended October 31, 2005          $   11.25         0.12          0.34         0.46
Year Ended October 31, 2006          $   11.27         0.05          5.58         5.63
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
                                            NET        NET                                 NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)         (0.02)         -           (0.02)        -      $    11.24        12.61%(e)
Year Ended October 31, 2005               (0.07)     (0.34)          (0.41)        -      $    11.25         3.58%
Year Ended October 31, 2006               (0.05)     (0.94)          (0.99)     0.01      $    15.86        53.19%
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)         (0.01)         -           (0.01)        -      $    11.23        12.38%(e)
Year Ended October 31, 2005               (0.04)     (0.34)          (0.38)        -      $    11.19         2.82%
Year Ended October 31, 2006               (0.01)     (0.94)          (0.95)     0.01      $    15.70        52.07%
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)             -          -               -         -      $    11.23        12.30%(e)
Year Ended October 31, 2005               (0.03)     (0.34)          (0.37)        -      $    11.19         2.79%
Year Ended October 31, 2006               (0.01)     (0.94)          (0.95)     0.01      $    15.70        52.11%
---------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)         (0.01)         -           (0.01)        -      $    11.24        12.46%(e)
Year Ended October 31, 2005               (0.06)     (0.34)          (0.40)        -      $    11.23         3.29%
Year Ended October 31, 2006               (0.03)     (0.94)          (0.97)     0.01      $    15.79        52.68%
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)         (0.02)         -           (0.02)        -      $    11.25        12.74%(e)
Year Ended October 31, 2005               (0.09)     (0.34)          (0.43)        -      $    11.25         3.63%
Year Ended October 31, 2006               (0.06)     (0.94)          (1.00)     0.01      $    15.88        53.57%
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)         (0.02)         -           (0.02)        -      $    11.25        12.74%(e)
Year Ended October 31, 2005               (0.10)     (0.34)          (0.44)        -      $    11.27         3.86%
Year Ended October 31, 2006               (0.06)     (0.94)          (1.00)     0.01      $    15.91        53.57%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                  RATIO OF NET
                                                                      RATIO         RATIO OF        INVESTMENT
                                                                     OF NET         EXPENSES     INCOME (LOSS)
                                                                 INVESTMENT        (PRIOR TO         (PRIOR TO
                                     NET ASSETS     RATIO OF         INCOME       REIMBURSE-        REIMBURSE-
                                      AT END OF     EXPENSES      (LOSS) TO        MENTS) TO         MENTS) TO
                                         PERIOD   TO AVERAGE        AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)   NET ASSETS     NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $    1,029         1.95%(f)       0.37%(f)         5.57%(f)         (3.25%)(f)        50.76%
Year Ended October 31, 2005          $    2,847         2.01%          0.95%            2.68%             0.28%           130.48%
Year Ended October 31, 2006          $   14,470         1.99%          0.44%            2.10%             0.33%           124.36%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $       19         2.65%(f)      (0.14%)(f)        6.09%(f)         (3.57%)(f)        50.76%
Year Ended October 31, 2005          $      315         2.74%          0.33%            3.41%            (0.34%)          130.48%
Year Ended October 31, 2006          $    1,210         2.73%         (0.47%)           2.85%            (0.59%)          124.36%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $       38         2.65%(f)      (1.42%)(f)        6.93%(f)         (5.69%)(f)        50.76%
Year Ended October 31, 2005          $    1,258         2.73%          0.24%            3.42%            (0.45%)          130.48%
Year Ended October 31, 2006          $    5,247         2.73%         (0.25%)           2.85%            (0.37%)          124.36%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1         2.40%(f)      (0.18%)(f)        4.86%(f)         (2.64%)(f)        50.76%
Year Ended October 31, 2005          $        1         2.22%          0.49%            2.87%            (0.16%)          130.48%
Year Ended October 31, 2006          $        7         2.28%          0.68%            2.36%             0.61%           124.36%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1         1.70%(f)       0.51%(f)         3.97%(f)         (1.75%)(f)        50.76%
Year Ended October 31, 2005          $        1         1.82%          0.84%            2.48%             0.18%           130.48%
Year Ended October 31, 2006          $      120         1.72%          1.34%            1.81%             1.25%           124.36%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    5,637         1.65%(f)       0.59%(f)         4.17%(f)         (1.93%)(f)        50.76%
Year Ended October 31, 2005          $    5,854         1.72%          0.98%            2.41%             0.29%           130.48%
Year Ended October 31, 2006          $    8,994         1.74%          0.31%            1.88%             0.17%           124.36%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

                                              GARTMORE INTERNATIONAL SERIES | 35

SECTION 6 GARTMORE EMERGING MARKETS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $    5.98        (0.03)         0.85         0.82
Year Ended October 31, 2003          $    6.80         0.03          3.71         3.74
Year Ended October 31, 2004          $   10.54         0.05          1.70         1.75
Year Ended October 31, 2005          $   12.27         0.08          3.47         3.55
Year Ended October 31, 2006          $   14.92         0.10          4.49         4.59
--------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $    5.94        (0.08)         0.85         0.77
Year Ended October 31, 2003          $    6.71            -          3.62         3.62
Year Ended October 31, 2004          $   10.33        (0.03)         1.67         1.64
Year Ended October 31, 2005          $   11.98        (0.01)         3.37         3.36
Year Ended October 31, 2006          $   14.48        (0.01)         4.35         4.34
--------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002          $    6.02        (0.08)         0.86         0.78
Year Ended October 31, 2003          $    6.80            -          3.67         3.67
Year Ended October 31, 2004          $   10.47        (0.02)         1.68         1.66
Year Ended October 31, 2005          $   12.14        (0.01)         3.42         3.41
Year Ended October 31, 2006          $   14.69        (0.01)         4.42         4.41
--------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   11.20         0.03          0.78         0.81
Year Ended October 31, 2005          $   12.01         0.04          3.41         3.45
Year Ended October 31, 2006          $   14.57         0.05          4.40         4.45
--------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $    6.01        (0.02)         0.87         0.85
Year Ended October 31, 2003          $    6.86         0.08          3.72         3.80
Year Ended October 31, 2004          $   10.66         0.09          1.72         1.81
Year Ended October 31, 2005          $   12.43         0.10          3.54         3.64
Year Ended October 31, 2006 (i)      $   15.14         0.17          4.56         4.73
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)    $   11.26         0.03          1.15         1.18
Year Ended October 31, 2005          $   12.43         0.11          3.53         3.64
Year Ended October 31, 2006          $   15.14         0.13          4.60         4.73
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
                                            NET        NET                                 NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002                   -          -               -            -   $     6.80        13.71%
Year Ended October 31, 2003                   -          -               -            -   $    10.54        55.00%
Year Ended October 31, 2004               (0.05)         -           (0.05)        0.03   $    12.27        16.97%
Year Ended October 31, 2005               (0.05)     (0.85)          (0.90)           -   $    14.92        30.02%
Year Ended October 31, 2006               (0.10)     (1.59)          (1.69)           -   $    17.82        32.89%
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002                   -          -               -            -   $     6.71        12.96%
Year Ended October 31, 2003                   -          -               -            -   $    10.33        53.95%
Year Ended October 31, 2004               (0.02)         -           (0.02)        0.03   $    11.98        16.14%
Year Ended October 31, 2005               (0.01)     (0.85)          (0.86)           -   $    14.48        29.30%
Year Ended October 31, 2006               (0.02)     (1.59)          (1.61)           -   $    17.21        31.97%
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002                   -          -               -            -   $     6.80        12.96%
Year Ended October 31, 2003                   -          -               -            -   $    10.47        53.97%
Year Ended October 31, 2004               (0.02)         -           (0.02)        0.03   $    12.14        16.21%
Year Ended October 31, 2005               (0.01)     (0.85)          (0.86)           -   $    14.69        29.20%
Year Ended October 31, 2006               (0.02)     (1.59)          (1.61)           -   $    17.49        31.92%
---------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)         (0.03)         -           (0.03)        0.03   $    12.01         7.50%(f)
Year Ended October 31, 2005               (0.04)     (0.85)          (0.89)           -   $    14.57        30.11%
Year Ended October 31, 2006               (0.11)     (1.59)          (1.70)           -   $    17.32        32.65%
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002                   -          -               -            -   $     6.86        14.14%
Year Ended October 31, 2003                   -          -               -            -   $    10.66        55.39%
Year Ended October 31, 2004               (0.07)         -           (0.07)        0.03   $    12.43        17.25%
Year Ended October 31, 2005               (0.08)     (0.85)          (0.93)           -   $    15.14        30.60%
Year Ended October 31, 2006 (i)           (0.14)     (1.59)          (1.73)           -   $    18.14        33.25%
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)         (0.04)         -           (0.04)        0.03   $    12.43        10.79%(f)
Year Ended October 31, 2005               (0.08)     (0.85)          (0.93)           -   $    15.14        30.60%
Year Ended October 31, 2006               (0.14)     (1.59)          (1.73)           -   $    18.14        33.32%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                      RATIO        RATIO OF        INVESTMENT
                                                                     OF NET        EXPENSES     INCOME (LOSS)
                                                                 INVESTMENT       (PRIOR TO         (PRIOR TO
                                     NET ASSETS     RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                      AT END OF     EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                         PERIOD   TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)   NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $    1,996         2.01%         (0.49%)          2.41%            (0.89%)           57.86%
Year Ended October 31, 2003          $    9,070         1.88%          0.61%           2.45%             0.05%           146.04%
Year Ended October 31, 2004          $   13,898         1.88%          0.41%           1.99%             0.31%           134.11%
Year Ended October 31, 2005          $   22,009         1.84%          0.55%             (h)               (h)           135.40%
Year Ended October 31, 2006          $   34,047         1.65%          0.60%           1.66%             0.59%           141.70%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $    1,443         2.71%         (1.18%)          3.22%            (1.69%)           57.86%
Year Ended October 31, 2003          $    2,010         2.55%          0.07%           3.18%            (0.56%)          146.04%
Year Ended October 31, 2004          $    2,900         2.55%         (0.27%)          2.65%            (0.37%)          134.11%
Year Ended October 31, 2005          $    4,062         2.52%         (0.11%)            (h)               (h)           135.40%
Year Ended October 31, 2006          $    6,013         2.31%         (0.08%)          2.32%            (0.09%)          141.70%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002          $       15         2.72%         (1.12%)          3.28%            (1.68%)           57.86%
Year Ended October 31, 2003          $    1,398         2.55%         (0.12%)          2.95%            (0.52%)          146.04%
Year Ended October 31, 2004          $    2,217         2.55%         (0.16%)          2.64%            (0.25%)          134.11%
Year Ended October 31, 2005          $    4,302         2.51%         (0.11%)            (h)               (h)           135.40%
Year Ended October 31, 2006          $    7,716         2.31%         (0.07%)          2.32%            (0.08%)          141.70%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1         2.15%(g)       0.26%(g)        2.28%(g)          0.13%(g)        134.11%
Year Ended October 31, 2005          $        9         1.82%          0.16%             (h)               (h)           135.40%
Year Ended October 31, 2006          $      456         1.84%         (0.01%)          1.94%            (0.11%)          141.70%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $    1,145         1.73%         (0.21%)          2.24%            (0.72%)           57.86%
Year Ended October 31, 2003          $    1,781         1.55%          1.07%           2.18%             0.44%           146.04%
Year Ended October 31, 2004          $    3,737         1.55%          0.81%           1.66%             0.70%           134.11%
Year Ended October 31, 2005          $    8,954         1.50%          0.83%             (h)               (h)           135.40%
Year Ended October 31, 2006 (i)      $    3,066         1.34%          1.01%           1.34%             1.00%           141.70%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)    $      236         1.55%(g)       0.81%(g)        1.71%(g)          0.65%(g)        134.11%
Year Ended October 31, 2005          $    2,631         1.49%          0.92%             (h)               (h)           135.40%
Year Ended October 31, 2006          $   10,390         1.30%          0.88%           1.33%             0.85%           141.70%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.

(i) Net investment income (loss) is based on average shares outstanding during the period.

36 | GARTMORE INTERNATIONAL SERIES

SECTION 6 GARTMORE INTERNATIONAL GROWTH FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

---------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $    6.19         0.01         (0.82)       (0.81)
Year Ended October 31, 2003          $    5.38        (0.01)         1.58         1.57
Year Ended October 31, 2004          $    6.98         0.01          0.79         0.80
Year Ended October 31, 2005          $    7.79         0.08          1.90         1.98
Year Ended October 31, 2006          $    9.69         0.02          3.68         3.70
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $    6.14        (0.03)        (0.81)       (0.84)
Year Ended October 31, 2003          $    5.30        (0.05)         1.54         1.49
Year Ended October 31, 2004          $    6.82        (0.05)         0.78         0.73
Year Ended October 31, 2005          $    7.56         0.01          1.83         1.84
Year Ended October 31, 2006          $    9.35        (0.08)         3.57         3.49
---------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002          $    6.17        (0.03)        (0.81)       (0.84)
Year Ended October 31, 2003          $    5.33        (0.05)         1.55         1.50
Year Ended October 31, 2004          $    6.86        (0.01)         0.74         0.73
Year Ended October 31, 2005          $    7.60         0.03          1.82         1.85
Year Ended October 31, 2006          $    9.40        (0.02)         3.54         3.52
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $    7.25         0.02          0.30         0.32
Year Ended October 31, 2005          $    7.58         0.07          1.86         1.93
Year Ended October 31, 2006          $    9.41        (0.04)         3.61         3.57
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $    6.22         0.03         (0.83)       (0.80)
Year Ended October 31, 2003          $    5.42         0.01          1.59         1.60
Year Ended October 31, 2004          $    7.05         0.02          0.81         0.83
Year Ended October 31, 2005          $    7.89         0.11          1.91         2.02
Year Ended October 31, 2006          $    9.81         0.02          3.77         3.79
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)    $    7.51            -          0.37         0.37
Year Ended October 31, 2005          $    7.89         0.11          1.91         2.02
Year Ended October 31, 2006          $    9.81         0.03          3.76         3.79
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                             DIVIDENDS
----------------------------------------------------------------------------------------------------------
                                            NET                                 NET ASSET
                                     INVESTMENT           TOTAL   REDEMPTION   VALUE, END        TOTAL
                                         INCOME   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002                   -               -            -   $     5.38       (13.09%)
Year Ended October 31, 2003                   -               -         0.03   $     6.98        29.74%
Year Ended October 31, 2004                   -               -         0.01   $     7.79        11.60%
Year Ended October 31, 2005               (0.08)          (0.08)           -   $     9.69        25.49%
Year Ended October 31, 2006               (0.04)          (0.04)           -   $    13.35        38.22%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002                   -               -            -   $     5.30       (13.68%)
Year Ended October 31, 2003                   -               -         0.03   $     6.82        28.68%
Year Ended October 31, 2004                   -               -         0.01   $     7.56        10.85%
Year Ended October 31, 2005               (0.05)          (0.05)           -   $     9.35        24.49%
Year Ended October 31, 2006               (0.01)          (0.01)           -   $    12.83        37.37%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002                   -               -            -   $     5.33       (13.61%)
Year Ended October 31, 2003                   -               -         0.03   $     6.86        28.71%
Year Ended October 31, 2004                   -               -         0.01   $     7.60        10.79%
Year Ended October 31, 2005               (0.05)          (0.05)           -   $     9.40        24.45%
Year Ended October 31, 2006               (0.02)          (0.02)           -   $    12.90        37.49%
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)             -               -         0.01   $     7.58         4.55%(f)
Year Ended October 31, 2005               (0.10)          (0.10)           -   $     9.41        25.37%
Year Ended October 31, 2006               (0.03)          (0.03)           -   $    12.95        38.01%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002                   -               -            -   $     5.42       (12.86%)
Year Ended October 31, 2003                   -               -         0.03   $     7.05        30.07%
Year Ended October 31, 2004                   -               -         0.01   $     7.89        11.91%
Year Ended October 31, 2005               (0.10)          (0.10)           -   $     9.81        25.72%
Year Ended October 31, 2006               (0.05)          (0.05)           -   $    13.55        38.76%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)             -               -         0.01   $     7.89         5.06%(f)
Year Ended October 31, 2005               (0.10)          (0.10)           -   $     9.81        25.72%
Year Ended October 31, 2006               (0.05)          (0.05)           -   $    13.55        38.76%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                      RATIO        RATIO OF        INVESTMENT
                                                                     OF NET        EXPENSES     INCOME (LOSS)
                                                                 INVESTMENT       (PRIOR TO         (PRIOR TO
                                     NET ASSETS     RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                      AT END OF     EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                         PERIOD   TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)   NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2002          $    1,965         1.76%          0.20%           2.10%            (0.14%)          226.70%
Year Ended October 31, 2003          $    2,592         1.65%          0.39%           2.37%            (0.33%)          304.72%
Year Ended October 31, 2004          $    3,096         1.65%          0.06%           2.10%            (0.38%)          262.09%
Year Ended October 31, 2005          $    7,980         1.65%          0.74%           1.90%             0.50%           247.22%
Year Ended October 31, 2006          $   26,565         1.69%         (0.04%)          1.70%            (0.05%)          175.91%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2002          $    1,840         2.46%         (0.50%)          2.85%            (0.89%)          226.70%
Year Ended October 31, 2003          $    2,395         2.40%         (0.36%)          3.12%            (1.08%)          304.72%
Year Ended October 31, 2004          $    2,695         2.40%         (0.70%)          2.84%            (1.14%)          262.09%
Year Ended October 31, 2005          $    3,444         2.40%          0.12%           2.81%            (0.30%)          247.22%
Year Ended October 31, 2006          $    6,031         2.41%         (0.80%)          2.42%            (0.82%)          175.91%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2002          $       10         2.46%         (0.53%)          2.95%            (1.02%)          226.70%
Year Ended October 31, 2003          $       16         2.40%         (0.37%)          3.12%            (1.09%)          304.72%
Year Ended October 31, 2004          $      112         2.40%         (0.23%)          2.87%            (0.70%)          262.09%
Year Ended October 31, 2005          $      272         2.40%          0.10%           2.69%            (0.19%)          247.22%
Year Ended October 31, 2006          $    9,566         2.40%         (0.62%)          2.40%            (0.62%)          175.91%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1         2.00%(g)       0.31%(g)        2.65%(g)         (0.33%)(g)       262.09%
Year Ended October 31, 2005          $        1         1.68%          0.81%           2.31%             0.18%           247.22%
Year Ended October 31, 2006          $        2         1.94%         (0.38%)          1.96%            (0.39%)          175.91%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2002          $    1,807         1.48%          0.48%           1.85%             0.11%           226.70%
Year Ended October 31, 2003          $    2,350         1.40%          0.64%           2.12%            (0.08%)          304.72%
Year Ended October 31, 2004          $    2,629         1.40%          0.30%           1.84%            (0.14%)          262.09%
Year Ended October 31, 2005          $    3,306         1.40%          1.12%           1.82%             0.70%           247.22%
Year Ended October 31, 2006          $    4,589         1.41%          0.17%           1.42%             0.15%           175.91%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)    $      189         1.40%(g)       0.03%(g)        1.94%(g)         (0.52%)(g)       262.09%
Year Ended October 31, 2005          $    1,372         1.40%          1.11%           1.61%             0.90%           247.22%
Year Ended October 31, 2006          $    3,742         1.41%          0.22%           1.42%             0.20%           175.91%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

                                              GARTMORE INTERNATIONAL SERIES | 37

                       This page intentionally left blank.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.nwdfunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;


o     by electronic request to publicinfo@sec.gov;


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                   (C) 2007 NWD Investment Management, Inc. All rights reserved.

                                                                     PR-INT 2/07

OPTIMAL ALLOCATIONS Series

GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
      (FORMERLY GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE) GARTMORE OPTIMAL ALLOCATIONS FUND: GROWTH
      (FORMERLY GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE)
GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY

                                                           [LOGO] Gartmore Funds

FundPROSPECTUS

February 28, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                                WWW.NWDFUNDS.COM

OPTIMAL ALLOCATIONS Series

These risk-based, diversified Funds feature significant allocations to specialty as well as core asset classes and may provide the opportunity for higher risk-adjusted returns than those provided by traditional asset allocation programs.

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FUND AND CLASS                                                                    TICKER
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Defensive Class A                               GODAX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Defensive Class B                               GODBX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Defensive Class C                               GODCX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Defensive Class R                               GODRX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Defensive Institutional Class                   GODIX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Defensive Institutional Service Class           GODSX
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Gartmore Optimal Allocations Fund: Moderate Class A                                GMAAX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Class B                                GMABX
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Gartmore Optimal Allocations Fund: Moderate Class C                                GMACX
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Gartmore Optimal Allocations Fund: Moderate Class R                                GMRRX
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Gartmore Optimal Allocations Fund: Moderate Institutional Class                    GMAIX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Institutional Service Class            GAMSX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Growth Class A                         GMMAX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Growth Class B                         GMMBX
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Gartmore Optimal Allocations Fund: Moderate Growth Class C                         GMMCX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Growth Class R                         GAGRX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Growth Institutional Class             GMMIX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Growth Institutional Service Class     GAASX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Growth Class A                                  GVAAX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Growth Class B                                  GVABX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Growth Class C                                  GAACX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Growth Class R                                  GAARX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Growth Institutional Class                      GAAIX
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Gartmore Optimal Allocations Fund: Growth Institutional Service Class              GVISX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class A                               GASAX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class B                               GASBX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class C                               GAMCX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class R                               GASRX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Institutional Class                   GASIX
----------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Institutional Service Class           GAISX
----------------------------------------------------------------------------------------

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TABLE OF CONTENTS

      3     SECTION 1: FUND SUMMARIES
               AND PERFORMANCE
            Gartmore Optimal Allocations Fund: Defensive
            Gartmore Optimal Allocations Fund: Moderate
            Gartmore Optimal Allocations Fund: Moderate Growth
            Gartmore Optimal Allocations Fund: Growth
            Gartmore Optimal Allocations Fund: Specialty

      16    SECTION 2: FUND DETAILS
            Additional Information about Investments,
               Investment Strategies and Risks

      17    SECTION 3: FUND MANAGEMENT
            Investment Adviser and Subadviser
            Portfolio Management
            Multi-Manager Structure

      19    SECTION 4: INVESTING WITH GARTMORE FUNDS
            Choosing a Share Class
            Sales Charges and Fees
            Revenue Sharing
            Contacting Gartmore Funds
            Buying Shares
            Fair Value Pricing
            Customer Identification Information
            Exchanging Shares
            Automatic Withdrawal Program
            Selling Shares
            Excessive or Short-Term Trading
            Exchange and Redemption Fees

      31    SECTION 5: DISTRIBUTIONS AND TAXES
            Income and Capital Gains Distributions
            Selling and Exchanging Shares
            Other Tax Jurisdictions
            Tax Status for Retirement Plans and Other Tax-
               Deferred Accounts
            Backup Withholding

      33    SECTION 6: FINANCIAL HIGHLIGHTS

      37    APPENDIX: DESCRIPTION OF UNDERLYING
               INVESTMENTS

                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 1

--------------------------------------------------------------------------------

OPTIMAL ALLOCATIONS Series

INTRODUCTION TO THE GARTMORE OPTIMAL ALLOCATIONS FUNDS

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE FIVE GARTMORE OPTIMAL ALLOCATIONS FUNDS (INDIVIDUALLY, "OPTIMAL FUND" OR "FUND" AND COLLECTIVELY, "OPTIMAL FUNDS" OR "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"). THE OPTIMAL FUNDS ARE DESIGNED TO PROVIDE BROADLY DIVERSIFIED INVESTMENT OPTIONS ACROSS A RANGE OF RISK LEVELS. EACH OPTIMAL FUND IS A "FUND OF FUNDS" THAT INVESTS PRIMARILY IN A COLLECTION OF OTHER MUTUAL FUNDS REPRESENTING A VARIETY OF ASSET CLASSES.

Gartmore Optimal Allocations Fund: Defensive
Gartmore Optimal Allocations Fund: Moderate
Gartmore Optimal Allocations Fund: Moderate Growth
Gartmore Optimal Allocations Fund: Growth
Gartmore Optimal Allocations Fund: Specialty

THE OPTIMAL FUNDS ARE PRIMARILY INTENDED TO PROVIDE A SOLUTION FOR INVESTORS
SEEKING:

o to achieve their financial objectives through a professionally developed asset allocation program and

o to maximize long-term total returns while targeting specific levels of risk through broad diversification among several asset classes, both traditional and specialty in nature.

To decide which of these Optimal Funds may be appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming. The Optimal Funds are not intended for all investors.

AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE OPTIMAL FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FPR ANY PERIOD OF TIME.
Each Funds investment objective can be changed without shareholder approval.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Optimal Fund has six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of an Optimal Fund represents an investment in the same assets of the Optimal Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Optimal Funds are set forth in the Fund Summaries.

Although each Fund is currently managed by Gartmore Mutual Fund Capital Trust (the "Adviser"), each Fund may employ a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies and marketing materials related to them will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

2 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 1 OPTIMAL ALLOCATIONS SERIES FUND SUMMARIES AND PERFORMANCE

INVESTMENT OBJECTIVES

Each Optimal Fund seeks to maximize total investment return for a given level of risk.

PRINCIPAL STRATEGIES

The Optimal Funds aim to provide diversification across varying blends of traditional asset classes--such as U.S. stocks, international stocks, U.S. bonds and short-term investments, and "Specialty Asset" classes--such as stocks of specific market sectors, emerging market stocks, international bonds, real estate investment trusts ("REITs"), commodity-linked instruments and alternative strategies--by investing in a professionally selected mix of underlying mutual funds offered by Gartmore Mutual Funds as well as unaffiliated mutual funds and exchange-traded funds (each, an "Underlying Fund" or collectively, "Underlying Funds"). Depending on its target risk level and continuing or anticipated economic and/or market conditions, each Optimal Fund invests different amounts in these asset classes and Underlying Funds.

GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE

The Defensive Fund pursues its objective by seeking to provide maximum real return while attempting to preserve capital. "Real return" means the amount of return realized on an investment when adjusted for inflation or deflation. The Defensive Fund's allocations are weighted towards investments in Specialty Assets, which typically consist of Underlying Funds that invest in a particular market sector or investment strategy, and which may offer the potential for greater returns, but also involve potentially greater risks. Specialty Assets consist of stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodity-linked derivatives and fixed-income securities backing such instruments and REITs. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Defensive Fund also invests in bonds and short-term investments to add income and reduce volatility. The Defensive Fund is not specifically a conservative investment option, although it may be appropriate for investors who have a lower tolerance for risk than aggressive investors and who are seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund's allocation is weighted toward U.S. stock and Specialty Asset investments, but also includes a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund may be appropriate for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income or those willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
(FORMERLY GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE)

The Moderate Growth Fund pursues its objective primarily by seeking growth of capital, but also by seeking income. The Moderate Growth Fund's allocation is significantly weighted toward U.S. stock and Specialty Asset investments, but also includes some bonds and short-term investments to reduce volatility. The Moderate Growth Fund may be appropriate for investors who want to maximize returns over the long-term and who have some tolerance for possible short-term losses.

GARTMORE OPTIMAL ALLOCATIONS FUND: GROWTH
(FORMERLY GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE)

The Growth Fund pursues its objective primarily by seeking growth of capital. The Growth Fund's allocation is heavily weighted toward U.S. stock and Specialty Asset investments. The Growth Fund may be appropriate for investors who are comfortable with substantial risk, who have a long investment time horizon and who want to maximize long-term returns potential and are better able to accept possible significant short-term or even long-term losses.

                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 3

GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY

The Specialty Fund pursues its objective primarily by seeking growth of capital. The Specialty Fund's allocation is heavily weighted towards investments in Specialty Assets. Specialty Assets may offer the potential for greater returns, but also involve potentially greater risks. In most cases, Specialty Assets represent investments in stocks and bonds, including many that are traded in foreign markets, but also may include REITs, commodity-linked derivatives and fixed-income securities backing such instruments. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Specialty Fund may be appropriate for investors who are comfortable with substantial risk or those who want to maximize long-term returns and who have a high tolerance for possible significant short-term or even long-term losses.

THE OPTIMAL FUNDS ARE GENERALLY NOT APPROPRIATE FOR CONSERVATIVE INVESTORS OR THOSE WITH A SHORT INVESTMENT TIME HORIZON.

The Optimal Funds invest predominantly in Underlying Funds that are actively managed, many by the Adviser or its affiliates. Certain other Underlying Funds are managed in a style that attempts to generally replicate the returns of a particular index. These Underlying Funds invest directly in a wide range of securities in various asset classes. You could invest in an Underlying Fund directly; however, the Optimal Funds offer the added benefits of professional asset allocation and an extra measure of diversification.

The Adviser establishes a target allocation range among different asset classes based on each Optimal Fund's risk profile and individual strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund's assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and individual strategies of each Optimal Fund and in order to achieve each Optimal Fund's investment objective.

4 | GARTMORE OPTIMAL ALLOCATIONS SERIES

Listed in the table below are the asset classes in which the Optimal Funds currently may invest and the target allocation ranges for each Optimal Fund that have been established by the Adviser as of February 28, 2007. While this table is intended to provide a depiction of the kinds of securities and the general proportions in which each Optimal Fund currently invests, over time these target asset class allocations are likely to change as economic and/or market conditions warrant in order for each Fund to continue to meet its objective. Even where an established target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Fund's asset allocations to "drift" from the target. Under ordinary circumstances, the Adviser will rebalance the assets of each Optimal Fund each quarter in order to conform its actual allocations to the target allocations applicable at that time. THE OPTIMAL FUNDS DO NOT NECESSARILY INVEST IN EVERY ASSET CLASS, AND THE OPTIMAL FUNDS RESERVE THE RIGHT TO CHANGE THE TARGET ALLOCATION RANGES AT ANY TIME AND WITHOUT NOTICE. FOR FUTURE INFORMATION ABOUT ASSET CLASS ALLOCATIONS, PLEASE REVIEW THE OPTIMAL FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS.

--------------------------------------------------------------------------------

ASSET CLASSES                                                  TARGET ALLOCATION RANGES+

                                                                         MODERATE
                                                DEFENSIVE    MODERATE     GROWTH      GROWTH       SPECIALTY
--------------------------------------------------------------------------------------------------------------
U.S. STOCKS                                             0%   10% - 25%   20% - 35%   20% - 40%           0%

   U.S. LARGE CAP STOCKS                                0%    5% - 15%   10% - 20%   15% - 30%           0%
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES
   IN THE STANDARD & POOR'S 500 INDEX.)
--------------------------------------------------------------------------------------------------------------
U.S. SMALL/MID-CAP STOCKS                               0%    5% - 10%    5% - 15%    5% - 15%           0%
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES
   IN THE RUSSELL 2000 INDEX OR THE
   RUSSELL MIDCAP INDEX.)
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                    0%    5% - 10%    5% - 15%    5% - 10%           0%
--------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM
INVESTMENTS                                      30% - 40%   20% - 30%    5% - 15%     0% - 5%         0-5%
--------------------------------------------------------------------------------------------------------------
SPECIALTY ASSETS                                 60% - 70%   40% - 60%   45% - 65%   50% - 70%   95% - 100%
   (CONSISTS OF UNDERLYING FUNDS THAT INVEST
   IN A PARTICULAR MARKET SECTOR OR
   SPECIALIZED INVESTMENT STRATEGY.)
--------------------------------------------------------------------------------------------------------------

Another way of describing the target asset class allocations for the Optimal Funds is as follows:

                                                                         MODERATE
                                                DEFENSIVE    MODERATE     GROWTH       GROWTH      SPECIALTY
--------------------------------------------------------------------------------------------------------------
OVERALL TARGET ALLOCATIONS+
   U.S. AND INTERNATIONAL STOCKS++                     40%         60%        80%          96%            96%
--------------------------------------------------------------------------------------------------------------
   BONDS AND SHORT-TERM INVESTMENTS++                  60%         40%        20%           4%             4%

+ As of February 28, 2007. The Optimal Funds reserve the right to change the target allocation ranges at any time and without notice.

++    Includes Underlying Fund investments considered to be "Specialty Assets."

--------------------------------------------------------------------------------

                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 5

PRINCIPAL RISKS

None of the Optimal Funds can guarantee that it will achieve its investment objective.

As with any fund, the value of each Optimal Fund's investments--and therefore, the value of each Optimal Fund's shares--may fluctuate. These changes may occur because of the following risks:

RISKS ASSOCIATED WITH THE OPTIMAL FUNDS

ASSET ALLOCATION RISK - Each Optimal Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Optimal Fund will be affected to varying degrees by stock and bond market risks, among others. Each Optimal Fund invests a significant proportion of its respective assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of the Optimal Fund's investment allocation to it.

PERFORMANCE RISK - Each Optimal Fund's investment performance is directly tied to the performance of the Underlying Funds in which each Optimal Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Optimal Funds' performance could be negatively affected. There can be no assurance that any Optimal Fund or Underlying Fund will achieve its investment objective.

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

The following are risks applicable to the Underlying Funds and their corresponding asset classes.

RISKS ASSOCIATED WITH STOCKS

STOCK MARKET RISK - refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

CONCENTRATION RISK - the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular industry or industries. Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups.

To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

o     government regulation;

o     economic cycles;

o     rapid change in products or services or

o     competitive pressures.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks.

SHORT-SALES RISK - An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such

6 | GARTMORE OPTIMAL ALLOCATIONS SERIES
loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund's unrealized gain or reducing the Underlying Fund's unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund's needs for immediate cash or other liquidity.

An Underlying Fund's performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

RISKS ASSOCIATED WITH INTERNATIONAL SECURITIES

FOREIGN SECURITIES RISK -foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Optimal Funds may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS

CREDIT RISK - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

EXTENSION RISK - the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

INFLATION RISK - the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

INTEREST RATE RISK - the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

LOWER-RATED SECURITIES RISK - refers to the possibility that an Underlying Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund's investments in lower-rated securities may involve the following specific risks:

o greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

o wider price fluctuations due to changing interest rates and/or adverse economic and business developments and

o     greater risk of loss due to declining credit quality.

                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 7

PREPAYMENT RISK - as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund's income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset- backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

TIPS BOND RISK - TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

ADDITIONAL RISKS THAT MAY AFFECT THE OPTIMAL FUNDS

DERIVATIVES RISK - the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

o the other party in the derivatives contract may fail to fulfill that party's obligations;

o the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

NON-DIVERSIFIED FUND RISK - certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Underlying Fund's value and total return.

REDEMPTION FEE RISK - certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as "market timing," and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Optimal Funds do not intend to engage in market timing in Underlying Fund shares. However, each Optimal Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Optimal Fund's own shares, to conduct periodic rebalancing of the Fund's assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Optimal Fund's purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Optimal Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

PORTFOLIO TURNOVER RISK - The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Optimal Fund shareholders.

If the value of an Optimal Fund's investments goes down, you may lose money.

8 | GARTMORE OPTIMAL ALLOCATIONS SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both potential risks and potential rewards for each Fund. The bar chart shows how each Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares each Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in each Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Performance information is not included for the Optimal Allocations Fund:
Defensive because that Fund did not complete one full year of operations as of the date of this prospectus.

OPTIMAL ALLOCATIONS FUND: MODERATE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                  [BAR CHART]

2005      2006
---------------
7.69%    12.40%

BEST QUARTER: 5.27% - 4TH QTR OF 2006
WORST QUARTER: -1.59% - 2ND QTR OF 2006

OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

2005      2006
---------------
9.62%    14.19%

BEST QUARTER: 6.54% - 4TH QTR OF 2006
WORST QUARTER: -2.80% - 2ND QTR OF 2006

OPTIMAL ALLOCATIONS FUND: GROWTH
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

 2005     2006
---------------
10.22%   15.52%

BEST QUARTER: 7.84% - 1ST QTR OF 2006
WORST QUARTER: -4.13% - 2ND QTR OF 2006

OPTIMAL ALLOCATIONS FUND: SPECIALTY
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

 2005     2006
---------------
10.46%   18.64%

BEST QUARTER: 9.49% - 1ST QTR OF 2006
WORST QUARTER: -3.87% - 1ST QTR OF 2005

After-tax returns are shown in the tables on the following page for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 9

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: MODERATE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                 SINCE INCEPTION
                                                       1 YEAR    (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                            5.93%              9.36%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions            4.65%              7.79%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
  Sales of Shares                                        4.07%              7.14%
---------------------------------------------------------------------------------
Class B shares - Before Taxes                            6.58%              9.79%
---------------------------------------------------------------------------------
Class C shares - Before Taxes                           10.64%             10.98%
---------------------------------------------------------------------------------
Class R shares - Before Taxes                           12.05%             11.38%
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       12.78%             12.02%
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               12.68%             12.07%
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     15.79%             11.14%
---------------------------------------------------------------------------------
Moderate Composite Index(3)                             13.22%             10.68%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                 SINCE INCEPTION
                                                       1 YEAR    (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                            7.61%             11.01%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions            6.31%              9.31%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
  Sales of Shares                                        5.21%              8.51%
---------------------------------------------------------------------------------
Class B shares - Before Taxes                            8.40%             11.82%
---------------------------------------------------------------------------------
Class C shares - Before Taxes                           12.43%             12.81%
---------------------------------------------------------------------------------
Class R shares - Before Taxes                           13.71%             13.26%
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       14.47%             13.88%
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               14.46%             13.94%
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     15.79%             11.14%
---------------------------------------------------------------------------------
Moderate Growth Composite Index(3)                      13.22%             12.04%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: GROWTH
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                 SINCE INCEPTION
                                                       1 YEAR    (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                            8.83%             12.19%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions            7.36%             10.43%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
  Sales of Shares                                        6.16%              9.56%
---------------------------------------------------------------------------------
Class B shares - Before Taxes                            9.68%             12.93%
---------------------------------------------------------------------------------
Class C shares - Before Taxes                           13.67%             13.94%
---------------------------------------------------------------------------------
Class R shares - Before Taxes                           15.01%             14.38%
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       15.69%             14.96%
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               15.85%             15.09%
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     15.79%             11.14%
---------------------------------------------------------------------------------
Growth Composite Index(3)                               17.91%             13.61%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: SPECIALTY
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                 SINCE INCEPTION
                                                       1 YEAR    (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares -Before Taxes                            11.79%             14.34%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           10.37%             12.70%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
  Sales of Shares                                        7.92%             11.44%
---------------------------------------------------------------------------------
Class B shares - Before Taxes                           12.76%             15.28%
---------------------------------------------------------------------------------
Class C shares - Before Taxes                           16.77%             16.21%
---------------------------------------------------------------------------------
Class R shares - Before Taxes                           18.32%             16.79%
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       18.84%             17.29%
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               18.99%             17.43%
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     15.79%             11.14%
---------------------------------------------------------------------------------
Specialty Composite Index(3)                            17.91%             14.52%
---------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Each Fund is compared to the actual returns of the S&P 500 Index, a broad-based index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3 Each Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. These Composite Indexes do not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Indexes would be lower. Individuals cannot invest directly in a Composite Index. The components of the respective Composite Indexes and their weightings are as follows:

o MODERATE COMPOSITE INDEX: 40% Standard and Poor's (S&P) 500(R) Index, 40% Lehman Brothers (LB) U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index.

o MODERATE GROWTH COMPOSITE INDEX: 60% S&P 500(R) Index, 20% LB U.S. Aggregate Index and 20% MSCI EAFE(R) Index.

o GROWTH COMPOSITE INDEX: 70% S&P 500(R) Index, 25% MSCI EAFE(R) Index and 5% LB U.S. Aggregate Index.

o     SPECIALTY COMPOSITE INDEX: 70% S&P 500(R) Index and 30% MSCI EAFE(R)
      Index.

10 | GARTMORE OPTIMAL ALLOCATIONS SERIES

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Optimal Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may indirectly pay through ownership of shares of the Optimal Funds. See "Indirect Expenses Paid by the Funds" below.

--------------------------------------------------------------------------------
DEFENSIVE FUND

                                                                                            INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM       CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
YOUR INVESTMENT)(1)                         SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)     None         None         None            None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)      5.00%(4)     1.00%(5)     None            None            None
--------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                      0.15%        0.15%        0.15%        0.15%           0.15%           0.15%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                              0.25%        1.00%        1.00%        0.50%           None            None
--------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                             2.78%        2.73%        2.73%        2.93%           2.83%           2.73%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES+                           3.18%        3.88%        3.88%        3.58%           2.98%           2.88%
--------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                                 2.63%        2.63%        2.63%        2.63%           2.63%           2.63%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                    0.55%        1.25%        1.25%        0.95%           0.35%           0.25%
--------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)        0.74%        0.74%        0.74%        0.74%           0.74%           0.74%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                     1.29%        1.99%        1.99%        1.69%           1.09%           0.99%
--------------------------------------------------------------------------------------------------------------------------

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 11

--------------------------------------------------------------------------------
MODERATE FUND

                                                                                            INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM       CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
YOUR INVESTMENT)(1)                         SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)     None        None          None            None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)      5.00%(4)     1.00%(5)     None            None            None
--------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)           0.15%        0.15%        0.15%        0.15%           0.15%           0.15%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)          0.25%        1.00%        1.00%        0.50%           None            None
--------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                             0.41%        0.39%        0.39%        0.59%           0.47%           0.39%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                            0.81%        1.54%        1.54%        1.24%           0.62%           0.54%
--------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                                 0.29%        0.29%        0.29%        0.29%           0.29%           0.29%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                    0.52%        1.25%        1.25%        0.95%           0.33%           0.25%
--------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)        0.97%        0.97%        0.97%        0.97%           0.97%           0.97%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                     1.49%        2.22%        2.22%        1.92%           1.30%           1.22%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MODERATE GROWTH FUND

                                                                                            INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM       CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
YOUR INVESTMENT)(1)                         SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)     None         None         None            None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)      5.00%(4)     1.00%(5)     None            None            None
--------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)           0.15%        0.15%        0.15%        0.15%           0.15%           0.15%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)          0.25%        1.00%        1.00%        0.50%           None            None
--------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                             0.47%        0.45%        0.45%        0.65%           0.56%           0.45%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                            0.87%        1.60%        1.60%        1.30%           0.71%           0.60%
--------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                                 0.35%        0.35%        0.35%        0.35%           0.35%           0.35%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                    0.52%        1.25%        1.25%        0.95%           0.36%           0.25%
--------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)        1.07%        1.07%        1.07%        1.07%           1.07%           1.07%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                     1.59%        2.32%        2.32%        2.02%           1.43%           1.32%
--------------------------------------------------------------------------------------------------------------------------

12 | GARTMORE OPTIMAL ALLOCATIONS SERIES

--------------------------------------------------------------------------------
GROWTH FUND

                                                                                            INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM       CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
YOUR INVESTMENT)(1)                         SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of offering
price)                                        5.75%(2)     None         None         None            None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)      5.00%(4)     1.00%(5)     None            None            None
--------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)           0.15%        0.15%        0.15%        0.15%           0.15%           0.15%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)          0.25%        1.00%        1.00%        0.50%           None            None
--------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                             0.96%        0.95%        0.95%        1.15%           1.05%           0.95%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL
FUND OPERATING EXPENSES                       1.36%        2.10%        2.10%        1.80%           1.20%           1.10%
--------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                                 0.85%        0.85%        0.85%        0.85%           0.85%           0.85%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                    0.51%        1.25%        1.25%        0.95%           0.35%           0.25%
--------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)        1.18%        1.18%        1.18%        1.18%           1.18%           1.18%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                            1.69%        2.43%        2.43%        2.13%           1.53%           1.43%
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SPECIALTY FUND

                                                                                            INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM       CLASS A      CLASS B      CLASS C      CLASS R   SERVICE CLASS   INSTITUTIONAL
YOUR INVESTMENT)(1)                         SHARES       SHARES       SHARES       SHARES          SHARES    CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of offering
price)                                        5.75%(2)     None         None         None            None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)      5.00%(4)     1.00%(5)     None            None            None
--------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)           0.15%        0.15%        0.15%        0.15%           0.15%           0.15%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)          0.25%        1.00%        1.00%        0.50%           None            None
--------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                             0.35%        0.34%        0.34%        0.54%           0.43%           0.34%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL
FUND OPERATING EXPENSES                       0.75%        1.49%        1.49%        1.19%           0.58%           0.49%
--------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/ Expense
Reimbursement                                 0.24%        0.24%        0.24%        0.24%           0.24%           0.24%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                    0.51%        1.25%        1.25%        0.95%           0.34%           0.25%
--------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)        1.31%        1.31%        1.31%        1.31%           1.31%           1.31%
--------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                            1.82%        2.56%        2.56%        2.26%           1.65%           1.56%
--------------------------------------------------------------------------------------------------------------------------

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 13

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 1.00% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Gartmore Funds:
      Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees were: 0.02%, 0.02%, 0.01% and 0.01% for Class A, 0.20%,
      0.20%, 0.20% and 0.20% for Class R and 0.08%, 0.11%, 0.10% and 0.09% for
      Institutional Service Class shares of the Moderate, Moderate Growth, Growth and Specialty Funds, respectively. Administrative services fees for the Defensive Fund are estimated to be 0.05%, 0.20% and 0.10% for Class A, Class R and Institutional Service Class shares, respectively, during the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

7 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses in each share class to 0.25% at least through February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Direct Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.75% for Class A shares, 1.00% for Class R shares and 0.50% for Institutional Service Class shares before the Adviser would be required to further limit each Optimal Fund's expenses.

8 Because the Optimal Funds invest primarily in mutual funds, the Optimal Funds are shareholders of those Underlying Funds. The Underlying Funds do not charge the Optimal Funds any sales charge for buying or selling shares. However, the Optimal Funds indirectly pay a portion of the Underlying Funds' operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how the Optimal Funds' assets are spread among the Underlying Funds.

+ Expenses are based on the Defensive Fund's projected average net assets for the current fiscal year.

14 | GARTMORE OPTIMAL ALLOCATIONS SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in an Optimal Fund with cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Optimal Funds for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
DEFENSIVE FUND
--------------------------------------------------------------------------------
Class A shares*                            $  699   $ 1,473
--------------------------------------------------------------------------------
Class B shares                             $  702   $ 1,457
--------------------------------------------------------------------------------
Class C shares                             $  302   $ 1,157
--------------------------------------------------------------------------------
Class R shares                             $  172   $ 1,070
--------------------------------------------------------------------------------
Institutional Service Class shares         $  111   $   894
--------------------------------------------------------------------------------
Institutional Class shares                 $  101   $   864
--------------------------------------------------------------------------------
MODERATE FUND
--------------------------------------------------------------------------------
Class A shares*                            $  718   $ 1,076   $ 1,459   $  2,527
--------------------------------------------------------------------------------
Class B shares                             $  725   $ 1,054   $ 1,510   $  2,560
--------------------------------------------------------------------------------
Class C shares                             $  325   $   754   $ 1,310   $  2,824
--------------------------------------------------------------------------------
Class R shares                             $  195   $   663   $ 1,158   $  2,522
--------------------------------------------------------------------------------
Institutional Service Class shares         $  132   $   474   $   838   $  1,865
--------------------------------------------------------------------------------
Institutional Class shares                 $  124   $   449   $   796   $  1,777
--------------------------------------------------------------------------------
MODERATE GROWTH FUND
--------------------------------------------------------------------------------
Class A shares*                            $  727   $ 1,117   $ 1,531   $  2,682
--------------------------------------------------------------------------------
Class B shares                             $  735   $ 1,096   $ 1,584   $  2,717
--------------------------------------------------------------------------------
Class C shares                             $  335   $   796   $ 1,384   $  2,977
--------------------------------------------------------------------------------
Class R shares                             $  205   $   706   $ 1,234   $  2,680
--------------------------------------------------------------------------------
Institutional Service Class shares         $  146   $   526   $   932   $  2,066
--------------------------------------------------------------------------------
Institutional Class shares                 $  134   $   492   $   875   $  1,947
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
Class A shares*                            $  737   $ 1,244   $ 1,776   $  3,225
--------------------------------------------------------------------------------
Class B shares                             $  746   $ 1,231   $ 1,839   $  3,270
--------------------------------------------------------------------------------
Class C shares                             $  346   $   931   $ 1,639   $  3,519
--------------------------------------------------------------------------------
Class R shares                             $  216   $   842   $ 1,493   $  3,239
--------------------------------------------------------------------------------
Institutional Service Class shares         $  156   $   661   $ 1,194   $  2,651
--------------------------------------------------------------------------------
Institutional Class shares                 $  146   $   631   $ 1,143   $  2,550
--------------------------------------------------------------------------------
SPECIALTY FUND
--------------------------------------------------------------------------------
Class A shares*                            $  749   $ 1,162   $ 1,599   $  2,809
--------------------------------------------------------------------------------
Class B shares                             $  759   $ 1,145   $ 1,658   $  2,851
--------------------------------------------------------------------------------
Class C shares                             $  359   $   845   $ 1,458   $  3,111
--------------------------------------------------------------------------------
Class R shares                             $  229   $   756   $ 1,309   $  2,818
--------------------------------------------------------------------------------
Institutional Service Class shares         $  169   $   571   $   999   $  2,192
--------------------------------------------------------------------------------
Institutional Class shares                 $  159   $   543   $   952   $  2,096
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
DEFENSIVE FUND
--------------------------------------------------------------------------------
Class B shares                             $  202   $ 1,157
--------------------------------------------------------------------------------
Class C shares                             $  202   $ 1,157
--------------------------------------------------------------------------------
MODERATE FUND
--------------------------------------------------------------------------------
Class B shares                             $  225   $   754   $ 1,310   $  2,560
--------------------------------------------------------------------------------
Class C shares                             $  225   $   754   $ 1,310   $  2,824
--------------------------------------------------------------------------------
MODERATE GROWTH FUND
--------------------------------------------------------------------------------
Class B shares                             $  235   $   796   $ 1,384   $  2,717
--------------------------------------------------------------------------------
Class C shares                             $  235   $   796   $ 1,384   $  2,977
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
Class B shares                             $  246   $   931   $ 1,639   $  3,270
--------------------------------------------------------------------------------
Class C shares                             $  246   $   931   $ 1,639   $  3,519
--------------------------------------------------------------------------------
SPECIALTY FUND
--------------------------------------------------------------------------------
Class B shares                             $  259   $   845   $ 1,458   $  2,811
--------------------------------------------------------------------------------
Class C shares                             $  259   $   845   $ 1,458   $  3,111
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Optimal Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 15

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES -- The Optimal Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through professionally designed, risk-based allocation models and professionally selected investments in the Underlying Funds.

First, the Adviser determines each Optimal Fund's target asset class allocations. The Adviser bases this decision on each Optimal Fund's target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates Advisors LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. that provides asset allocation consulting services, to develop recommended target allocations to the asset classes within each Optimal Fund. However, the Adviser ultimately has sole responsibility for determining each Optimal Fund's target allocation range, asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Optimal Fund's investment objective and target risk level. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Optimal Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews target allocation ranges, asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the target allocation ranges, asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in order to meet the investment objective. There can be no guarantee that any of the Optimal Funds will meet its respective objective.

TEMPORARY INVESTMENTS -- Each of the Optimal Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances, or if the Optimal Fund's management believes that business, economic, political or financial conditions warrant, an Optimal Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Optimal Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Optimal Fund may invest. Should this occur, an Optimal Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Optimal Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

16 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Optimal Funds' investment adviser. The Adviser manages the investment of the Optimal Funds' assets and supervises the daily business affairs of the Optimal Funds. The Adviser was organized in 1999 as an investment adviser for mutual funds. The Adviser is part of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company.

On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of the Adviser, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase the Adviser (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with the Adviser. The purchase of the Adviser by NFS may be deemed to constitute a change of control, terminating the Adviser's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with the Adviser with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with the Adviser are subject to the approval of the Fund's respective shareholders. The sale of the Adviser to NFS currently is anticipated to close during the second quarter of 2007.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

The Adviser determines the target allocation ranges and asset allocation for each Fund, selects the appropriate mix of Underlying Funds, monitors the performance and positioning of the Underlying Funds, and also selects and monitors any non-affiliated mutual funds held by the Funds. For these services, each Optimal Fund pays the Adviser an annual management fee based on each Optimal Fund's average daily net assets. This is in addition to the indirect investment management fees that the Optimal Funds pay as shareholders of affiliated Underlying Funds that the Adviser also manages. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2006, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was 0.15%.

The total annual advisory fee that can be paid to the Adviser (as a percentage of each Fund's average daily net assets) is 0.15% for each Optimal Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period from November 1, 2006 to April 30, 2007.

PORTFOLIO MANAGEMENT

William H. Miller, Senior Portfolio Manager, is the portfolio manager of the Funds and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Miller joined the Adviser in July 1999. He is also the portfolio manager of the Gartmore Investor Destinations Funds and the Gartmore GVIT Investor Destinations Funds, which are other asset allocation funds advised by NWD Investments. Mr. Miller was the co-portfolio Manager of the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund from September 2000 until April 2006. Prior to joining NWD Investments, Mr. Miller was a Senior Portfolio Manager at Putnam Investments from 1997 to 1999 and Vice President and Assistant Portfolio Manager at Delaware Management Company from 1995 to 1997.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 17

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a non-affiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new non-affiliated subadviser is hired for any of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to any subadvised Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend the hiring of a subadviser, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or any of the Funds will obtain favorable results at any given time.

18 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 4 INVESTING WITH GARTMORE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES       POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge    A front-end sales charge means that a portion
up to 5.75%                  of your initial investment goes toward the
                             sales charge and is not invested.

Contingent deferred       Reduction and waivers of sales charges may be
sales charge (CDSC)(1)       available.

Annual service and/or     Total annual operating expenses are lower than Class B
12b-1 fee of 0.25%           and Class C expenses, which means higher dividends
Administrative services      and/or net asset value ("NAV") per share.
fee up to 0.25%

                          No conversion feature.

                          No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%          No front-end sales charge means your full
                             investment immediately goes toward buying
                             shares.
                          No reduction of CDSC, but waivers may be available.
                          The CDSC declines 1% in most years to zero after
                             six years.

Annual service and/or     Total annual operating expenses are higher than Class
12b-1 fee of 1.00%           A expenses, which means  lower dividends
No administrative            and/or NAV  per share.
services fee
                          Automatic conversion to Class A shares after seven
                             years, which means lower annual expenses in the
                             future.

                          Maximum investment amount of $100,000. Larger
                             investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%             No front-end sales charge means your full investment
                             immediately goes toward buying shares.
                          No reduction of CDSC, but waivers may be available.
                          The CDSC declines to zero after one year.

Annual service and/or     Total annual operating expenses are higher than Class
12b-1 fee of 1.00%           A expenses, which means lower dividends and/or
No administrative            NAV per share.
services fee
                          No conversion feature.

                          Maximum investment amount of $1,000,000(2). Larger
                             investments may be rejected.
--------------------------------------------------------------------------------

1 Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

2     This limit was calculated based on a one-year holding period.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 19

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

-----------------------------------------------------------------------------------
                                   SALES CHARGE AS A PERCENTAGE OF
                                   -------------------------------          DEALER
                                                       NET AMOUNT    COMMISSION AS
AMOUNT OF                          OFFERING              INVESTED    PERCENTAGE OF
PURCHASE                              PRICE       (APPROXIMATELY)   OFFERING PRICE
-----------------------------------------------------------------------------------
Less than $50,000                      5.75%                 6.10%            5.00%
-----------------------------------------------------------------------------------
$50,000 to $99,999                     4.75                  4.99             4.00
-----------------------------------------------------------------------------------
$100,000 to $249,999                   3.50                  3.63             3.00
-----------------------------------------------------------------------------------
$250,000 to $499,999                   2.50                  2.56             2.00
-----------------------------------------------------------------------------------
$500,000 to $999,999                   2.00                  2.04             1.75
-----------------------------------------------------------------------------------
$1 million or more                     None                  None             None*
-----------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nwdfunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, CLass B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

20 | GARTMORE OPTIMAL ALLOCATIONS SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Gartmore Distribution Services, Inc. (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares (Class D shares are offered by other Gartmore Funds, but not these Funds);

o     retirement plans;

o investment advisory clients of the Adviser, Gartmore SA Capital Trust and their affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN
REDEMPTIONS OF CLASS A SHARES
--------------------------------------------------------------------------------

AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              1.00%            0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 21

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

----------------------------------------------------------------------------------
                                                                          7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   OR MORE
----------------------------------------------------------------------------------
Sales charge        5%        4%        3%        3%        2%        1%        0%
----------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

22 | GARTMORE OPTIMAL ALLOCATIONS SERIES

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of the Adviser or its affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                      AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                             0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                             1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                             1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                             0.50% (0.25% of which may be either
                                           a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING

The Adviser and/or its affiliates (collectively, "NWD Investments") may make payments for marketing, promotional or related services provided by broker-dealers and other financial

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 23
intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NWD Investments' own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NWD Investments, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NWD Investments.

In addition to the revenue sharing payments described above, NWD Investments may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NWDFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Gartmore Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

FUND TRANSACTIONS--CLASS A, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

24 | GARTMORE OPTIMAL ALLOCATIONS SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Optimal Fund's NAV to receive that day's NAV.

HOW TO BUY SHARES                                              HOW TO EXCHANGE* OR SELL** SHARES
---------------------------------------------------------------------------------------------------------------------------
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.   *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND  MAY SUSPEND        UPON 60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.
                                                               **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                     "MEDALLION SIGNATURE GUARANTEE" BELOW.
---------------------------------------------------------------------------------------------------------------------------

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has        THROUGH AN AUTHORIZED INTERMEDIARY. Through an authorized
relationships with certain brokers and other financial         intermediary. The Distributor has relationships with certain
intermediaries who are authorized to accept purchase,          brokers and other financial intermediaries who are
exchange and redemption orders for the Funds. Your             authorized to accept purchase, exchange and redemption
transaction is processed at the NAV next calculated after      orders for the Funds. Your transaction is processed at the
the Funds' agent or an authorized intermediary receives        NAV next calculated after the Funds' agent or an authorized
your order in proper form.                                     intermediary receives your order in proper form.
---------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check         BY MAIL OR FAX. You may request an exchange or redemption
made payable to: Gartmore Funds. Payment must be made in       by mailing or faxing a letter to Gartmore Funds. The letter
U.S. dollars and drawn on a U.S. bank. THE FUNDS DO NOT        must include your account number(s) and the name(s) of the
ACCEPT CASH, STARTER CHECKS, THIRD-PARTY CHECKS,               Fund(s) you wish to exchange from and to. The letter must
TRAVELERS' CHECKS, CREDIT CARD CHECKS OR MONEY ORDERS.         be signed by all account owners. We reserve the right to
                                                               request original documents for any faxed requests.
---------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges     BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The        unless you decline this option on your application. The
Funds follow procedures to confirm that telephone              Funds follow procedures to confirm that telephone
instructions are genuine and will not be liable for any        instructions are genuine and will not be liable for any
loss, injury, damage or expense that results from              loss, injury, damage or expense that results from executing
executing such instructions. The Funds may revoke              such instructions. The Funds may revoke telephone
telephone privileges at any time, without notice to            privileges at any time, without notice to shareholders. For
shareholders.                                                  redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                               ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                               payable to the shareholder(s) of record will be mailed to
                                                               the address of record.

                                                               The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
---------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore         ON-LINE. Transactions may be made through the Gartmore
Funds' website. However, the Funds may discontinue on-line     Funds' website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                       transactions of Fund shares at any time.
---------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by         BY BANK WIRE. The Funds can wire the proceeds of your
federal funds wire to the Funds' custodian bank. (The          redemption directly to your account at a commercial bank. A
authorization will be in effect unless you give the Funds      voided check must be attached to your application. (The
written notice of its termination.)                            authorization will be in effect unless you give the Funds
                                                               written notice of its termination.)
o     if you choose this method to open a new account, you
      must call our toll-free number before you wire your      o     your proceeds typically will be wired to your bank on
      investment and arrange to fax your completed                   the next business day after your order has been
      application.                                                   processed.

o     your bank may charge a fee to wire funds.                o     Gartmore Funds deducts a $20 service fee from the
                                                                     redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order
      to receive the current day's NAV.                        o     your financial institution may also charge a fee for
                                                                     receiving the wire.

                                                               o     funds sent outside the U.S. may be subject to higher
                                                                     fees.

                                                               BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
---------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your           BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Gartmore Funds' account with proceeds from your bank via       can be sent to your bank via ACH on the second business day
ACH on the second business day after your purchase order       after your order has been processed. A voided check must be
has been processed. A voided check must be attached to         attached to your application. Money sent through ACH should
your application. Money sent through ACH typically reaches     reach your bank in two business days. There is no fee for
Gartmore Funds from your bank in two business days. There      this service. (The authorization will be in effect unless
is no fee for this service. (The authorization will be in      you give the Funds written notice of its termination.)
effect unless you give the Funds written notice of its
termination.)                                                  ACH IS NOT AN OPTION FOR EXCHANGES.
---------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their              RETIREMENT PLAN PARTICIPANTS should contact their
retirement plan administrator regarding transactions.          retirement plan administrator regarding transactions.
Retirement plans or their administrators wishing to            Retirement plans or their administrators wishing to conduct
conduct transactions should call our toll-free number.         transactions should call our toll-free number. Eligible
Eligible entities or individuals wishing to conduct            entities or individuals wishing to conduct transactions in
transactions in Institutional Service Class or                 Institutional Service Class or Institutional Class shares
Institutional Class shares should call our toll-free           should call our toll-free number.
number.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 25

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Investments in other registered mutual funds are valued based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which thay are listed.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Optimal Funds' NAVs are calculated based upon the net asset values of the Underlying Funds in which the Optimal Funds invest. The prospectuses for these Underlying Funds explain the circumstances under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.

--------------------------------------------------------------------------------
The Optimal Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

26 | GARTMORE OPTIMAL ALLOCATIONS SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                          $2,000 (per Fund)
To open an IRA account                                      $1,000 (per Fund)
Additional investments                                        $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                           $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                       $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                 No Minimum
Additional investments                                             No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                         $50,000 (per Fund)
Additional investments                                             No Minimum

INSTITUTIONAL CLASS SHARES
To open an account                                      $1,000,000 (per Fund)
Additional investments                                             No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain
retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum
account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 27

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund).

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C Shares of the another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received.

Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

28 | GARTMORE OPTIMAL ALLOCATIONS SERIES

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SECTION 4 INVESTING WITH GARTMORE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or redemptions and repurchases of Gartmore Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading, as may be the Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high--yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore Funds: Buying Shares--Share Price.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 29

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose exchange and redemption fees on certain funds if you sell or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Gartmore Optimal Allocations Funds. However, other Gartmore Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.

--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
                 FUND                          REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                               2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Market Neutral Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Core Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                            2.00%               90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%               30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%               30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%               30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                7
--------------------------------------------------------------------------------

30 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 31

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

32 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or periods ended October
31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. Information is not included for the Optimal Allocations Fund: Defensive because the Fund did not commence operations until after October 31, 2006, the date on which the past fiscal year ended.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.04          0.28         0.32
Year Ended October 31, 2005         $   10.32         0.28          0.77         1.05
Year Ended October 31, 2006         $   11.04         0.31          1.12         1.43
-------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.01          0.24         0.25
Year Ended October 31, 2005         $   10.25         0.20          0.74         0.94
Year Ended October 31, 2006         $   10.93         0.22          1.11         1.33
-------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.01          0.24         0.25
Year Ended October 31, 2005         $   10.25         0.23          0.74         0.97
Year Ended October 31, 2006         $   10.93         0.32          1.02         1.34
-------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.03          0.24         0.27
Year Ended October 31, 2005         $   10.27         0.28          0.73         1.01
Year Ended October 31, 2006         $   11.02         0.20          1.20         1.40
-------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.04          0.26         0.30
Year Ended October 31, 2005         $   10.30         0.35          0.71         1.06
Year Ended October 31, 2006         $   11.04         0.24          1.21         1.45
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.05          0.25         0.30
Year Ended October 31, 2005         $   10.30         0.35          0.72         1.07
Year Ended October 31, 2006 (g)     $   11.04         0.18          1.29         1.47
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
                                           NET        NET                    NET ASSET
                                    INVESTMENT   REALIZED           TOTAL   VALUE, END        TOTAL
                                        INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)            -          -               -   $    10.32         3.20%(e)
Year Ended October 31, 2005              (0.32)     (0.01)          (0.33)  $    11.04        10.41%
Year Ended October 31, 2006              (0.51)     (0.11)          (0.62)  $    11.85        13.38%
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)            -          -               -   $    10.25         2.60%(e)
Year Ended October 31, 2005              (0.25)     (0.01)          (0.26)  $    10.93         9.13%
Year Ended October 31, 2006              (0.44)     (0.11)          (0.55)  $    11.71        12.59%
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)            -          -               -   $    10.25         2.60%(e)
Year Ended October 31, 2005              (0.28)     (0.01)          (0.29)  $    10.93         9.50%
Year Ended October 31, 2006              (0.44)     (0.11)          (0.55)  $    11.72        12.59%
-------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)            -          -               -   $    10.27         2.70%(e)
Year Ended October 31, 2005              (0.25)     (0.01)          (0.26)  $    11.02         9.94%
Year Ended October 31, 2006              (0.51)     (0.11)          (0.62)  $    11.80        13.15%
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)            -          -               -   $    10.30         3.00%(e)
Year Ended October 31, 2005              (0.31)     (0.01)          (0.32)  $    11.04        10.39%
Year Ended October 31, 2006              (0.54)     (0.11)          (0.65)  $    11.84        13.64%
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)            -          -               -   $    10.30         3.00%(e)
Year Ended October 31, 2005              (0.32)     (0.01)          (0.33)  $    11.04        10.54%
Year Ended October 31, 2006 (g)          (0.54)     (0.11)          (0.65)  $    11.86        13.74%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIO OF NET
                                                                     RATIO        RATIO OF        INVESTMENT
                                                                    OF NET        EXPENSES     INCOME (LOSS)
                                                                INVESTMENT       (PRIOR TO         (PRIOR TO
                                    NET ASSETS     RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                     AT END OF     EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                        PERIOD   TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET         PORTFOLIO
                                        (000s)   NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)   $        1         0.56%(f)       1.06%(f)       12.40%(f)        (10.78%)(f)         7.57%
Year Ended October 31, 2005         $    4,595         0.52%          1.73%           1.88%             0.38%            61.59%
Year Ended October 31, 2006         $    9,797         0.52%          1.87%           0.79%             1.60%            34.82%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)   $        1         1.25%(f)       0.37%(f)       13.50%(f)        (11.88%)(f)         7.57%
Year Ended October 31, 2005         $    1,269         1.25%          0.65%           2.70%            (0.80%)           61.59%
Year Ended October 31, 2006         $    2,630         1.25%          1.20%           1.54%             0.93%            34.82%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)   $        1         1.25%(f)       0.37%(f)       13.50%(f)        (11.88%)(f)         7.57%
Year Ended October 31, 2005         $    7,648         1.25%          0.72%           2.51%            (0.54%)           61.59%
Year Ended October 31, 2006         $   19,027         1.25%          1.25%           1.54%             0.97%            34.82%
-------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)   $        1         0.85%(f)       0.77%(f)       12.85%(f)        (11.23%)(f)         7.57%
Year Ended October 31, 2005         $        1         0.81%          2.35%           3.85%            (0.37%)           61.59%
Year Ended October 31, 2006         $        1         0.72%          1.63%           0.75%             1.60%            34.82%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)   $        1         0.40%(f)       1.22%(f)       12.23%(f)        (10.61%)(f)         7.57%
Year Ended October 31, 2005         $        1         0.34%          2.83%           3.93%            (0.76%)           61.59%
Year Ended October 31, 2006         $        1         0.33%          1.99%           0.85%             1.47%            34.82%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)   $    1,030         0.25%(f)       1.37%(f)       12.08%(f)        (10.46%)(f)         7.57%
Year Ended October 31, 2005         $    1,138         0.25%          2.90%           2.94%             0.20%            61.59%
Year Ended October 31, 2006 (g)     $        1         0.25%          1.58%           0.58%             1.25%            34.82%
-------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 33

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH FINANCIAL
HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.02          0.20         0.22
Year Ended October 31, 2005         $   10.22         0.23          1.04         1.27
Year Ended October 31, 2006         $   11.21         0.39          1.32         1.71
-------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)   $   10.00            -          0.17         0.17
Year Ended October 31, 2005         $   10.17         0.18          1.04         1.22
Year Ended October 31, 2006         $   11.16         0.27          1.33         1.60
-------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)   $   10.00            -          0.17         0.17
Year Ended October 31, 2005         $   10.17         0.18          1.02         1.20
Year Ended October 31, 2006         $   11.14         0.34          1.27         1.61
-------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.01          0.18         0.19
Year Ended October 31, 2005         $   10.19         0.25          1.01         1.26
Year Ended October 31, 2006         $   11.21         0.13          1.54         1.67
-------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.02          0.19         0.21
Year Ended October 31, 2005         $   10.21         0.31          1.00         1.31
Year Ended October 31, 2006         $   11.23         0.17          1.56         1.73
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00         0.03          0.18         0.21
Year Ended October 31, 2005         $   10.21         0.32          1.00         1.32
Year Ended October 31, 2006 (g)     $   11.23         0.12          1.62         1.74
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
                                           NET        NET                    NET ASSET
                                    INVESTMENT   REALIZED           TOTAL   VALUE, END        TOTAL
                                        INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)            -           -              -   $    10.22         2.10%(e)
Year Ended October 31, 2005              (0.28)          -          (0.28)  $    11.21        12.77%
Year Ended October 31, 2006              (0.56)      (0.15)         (0.71)  $    12.21        15.79%
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)            -           -              -   $    10.17         1.70%(e)
Year Ended October 31, 2005              (0.23)          -          (0.23)  $    11.16        12.07%
Year Ended October 31, 2006              (0.50)      (0.15)         (0.65)  $    12.11        14.91%
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)            -           -              -   $    10.17         1.70%(e)
Year Ended October 31, 2005              (0.23)          -          (0.23)  $    11.14        11.98%
Year Ended October 31, 2006              (0.50)      (0.15)         (0.65)  $    12.10        14.95%
-------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)            -           -              -   $    10.19         1.90%(e)
Year Ended October 31, 2005              (0.24)          -          (0.24)  $    11.21        12.50%
Year Ended October 31, 2006              (0.55)      (0.15)         (0.70)  $    12.18        15.55%
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)            -           -              -   $    10.21         2.10%(e)
Year Ended October 31, 2005              (0.29)          -          (0.29)  $    11.23        13.00%
Year Ended October 31, 2006              (0.58)      (0.15)         (0.73)  $    12.23        16.06%
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)            -           -              -   $    10.21         2.10%(e)
Year Ended October 31, 2005              (0.30)          -          (0.30)  $    11.23        13.16%
Year Ended October 31, 2006 (g)          (0.58)      (0.15)         (0.73)  $    12.24        16.05%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                     RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIO OF NET
                                                                     RATIO        RATIO OF        INVESTMENT
                                                                    OF NET        EXPENSES     INCOME (LOSS)
                                                                INVESTMENT       (PRIOR TO         (PRIOR TO
                                    NET ASSETS     RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                     AT END OF     EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                        PERIOD   TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET         PORTFOLIO
                                        (000s)   NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)   $        1         0.56%(f)      (0.27%)(f)      13.04%(f)        (12.75%)(f)         9.79%
Year Ended October 31, 2005         $    3,419         0.52%          1.13%           2.32%            (0.66%)           47.04%
Year Ended October 31, 2006         $   11,525         0.52%          1.05%           0.85%             0.72%            32.64%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)   $        7         1.25%(f)      (0.85%)(f)      13.48%(f)        (13.08%)(f)         9.79%
Year Ended October 31, 2005         $    1,183         1.25%         (0.09%)          3.00%            (1.84%)           47.04%
Year Ended October 31, 2006         $    3,016         1.25%          0.42%           1.59%             0.09%            32.64%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)   $       80         1.25%(f)      (0.85%)(f)      13.48%(f)        (13.08%)(f)         9.79%
Year Ended October 31, 2005         $    3,604         1.25%          0.20%           3.20%            (1.76%)           47.04%
Year Ended October 31, 2006         $   14,907         1.25%          0.41%           1.59%             0.09%            32.64%
-------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)   $        1         0.85%(f)      (0.45%)(f)      13.07%(f)        (12.67%)(f)         9.79%
Year Ended October 31, 2005         $        1         0.80%          2.16%           4.28%            (1.32%)           47.04%
Year Ended October 31, 2006         $        1         0.72%          0.85%           0.87%             0.70%            32.64%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)   $        1         0.40%(f)       0.00%(f)       12.62%(f)        (12.22%)(f)         9.79%
Year Ended October 31, 2005         $        1         0.34%          2.69%           4.45%            (1.42%)           47.04%
Year Ended October 31, 2006         $        1         0.36%          1.19%           0.91%             0.64%            32.64%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)   $    1,021         0.25%(f)       0.15%(f)       12.47%(f)        (12.07%)(f)         9.79%
Year Ended October 31, 2005         $    1,154         0.25%          2.73%           3.33%            (0.36%)           47.04%
Year Ended October 31, 2006 (g)     $        1         0.25%          1.05%           0.71%             0.59%            32.64%
-------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

34 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: GROWTH FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)     $  10.00            -          0.09         0.09
Year Ended October 31, 2005           $  10.09         0.17          1.31         1.48
Year Ended October 31, 2006           $  11.33         0.27          1.67         1.94
--------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)     $  10.00        (0.03)         0.07         0.04
Year Ended October 31, 2005           $  10.04         0.12          1.27         1.39
Year Ended October 31, 2006           $  11.23         0.29          1.55         1.84
--------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)     $  10.00        (0.03)         0.07         0.04
Year Ended October 31, 2005           $  10.04         0.13          1.26         1.39
Year Ended October 31, 2006           $  11.22         0.37          1.46         1.83
--------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)     $  10.00        (0.01)         0.07         0.06
Year Ended October 31, 2005           $  10.06         0.19          1.27         1.46
Year Ended October 31, 2006           $  11.31         0.03          1.86         1.89
--------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)     $  10.00            -          0.07         0.07
Year Ended October 31, 2005           $  10.07         0.24          1.28         1.52
Year Ended October 31, 2006           $  11.34         0.07          1.88         1.95
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)     $  10.00            -          0.08         0.08
Year Ended October 31, 2005           $  10.08         0.25          1.27         1.52
Year Ended October 31, 2006 (g)       $  11.35         0.04          1.93         1.97
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------
                                            NET        NET                    NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   VALUE, END        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)             -          -               -     $  10.09         0.90%(e)
Year Ended October 31, 2005               (0.24)         -           (0.24)    $  11.33        14.87%
Year Ended October 31, 2006               (0.60)     (0.16)          (0.76)    $  12.51        17.79%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)             -          -               -     $  10.04         0.40%(e)
Year Ended October 31, 2005               (0.20)         -           (0.20)    $  11.23        14.07%
Year Ended October 31, 2006               (0.59)     (0.16)          (0.75)    $  12.32        16.94%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)             -          -               -     $  10.04         0.40%(e)
Year Ended October 31, 2005               (0.21)         -           (0.21)    $  11.22        14.07%
Year Ended October 31, 2006               (0.58)     (0.16)          (0.74)    $  12.31        16.91%
--------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)             -          -               -     $  10.06         0.50%(e)
Year Ended October 31, 2005               (0.21)         -           (0.21)    $  11.31        14.70%
Year Ended October 31, 2006               (0.60)     (0.16)          (0.76)    $  12.44        17.43%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)             -          -               -     $  10.07         0.80%(e)
Year Ended October 31, 2005               (0.25)         -           (0.25)    $  11.34        15.10%
Year Ended October 31, 2006               (0.61)     (0.16)          (0.77)    $  12.52        17.91%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)             -          -               -     $  10.08         0.80%(e)
Year Ended October 31, 2005               (0.25)         -           (0.25)    $  11.35        15.25%
Year Ended October 31, 2006 (g)           (0.61)     (0.16)          (0.77)    $  12.55        18.11%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                       RATIO         RATIO OF        INVESTMENT
                                                                      OF NET         EXPENSES     INCOME (LOSS)
                                                                  INVESTMENT        (PRIOR TO         (PRIOR TO
                                     NET ASSETS      RATIO OF         INCOME       REIMBURSE-        REIMBURSE-
                                      AT END OF   EXPENSES TO      (LOSS) TO        MENTS) TO         MENTS) TO
                                         PERIOD   AVERAGE NET        AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)        ASSETS     NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)      $      4          0.56%(f)      (0.27%)(f)       13.04%(f)        (12.75%)(f)         7.82%
Year Ended October 31, 2005            $    998          0.53%          0.41%            3.91%            (2.97%)           31.16%
Year Ended October 31, 2006            $  3,999          0.51%          0.17%            1.32%            (0.64%)           47.77%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)      $      1          1.25%(f)      (0.85%)(f)       13.48%(f)        (13.08%)(f)         7.82%
Year Ended October 31, 2005            $    189          1.25%          0.68%            5.11%            (3.18%)           31.16%
Year Ended October 31, 2006            $    715          1.25%         (0.50%)           2.06%            (1.31%)           47.77%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)      $      1          1.25%(f)      (0.85%)(f)       13.48%(f)        (13.08%)(f)         7.82%
Year Ended October 31, 2005            $  1,517          1.25%         (0.71%)           4.35%            (3.82%)           31.16%
Year Ended October 31, 2006            $  6,652          1.25%         (0.51%)           2.05%            (1.31%)           47.77%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)      $      1          0.85%(f)      (0.45%)(f)       13.07%(f)        (12.67%)(f)         7.82%
Year Ended October 31, 2005            $      1          0.80%          1.80%            5.55%            (2.94%)           31.16%
Year Ended October 31, 2006            $      1          0.74%         (0.06%)           1.47%            (0.79%)           47.77%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)      $      1          0.40%(f)       0.00%(f)        12.62%(f)        (12.22%)(f)         7.82%
Year Ended October 31, 2005            $      1          0.30%          2.30%            5.78%            (3.15%)           31.16%
Year Ended October 31, 2006            $      1          0.35%          0.28%            1.51%            (0.88%)           47.77%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)      $  1,008          0.25%(f)       0.15%(f)        12.47%(f)        (12.07%)(f)         7.82%
Year Ended October 31, 2005            $  1,160          0.25%          2.35%            4.36%            (1.76%)           31.16%
Year Ended October 31, 2006 (g)        $      1          0.25%          0.33%            1.34%            (0.75%)           47.77%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 35

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)     $  10.00            -          0.34         0.34
Year Ended October 31, 2005           $  10.34         0.27          1.21         1.48
Year Ended October 31, 2006           $  11.53         0.37          1.92         2.29
--------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)     $  10.00        (0.02)         0.32         0.30
Year Ended October 31, 2005           $  10.30         0.17          1.24         1.41
Year Ended October 31, 2006           $  11.46         0.28          1.90         2.18
--------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)     $  10.00            -          0.30         0.30
Year Ended October 31, 2005           $  10.30         0.17          1.24         1.41
Year Ended October 31, 2006           $  11.45         0.27          1.91         2.18
--------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)     $  10.00        (0.01)         0.33         0.32
Year Ended October 31, 2005           $  10.32        (0.34)         1.81         1.47
Year Ended October 31, 2006           $  11.54         0.48          1.78         2.26
--------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)     $  10.00         0.01          0.33         0.34
Year Ended October 31, 2005           $  10.34         0.33          1.19         1.52
Year Ended October 31, 2006           $  11.56         0.08          2.22         2.30
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)     $  10.00         0.01          0.33         0.34
Year Ended October 31, 2005           $  10.34         0.34          1.19         1.53
Year Ended October 31, 2006 (h)       $  11.56         0.04          2.30         2.34
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
                                            NET        NET                     NET ASSET
                                     INVESTMENT   REALIZED            TOTAL   VALUE, END        TOTAL
                                         INCOME      GAINS    DISTRIBUTIONS    OF PERIOD    RETURN (a)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)             -          -                -     $  10.34         3.40%(e)
Year Ended October 31, 2005               (0.29)         -(g)         (0.29)    $  11.53        14.59%
Year Ended October 31, 2006               (0.48)     (0.13)           (0.61)    $  13.21        20.48%
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)             -          -                -     $  10.30         3.00%(e)
Year Ended October 31, 2005               (0.25)         -(g)         (0.25)    $  11.46        13.89%
Year Ended October 31, 2006               (0.45)     (0.13)           (0.58)    $  13.06        19.67%
---------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)             -          -                -     $  10.30         3.00%(e)
Year Ended October 31, 2005               (0.26)         -(g)         (0.26)    $  11.45        13.90%
Year Ended October 31, 2006               (0.45)     (0.13)           (0.58)    $  13.05        19.59%
---------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)             -          -                -     $  10.32         3.20%(e)
Year Ended October 31, 2005               (0.25)         -(g)         (0.25)    $  11.54        14.36%
Year Ended October 31, 2006               (0.48)     (0.13)           (0.61)    $  13.19        20.23%
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)             -          -                -     $  10.34         3.40%(e)
Year Ended October 31, 2005               (0.30)         -(g)         (0.30)    $  11.56        14.92%
Year Ended October 31, 2006               (0.49)     (0.13)           (0.62)    $  13.24        20.63%
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)             -          -                -     $  10.34         3.40%(e)
Year Ended October 31, 2005               (0.31)         -(g)         (0.31)    $  11.56        15.07%
Year Ended October 31, 2006 (h)           (0.50)     (0.13)           (0.63)    $  13.27        20.84%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                      RATIO         RATIO OF        INVESTMENT
                                                                     OF NET         EXPENSES     INCOME (LOSS)
                                                                 INVESTMENT        (PRIOR TO         (PRIOR TO
                                     NET ASSETS     RATIO OF         INCOME       REIMBURSE-        REIMBURSE-
                                      AT END OF     EXPENSES      (LOSS) TO        MENTS) TO         MENTS) TO
                                         PERIOD   TO AVERAGE        AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         (000S)   NET ASSETS     NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)     $      80         0.56%(f)       0.75%(f)        12.49%(f)        (11.17%)(f)         7.19%
Year Ended October 31, 2005           $   5,133         0.53%          2.31%            1.54%             1.30%            28.77%
Year Ended October 31, 2006           $  24,363         0.51%          0.43%            0.74%             0.21%            13.76%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)     $       1         1.25%(f)      (0.58%)(f)       12.98%(f)        (12.30%)(f)         7.19%
Year Ended October 31, 2005           $     982         1.25%          0.27%            2.22%            (0.70%)           28.77%
Year Ended October 31, 2006           $   3,714         1.25%         (0.23%)           1.48%            (0.46%)           13.76%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)     $      36         1.25%(f)      (1.04%)(f)       12.92%(f)        (12.72%)(f)         7.19%
Year Ended October 31, 2005           $   9,200         1.25%          0.25%            2.22%            (0.72%)           28.77%
Year Ended October 31, 2006           $  35,182         1.25%         (0.24%)           1.48%            (0.47%)           13.76%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)     $       1         0.85%(f)      (0.18%)(f)       12.57%(f)        (11.90%)(f)         7.19%
Year Ended October 31, 2005           $       1         0.84%         (0.55%)           1.90%            (1.62%)           28.77%
Year Ended October 31, 2006           $      78         0.85%          0.15%            1.07%            (0.07%)           13.76%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)     $       1         0.40%(f)       0.27%(f)        12.12%(f)        (11.44%)(f)         7.19%
Year Ended October 31, 2005           $       1         0.33%          2.98%            1.94%             1.38%            28.77%
Year Ended October 31, 2006           $       1         0.34%          0.50%            0.70%             0.14%            13.76%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)     $   1,034         0.25%(f)       0.42%(f)        11.97%(f)        (11.29%)(f)         7.19%
Year Ended October 31, 2005           $   1,189         0.25%          3.04%            1.41%             1.87%            28.77%
Year Ended October 31, 2006 (h)       $       1         0.25%          0.29%            0.56%            (0.01%)           13.76%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g)   The amount is less than $0.005.

(h) Net investment income (loss) is based on average shares outstanding during the period.

36 | GARTMORE OPTIMAL ALLOCATIONS SERIES

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Optimal Fund depends on its target allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. STOCKS - LARGE CAP STOCKS

GARTMORE GROWTH FUND seeks long-term capital appreciation and invests primarily in common stocks of large-cap companies. When selecting securities, the Fund's portfolio managers consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flow and dividends. The portfolio managers look for companies whose earnings are expected to consistently grow faster than other companies in the market.

GARTMORE LARGE CAP VALUE FUND seeks to maximize total return, consisting of both capital appreciation and current income. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in equity securities issued by large-cap companies, utilizing a value style of investing. In pursuing the Fund's objective, the portfolio managers compare securities of larger companies to others similarly situated, using some or all of the following factors, which the portfolio managers believe have predictive performance characteristics: earnings momentum; price momentum; and price-to-economic value. The portfolio managers further seek to minimize risk by investing in companies that possess characteristics similar to the companies in the Fund's benchmark, the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

GARTMORE NATIONWIDE FUND seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks. When selecting securities, the Fund's portfolio managers consider companies that demonstrate above-average revenue and earnings growth, consistent earnings growth and attractive value.

GARTMORE NATIONWIDE LEADERS FUND seeks a high total return from a concentrated portfolio of U.S. securities, primarily common stocks and convertible securities of large companies. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in stocks of "U.S. Leaders." The Fund's portfolio manager defines a U.S. Leader as a company with a strong franchise, capable of taking advantage of its positioning in the marketplace. Because these companies have a reputation for quality management and superior products and services, Fund management expects these companies to become dominant in their industries. The portfolio manager seeks companies that generally demonstrate above average revenue growth, above average earnings growth, consistent earnings growth and attractive value. The Fund typically holds a core group of 25 to 35 common stocks of large-cap and mid-cap companies.

GARTMORE U.S. GROWTH LEADERS FUND seeks long-term growth and under normal circumstances invests at least 80% of the value of its net assets in stocks of "U.S. Growth Leaders." The Fund's portfolio managers define a "U.S. Growth Leader" as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. Because these companies have high growth potential and a reputation for quality management and superior products and services, the managers expect them to become dominant in their industries. The managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically holds a core group of 25 to 35 stocks of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, selling positions or responding to exceptional market conditions. The Fund invests 25% or more of its total assets in software and technology-related companies.

U.S. STOCKS - SMALL/MID-CAP STOCKS

GARTMORE MID CAP GROWTH FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of mid-cap companies. The Fund focuses on reasonably priced growth companies. In selecting stocks, the Fund's portfolio managers review the earnings growth of all publicly-traded mid-cap companies over the past three years and selects investments based on characteristics including above-average, consistent earnings growth and superior forecasted growth versus the market; financial strength and stability; balance sheet strength; strong competitive advantage within the securities industry; positive investor sentiment; relative market value and management team strength.

GARTMORE MID CAP GROWTH LEADERS FUND seeks long-term capital appreciation, and under normal circumstances invests at least 80% of the value of its net assets in equity securities issued by mid-cap companies that the Fund's management believes are, or have the potential to be, Mid Cap Growth Leaders. Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities. From time-to-time, the Fund may invest a portion of its portfolio in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 37

GARTMORE SMALL CAP FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of small-cap companies. The Fund's portfolio management considers many factors when selecting securities, including measures of earnings momentum, relative value, management's decisions and price trends. The Fund may also invest in stocks of larger U.S. companies and in foreign securities. The Fund may also invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

GARTMORE SMALL CAP LEADERS FUND seeks long-term capital appreciation and, under normal circumstances, invests 80% of the value of its net assets in equity securities of issuers considered to be small-cap companies as of the time of investment. The Fund is managed using a multi-team approach. One team employs a small-cap growth style while the other uses a small-cap value style. The Gartmore Small Cap Growth Team invests in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. The Gartmore Small Cap Value Team looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. The Fund may invest without limit in IPOs of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

GARTMORE VALUE OPPORTUNITIES FUND seeks long-term capital appreciation through investment in common stocks or their equivalents. Under normal circumstances, the Fund invests primarily in equity securities issued by small-cap companies that the Fund's portfolio manager considers to be "value" companies. The portfolio managers believe these companies have strong earnings growth potential, which has not been fully valued by the market. The Fund also invests in companies that are not well recognized, in "special situations" (companies involved in acquisitions, consolidations, mergers or other unusual developments) and turnaround situations (companies that have experienced significant business problems but, in the portfolio manager's view, have favorable prospects for recovery). The Fund may also invest a portion of its portfolio in mid-cap companies and in real estate investment trusts (REITs) based in either the U.S. or in other countries.

INTERNATIONAL STOCKS

GARTMORE INTERNATIONAL GROWTH FUND seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. Under normal circumstances the Fund invests at least 80% of its asset in securities issued by companies that are located in, or derive a significant portion of their earnings from, a number of countries outside the U.S. The Fund's portfolio managers select companies the managers believe have earnings growth potential that the market has underestimated. The Fund's equity investments may include common stocks, equity interests in foreign investment funds or trusts and depositary receipts. The Fund may use derivatives, primarily futures and options, for efficient portfolio management.

GARTMORE WORLDWIDE LEADERS FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities of companies located throughout the world, including the U.S. Some of these are multinational companies, while others are located and have primary economic ties in one country. Ordinarily, the Fund invests in companies from at least three different countries. The Fund's portfolio managers choose companies they consider to be "Worldwide Leaders", defined as a company located anywhere in the world that appears well positioned to take advantage of growth opportunities in the company's industry. The portfolio managers select companies that they believe offer long-term, strategic growth opportunities and companies believed to offer short-term tactical opportunities based on current circumstances. The Fund is non-diversified, which means it may invest a significant portion of it's assets in securities of a single or small number of companies. The Fund typically invests in securities issued by approximately 30-40 companies. The Fund may also invest in derivatives, such as futures and options for efficient portfolio management.

BONDS

GARTMORE BOND FUND seeks as high a level of current income as is consistent with preserving capital. The Fund normally invests 80% of the value of its assets primarily in fixed-income securities that are investment-grade, including corporate bonds, U.S. government securities, U.S. government agency securities. The Fund also invests in foreign government and corporate bonds denominated in U.S. dollars and in mortgage-backed and asset-backed securities. The Fund may also invest in commercial paper rated in one of the two highest rating categories by a rating agency. Although the Fund focuses on "investment-grade" taxable debt securities, the Fund may invest a portion of the portfolio in debt securities rated below investment grade, also known as "junk bonds." In selecting securities, the Fund's portfolio managers look for value and typically maintain an average portfolio duration of three to seven years.

GARTMORE GOVERNMENT BOND FUND seeks as high a level of current income as is consistent with preserving capital. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and U.S. government agency securities. To select investments that fit the Fund's objectives, the portfolio manager relies primarily on interest rate expectations, yield-curve analysis (determining whether a short-, intermediate-, or long-term duration is appropriate based on interest rates), economic forecasting and market sector analysis. The portfolio manager generally maintains an average dollar-weighted maturity of five to nine years and an average portfolio duration of four to six years.

38 | GARTMORE OPTIMAL ALLOCATIONS SERIES

UNAFFILIATED BOND FUNDS The Fund may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities that are investment-grade, including but not limited to U.S. corporate bonds, U.S. government securities, U.S. government agency securities, U.S. dollar-denominated foreign corporate bonds or U.S. dollar-denominated foreign government bonds. These funds also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis. Each of these funds also may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the fund's portfolio duration in order to minimize fluctuation of the fund's share value.

SHORT-TERM INVESTMENTS

GARTMORE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal market conditions, the Fund invests primarily in high-grade corporate bonds, U.S. government securities and U.S. government agency securities. The Fund may also purchase mortgage-backed and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration will be between 6 months and one year and will not exceed two years. The Fund may also enter into derivatives contracts, including futures or options, solely for the purpose of adjusting the fund's duration in order to minimize fluctuation of the Fund's share value.

GARTMORE SHORT DURATION BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

AFFILIATED OR UNAFFILIATED MONEY MARKET FUNDS The Fund may invest in one or more affiliated or unaffiliated mutual funds that, under normal circumstances, seek as high a level of current income as is consistent with preserving capital and maintaining liquidity. These funds will invest in high-quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. These funds may invest in floating- and variable-rate obligations and may enter into repurchase agreements. These funds will maintain a dollar-weighted average maturity of 90 days or less.

SPECIALTY ASSETS

GARTMORE EMERGING MARKETS FUND seeks long-term capital growth by investing primarily in equity securities of companies located in "emerging market countries." Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. The Fund's portfolio managers select companies they believe have the potential to deliver unexpected earnings growth. The Fund's securities holdings may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, derivative securities and depositary receipts.

GARTMORE GLOBAL FINANCIAL SERVICES FUND seeks long-term capital growth and under normal circumstances, invests at least 80% of the value of its net assets in equity securities of U.S. and foreign companies of any size that have business operations in or related to financial services. The Fund's managers consider companies with at least 50% of their assets, revenues or net income related to the financial services sector. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance companies. The Fund's holdings of equity securities may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts.

GARTMORE GLOBAL HEALTH SCIENCES FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size with business operations in or related to health sciences. The Fund's portfolio managers consider companies that derive at least 50% of their assets, revenues or net income from health sciences. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: health care, pharmaceuticals, biotechnology, medical supplies, medical services and medical devices. The Fund's holdings of equity securities may include common stocks, convertible securities and depositary receipts.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 39

GARTMORE GLOBAL NATURAL RESOURCES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of its the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size with business operations in or related to activities in natural resources industries. The Fund's portfolio managers generally consider companies that derive at least 50% of their assets, revenues or net income from activities in natural resources industries. The Fund is non-diversified and concentrates more than 25% of its assets in natural resources industries, including integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, ferrous and nonferrous metals, base metal production, forest products, agricultural products, paper products, chemicals, building materials, coal, alternative energy sources, real estate and environmental services. The Fund's holdings of equity securities may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts. The Fund may invest in commodity-linked derivatives such as commodity options and futures, in an attempt to increase its investment return and manage the Fund's exposure to changing commodity prices, securities prices and other economic variables.

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of U.S. and foreign companies (including those located in emerging markets countries) of any size, with business operations in or related to technology or communications. The Fund's managers consider companies that derive at least 50% of their assets, revenues or net income related to technology and communications industries. The Fund is non-diversified and concentrates more than 25% of its total assets in technology and/or communications industries, including hardware and equipment, information technology, software, consulting and services, consumer electronics, defense technology, broadcasting and communication equipment.

GARTMORE GLOBAL UTILITIES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size, with business operations in or related to utilities. The Fund's manager generally considers companies that derive at least 50% of their assets, revenues or net income from utilities servicing or activities in utilities-related industries. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services and water and sanitary services. Although utility companies have traditionally paid above-average dividends, the portfolio manager focuses on companies with strong growth potential rather than those paying high current dividends.

GARTMORE MICRO CAP EQUITY FUND* seeks long-term capital appreciation and, under normal circumstances invests at least 80% of the value of its net assets in stocks of "micro-cap companies." The Fund generally holds between 50 and 100 securities. The Fund focuses on undiscovered, small-sized emerging growth companies. Since micro-capitalization companies are generally less well known and typically not analyzed as extensively as larger companies, their stocks may be mispriced, creating an opportunity for higher returns. In analyzing specific companies, the Fund's portfolio manager ordinarily looks for several of the following characteristics: development of new products, technologies or markets; a high quality balance sheet; above average earnings growth; attractive valuation; and a strong management team. Although the Fund's portfolio manager looks for companies with the potential for strong earnings growth, some of the Fund's holdings may be companies that are experiencing losses. The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund and what impact, if any, they will have on the Fund's performance.

* The Gartmore Micro Cap Equity Fund ("Micro Cap Fund") closed to new investors effective November 30, 2004. As of the date of this prospectus, the Micro Cap Fund remains open to investors through the Optimal Funds.

GARTMORE MARKET NEUTRAL FUND seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund seeks to achieve its objective regardless of the direction of the market through the purchase and short sale of equity securities of U.S. companies. The Fund takes long positions in common stocks of companies that the Fund's management believes will outperform the market. Simultaneously, the Fund intends to engage in short sales of stocks that the portfolio manager believes will underperform the market and decline in value. The Fund uses a multi-cap and multi-style approach, meaning that it may invest across different industries, sectors and market capitalization levels, targeting both growth style and value style types of companies. The Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent the market permits) in order to neutralize the effects on its performance resulting from general U.S. stock market movements or sector swings. The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses quantitative techniques incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the fact that the financial markets are dynamic and investment opportunities vary over time.

40 | GARTMORE OPTIMAL ALLOCATIONS SERIES

GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND seeks long-term capital appreciation. The Fund primarily invests and executes short sales in equity securities of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests 80% of the value of its net assets in companies that are organized under the laws of the U.S., have their principal places of business in the U.S. or whose stock is traded primarily in the U.S. The Fund may invest in companies of any size, including small or medium-sized companies. In general, the Fund invests, or takes "long positions" in companies the portfolio managers believe will appreciate in value. Simultaneously, the Fund takes "short positions", or agrees to sell at a specified price, companies the portfolio manager expects to decline in value. The Fund typically takes long positions in "leaders," companies benefiting from superior management, products, or distribution that the portfolio manager believes will generate earnings growth exceeding market expectations. The Fund's portfolio manager intends to take short positions in stocks whose earnings seem to be reflected in the current price or appear likely to fall short of expectations, those that operate in an industry with a structural weakness, are believed to have poor quality management, or appear likely to suffer an event affecting their long-term earnings power. In addition, the Fund may make strategic paired trades, taking both long and short positions in companies in the same industry in order to minimize the effect of market and sector fluctuations on the Fund's performance. The Fund may also invest in exchange-traded funds and derivatives.

UNAFFILIATED TIPS BOND FUNDS. The Fund may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in Treasury Inflation Protected Securities, also known as TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price.

UNAFFILIATED INTERNATIONAL BOND FUNDS. The Fund may invest in one or more unaffiliated mutual funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities of foreign government and corporate issuers. Such fixed-income securities may include long-term and short-term foreign government bonds, participation interests in loans, debt obligations of foreign corporations, structured note derivatives, stripped securities, zero coupon securities and bonds issued by "supra-national" entities, such as the World Bank. These funds also may invest in securities that are rated below investment grade (commonly known as "junk bonds") and in securities issued in emerging market countries. In addition to the types of risk offered by funds that invest primarily in U.S. bonds, these funds also present the risks inherent in foreign securities and lower- or non-rated securities. These risks are more significant with respect to fixed-income securities issued or traded in emerging markets and developing countries.

UNAFFILIATED U.S. AND INTERNATIONAL REAL ESTATE FUNDS The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.

UNAFFILIATED COMMODITY-LINKED FUNDS The Fund may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments. These funds will invest primarily in commodity-linked structured notes and swaps designed to track the performance of one of the widely-recognized commodity indexes.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 41

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.nwdfunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC:

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102. (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                    (C)2007 NWD Investment Management, Inc. All rights reserved.

                                                                     PR-OPT 2/07

NorthPointe Small Cap Growth Fund

NorthPointe Small Cap Value Fund

                                                           [LOGO] Gartmore Funds

FundPROSPECTUS

February 28, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                                WWW.NWDFUNDS.COM

FUND AND CLASS                                                          TICKER
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class A                               GNSAX
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NorthPointe Small Cap Growth Fund Class B                               GNSBX
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NorthPointe Small Cap Growth Fund Class C                               GNSCX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class R                               GNPRX
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NorthPointe Small Cap Growth Fund Institutional Service Class           GNSSX
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NorthPointe Small Cap Growth Fund Institutional Class                   GNSIX
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NorthPointe Small Cap Value Fund Institutional Class                    NNSVX
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TABLE OF CONTENTS

 3          KEY TERMS

 4          SECTION 1: FUND SUMMARIES AND PERFORMANCE
            NorthPointe Small Cap Growth Fund
            NorthPointe Small Cap Value Fund

11          SECTION 2: FUND DETAILS
            Additional Information about Investments,
               Investment Techniques and Risks

13          SECTION 3: FUND MANAGEMENT
            Investment Adviser
            Subadviser
            Portfolio Management
            Multi-Manager Structure

15          SECTION 4: INVESTING WITH GARTMORE FUNDS
            Choosing a Share Class
            Sales Charges and Fees
            Revenue Sharing
            Contacting Gartmore Funds
            Buying Shares
            Fair Value Pricing
            Customer Identification Information
            Exchanging Shares
            Automatic Withdrawal Program
            Selling Shares
            Excessive or Short-Term Trading
            Exchange and Redemption Fees

26          SECTION 5: DISTRIBUTIONS AND TAXES
            Income and Capital Gains Distributions
            Selling and Exchanging Shares
            Other Tax Jurisdictions
            Tax Status for Retirement Plans and
               Other Tax-Deferred Accounts
            Backup Withholding

28          SECTION 6: FINANCIAL HIGHLIGHTS

                                                  GARTMORE NORTHPOINTE FUNDS | 1

NORTHPOINTE Funds

INTRODUCTION TO THE NORTHPOINTE FUNDS

THIS PROSPECTUS PROVIDES INFORMATION ABOUT TWO FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):

NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek to grow their capital by pursuing equity investments in small cap companies.

The following section summarizes key information about the funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT EITHER OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The NorthPointe Small Cap Growth Fund features six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. However, AS OF THE DATE OF THIS PROSPECTUS, ONLY THE CLASS R, INSTITUTIONAL SERVICE CLASS AND INSTITUTIONAL CLASS SHARES ARE BEING OFFERED TO NEW INVESTORS. CURRENT SHAREHOLDERS OF CLASS A, CLASS B OR CLASS C SHARES CAN CONTINUE TO REINVEST DIVIDENDS AND DISTRIBUTIONS IN SHARES OF SUCH CLASSES. The NorthPointe Small Cap Value Fund offers Institutional Class shares only. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund may employ a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (the "Adviser"), as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund
Management: Multi-Manager Structure for more information.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies and marketing materials related to them will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

2 | GARTMORE NORTHPOINTE FUNDS

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

                                                  GARTMORE NORTHPOINTE FUNDS | 3

SECTION 1 NORTHPOINTE SMALL CAP GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. In pursuing a GROWTH STYLE of investing, the Fund invests primarily in COMMON STOCK of smaller, emerging growth companies in the U.S. that may be undiscovered in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The portfolio managers focus on securities that exhibit some or all of the following characteristics:

o     development of new products, technologies or markets;

o     high quality balance sheet;

o     above average earnings growth;

o     attractive valuation and

o     strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund's management considers selling a security when:

o     a company's fundamentals change from the time of original investment;

o the valuation measures deteriorate to where other attractive stocks are available more cheaply;

o     financial stability weakens;

o     management's actions are not in the shareholders' best interests and

o     MARKET CAPITALIZATION reaches twice the portfolio buying range.

The Fund may invest without limit in initial public offerings ("IPOs") of small cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

The Adviser has chosen NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Growth Index or other funds with similar investment objectives and strategies.

SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE NORTHPOINTE FUNDS

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2005           2006
--------------------
5.04%         16.84%

BEST QUARTER: 16.96% - 1ST QTR OF 2006
WORST QUARTER: -6.22% - 1ST QTR OF 2005

After-tax returns are shown in the table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                               SINCE INCEPTION
                                                      1 YEAR   (SEPT. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                          10.12%             14.53%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                          11.00%             15.68%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                          15.00%             16.79%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                          16.54%             17.28%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      17.12%             17.88%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes              17.20%             17.96%
--------------------------------------------------------------------------------
Institutional Class shares -
   After Taxes on Distributions                        15.09%             15.53%
--------------------------------------------------------------------------------
Institutional Class shares -
   After Taxes on Distributions
   and Sales of Shares                                 12.35%             14.24%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)                        13.35%             14.59%
--------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 The Russell 2000 Growth Index is an unmanaged index that measures the performance of small-cap stocks of U.S. companies that seem to offer a growth bias. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                  GARTMORE NORTHPOINTE FUNDS | 5

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FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                            INSTITUTIONAL  INSTITUTIONAL SERVICE
INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES   CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed
upon purchases
(as a percentage of
offering price)               5.75%(2)        None            None            None            None           None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a
percentage of offering or
sale price, whichever is
less)                         None(3)         5.00%(4)        1.00%(5)        None            None           None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage
of amount redeemed
orexchanged)(6)               2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally managed)       0.95%           0.95%           0.95%           0.95%           0.95%          0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of sales,
promotions and other
distribution activities,
as well as certain
shareholder servicing costs)  0.25%           1.00%           1.00%           0.50%           None           None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)             0.25%           0.20%           0.20%           0.40%           0.45%          0.20%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                      1.45%           2.15%           2.15%           1.85%           1.40%          1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)      0.05%           0.05%           0.05%           0.05%           0.05%          0.05%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)       1.40%           2.10%           2.10%           1.80%           1.35%          1.10%
-----------------------------------------------------------------------------------------------------------------------------------

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.50% will be imposed on redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. Section 4, Investing with Gartmore Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

4 A CDSC beginning at 5% and declining to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore Funds: Choosing a Share Class--Class C Shares.

6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore Funds: Selling Shares--Exchange and Redemption Fees.

7 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2006, administrative services fees for Class A, Class R and Institutional Service Class Shares were 0.05%, 0.20% and 0.25%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class A or Class R shares because these classes do not currently sell their shares to intermediaries that charge the full amount permitted.

8 Gartmore Mutual Fund Capital Trust (the "Trust"), the Adviser and NorthPointe Capital LLC, the Fund's subadviser have entered into a written contract limiting operating expenses to 1.10% at least through February 28, 2008 for all share classes of the Fund. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.60% for Class A and 1.85% for Class R shares of the Fund before the Adviser would be required to further limit the Fund's expenses.

6 | GARTMORE NORTHPOINTE FUNDS

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                          $  709   $ 1,003   $ 1,317   $  2,206
--------------------------------------------------------------------------------
Class B shares                              713       968     1,350      2,218
--------------------------------------------------------------------------------
Class C shares                              313       668     1,150      2,479
--------------------------------------------------------------------------------
Class R shares                              183       577       996      2,165
--------------------------------------------------------------------------------
Institutional Service Class shares          137       438       761      1,675
--------------------------------------------------------------------------------
Institutional Class shares                  112       360       628      1,393
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                           $  213   $   668   $ 1,150   $  2,218
--------------------------------------------------------------------------------
Class C shares                              213       668     1,150      2,479
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                  GARTMORE NORTHPOINTE FUNDS | 7

SECTION 1 NORTHPOINTE SMALL CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be VALUE STYLE companies. These companies appear to have good earnings growth potential and the Fund's portfolio managers believe that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). In addition to investing in small-cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The portfolio managers consider selling a security if:

o     there are more attractive securities available;

o     the business environment is changing;

o     the price fits the portfolio managers' price target or

o     to control the overall risk of the portfolio.

The Adviser has chosen NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index or other funds with similar investment objectives and strategies.

SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

SPECIAL SITUATION COMPANIES RISK - special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE NORTHPOINTE FUNDS

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

2001    2002     2003    2004    2005   2006
---------------------------------------------
8.69%  -12.02%  42.49%  16.53%  7.85%  18.03%

BEST QUARTER: 21.59% - 2ND QTR OF 2003
WORST QUARTER: -17.63% - 3RD QTR OF 2002

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006

                                                                           SINCE
                                                                       INCEPTION
                                                                       (JUNE 29,
                                                    1 YEAR   5 YEARS       2000)
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes           18.03%    13.21%     13.84%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions                                    14.46%     9.91%     10.85%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions and Sales of Shares                13.19%    10.16%     10.82%
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)                            18.37%    11.39%      8.05%
--------------------------------------------------------------------------------

1 These returns reflect performance after expenses are deducted. The Fund does not impose sales charges.

2 The Russell 2000(R) Index is an unmanaged index that measures the performance of smaller U.S. companies. The Index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding the Institutional Class shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)                      None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's investments
professionally managed)                                                    0.85%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder
servicing costs)                                                           None
--------------------------------------------------------------------------------
Other Expenses                                                             0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       1.05%
--------------------------------------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements                               0.05%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
AFTER WAIVERS/REIMBURSEMENTS(1)                                            1.00%
--------------------------------------------------------------------------------

1 Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.00% at least through February 28, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

                                                  GARTMORE NORTHPOINTE FUNDS | 9

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Institutional Class shares                 $  102   $   329   $   575   $  1,278
--------------------------------------------------------------------------------

10 | GARTMORE NORTHPOINTE FUNDS

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small cap company may lose substantial value. Investing in small cap companies requires a longer term investment view and may not be appropriate for all investors.

WARRANTS - securities that give the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

SECURITIES LENDING - the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

                                                 GARTMORE NORTHPOINTE FUNDS | 11

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

12 | GARTMORE NORTHPOINTE FUNDS

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER AND SUBADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser. The Adviser was organized in 1999 as an investment adviser for mutual funds.

NorthPointe Capital, LLC ("NorthPointe"), 101 West Beaver Road, Suite 745, Troy, Michigan 48084 is the Funds' subadviser. Subject to the supervision of the Adviser and the Trustees, NorthPointe manages each Fund's assets in accordance with each Fund's investment objective and strategies. NorthPointe makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

The Adviser and NorthPointe are part of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company.

On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of the Adviser, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase the Adviser (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with the Adviser. The purchase of the Adviser by NFS may be deemed to constitute a change of control, terminating the Adviser's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with the Adviser with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with the Adviser are subject to the approval of the Funds' respective shareholders. The sale of the Adviser to NFS currently is anticipated to close during the second quarter of 2007.

In connection with the transactions proposed pursuant to the Purchase Agreement, the Board of Trustees of the Trust has also approved a new subadvisory agreement with NorthPointe with respect to the NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund. The new subadvisory agreement is subject to the approval of the Funds' respective shareholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore U.K.

The Funds pay the Adviser a management fee, based on each Fund's average daily net assets. From its management fee, the Adviser pays NorthPointe a subadvisory fee based on each Fund's average daily net assets. The total aggregate management and subadvisory fees paid by each Fund for the fiscal year ended October 31, 2006, expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, were as follows:

--------------------------------------------------------------------------------
                                          ACTUAL MANAGEMENT   ACTUAL SUBADVISORY
FUND                                               FEE PAID             FEE PAID
--------------------------------------------------------------------------------
NorthPointe Small Cap
Growth Fund                                           0.95%                0.95%
--------------------------------------------------------------------------------
NorthPointe Small Cap
Value Fund                                            0.85%                0.85%
--------------------------------------------------------------------------------

The total annual advisory fees (as a percentage of average daily net assets) that can be paid to the Adviser and Subadviser (as defined below) are as follows:

--------------------------------------------------------------------------------
                                                   ADVISORY          SUBADVISORY
                                                        FEE                  FEE
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                     0.95%                0.95%
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                      0.85%                0.85%

--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period from November 1, 2006 to April 30, 2007.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP
GROWTH FUND

Carl Wilk, senior portfolio manager, and Karl Knas, portfolio manager and senior equity analyst, are co-portfolio managers of the Fund.

Carl P. Wilk, CFP joined NorthPointe in April 2002. Prior to April 2002, Mr. Wilk was a Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund, as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed the small company focus style for institutional and wrap accounts for Munder Capital Management. Mr. Wilk has over 17 years experience in managing micro and small capitalization securities. He currently also manages or co-manages the Gartmore Micro Cap Equity Fund and the Gartmore Small Cap Leaders Fund.

                                                 GARTMORE NORTHPOINTE FUNDS | 13

Karl Knas, CPA, joined NorthPointe in March 2003. From August 2001 to March 2003, Mr. Knas worked for SoundView Technology Group as an equity research analyst. From February 2001 to August 2001, he was at Salomon Smith Barney as an equity research associate. Prior to February 2001, he was in business development at Telution, a software company.

PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP VALUE FUND

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000 and currently co-manage several Gartmore Funds. Between June 1995 and December 1999, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund. They also co-manage the Gartmore Large Cap Value Fund and the Gartmore Value Opportunities Fund.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a non-affiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are subadvised by NorthPointe, but if a new non-affiliated subadviser is hired for any of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows these Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to any subadvised Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend the hiring of a subadviser, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.

14 | GARTMORE NORTHPOINTE FUNDS

SECTION 4 INVESTING WITH GARTMORE FUNDS

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors. AS OF THE DATE OF THIS PROSPECTUS, THE NORTHPOINTE SMALL CAP GROWTH FUND DOES NOT OFFER CLASS A, CLASS B OR CLASS C SHARES. EXISTING SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES MAY NONETHELESS REINVEST DIVIDENDS AND DISTRIBUTIONS IN SUCH CLASSES.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

The NorthPointe Small Cap Value Fund offers only Institutional Class shares.

Class A shares of the NorthPointe Small Cap Growth Fund may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

                       SALES CHARGE AS A PERCENTAGE OF
                       -------------------------------
                                                            DEALER
                                       NET AMOUNT    COMMISSION AS
AMOUNT OF              OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                  PRICE   (APPROXIMATELY)   OFFERING PRICE
-------------------------------------------------------------------
Less than $50,000          5.75%             6.10%            5.00%
-------------------------------------------------------------------
$50,000 to $99,999         4.75              4.99             4.00
-------------------------------------------------------------------
$100,000 to $249,999       3.50              3.63             3.00
-------------------------------------------------------------------
$250,000 to $499,999       2.50              2.56             2.00
-------------------------------------------------------------------
$500,000 to $999,999       2.00              2.04             1.75
-------------------------------------------------------------------
$1 million or more         None              None             None*
-------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nwdfunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

                                                 GARTMORE NORTHPOINTE FUNDS | 15

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Gartmore Distribution Services, Inc. (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares (Class D shares are offered by other Gartmore Funds, but not these Funds);

o     retirement plans;

o investment advisory clients of the Adviser, Gartmore SA Capital Trust and their affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
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PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                                              $1 MILLION   $25 MILLION
PURCHASE                                           TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                                          18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                                               0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the NorthPointe Small Cap Growth Fund is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

16 | GARTMORE NORTHPOINTE FUNDS

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

For more complete information, see the SAI.
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CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                         7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR   OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%       1%        0%

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the Class B shares converted; however, the total dollar value is the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

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SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The NorthPointe Small Cap Growth Fund offers Class R, Service Class, Institutional Service Class and Institutional Class shares. The NorthPointe Small Cap Value Fund offers only Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans or

o     529 Plan accounts.

                                                 GARTMORE NORTHPOINTE FUNDS | 17

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans,

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services,

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee,

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser or its affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                 AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                        0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                        1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                        1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                        0.50% (0.25% of which may be either a
                                      distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

18 | GARTMORE NORTHPOINTE FUNDS

REVENUE SHARING

The Adviser and/or its affiliates (collectively, "NWD Investments") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NWD Investments' own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NWD Investments, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NWD Investments.

In addition to the revenue sharing payments described above, NWD Investments may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NWDFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Gartmore Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278

                                                 GARTMORE NORTHPOINTE FUNDS | 19

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

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HOW TO BUY SHARES                                                HOW TO EXCHANGE* OR SELL** SHARES

BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.     *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND           60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.
                                                                 **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.

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THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has          THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial           relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange   intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is         and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or   processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.   an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made      BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S.         mailing or faxing a letter to Gartmore Funds. The letter must dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,  include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT    you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                     all account owners. We reserve the right to request original documents for any faxed requests.
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BY TELEPHONE. You will have automatic telephone privileges       BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds    unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are     follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or   genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The       expense that results from executing such instructions. The Funds
Funds may revoke telephone privileges at any time, without       may revoke telephone privileges at any time, without notice to
notice to shareholders.                                          shareholders. For redemptions, shareholders who own shares in an
                                                                 IRA account should call 800-848-0920.

                                                                 ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                 The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

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ON-LINE. Transactions may be made through the Gartmore Funds'    ON-LINE. Transactions may be made through the Gartmore Funds'
website. However, the Funds may discontinue on-line              website. However, the Funds may discontinue on-line transactions
transactions of Fund shares at any time.                         of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal   BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization      directly to your account at a commercial bank. A voided check
will be in effect unless you give the Funds written notice of    must be attached to your application. (The authorization will be
its termination.)                                                in effect unless you give the Funds written notice of its
                                                                 termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment   o    your proceeds typically will be wired to your bank on the next
     and arrange to fax your completed application.                   business day after your order has been processed.

o    your bank may charge a fee to wire funds.                   o    Gartmore Funds deducts a $20 service fee from the redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                      o    your financial institution may also charge a fee for receiving the wire.

                                                                 o    funds sent outside the U.S. may be subject to higher fees.

                                                                 BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
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BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore    BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the       be sent to your bank via ACH on the second business day after
second business day after your purchase order has been           your order has been processed. A voided check must be attached processed. A voided check must be attached to your application.  to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Gartmore Funds from     bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this         (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give    written notice of its termination.)
the Funds written notice of its termination.)
                                                                 ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement     RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or   plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should      their administrators wishing to conduct transactions should call
call our toll-free number. Eligible entities or individuals      our toll-free number. Eligible entities or individuals wishing
wishing to conduct transactions in Institutional Service Class   to conduct transactions in Institutional Service Class or
or Institutional Class shares should call our toll-free number.  Institutional Class shares should call our toll-free number.

20 | GARTMORE NORTHPOINTE FUNDS

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open;

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                 GARTMORE NORTHPOINTE FUNDS | 21

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MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                         $    2,000 (per Fund)
To open an IRA account                                     $    1,000 (per Fund)
Additional investments                                     $      100 (per Fund)
To start an Automatic Asset Accumulation Plan              $               1,000
Additional Investments
(Automatic Asset Accumulation Plan)                        $                  50
--------------------------------------------------------------------------------
CLASS R SHARES

To open an account                                                    No Minimum
Additional investments                                                No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                         $   50,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name,

o     date of birth (for individuals),

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same registration,

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Service Class, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original Fund is charged.

22 | GARTMORE NORTHPOINTE FUNDS

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically may redeem shares in Class A, Class D, Class B, Class C, Prime Shares and IRA Class in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion sse guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                 GARTMORE NORTHPOINTE FUNDS | 23

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:

o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you redeem your Fund shares or an exchange fee if you redeem your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore Funds: Buying Shares- Share Price.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

24 | GARTMORE NORTHPOINTE FUNDS

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose exchange and redemption fees on certain funds if you sell or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund for less than the minimum holding period listed below:

                                                                         MINIMUM
                                                     EXCHANGE/    HOLDING PERIOD
                                           FUND REDEMPTION FEE   (CALENDAR DAYS)
---------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%                90
---------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%                90
---------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%                90
---------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%                90
---------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%                90
---------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                               2.00%                90
---------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%                90
---------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund                         2.00%                90
---------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%                90
---------------------------------------------------------------------------------
Gartmore Market Neutral Fund                             2.00%                90
---------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%                90
---------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%                90
---------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%                90
---------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%                90
---------------------------------------------------------------------------------
Gartmore Small Cap Core Fund                             2.00%                90
---------------------------------------------------------------------------------
Gartmore Small Cap Growth
   Opportunities Fund                                    2.00%                90
---------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%                90
---------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                            2.00%                90
---------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                       2.00%                90
---------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%                90
---------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%                90
---------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%                90
---------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%                30
---------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%                30
---------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%                30
---------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%                30
---------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%                30
---------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                 7
---------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                 7
---------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                 7
---------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                 7
---------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                 7
---------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                 7
---------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                 7
---------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                 7
---------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                 7
---------------------------------------------------------------------------------

                                                 GARTMORE NORTHPOINTE FUNDS | 25

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

26 | GARTMORE NORTHPOINTE FUNDS

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                 GARTMORE NORTHPOINTE FUNDS | 27

SECTION 6 NORTHPOINTE SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31, or if a Fund or a class has not been in existence for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-----------------------------------------------------------------------------------------------
                                                                INVESTMENT ACTIVITIES
                                                      -----------------------------------------
                                                                             NET
                                                                        REALIZED
                                                                             AND
                                          NET ASSET          NET      UNREALIZED
                                             VALUE,   INVESTMENT           GAINS     TOTAL FROM
                                          BEGINNING       INCOME     (LOSSES) ON     INVESTMENT
                                          OF PERIOD       (LOSS)     INVESTMENTS     ACTIVITIES
-----------------------------------------------------------------------------------------------
CLASS A SHARES
-----------------------------------------------------------------------------------------------
Period Ended October 31, 2004 (d)            $10.00        (0.01)           0.48           0.47
Year Ended October 31, 2005                  $10.47        (0.13)           1.33           1.20
Year Ended October 31, 2006                  $11.67        (0.09)           2.39           2.30
-----------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)            $10.00        (0.01)           0.47           0.46
Year Ended October 31, 2005                  $10.46        (0.20)           1.32           1.12
Year Ended October 31, 2006                  $11.58        (0.21)           2.41           2.20
-----------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)            $10.00        (0.01)           0.47           0.46
Year Ended October 31, 2005                  $10.46        (0.20)           1.32           1.12
Year Ended October 31, 2006                  $11.58        (0.21)           2.41           2.20
-----------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)            $10.00        (0.01)           0.47           0.46
Year Ended October 31, 2005                  $10.46        (0.16)           1.33           1.17
Year Ended October 31, 2006                  $11.63        (0.14)           2.43           2.29
-----------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)            $10.00        (0.01)           0.48           0.47
Year Ended October 31, 2005                  $10.47        (0.10)           1.33           1.23
Year Ended October 31, 2006                  $11.70        (0.10)           2.45           2.35
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d) (g)        $10.00        (0.01)           0.48           0.47
Year Ended October 31, 2005                  $10.47        (0.12)           1.36           1.24
Year Ended October 31, 2006                  $11.71        (0.07)           2.43           2.36
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                DISTRIBUTIONS
                                          --------------------------------------------------------
                                                NET                    NET ASSET
                                           REALIZED           TOTAL   VALUE, END             TOTAL
                                              GAINS   DISTRIBUTIONS    OF PERIOD        RETURN (a)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------------------------
Period Ended October 31, 2004 (d)                 -               -       $10.47          4.70%(e)
Year Ended October 31, 2005                       -               -       $11.67         11.46%
Year Ended October 31, 2006                   (1.01)          (1.01)      $12.96         20.98%
--------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)                 -               -       $10.46          4.60%(e)
Year Ended October 31, 2005                       -               -       $11.58         10.71%
Year Ended October 31, 2006                   (1.01)          (1.01)      $12.77         20.22%
--------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)                 -               -       $10.46          4.60%(e)
Year Ended October 31, 2005                       -               -       $11.58         10.71%
Year Ended October 31, 2006                   (1.01)          (1.01)      $12.77         20.22%
--------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)                 -               -       $10.46          4.60%(e)
Year Ended October 31, 2005                       -               -       $11.63         11.19%
Year Ended October 31, 2006                   (1.01)          (1.01)      $12.91         20.96%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)                 -               -       $10.47          4.70%(e)
Year Ended October 31, 2005                       -               -       $11.70         11.75%
Year Ended October 31, 2006                   (1.01)          (1.01)      $13.04         21.38%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)(g)              -               -       $10.47          4.70%(e)
Year Ended October 31, 2005                       -               -       $11.71         11.84%
Year Ended October 31, 2006                   (1.01)          (1.01)      $13.06         21.45%
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
                                          ------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                                     RATIO OF        INVESTMENT
                                                                                     EXPENSES     INCOME (LOSS)
                                                                  RATIO OF NET      (PRIOR TO         (PRIOR TO
                                       NET ASSETS    RATIO OF       INVESTMENT     REIMBURSE-        REIMBURSE-
                                        AT END OF    EXPENSES    INCOME (LOSS)      MENTS) TO         MENTS) TO
                                           PERIOD  TO AVERAGE       TO AVERAGE    AVERAGE NET       AVERAGE NET      PORTFOLIO
                                           (000S)  NET ASSETS       NET ASSETS     ASSETS (b)        ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)         $     1       1.50%(f)        (1.17%)(f)      9.82%(f)  (9.48%)(f)             0.48%
Year Ended October 31, 2005               $     1       1.58%           (1.11%)         1.69%     (1.22%)              144.08%
Year Ended October 31, 2006               $    19       1.40%           (0.97%)         1.45%     (1.02%)               98.72%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)         $     1       2.07%(f)         (1.78%)(f)     9.13%(f)  (8.84%)(f)             0.48%
Year Ended October 31, 2005               $     1       2.02%            (1.79%)        2.10%     (1.87%)              144.08%
Year Ended October 31, 2006               $     1       2.10%            (1.73%)        2.22%     (1.85%)               98.72%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)         $     1       2.07%(f)         (1.78%)(f)     9.13%(f)  (8.84%)(f)             0.48%
Year Ended October 31, 2005               $     1       2.02%            (1.79%)        2.11%     (1.87%)              144.08%
Year Ended October 31, 2006               $     1       2.10%            (1.73%)        2.14%     (1.77%)               98.72%
------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)         $     1       1.73%(f)         (1.17%)(f)     8.65%(f)  (6.92%)(f)             0.48%
Year Ended October 31, 2005               $     1       1.55%            (1.41%)        1.56%     (1.43%)              144.08%
Year Ended October 31, 2006               $     1       1.23%            (1.10%)        1.23%     (1.10%)               98.72%
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)         $     1       1.04%(f)         (0.74%)(f)     8.22%(f)  (7.92%)(f)             0.48%
Year Ended October 31, 2005               $     1       1.19%            (0.87%)        1.40%     (1.08%)              144.08%
Year Ended October 31, 2006               $     1       1.35%            (0.77%)        1.35%     (0.77%)               98.72%
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)(g)      $49,793       1.07%(f)         (1.02%)(f)     2.18%(f)  (2.14%)(f)             0.48%
Year Ended October 31, 2005               $41,074       1.10%            (0.81%)        1.19%     (0.89%)              144.08%
Year Ended October 31, 2006               $64,383       1.10%            (0.69%)        1.16%     (0.74%)               98.72%
------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charges.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

28 | GARTMORE NORTHPOINTE FUNDS

SECTION 6 NORTHPOINTE SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

--------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES
                                             -----------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                 NET ASSET          NET      UNREALIZED
                                    VALUE,   INVESTMENT           GAINS    TOTAL FROM
                                 BEGINNING       INCOME     (LOSSES) ON    INVESTMENT
                                 OF PERIOD       (LOSS)     INVESTMENTS    ACTIVITIES
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002         $11.14         0.06           (0.69)        (0.63)
Year Ended October 31, 2003         $ 9.82         0.03            3.72          3.75
Year Ended October 31, 2004         $13.53         0.03            1.64          1.67
Year Ended October 31, 2005         $14.43         0.08            1.99          2.07
Year Ended October 31, 2006         $12.51         0.05            1.86          1.91
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                             DISTRIBUTIONS
                                ---------------------------------------------------------------
                                       NET          NET                     NET ASSET
                                INVESTMENT     REALIZED           TOTAL    VALUE, END    TOTAL
                                    INCOME        GAINS   DISTRIBUTIONS     OF PERIOD   RETURN
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002          (0.06)       (0.63)          (0.69)       $ 9.82   (6.43%)
Year Ended October 31, 2003          (0.04)           -           (0.04)       $13.53   38.25%
Year Ended October 31, 2004          (0.03)       (0.74)          (0.77)       $14.43   12.65%
Year Ended October 31, 2005          (0.08)       (3.91)          (3.99)       $12.51   15.39%
Year Ended October 31, 2006          (0.05)       (2.65)          (2.70)       $11.72   18.07%
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                            RATIOS/SUPPLEMENTAL DATA
                                -------------------------------------------------------------------------------
                                                                                      RATIO OF NET
                                                                RATIO       RATIO OF    INVESTMENT
                                                               OF NET       EXPENSES        INCOME
                                                           INVESTMENT      (PRIOR TO     (PRIOR TO
                                 NET ASSETS     RATIO OF       INCOME     REIMBURSE-    REIMBURSE-
                                  AT END OF     EXPENSES    (LOSS) TO      MENTS) TO     MENTS) TO
                                     PERIOD   TO AVERAGE      AVERAGE    AVERAGE NET   AVERAGE NET   PORTFOLIO
                                     (000S)   NET ASSETS   NET ASSETS     ASSETS (a)    ASSETS (a)    TURNOVER
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2002         $29,961         1.00%        0.52%          1.06%         0.46%     105.59%
Year Ended October 31, 2003         $39,328         1.00%        0.25%          1.01%         0.23%     102.63%
Year Ended October 31, 2004         $32,156         0.99%        0.19%          1.00%         0.18%     135.45%
Year Ended October 31, 2005         $25,069         1.00%        0.61%          1.03%         0.59%     164.93%
Year Ended October 31, 2006         $32,267         1.00%        0.43%          1.07%         0.36%     154.88%
---------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

                                                 GARTMORE NORTHPOINTE FUNDS | 29

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.nwdfunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                   (C) 2007 NWD Investment Management, Inc. All rights reserved.

                                                                      PR-NP 2/07

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2007


                              GARTMORE MUTUAL FUNDS

GARTMORE BOND FUND                         GARTMORE INVESTOR DESTINATIONS          GARTMORE OPTIMAL ALLOCATIONS FUND:
GARTMORE BOND INDEX FUND                      MODERATELY AGGRESSIVE FUND              MODERATE
GARTMORE CHINA OPPORTUNITIES FUND          GARTMORE INVESTOR DESTINATIONS          GARTMORE OPTIMAL ALLOCATIONS FUND:
GARTMORE EMERGING MARKETS FUND                MODERATE FUND                           DEFENSIVE
GARTMORE ENHANCED INCOME FUND              GARTMORE INVESTOR DESTINATIONS          GARTMORE OPTIMAL ALLOCATIONS FUND:
GARTMORE GLOBAL FINANCIAL SERVICES FUND       MODERATELY CONSERVATIVE FUND            SPECIALTY
GARTMORE GLOBAL HEALTH SCIENCES FUND       GARTMORE INVESTOR DESTINATIONS          GARTMORE S&P 500 INDEX FUND
GARTMORE GLOBAL NATURAL RESOURCES FUND        CONSERVATIVE FUND                    GARTMORE SHORT DURATION BOND FUND
GARTMORE GLOBAL TECHNOLOGY AND             GARTMORE LARGE CAP VALUE FUND           GARTMORE SMALL CAP FUND
   COMMUNICATIONS FUND                     GARTMORE MICRO CAP EQUITY FUND          GARTMORE SMALL CAP INDEX FUND
GARTMORE GLOBAL UTILITIES FUND             GARTMORE MID CAP GROWTH FUND            GARTMORE SMALL CAP LEADERS FUND
GARTMORE GOVERNMENT BOND FUND              GARTMORE MID CAP GROWTH LEADERS FUND    GARTMORE TAX-FREE INCOME FUND
GARTMORE GROWTH FUND                       GARTMORE MID CAP MARKET INDEX FUND      GARTMORE U.S. GROWTH LEADERS FUND
GARTMORE INTERNATIONAL GROWTH FUND         GARTMORE MONEY MARKET FUND              GARTMORE U.S. GROWTH LEADERS
GARTMORE INTERNATIONAL INDEX FUND          GARTMORE NATIONWIDE FUND                  LONG-SHORT FUND
GARTMORE INVESTOR DESTINATIONS             GARTMORE NATIONWIDE LEADERS FUND        GARTMORE VALUE OPPORTUNITIES FUND
   AGGRESSIVE FUND                         GARTMORE OPTIMAL ALLOCATIONS FUND:      GARTMORE WORLDWIDE LEADERS FUND
                                              GROWTH                               NORTHPOINTE SMALL CAP GROWTH FUND
                                           GARTMORE OPTIMAL ALLOCATIONS FUND:      NORTHPOINTE SMALL CAP VALUE FUND
                                              MODERATE GROWTH

      Gartmore Mutual Funds (the "Trust") is a registered open-end investment company consisting of 49 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

          o Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Natural Resources Fund, Gartmore Global Technology and Communications Fund and Gartmore Global Utilities Fund dated February 28, 2007;

          o Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund dated February 28, 2007;

          o NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund dated February 28, 2007;

          o    Gartmore Micro Cap Equity Fund dated February 28, 2007;

          o Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Mid Cap Growth Fund, Gartmore Nationwide Fund and Gartmore Value Opportunities Fund dated February 28, 2007;

          o Gartmore Mid Cap Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore Small Cap Leaders Fund, Gartmore U.S. Growth Leaders Fund and Gartmore Worldwide Leaders Fund dated February 28, 2007;

          o Gartmore Bond Fund, Gartmore Government Bond Fund and Gartmore Tax-Free Income Fund (Class X and Class Y shares) dated February 28, 2007;

          o Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Money Market Fund, Gartmore Enhanced Income Fund, Gartmore Short Duration Bond Fund and Gartmore Tax-Free Income Fund dated February 28, 2007;

          o Gartmore China Opportunities Fund, Gartmore Emerging Markets Fund and Gartmore International Growth Fund dated February 28, 2007;

          o    Gartmore U.S. Growth Leaders Long-Short Fund dated February 28,
               2007;

          o    Gartmore Small Cap Fund dated February 28, 2007;

          o Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderate Growth, Gartmore Optimal Allocations
               Fund: Growth, Gartmore Optimal Allocations Fund: Specialty, and Gartmore Optimal Allocations Fund: Defensive dated February 28, 2007;

          o Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund dated February 28, 2007.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Gartmore Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-6311.

         As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Limited (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
General Information and History .............................................................................     1
Additional Information on Portfolio Instruments and Investment Policies .....................................     2
Description of Portfolio Instruments and Investment Policies ................................................    11
Investment Restrictions .....................................................................................    61
Disclosure of Portfolio Holdings ............................................................................    65
Trustees and Officers of the Trust ..........................................................................    67
Investment Advisory and Other Services ......................................................................    75
Brokerage Allocation ........................................................................................   118
Additional Information on Purchases and Sales ...............................................................   125
Valuation of Shares .........................................................................................   136
Systematic Investment Strategies ............................................................................   138
Investor Privileges .........................................................................................   140
Investor Services ...........................................................................................   143
Fund Performance Advertising ................................................................................   144
Additional Information ......................................................................................   148
Additional General Tax Information for All Funds ............................................................   151
Major Shareholders ..........................................................................................   161
Financial Statements ........................................................................................   251
Appendix A - Debt Ratings ...................................................................................   252
Appendix B - Proxy Voting Guidelines Summaries ..............................................................   260
Appendix C - Portfolio Managers .............................................................................   275

                         GENERAL INFORMATION AND HISTORY

         Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated February 28, 2005. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust.

           The Trust currently consists of 49 separate series, each with its own investment objective. Each of the Funds, except the Gartmore Nationwide Leaders, Gartmore U.S. Growth Leaders, Gartmore Worldwide Leaders, Gartmore Global Health Sciences, Gartmore Global Financial Services, Gartmore Global Natural Resources, Gartmore Global Utilities, Gartmore Global Technology and Communications, each of the Investor Destinations and each of the Optimal Allocations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         On August 27, 2001, the Nationwide Long-Term U.S. Government Bond Fund reorganized with and into the Gartmore Government Bond Fund, which is the survivor of the transaction for accounting and performance purposes.

         On June 23, 2003, the Montgomery Global Focus Fund and the Montgomery Global Opportunities Fund, two series portfolios of The Montgomery Funds, reorganized with and into the Gartmore Worldwide Leaders Fund. Also on June 23, 2003, the Montgomery Partners Long-Short Equity Plus Fund, a series portfolio of The Montgomery Funds II ("Montgomery Fund"), reorganized with and into the Gartmore Long-Short Equity Plus Fund (now known as the Gartmore U.S. Growth Leaders Long-Short Fund). For accounting and performance purposes, the Montgomery Fund was considered to be the survivor of its reorganization.

         On December 22, 2003, the Nationwide Large Cap Growth Fund reorganized with and into the Gartmore Growth Fund, which is the survivor of the transaction for accounting and performance purposes.

         On December 6, 2004, Gartmore Morley Capital Accumulation Fund changed its name to Gartmore Short Duration Bond Fund and changed its investment emphasis from stable value securities to short duration securities.

         Effective February 28, 2007, the Gartmore Optimal Allocations Fund:
Aggressive and Gartmore Optimal Allocations Fund: Moderatly Aggessive changed their names to Gartmore Optimal Allocations Fund: Growth and Gartmore Optimal Allocations Fund: Moderate Growth, respectively.

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

ALL FUNDS

      The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

      With respect to the Investor Destinations Funds and the Optimal Allocations Funds (together, the "Funds of Funds" and individually, a "Fund of Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund" to include the mutual funds in which each Fund of Funds will invest (the "Underlying Funds").

      Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                GARTMORE    GARTMORE      GARTMORE    GARTMORE
                                       GARTMORE     GARTMORE       GARTMORE     TAX FREE    GOVERNMENT    MONEY       S&P 500
TYPE OF INVESTMENT OR TECHNIQUE        GROWTH       NATIONWIDE     BOND         INCOME      BOND          MARKET      INDEX
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
U.S. common stocks                        Y             Y                                                                 Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Preferred stocks                          Y             Y                                       Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Small company stocks                      Y             Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Special situation companies               Y             Y                                                                 Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Illiquid securities                       Y             Y             Y            Y            Y             Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Restricted securities                     Y             Y             Y            Y            Y             Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
When-issued / delayed-delivery            Y             Y             Y            Y            Y             Y           Y
   securities
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Investment companies                      Y             Y             Y            Y            Y             Y           Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Real estate investment trusts (REITS)                   Y                                                                 Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Securities of foreign issuers             Y             Y             Y                                       Y           Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Depositary receipts                       Y             Y                                                                 Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Securities from developing
countries/emerging markets
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Convertible securities                    Y             Y             Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Long-term debt                                                        Y            Y             Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Long-term debt when originally issued     Y             Y             Y            Y             Y            Y           Y
but with 397 days or less remaining
to maturity
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Short-term debt                           Y             Y             Y            Y             Y            Y           Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Floating and variable rate securities     Y             Y             Y            Y             Y            Y           Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Zero coupon securities                                                Y            Y             Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Pay-in-kind bonds                                                     Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Deferred payment securities                                           Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Non-investment grade debt                                             Y            Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Loan participations and assignments       Y             Y             Y            Y             Y            Y           Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Sovereign debt (foreign)                                              Y                                       Y
 (denominated in U.S. $)
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Foreign commercial paper                  Y             Y                                                     Y
(denominated in U.S. $)
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Duration                                                              Y            Y             Y            Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
U.S. government securities                Y             Y             Y            Y             Y            Y            Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------
Money market instruments                  Y             Y             Y            Y             Y            Y            Y
-------------------------------------- -------      ----------     --------     --------    ----------    --------    ---------

--------------------------------------------------------------------------------------------------------------------------------
                                                              GARTMORE                  GARTMORE
                                            GARTMORE          GLOBAL      GARTMORE      MID CAP     GARTMORE
                                            VALUE             HEALTH      SMALL CAP     MARKET      INTERNATIONAL    GARTMORE
TYPE OF INVESTMENT OR TECHNIQUE             OPPORTUNITIES     SCIENCES    INDEX         INDEX       INDEX            BOND INDEX
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
U.S. common stocks                                Y               Y           Y             Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Preferred stocks                                  Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Small company stocks                              Y               Y           Y             Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Special situation companies                       Y               Y           Y             Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Illiquid securities                               Y               Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Restricted securities                             Y               Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
When-issued / delayed-delivery                    Y               Y           Y             Y             Y               Y
  securities
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Investment companies                              Y               Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Real estate investment trusts (REITS)             Y               Y           Y             Y             Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Securities of foreign issuers                     Y               Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Depositary receipts                               Y               Y           Y             Y             Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Securities from developing                        Y               Y
countries/emerging markets
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Convertible securities                            Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Long-term debt                                                                                                            Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Long-term debt when originally issued             Y               Y           Y             Y             Y               Y
but with 397 days or less remaining
to maturity
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Short-term debt                                   Y               Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Floating and variable rate securities             Y               Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Zero coupon securities                                                                                                    Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Pay-in-kind bonds
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Deferred payment securities
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Non-investment grade debt
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Loan participations and assignments              Y                Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Sovereign debt (foreign)                                                                                                  Y
 (denominated in U.S. $)
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Foreign commercial paper                                          Y                                       Y               Y
(denominated in U.S. $)
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Duration                                                          Y                                                       Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
U.S. government securities                       Y                Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------
Money market instruments                         Y                Y           Y             Y             Y               Y
--------------------------------------      -------------      -------    ---------     ---------   -------------    -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       GARTMORE
                                                                    GARTMORE                            GARTMORE       INVESTOR
                                           GARTMORE                 SHORT       GARTMORE   NORTHPOINT   INVESTOR       DESTINATIONS
                                           LARGE CAP    GARTMORE    DURATION    ENHANCED   SMALL CAP    DESTINATIONS   MODERATELY
       TYPE OF INVESTMENT OR TECHNIQUE     VALUE        SMALL CAP   BOND        INCOME     VALUE        AGGRESSIVE     AGGRESSIVE
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
U.S. common stocks                             Y            Y                                  Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Preferred stocks                               Y                                               Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Small company stocks                           Y            Y                                  Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Special situation companies                    Y            Y                                  Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Illiquid securities                            Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Restricted securities                          Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
When-issued/delayed-delivery securities        Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Investment companies                           Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Real estate investment trusts (REITS)          Y            Y                                  Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Securities of foreign issuers                  Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Depositary receipts                            Y            Y                                  Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Securities from developing                                  Y                                  Y
countries/emerging markets
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Convertible securities                         Y            Y                                  Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Long-term debt                                 Y            Y          Y           Y                         Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Long-term debt when originally issued          Y            Y          Y           Y                         Y              Y
but with 397 days or less remaining to
maturity
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Short-term debt                                Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Floating and variable rate securities          Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Zero coupon securities                                                  Y          Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Pay-in-kind bonds
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Deferred payment securities                    Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Non-investment grade debt
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Loan participations and assignments            Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Sovereign debt (foreign) (denominated          Y            Y           Y          Y                         Y              Y
in U.S. $)
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Foreign commercial paper) (denominated                                  Y          Y                         Y              Y
in U.S. $)
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Duration                                                                Y          Y                         Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
U.S. government securities                     Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------
Money market instruments                       Y            Y           Y          Y           Y             Y              Y
-----------------------------------------  ---------    ---------   --------    --------   ----------   ------------   ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       GARTMORE                              GARTMORE
                                         GARTMORE      INVESTOR      GARTMORE      GARTMORE  GLOBAL
                                         INVESTOR      DESTINATIONS  INVESTOR      MID CAP   TECHNOLOGY      GARTMORE  GARTMORE
                                         DESTINATIONS  MODERATELY    DESTINATIONS  GROWTH    AND             EMERGING  INTERNATIONAL
       TYPE OF INVESTMENT OR TECHNIQUE   MODERATE      CONSERVATIVE  CONSERVATIVE  LEADERS   COMMUMICATIONS  MARKETS   GROWTH
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
U.S. common stocks                            Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Preferred stocks                                                                      Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Small company stocks                          Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Special situation companies                   Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Illiquid securities                           Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Restricted securities                         Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
When-issued/delayed-delivery securities       Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Investment companies                          Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Real estate investment trusts (REITS)                                                 Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Securities of foreign issuers                 Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Depositary receipts                           Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Securities from developing                                                            Y            Y             Y         Y
countries/emerging markets
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Convertible securities                                                                Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Long-term debt                                Y             Y             Y                                      Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Long-term debt when originally issued         Y             Y             Y                                      Y         Y
but with 397 days or less remaining to
maturity
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Short-term debt                               Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Floating and variable rate securities         Y             Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Zero coupon securities                                                                                           Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Pay-in-kind bonds                                                                                                Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Deferred payment securities                                                                                      Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Non-investment grade debt                                                                                        Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Loan participations and assignments          Y              Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Sovereign debt (foreign) (denominated        Y              Y             Y           Y                          Y         Y
in U.S. $)
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Foreign commercial paper) (denominated       Y              Y             Y                                      Y         Y
in U.S. $)
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Duration                                     Y              Y             Y                                      Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
U.S. government securities                   Y              Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------
Money market instruments                     Y              Y             Y           Y            Y             Y         Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------- ------------

-----------------------------------------------------------------------------------------------------------------------
                                                                               GARTMORE
                                               GARTMORE       GARTMORE         GLOBAL         GARTMORE     GARTMORE
                                               WORLDWIDE      U.S. GROWTH      FINANCIAL      GLOBAL       NATIONWIDE
    TYPE OF INVESTMENT OR TECHNIQUE            LEADERS        LEADERS          SERVICES       UTILITIES    LEADERS
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
U.S. common stocks                                 Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Preferred stocks                                   Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Small company stocks                               Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Special situation companies                        Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Illiquid securities                                Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Restricted securities                              Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
When-issued / delayed-delivery securities          Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Investment companies                               Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Real estate investment trusts (REITS)              Y                               Y              Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Securities of foreign issuers                      Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Depositary receipts                                Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Securities from developing countries/              Y               Y               Y              Y
emerging markets
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Convertible securities                             Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Long-term debt                                                     Y               Y              Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Long-term debt when  originally  issued,  but                      Y               Y              Y             Y
with 397 days or less remaining to maturity
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Short-term debt                                    Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Floating and variable rate securities              Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Zero coupon securities                                                             Y              Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Pay-in-kind bonds
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Deferred payment securities                                                        Y              Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Non-investment grade debt                                          Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Loan participations and assignments                Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Sovereign  debt(foreign)(denominated               Y
in U.S.$)
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Foreign commercial paper (denominated in           Y                                                            Y
U.S. $)
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Duration                                           Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
U.S. government securities                         Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------
Money market instruments                           Y               Y               Y              Y             Y
---------------------------------------------- ---------      -----------      ---------      ---------    ----------

-----------------------------------------------------------------------------------------------------------------------
                                                                                  GARTMORE
                                                 GARTMORE        GARTMORE         U.S. GROWTH      NORTHPOINTE
                                                 MICRO CAP       MID CAP          LEADERS          SMALL CAP
    TYPE OF INVESTMENT OR TECHNIQUE              EQUITY          GROWTH           LONG-SHORT       GROWTH
----------------------------------------------   --------        --------         -----------      ------------
U.S. common stocks                                  Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Preferred stocks                                                    Y                  Y
----------------------------------------------   --------        --------         -----------      ------------
Small company stocks                                Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Special situation companies                         Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Illiquid securities                                 Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Restricted securities                               Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
When-issued / delayed-delivery securities           Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Investment companies                                Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Real estate investment trusts (REITS)               Y               Y                                   Y
----------------------------------------------   --------        --------         -----------      ------------
Securities of foreign issuers                       Y               Y                                   Y
----------------------------------------------   --------        --------         -----------      ------------
Depositary receipts                                 Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Securities from developing countries/
emerging markets
----------------------------------------------   --------        --------         -----------      ------------
Convertible securities                                              Y                  Y
----------------------------------------------   --------        --------         -----------      ------------
Long-term debt
----------------------------------------------   --------        --------         -----------      ------------
Long-term debt when  originally  issued,  but                                          Y
with 397 days or less remaining to maturity
----------------------------------------------   --------        --------         -----------      ------------
Short-term debt                                     Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Floating and variable rate securities               Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Zero coupon securities
----------------------------------------------   --------        --------         -----------      ------------
Pay-in-kind bonds
----------------------------------------------   --------        --------         -----------      ------------
Deferred payment securities
----------------------------------------------   --------        --------         -----------      ------------
Non-investment grade debt
----------------------------------------------   --------        --------         -----------      ------------
Loan participations and assignments                 Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Sovereign  debt(foreign)(denominated
in U.S.$)
----------------------------------------------   --------        --------         -----------      ------------
Foreign commercial paper (denominated in                            Y
U.S. $)
----------------------------------------------   --------        --------         -----------      ------------
Duration
----------------------------------------------   --------        --------         -----------      ------------
U.S. government securities                          Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------
Money market instruments                            Y               Y                  Y                Y
----------------------------------------------   --------        --------         -----------      ------------

----------------------------------------------------------------------------------------------------------
                                                        GARTMORE
                                      GARTMORE          OPTIMAL           GARTMORE          GARTMORE
                                      OPTIONAL          ALLOCATIONS:      OPTIMAL           OPTIMAL
                                      ALLOCATIONS:      MODERATE          ALLOCATIONS:      ALLOCATIONS:
   TYPE OF INVESTMENT OR TECHNIQUE    GROWTH            GROWTH            MODERATE          SPECIALTY
------------------------------------- ------------      -----------       ------------      ------------
U.S. common stocks                         Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Preferred stocks
------------------------------------- ------------      -----------       ------------      ------------
Small company stocks
------------------------------------- ------------      -----------       ------------      ------------
Special situation companies                Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Illiquid securities                        Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Restricted securities                      Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
When-issued / delayed-delivery             Y                 Y                 Y                 Y
   securities
------------------------------------- ------------      -----------       ------------      ------------
Investment companies                       Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Real estate investment trusts (REITS)      Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Securities of foreign issuers              Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Depositary receipts                        Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Securities from developing                 Y                 Y                 Y                 Y
countries/emerging markets
------------------------------------- ------------      -----------       ------------      ------------
Convertible securities                     Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Long-term debt                             Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Long-term debt when originally issued      Y                 Y                 Y                 Y
but with 397 days or less remaining
to maturity
------------------------------------- ------------      -----------       ------------      ------------
Short-term debt                            Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Floating and variable rate securities      Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Zero coupon securities                     Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Pay-in-kind bonds
------------------------------------- ------------      -----------       ------------      ------------
Deferred payment securities
------------------------------------- ------------      -----------       ------------      ------------
Non-investment grade debt                 Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Loan participations and assignments       Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Sovereign debt (foreign)                  Y                 Y                 Y                 Y
 (denominated in U.S. $)
------------------------------------- ------------      -----------       ------------      ------------
Foreign commercial paper                  Y                 Y                 Y                 Y
(denominated in U.S. $)
------------------------------------- ------------      -----------       ------------      ------------
Duration                                  Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
U.S. government securities                Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------
Money market instruments                  Y                 Y                 Y                 Y
------------------------------------- ------------      -----------       ------------      ------------

-----------------------------------------------------------------------------------------------------
                                         GARTMORE                           GARTMORE
                                         OPTIMAL          GARTMORE          GLOBAL         GARTMORE
                                         ALLOCATIONS:     CHINA             NATURAL        SMALL CAP
   TYPE OF INVESTMENT OR TECHNIQUE       DEFENSIVE        OPPORTUNITIES     RESOURCES      LEADERS
-------------------------------------    ------------     -------------     ---------      ---------
U.S. common stocks                            Y
-------------------------------------    ------------     -------------     ---------      ---------
Preferred stocks                              Y
-------------------------------------    ------------     -------------     ---------      ---------
Small company stocks                          Y
-------------------------------------    ------------     -------------     ---------      ---------
Special situation companies                   Y                 Y               Y              Y
-------------------------------------    ------------     -------------     ---------      ---------
Illiquid securities                           Y                 Y               Y              Y
-------------------------------------    ------------     -------------     ---------      ---------
Restricted securities                         Y                 Y               Y
-------------------------------------    ------------     -------------     ---------      ---------
When-issued / delayed-delivery                Y                 Y               Y              Y
   securities
-------------------------------------    ------------     -------------     ---------      ---------
Investment companies                          Y                 Y               Y              Y
-------------------------------------    ------------     -------------     ---------      ---------
Real estate investment trusts (REITS)         Y                 Y               Y              Y
-------------------------------------    ------------     -------------     ---------      ---------
Securities of foreign issuers                 Y                 Y               Y              Y
-------------------------------------    ------------     -------------     ---------      ---------
Depositary receipts                           Y                 Y               Y              Y
-------------------------------------    ------------     -------------     ---------      ---------
Securities from developing                    Y                 Y               Y
countries/emerging markets
-------------------------------------    ------------     -------------     ---------      ---------
Convertible securities                        Y                 Y               Y
-------------------------------------    ------------     -------------     ---------      ---------
Long-term debt                                Y                 Y               Y
-------------------------------------    ------------     -------------     ---------      ---------
Long-term debt when originally issued         Y                 Y               Y
but with 397 days or less remaining
to maturity
-------------------------------------    ------------     -------------     ---------      ---------
Short-term debt                               Y                 Y               Y
-------------------------------------    ------------     -------------     ---------      ---------
Floating and variable rate securities         Y                 Y               Y
-------------------------------------    ------------     -------------     ---------      ---------
Zero coupon securities                        Y
-------------------------------------    ------------     -------------     ---------      ---------
Pay-in-kind bonds                             Y
-------------------------------------    ------------     -------------     ---------      ---------
Deferred payment securities                   Y
-------------------------------------    ------------     -------------     ---------      ---------
Non-investment grade debt                     Y
-------------------------------------    ------------     -------------     ---------      ---------
Loan participations and assignments           Y                 Y               Y
-------------------------------------    ------------     -------------     ---------      ---------
Sovereign debt (foreign)                      Y                 Y
 (denominated in U.S. $)
-------------------------------------    ------------     -------------     ---------      ---------
Foreign commercial paper                      Y                                 Y
(denominated in U.S. $)
-------------------------------------    ------------     -------------     ---------      ---------
Duration                                      Y
-------------------------------------    ------------     -------------     ---------      ---------
U.S. government securities                    Y                 Y               Y
-------------------------------------    ------------     -------------     ---------      ---------
Money market instruments                      Y                 Y               Y              Y
-------------------------------------    ------------     -------------     ---------      ---------

------------------------------------------------------------------------------------------------------------------------------------


                                                                                  GARTMORE    GARTMORE        GARTMORE   GARTMORE
                                         GARTMORE      GARTMORE      GARTMORE     TAX FREE    GOVERNMENT      MONEY      S&P 500
     TYPE OF INVESTMENT OR TECHNIQUE     GROWTH        NATIONWIDE    BOND         INCOME      BOND            MARKET     INDEX
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Mortgage-backed securities                                              Y            Y            Y               Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Stripped mortgage securities                                            Y                         Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Collateralized mortgage obligations                                     Y                         Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Mortgage dollar rolls
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Asset-backed securities                     Y              Y            Y             Y           Y               Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Bank and/or Savings and Loan obligations    Y              Y            Y             Y           Y               Y          Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Repurchase agreements                       Y              Y            Y             Y           Y               Y          Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Derivatives                                 Y              Y            Y             Y                           Y          Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Reverse repurchase agreements               Y              Y            Y             Y           Y                          Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Warrants                                    Y              Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Futures                                     Y              Y                                                                 Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Options                                     Y              Y            Y            Y                                       Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Foreign currencies
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Forward currency contracts                                                                                                   Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Borrowing money                             Y              Y            Y            Y            Y               Y          Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Lending portfolio securities                Y              Y            Y            Y            Y                          Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Investment of securities lending            Y              Y            Y            Y            Y                          Y
collateral
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Short sales                                 Y                                                                                Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Participation Interests
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Swap Agreements                                                                                                              Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Credit Default Swaps                                                    Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Wrap Contracts
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Indexed securities                          Y               Y                                                                Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Strip Bonds                                                             Y                        Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Put Bonds                                                               Y            Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Private Activity and Industrial
Development Bonds
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Custodial Receipts
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Nationwide Contract
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Extendable Commercial Notes                                                                                       Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Standby Commitment Agreements
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Municipal Securities                                                                 Y                            Y
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Equity Linked Notes
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------
Exchange Traded Funds
---------------------------------------  --------      ----------    --------     --------    ----------      ---------  ---------

------------------------------------------------------------------------------------------------------------------------------

                                                            GARTMORE                    GARTMORE
                                         GARTMORE           GLOBAL        GARTMORE      MID CAP     GARTMORE         GARTMORE
                                         VALUE              HEALTH        SMALL CAP     MARKET      INTERNATIONAL    BOND
     TYPE OF INVESTMENT OR TECHNIQUE     OPPORTUNITIES      SCIENCES      INDEX         INDEX       INDEX            INDEX
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Mortgage-backed securities                                                                                               Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Stripped mortgage securities                                                                                             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Collateralized mortgage obligations                                                                                      Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Mortgage dollar rolls                                                                                                    Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Asset-backed securities                                                                                                  Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Bank and/or Savings and Loan obligations      Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Repurchase agreements                         Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Derivatives                                   Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Reverse repurchase agreements                 Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Warrants                                      Y                Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Futures                                       Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Options                                       Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Foreign currencies                            Y                Y                                           Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Forward currency contracts                    Y                Y                                           Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Borrowing money                               Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Lending portfolio securities                  Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Investment of securities lending              Y                Y              Y             Y              Y             Y
collateral
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Short sales                                   Y                Y              Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Participation Interests
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Swap Agreements                                                               Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Credit Default Swaps
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Wrap Contracts
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Indexed securities                                                            Y             Y              Y             Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Strip Bonds
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Put Bonds
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Private Activity and Industrial
Development Bonds
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Custodial Receipts
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Nationwide Contract
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Extendable Commercial Notes
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Standby Commitment Agreements                                                                                            Y
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Municipal Securities
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Equity Linked Notes
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------
Exchange Traded Funds
---------------------------------------  -------------      --------      ---------     ---------   --------------   ---------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        GARTMORE
                                                                  GARTMORE                               GARTMORE       INVESTOR
                                         GARTMORE                  SHORT                                 INVESTOR       DESTINATIONS
                                         LARGE CAP    GARTMORE     DURATION    GARTMORE    NORTHPOINTE   DESTINATIONS   MODERATELY
     TYPE OF INVESTMENT OR TECHNIQUE     VALUE        SMALL CAP    BOND        ENHANCED    SMALL CAP     AGGRESSIVE     AGGRESSIVE
                                                                               INCOME      VALUE
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Mortgage-backed securities                                            Y           Y                           Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Stripped mortgage securities                                          Y           Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Collateralized mortgage obligations                                   Y           Y                           Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Mortgage dollar rolls                                                 Y           Y                           Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Asset-backed securities                                               Y           Y                           Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Bank and/or Savings and Loan obligations     Y            Y           Y           Y             Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Repurchase agreements                        Y            Y           Y           Y             Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Derivatives                                  Y            Y           Y           Y             Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Reverse repurchase agreements                Y            Y           Y           Y             Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Warrants                                     Y            Y                                     Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Futures                                      Y            Y           Y           Y             Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Options                                      Y            Y           Y           Y             Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Foreign currencies                                                                              Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Forward currency contracts                                Y                                     Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Borrowing money                              Y            Y           Y           Y             Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Lending portfolio securities                 Y            Y           Y           Y             Y             Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Investment of securities lending             Y            Y           Y           Y             Y
collateral
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Short sales                                                                                                   Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Participation Interests
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Swap Agreements                                                       Y                                       Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Credit Default Swaps
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Wrap Contracts
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Indexed securities                                                    Y           Y                           Y              Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Strip Bonds
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Put Bonds
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Private Activity and Industrial
Development Bonds
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Custodial Receipts
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Nationwide Contract                                                                                                          Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Extendable Commercial Notes                                                                                    Y             Y
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Standby Commitment Agreements
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Municipal Securities
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Equity Linked Notes
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------
Exchange Traded Funds
---------------------------------------  ----------   ---------    --------    --------    -----------   ------------   ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             GARTMORE
                                         GARTMORE      GARTMORE      GARTMORE                GLOBAL
                                         INVESTOR      INVESTOR      INVESTOR      GARTMORE  TECHNOLOGY      GARTMORE  GARTMORE
                                         DESTINATIONS  DESTINATIONS  DESTINATIONS  MID CAP   AND             EMERGING  INTERNATIONAL
     TYPE OF INVESTMENT OR TECHNIQUE     MODERATE      MODERATELY    CONSERVATIVE  GROWTH    COMMUNICATIONS  MARKETS   GROWTH
                                                       CONSERVATIVE                LEADERS
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Mortgage-backed securities                    Y             Y             Y                                     Y           Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Stripped mortgage securities
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Collateralized mortgage obligations           Y             Y             Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Mortgage dollar rolls                         Y             Y             Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Asset-backed securities                       Y             Y             Y           Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Bank and/or Savings and Loan obligations      Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Repurchase agreements                         Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Derivatives                                   Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Reverse repurchase agreements                                                         Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Warrants                                                                              Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Futures                                       Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Options                                       Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Foreign currencies                            Y             Y             Y                         Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Forward currency contracts                    Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Borrowing money                               Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Lending portfolio securities                  Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Investment of securities lending                                                      Y             Y            Y          Y
collateral
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Short sales                                   Y             Y             Y           Y             Y            Y          Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Participation Interests
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Swap Agreements                               Y             Y             Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Credit Default Swaps
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Wrap Contracts
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Indexed securities                            Y             Y             Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Strip Bonds
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Put Bonds
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Private Activity and Industrial
Development Bonds
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Custodial Receipts
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Nationwide Contract                           Y             Y             Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Extendable Commercial Notes                   Y             Y             Y
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Standby Commitment Agreements
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Municipal Securities
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Equity Linked Notes
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------
Exchange Traded Funds
---------------------------------------  ------------  ------------  ------------  --------  --------------  --------  ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            GARTMORE
                                       GARTMORE   GARTMORE      GARTMORE    GARTMORE   GARTMORE   GARTMORE  U.S. GROWTH  NORTHPOINTE
                                       WORLDWIDE  U.S. GROWTH   GLOBAL      NATIONWIDE MICRO CAP  MID CAP   LEADERS      SMALL CAP
     TYPE OF INVESTMENT OR TECHNIQUE   LEADERS    LEADERS       UTILITIES   LEADERS    EQUITY     GROWTH    LONG-SHORT   GROWTH
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Mortgage-backed securities                             Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Stripped mortgage securities
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Collateralized mortgage obligations
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Mortgage dollar rolls
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Asset-backed securities                                Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Bank and/or Savings and Loan               Y           Y            Y           Y          Y          Y           Y           Y
obligations
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Repurchase agreements                      Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Derivatives                                Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Reverse repurchase agreements              Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Warrants                                   Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Futures                                    Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Options                                    Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Foreign currencies                         Y           Y            Y                      Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Forward currency contracts                 Y           Y            Y                      Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Borrowing money                            Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Lending portfolio securities               Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Investments of securities lending
collateral                                 Y           Y            Y           Y          Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Short sales                                Y                        Y                      Y          Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Participation Interests
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Swap Agreements                                       Y                                                           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Credit Default Swaps
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Wrap Contracts
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Indexed securities                                    Y                         Y         Y           Y           Y           Y
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Strip Bonds
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Put Bonds
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Private Activity and Industrial
Development Bonds
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Custodial Receipts
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Nationwide Contract
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Extendable Commercial Notes
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Standby Commitment Agreements
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Municipal Securities
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Equity Linked Notes
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------
Exchange Traded Funds
------------------------------------   ---------  -----------   ---------   ---------  ---------  --------  ------------ -----------

----------------------------------------------------------------------------------------------------
                                                        GARTMORE
                                       GARTMORE         OPTIMAL         GARTMORE        GARTMORE
                                       OPTIMAL          ALLOCATIONS:    OPTIMAL         GLOBAL
                                       ALLOCATIONS:     MODERATE        ALLOCATIONS:    FINANCIAL
     TYPE OF INVESTMENT OR TECHNIQUE   GROWTH           GROWTH          MODERATE        SERVICES
------------------------------------   -----------      -----------     ------------    ------------
Mortgage-backed securities                 Y                 Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Stripped mortgage securities
------------------------------------   -----------      -----------     ------------    ------------
Collateralized mortgage obligations                          Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Mortgage dollar rolls                      Y                 Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Asset-backed securities                    Y                 Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Bank and/or Savings and Loan               Y                 Y               Y               Y
obligations
------------------------------------   -----------      -----------     ------------    ------------
Repurchase agreements                      Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Derivatives                                Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Reverse repurchase agreements              Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Warrants                                   Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Futures                                    Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Options                                    Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Foreign currencies                         Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Forward currency contracts                 Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Borrowing money                            Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Lending portfolio securities               Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Investment of securities lending           Y                 Y               Y
collateral
------------------------------------   -----------      -----------     ------------    ------------
Short sales                                Y                 Y               Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Participation Interests
------------------------------------   -----------      -----------     ------------    ------------
Swap Agreements                            Y                 Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Credit Default Swaps
------------------------------------   -----------      -----------     ------------    ------------
Wrap Contracts
------------------------------------   -----------      -----------     ------------    ------------
Indexed securities                         Y                 Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Strip Bonds
------------------------------------   -----------      -----------     ------------    ------------
Put Bonds
------------------------------------   -----------      -----------     ------------    ------------
Private Activity and Industrial
Development Bonds
------------------------------------   -----------      -----------     ------------    ------------
Custodial Receipts
------------------------------------   -----------      -----------     ------------    ------------
Nationwide Contract
------------------------------------   -----------      -----------     ------------    ------------
Extendable Commercial Notes                 Y                 Y               Y
------------------------------------   -----------      -----------     ------------    ------------
Standby Commitment Agreements
------------------------------------   -----------      -----------     ------------    ------------
Municipal Securities
------------------------------------   -----------      -----------     ------------    ------------
Equity Linked Notes
------------------------------------   -----------      -----------     ------------    ------------
Exchange Traded Funds                      Y                 Y               Y
------------------------------------   -----------      -----------     ------------    ------------

--------------------------------------------------------------------------------------------------

                                       GARTMORE                           GARTMORE                  GARTMORE
                                       OPTIMAL          GARTMORE          GLOBAL        GARTMORE    OPTIMAL
                                       ALLOCATIONS:     CHINA             NATURAL       SMALL CAP   ALLOCATIONS:
     TYPE OF INVESTMENT OR TECHNIQUE   DEFENSIVE        OPPORTUNITIES     RESOURCES     LEADERS     SPECIALTY

------------------------------------   -----------      -------------     ---------     ---------   ---------
Mortgage-backed securities                  Y                                                           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Stripped mortgage securities                Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Collateralized mortgage obligations         Y                                                           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Mortgage dollar rolls                       Y                                                           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Asset-backed securities                     Y                                 Y                         Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Bank and/or Savings and Loan                Y                 Y               Y                         Y
obligations
------------------------------------   -----------      -------------     ---------     ---------   ---------
Repurchase agreements                       Y                 Y               Y             Y           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Derivatives                                 Y                 Y               Y             Y           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Reverse repurchase agreements               Y                 Y               Y             Y           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Warrants                                    Y                 Y               Y             Y           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Futures                                     Y                 Y               Y             Y           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Options                                     Y                 Y               Y             Y           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Foreign currencies                          Y                 Y               Y                         Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Forward currency contracts                  Y                 Y               Y                         Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Borrowing money                             Y                 Y               Y                         Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Lending portfolio securities                Y                 Y               Y             Y           Y
------------------------------------   -----------      -------------     ---------     ---------   ---------
Investment of securities lending            Y                 Y               Y
collateral                                                                                              Y
------------------------------------   -----------      -----------     ------------    ---------   ---------
Short sales                                 Y                 Y               Y                         Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Participation Interests
------------------------------------   -----------      -------------     ---------     ---------    ---------
Swap Agreements                             Y                                 Y                         Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Credit Default Swaps                        Y                                 Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Wrap Contracts
------------------------------------   -----------      -------------     ---------     ---------    ---------
Indexed securities                          Y                 Y               Y             Y            Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Strip Bonds                                 Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Put Bonds                                   Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Private Activity and Industrial
Development Bonds
------------------------------------   -----------      -------------     ---------     ---------    --------
Custodial Receipts                          Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Nationwide Contract
------------------------------------   -----------      -------------     ---------     ---------    ---------
Extendable Commercial Notes                 Y                                 Y                         Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Standby Commitment Agreements
------------------------------------   -----------      -------------     ---------     ---------    ---------
Municipal Securities
------------------------------------   -----------      -------------     ---------     ---------    ---------
Equity Linked Notes                                           Y
------------------------------------   -----------      -------------     ---------     ---------    ---------
Exchange Traded Funds                       Y                                                           Y
------------------------------------   -----------      -------------     ---------     ---------    ---------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

         The Gartmore Small Cap Index Fund, Gartmore S&P 500 Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore International Index Fund and Gartmore Bond Index Fund will be referred to herein, collectively, as the "Index Funds."

         S&P 500 INDEX FUND. The investment objective of the S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

         SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         MID CAP MARKET INDEX FUND. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         BOND INDEX FUND. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         INTERNATIONAL INDEX FUND. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, S&P 500 Index Fund, and fixed-income securities in the case of the Bond Index Fund).

         Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC ("BlackRock," formerly known as Fund Asset Management, L.P.), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). BlackRock will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses, be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE FUNDS OF FUNDS

         Each of the Investor Destinations Funds and the Optimal Allocations Funds is a "fund of funds," which means that each such Fund invests primarily in other mutual funds. The Prospectuses for the Funds of Funds discuss the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the "Underlying Funds") in which each Fund of Funds may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund of Funds allocates its assets among the different Underlying Funds, and each of the Investor Destinations Funds - except for the Investor Destinations Aggressive Fund currently - invests in the Nationwide contract (described in more detail below). Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.


INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.


DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-    The Federal Housing Administration and the Farmers Home Administration;
- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;
- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
- The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.


         Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

      MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits

(or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         PUT BONDS. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund's adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

         BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      MUNICIPAL SECURITIES. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The Gartmore Tax-Free Income Fund will invest primarily in municipal securities. In addition, the Gartmore Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Gartmore Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Gartmore Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

      STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

      CUSTODIAL RECEIPTS. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

       TIPS BONDS. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

       If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

       The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

       While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

       The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


MONEY MARKET INSTRUMENTS

      Money market instruments may include the following types of instruments:

          o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

          o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

          o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

          o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

          o    repurchase agreements;

          o    bank or savings and loan obligations;

          o commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

          o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

          o high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

          o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Gartmore Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities; and

          o unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.


EXTENDABLE COMMERCIAL NOTES


      The Gartmore Money Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

      The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Gartmore Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.


REPURCHASE AGREEMENTS

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.


BANK OBLIGATIONS

      Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

      These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

      INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or provides for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

      Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.


SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.


SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.


FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      EQUITY LINKED NOTES. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of a Fund's investment objective and strategies.

      The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

      Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund's adviser or subadviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

      As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").


CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" below.


WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


PREFERRED STOCK

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

         Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be `publicly traded' will not be considered `qualifying income' under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.


SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Gartmore Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.


BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

      LEVERAGE. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund's adviser or subadviser from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

      An Index Fund at times may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.


DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

      OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         COMMODITY FUTURES CONTRACTS. The Gartmore Nationwide Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

          RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

          o Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

          o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

          o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

      STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."

      SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      CREDIT DEFAULT SWAPS. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

         As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, A Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

         As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.


FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.


SECURITIES OF INVESTMENT COMPANIES

      To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds and the Optimal Allocations Funds may invest up to 100% of its assets in other investment companies. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

      SPDRS AND OTHER EXCHANGE TRADED FUNDS. A Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.


FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.


REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

      Each of the Investor Destinations Funds (except the Gartmore Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, Gartmore Mutual Fund Capital Trust ("GMFCT"), the investment adviser, believes that the relatively stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

      RUSSELL 2000 INDEX. The Gartmore Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Gartmore Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

      Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

      Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

      EAFE INDEX. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

      The Gartmore International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Gartmore International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Gartmore International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the Gartmore International Index Fund or the owners of shares of the Gartmore International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Gartmore International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the Gartmore International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Gartmore International Index Fund in connection with the administration, marketing or trading of the Gartmore International Index Fund.

      Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

      S&P 500 INDEX AND S&P 400 INDEX. The Trust, on behalf of the Gartmore S&P 500 Index Fund and Gartmore Mid Cap Market Index Fund, has entered into a licensing agreement which authorizes the Funds to use the trademarks of the McGraw-Hill Companies, Inc.

      Standard & Poor's 500(R), S&P 500(R), S&P(R), 500(R), Standard & Poor's MidCap 400(R), S&P MidCap 400(R), and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The Gartmore S&P 500 Index Fund and the Gartmore Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

TEMPORARY INVESTMENTS

      Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Gartmore Tax-Free Income Fund), may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940

Act, shares of other investment companies that invest in securities in which the Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below shows any significant variation in the Funds' portfolio turnover rate for the years ended October 31, 2006 and 2005, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:


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Fund(1)                                                      2006       2005
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Gartmore Global Health Sciences Fund                        268.38%    401.37%
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Gartmore Global Technology and Communications Fund          368.77%    654.64%
--------------------------------------------------------- ---------- -----------
Gartmore Global Utilities Fund                               83.30%    401.37%
--------------------------------------------------------- ---------- -----------
Gartmore Nationwide Fund                                    245.80%    145.66%
--------------------------------------------------------- ---------- -----------
Gartmore Small  Cap Value                                   194.61%        --
--------------------------------------------------------- ---------- -----------
Gartmore Short Duration Bond Fund                            28.68%    292.03%
--------------------------------------------------------- ---------- -----------

------------
1. The portfolio manager for each Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.


                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

      Each of the Funds:

o May not (EXCEPT THE GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE NATIONWIDE LEADERS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE WORLDWIDE LEADERS FUND, THE FUNDS OF FUNDS AND GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Gartmore Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

o May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE ENHANCED INCOME FUND, THE INDEX FUNDS [EXCEPT THE GARTMORE S&P 500 INDEX FUND], GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Gartmore Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE GARTMORE S&P 500 INDEX FUND:

o May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

THE INDEX FUNDS (EXCEPT THE GARTMORE S&P 500 INDEX FUND) AND THE INVESTOR DESTINATIONS FUNDS:

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE OPTIMAL ALLOCATIONS FUNDS:

o May not invest more than 25% of the Fund's total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

THE GARTMORE VALUE OPPORTUNITIES FUND AND GARTMORE ENHANCED INCOME FUND:

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

CONCENTRATION POLICIES. EACH OF THE FOLLOWING FUNDS HAS A POLICY REGARDING CONCENTRATING ITS INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME OR RELATED INDUSTRIES AS DESCRIBED BELOW:

THE GARTMORE U.S. GROWTH LEADERS FUND:*

o Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE GARTMORE GLOBAL FINANCIAL SERVICES FUND:*

 o Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE GARTMORE GLOBAL UTILITIES FUND:*

 o Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE GARTMORE GLOBAL HEALTH SCIENCES FUND:*

 o Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND:

 o Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

THE GARTMORE GLOBAL NATURAL RESOURCES FUND:

o Will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

     * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

o Sell securities short (except for the Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Mid Cap Growth Leaders Fund, and Gartmore U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Gartmore U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Gartmore Money Market Fund) of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Gartmore U.S. Growth Leaders Long-Short Fund) in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.


      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.


EACH FUND, EXCEPT THE INDEX FUNDS AND THE FUNDS OF FUNDS, MAY NOT:

o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriter or affiliated persons of the Funds' investment advisers or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

          The policies and procedures are applicable to the Funds' respective investment advisers and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment advisers, any subadviser, and their agents are obligated to:

          o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
          o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
          o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

          Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, GMFCT's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

          Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC.The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

          Exceptions to the portfolio holdings release policy described above can only be authorized by GMFCT's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

          o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
          o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
          o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

          Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

          Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

          o    Data consolidators (including ratings agencies);
          o    Fund rating/ranking services and other data providers; and
          o    Service providers to the Funds.

          The Funds' investment advisers conduct periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment advisers' compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust.

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       89                None
                             July 2000    Executive Officer and
c/o NWD Investment                        President of Graimark Realty
Management, Inc.                          Advisors, Inc. (real estate
..                                         development, investment and
1200 River Road,                          asset management).
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley was Vice          89       Director of Dentsply
                             July 2000    President and General                       International, Inc.
c/o NWD Investment                        Manager Sappi Fine Paper                    (dental products),
Management, Inc.                          North America from April                    Ultralife Batteries,
1200 River Road,                          2000 through December 2003.                 Inc., Albany
Suite 1000,                                                                           International Corp.
Conshohocken, PA 19428                                                                (paper industry),
                                                                                      Terex Corporation
1947                                                                                  (construction
                                                                                      equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         89                None
                               1990       Otterbein College.
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        89                None
                           December 2004  Mitchell Madison, a
c/o NWD Investment                        management consulting
Management, Inc.                          company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          formerly Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           89                None
                             July 2000
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               89                None
                           December 2004  Chairman of the Board of
c/o NWD Investment                        Directors of KICAP Network
Management, Inc.                          Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Douglas F. Kridler        Trustee since   Mr. Kridler has served as          89                None
                          September 1997  the President and Chief
c/o NWD Investment                        Executive Officer of the
Management, Inc.                          Columbus Foundation, (a
1200 River Road,                          Columbus, OH-based
Suite 1000,                               foundation which manages
Conshohocken, PA 19428                    over 1,300 individual
                                          endowment funds) since
1955                                      February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts and
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          89                None
                           December 2004  Chairman of VMAC (Commodity
c/o NWD Investment                        Swaps) from October 2002
Management, Inc.                          until January 2007, and  a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           89                None
                               1995
c/o NWD Investment         and Chairman
Management, Inc.          since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================

*    Length of time served includes time served with the Trust's predecessors
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Arden L. Shisler           Trustee since  Retired; Mr. Shisler is the          89       Director of
                           February 2000  former President and Chief                    Nationwide Financial
NWD Investment Management,                Executive Officer of KeB                      Services, Inc. (2)
Inc.                                      Transport, Inc., a trucking
1200 River Road,                          firm (2000 through 2002). He
Suite 1000,                               served as a consultant to KeB
Conshohocken, PA 19428                    from January 2003 through
                                          December 2004. Since 1992, Mr.
1941                                      Shisler has also been Chairman
                                          of the Board for Nationwide
                                          Mutual Insurance Company(2).

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
John H. Grady              President and  Mr. Grady is President and           89                None
                               Chief      Chief Executive Officer of NWD
NWD Investment               Executive    Investment Group, the asset
Management, Inc.              Officer     management operations of
1200 River Road,               since      Nationwide Mutual Insurance
Suite 1000,                December 2006  Company, which includes
Conshohocken, PA 19428                    Gartmore Mutual Fund Capital
                                          Trust, (2) Gartmore Morley
                                          Capital Management, Inc.,
                                          (2)NorthPointe Capital LLC,
1961                                      (2) Gartmore SA Capital Trust,
                                          (2) Gartmore Investor
                                          Services, Inc. (2) and
                                          Gartmore Distribution
                                          Services, Inc. 2 From March
                                          2004 until March 2006, Mr.
                                          Grady was Chief Executive
                                          Officer of Constellation
                                          Investment Management Co., L.P
                                          (registered investment
                                          adviser), and President and
                                          Chief Executive Officer of
                                          Constellation Funds Group
                                          (registered investment
                                          companies). He also was
                                          President of Constellation
                                          Investment Distribution Co.,
                                          Inc. (registered
                                          broker-dealer) from March 2004
                                          until June 2006. From February
                                          2001 until February 2004, Mr.
                                          Grady was Chief Operating and
                                          Chief Legal Officer; Managing
                                          Director, Mutual Funds Group,
                                          Turner Investment Partners,
                                          Inc. (registered investment
                                          adviser); Executive Vice
                                          President of Turner Funds and
                                          Turner Institutional
                                          Portfolios (registered
                                          investment companies); and
                                          President, Turner Investment
                                          Distributors, Inc. (registered
                                          broker-dealer).

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Gerald J. Holland            Treasurer    Mr. Holland is Senior Vice           N/A               None
                            since March   President - Operations for NWD
NWD Investment                  2001      Investment Management, Inc.
Management, Inc.                          ("NWD")(2).
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1951

==============================================================================================================
Michael A. Krulikowski         Chief      Since November 1999, Mr.             N/A               None
                             Compliance   Krulikowski has served as a
NWD Investment             Officer since  Vice President and Chief
Management, Inc.             June 2004    Compliance Officer of NWD. (3)
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1959


==============================================================================================================
Eric E. Miller               Secretary    Mr. Miller is Senior Vice            N/A               None
                               since      President, General Counsel,
NWD Investment             December 2002  and Assistant Secretary for
Management, Inc.                          NWD (3) .
1200 River Road
Suite 1000,
Conshohocken, PA 19428

1953
==============================================================================================================

(1) Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
    Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.


RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairperson), Ms. Jacobs and Mr. Wetmore.

The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and
(d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & the Enhanced Effectiveness of the Board of Trustees; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the

Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF GARTMORE MUTUAL FUNDS AS OF DECEMBER 31, 2006

       All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUNDS                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen                     $10,001 - $50,000                                $10,001 - $50,000
=========================================================================================================================
Paula H.J.                          $50,001 - $100,000                               $50,001 - $100,000
Cholmondeley
=========================================================================================================================
C. Brent DeVore                        over $100,000                                    over $100,000
=========================================================================================================================
Phyllis Kay Dryden                   $10,001 - $50,000                                $10,001 - $50,000
=========================================================================================================================
Barbara L. Hennigar                  $10,001 - $50,000                                $10,001 - $50,000
=========================================================================================================================
Barbara I. Jacobs                   $50,001 - $100,000                               $50,001 - $100,000
=========================================================================================================================
Douglas F. Kridler                     over $100,000                                    over $100,000
=========================================================================================================================
David C. Wetmore                       over $100,000                                    over $100,000
=========================================================================================================================
Arden L. Shisler                       over $100,000                                    over $100,000
=========================================================================================================================
Michael D. McCarthy                    over $100,000                                    over $100,000
=========================================================================================================================

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR
(3) AS OF OCTOBER 31, 2006

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Paula H.J.                    N/A                N/A                 N/A                NONE                N/A
Cholmondeley
=========================================================================================================================
C. Brent DeVore               N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Phyllis Kay Dryden            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Barbara L. Hennigar           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Barbara I. Jacobs             N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Douglas F. Kridler            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Michael D. McCarthy           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
David C. Wetmore              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================

(1) Investment advisers include Gartmore Mutual Fund Capital Trust and Gartmore Morley Capital Management, Inc. ("GMCM").

(2) Subadvisers include BlackRock Investment Management, LLC, Gartmore Global Partners, and NorthPointe Capital, LLC.

(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls a Fund's adviser or distributor.


COMPENSATION OF TRUSTEES

       The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2006. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2006. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON      TOTAL COMPENSATION FROM THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen              $65,375               $0                   $0                     $131,000
====================================================================================================================
Paula H.J. Cholmondeley       $62,875               $0                   $0                     $126,000
====================================================================================================================
C. Brent DeVore               $57,125               $0                   $0                     $114,250
====================================================================================================================
Phyllis Kay Dryden            $64,000               $0                   $0                     $128,000
====================================================================================================================
Barbara L. Hennigar           $57,125               $0                   $0                     $114,250
====================================================================================================================
Barbara I. Jacobs             $67,375               $0                   $0                     $133,750
====================================================================================================================


====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON      TOTAL COMPENSATION FROM THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Douglas F. Kridler            $56,125               $0                   $0                     $112,250
====================================================================================================================
Michael D. McCarthy           $52,625               $0                   $0                     $106,250
====================================================================================================================
Arden L. Shisler              $46,750               $0                   $0                     $93,500
====================================================================================================================
David C. Wetmore              $86,125               $0                   $0                     $172,500
====================================================================================================================

* On October 31, 2006 the Fund Complex included two trusts comprised of 89 investment company funds or series.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

      Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

       The Trust pays the compensation of the Trustees who are not employees of NWD Investment Management, Inc. ("NWD"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. GMFCT or GMCM, as applicable, may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISERS

      Under the applicable Investment Advisory Agreements with the Trust, GMFCT manages the Funds in accordance with the policies and procedures established by the Trustees, except for the following Funds which are advised by affiliates of GMFCT as described below:

FUNDS ADVISED BY GMCM
Gartmore Short Duration Bond Fund
Gartmore Enhanced Income Fund

      Except as described below, the investment adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, GMFCT also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. GMFCT is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however GMFCT does not intend to do so at this time.

The following Funds are subadvised:

Gartmore Emerging Markets Fund               Gartmore Worldwide Leaders Fund
Gartmore Global Utilities Fund               Gartmore Bond Index Fund
Gartmore International Growth Fund           Gartmore International Index Fund
Gartmore Large Cap Value Fund                Gartmore S&P 500 Index Fund
Gartmore Value Opportunities Fund            Gartmore Mid Cap Market Index Fund
Gartmore China Opportunities Fund            Gartmore Small Cap Index Fund
                                             NorthPointe Small Cap Value Fund
                                             NorthPointe Small Cap Growth Fund


GARTMORE MUTUAL FUND CAPITAL TRUST

      GMFCT pays the compensation of the officers of the Trust employed by GMFCT and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NWD and its affiliates. GMFCT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMFCT pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

      The Investment Advisory Agreement also specifically provides that GMFCT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMFCT may render similar services to others.

      GMFCT, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of NWDIMI , a holding company which is an indirect wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

      On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of GMFCT, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund's respective shareholders. The sale of GMFCT to NFS currently is anticipated to close during the second quarter of 2007.

      As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

      For services provided under the Investment Advisory Agreement, GMFCT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                                         ASSETS                              INVESTMENT ADVISORY FEE
              ----                                         ------                              -----------------------
Gartmore Mid Cap Growth Leaders                  $0 up to $250 million                              0.80%
Fund                                             $250 million up to $1 billion                      0.77%
                                                 $1 billion up to $2 billion                        0.74%
                                                 $2 billion up to $5 billion                        0.71%
                                                 $5 billion and more                                0.68%

Gartmore Growth Fund                             $0 up to $250 million                              0.60%
Gartmore Nationwide Fund                         $250 million up to $1 billion                      0.575%
                                                 $1 billion up to $2 billion                        0.55%
                                                 $2 billion up to $5 billion                        0.525%
                                                 $5 billion and more                                0.50%

Gartmore Bond Fund,                              $0 up to $250 million                              0.50%
Gartmore Tax-Free Income Fund, and               $250 million up to $1 billion                      0.475%
Gartmore Government Bond Fund                    $1 billion up to $2 billion                        0.45%
                                                 $2 billion up to $5 billion                        0.425%
                                                 $5 billion and more                                0.40%

Gartmore Money Market Fund                       $0 up to $1 billion                                0.40%
                                                 $1 billion up to $2 billion                        0.38%
                                                 $2 billion up to $5 billion                        0.36%
                                                 $5 billion and more                                0.34%

Gartmore S&P 500 Index Fund                      $0 up to $1.5 billion                              0.13%
                                                 $1.5 billion up to $3 billion                      0.12%
                                                 $3 billion up to $4.5 billion                      0.11%
                                                 $4.5 billion and more                              0.10%


Gartmore Small Cap Index Fund                    $0 up to $1.5 billion                              0.20%
                                                 $1.5 billion up to $3 billion                      0.19%
                                                 $3 billion and more                                0.18%

Gartmore Mid Cap Market Index                    $0 up to $1.5 billion                              0.22%
Fund                                             $1.5 billion up to $3 billion                      0.21%
                                                 $3 billion and more                                0.20%

              FUND                                         ASSETS                              INVESTMENT ADVISORY FEE
              ----                                         ------                              -----------------------
Gartmore Bond Index Fund                         $0 up to $1.5 billion                              0.22%
                                                 $1.5 billion up to $3 billion                      0.21%
                                                 $3 billion and more                                0.20%

Gartmore International Index Fund                $0 up to $1.5 billion                              0.27%
                                                 $1.5 billion up to $3 billion                      0.26%
                                                 $3 billion and more                                0.25%

Gartmore Large Cap Value Fund                    up to $100 million                                 0.75%
                                                 $100 million or more                               0.70%

Gartmore Small Cap Fund                          up to $100 million                                 0.95%
                                                 $100 million or more                               0.80%


Gartmore Small Cap Leaders Fund                  All Assets                                         0.95%

Gartmore Value Opportunities Fund                $0 up to $250 million                              0.70%
                                                 $250 million up to $1 billion                      0.675%
                                                 $1 billion up to $2 billion                        0.65%
                                                 $2 billion up to $5 billion                        0.625%
                                                 $5 billion and more                                0.60%

NorthPointe Small Cap Value Fund                 All assets                                         0.85%

Gartmore Global Natural Resources                $0 up to $500 million                              0.70%
Fund(1)                                          $500 million up to $2 billion                      0.65%
                                                 $2 billion and more                                0.60%

Gartmore Global Technology and                   $0 up to $500 million                              0.88%
Communications Fund(2)                           $500 million up to $2 billion                      0.83%
                                                 $2 billion and more                                0.78%

Gartmore Global Health Sciences                  $0 up to $500 million                              0.90%
Fund(3)                                          $500 million up to $2 billion                      0.85%
                                                 $2 billion and more                                0.80%

Gartmore U.S. Growth Leaders Fund(4)             $0 up to $500 million                              0.90%
                                                 $500 million up to $2 billion                      0.80%
                                                 $2 billion and more                                0.75%

Gartmore Nationwide Leaders Fund(5)              $0 up to $500 million                              0.80%
                                                 $500 million up to $2 billion                      0.70%
                                                 $2 billion and more                                0.65%

Gartmore Investor Destinations:                  All assets                                         0.13%
   Aggressive Fund
   Moderately Aggressive Fund
   Moderate Fund
   Moderately Conservative Fund
   Conservative Fund

Gartmore Micro Cap Equity Fund                   All assets                                         1.25%

Gartmore Mid Cap Growth Fund                     $0 up to $250 million                              0.75%
                                                 $250 million up to $1 billion                      0.725%
                                                 $1 billion up to $2 billion                        0.70%
                                                 $2 billion up to $5 billion                        0.675%
                                                 $5 billion and more                                0.65%

              FUND                                         ASSETS                              INVESTMENT ADVISORY FEE
              ----                                         ------                              -----------------------
Gartmore U.S. Growth Leaders                     $0 up to $250 million                              1.50%
Long-Short Fund                                  $250 million and more                              1.25%

Gartmore China Opportunities Fund(6)             $0 up to $500 million                              1.25%
                                                 $500 million up to $2 billion                      1.20%
                                                 $2 billion and more                                1.15%

Gartmore Optimal Allocations                     All Assets                                         0.15%
Funds:
     Growth Fund
     Moderate Growth Fund
     Moderate Fund
     Specialty Fund
     Defensive Fund

NorthPointe Small Cap Growth Fund               All Assets                                          0.95%

Gartmore Emerging Markets Fund(7)               $0 up to $500 million                               1.05%
                                                $500 million up to $2 billion                       1.00%
                                                $2 billion and more                                 0.95%

Gartmore International Growth Fund(8)           $0 up to $500 million                               0.90%
                                                $500 million up to $2 billion                       0.85%
                                                $2 billion and more                                 0.80%

Gartmore Worldwide Leaders Fund(9)              $0 up to $500 million                               0.90%
                                                $500 million up to $2 billion                       0.85%
                                                $2 billion and more                                 0.80%

Gartmore Global Financial Services              $0 up to $500 million                               0.90%
Fund(10)                                        $500 million up to $2 billion                       0.85%
                                                $2 billion and more                                 0.80%

Gartmore Global Utilities Fund(11)              $0 up to $500 million                               0.70%
                                                $500 million up to $2 billion                       0.65%
                                                $2 billion and more                                 0.60%

------------

(1) The advisory fee at each breakpoint for the Gartmore Global Natural Resources Fund is a base fee, and actual fees may be higher or lower depending upon the Fund's performance relative to its benchmark, the Goldman Sachs Natural Resources Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) The advisory fee at each breakpoint for the Gartmore Global Technology and Communications Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Technology Composite Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) The advisory fee at each breakpoint for the Gartmore Global Health Sciences Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Healthcare Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) The advisory fee at each breakpoint for the Gartmore U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(5) The advisory fee at each breakpoint for the Gartmore Nationwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(6) The advisory fee at each breakpoint for the Gartmore China Opportunities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount the Fund will pay lower fees.

(7) The advisory fee at each breakpoint for the Gartmore Emerging Markets Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(8) The advisory fee at each breakpoint for the Gartmore International Growth Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI All Country World Index Free ex US. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(9) The advisory fee at each breakpoint for the Gartmore Worldwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(10) The advisory fee at each breakpoint for the Gartmore Global Financial Services Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Financial Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(11) The advisory fee at each breakpoint for the Gartmore Global Utilities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its composite benchmark comprised of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES

GARTMORE GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE NATIONWIDE LEADERS FUND, GARTMORE CHINA OPPORTUNITIES FUND, GARTMORE EMERGING MARKETS FUND, GARTMORE INTERNATIONAL GROWTH FUND, GARTMORE WORLDWIDE LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GLOBAL UTILITIES FUND

       As described above and in each of the Fund's prospectus, each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12 month rolling period. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark over the preceding 12 month rolling period as follows:
                  Out or Under                            Change in Fees
                  Performance
                  +/- 100 bps                                 2bps
                  +/- 200 bps                                 4bps
                  +/- 300 bps                                 6bps
                  +/- 400 bps                                 8bps
                  +/- 500 bps or more                         10bps

         As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

-------------------------------------------- -----------------------------------
                                             Global Technology and
                                             Communications  Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- -----------------------------------
0.88% for assets up to $500 million          0.98%                    0.78%
-------------------------------------------- -----------------------------------
0.83% for assets of $500 million and more    0.93%                    0.73%
but less than $2 billion
-------------------------------------------- -----------------------------------
0.78% on assets of $2 billion and more       0.88%                    0.68%
-------------------------------------------- -----------------------------------


-------------------------------------------- -----------------------------------
                                             Global Natural Resources Fund

                                             Possible Advisory Fees


Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- -----------------------------------
  0.70% for assets up to $500 million        0.80%                    0.60%
 ------------------------------------------- -----------------------------------
 0.65% for assets of $500 million and more   0.75%                    0.55%
 but less than $2 billion
 ------------------------------------------- -----------------------------------
 0.60% on assets of $2 billion and more      0.70%                    0.50%
 ------------------------------------------- -----------------------------------


 ------------------------------------------ ------------------------------------
                                            Global Health Sciences

                                            Possible Advisory Fees

 Base Advisory Fee                          Highest                   Lowest
 ------------------------------------------ ------------------------------------
 0.90% for assets up to $500 million        1.00%                     0.80%
 ------------------------------------------ ------------------------------------
 0.85% for assets of $500 million and       0.95%                     0.75%
 more but less than $2 billion
 ------------------------------------------ ------------------------------------
 0.80% on assets of $2 billion or more      0.90%                     0.70%
 ------------------------------------------ ------------------------------------

 ------------------------------------------ ------------------------------------
                                            China Opportunities Fund

                                            Possible Advisory Fees

 Base Advisory Fee                          Highest                   Lowest
 ------------------------------------------ ------------------------------------
 1.25% for assets up to $500 million        1.35%                     1.15%
 ------------------------------------------ ------------------------------------
 1.20% for assets of $500 million and       1.30%                     1.10%
 more but less than $2 billion
 ------------------------------------------ ------------------------------------
 1.15% on assets of $2 billion or more      1.25%                     1.05%
 ------------------------------------------ ------------------------------------


 ------------------------------------------ ------------------------------------
                                            Nationwide Leaders Fund

                                            Possible Advisory Fees

 Base Advisory Fee                          Highest                   Lowest
 ------------------------------------------ ------------------------------------
 0.80% for assets up to $500 million        0.90%                     0.70%
 ------------------------------------------ ------------------------------------
 0.70% for assets of $500 million and       0.80%                     0.60%
 more but less than $2 billion
 ------------------------------------------ ------------------------------------
 0.65% on assets of $2 billion or more      0.75%                     0.55%
 ------------------------------------------ ------------------------------------


 ------------------------------------------ ------------------------------------
                                            Global Utilities Fund

                                            Possible Advisory Fees

 Base Advisory Fee                          Highest                   Lowest
 ------------------------------------------ ------------------------------------
 0.70% for assets up to $500 million        0.80%                     0.60%
 ------------------------------------------ ------------------------------------
 0.65% for assets of $500 million and       0.75%                     0.55%
 more but less than $2 billion
 ------------------------------------------ ------------------------------------
 0.60% on assets of $2 billion and more     0.70%                     0.50%
 ------------------------------------------ ------------------------------------


 ------------------------------------------ ------------------------------------
                                            International Growth, Worldwide
                                            Leaders and Global Financial
                                            Services Fund

                                            Possible Advisory Fees

 Base Advisory Fee                          Highest                   Lowest
 ------------------------------------------ ------------------------------------
 0.90% for assets up to $500 million        1.00%                     0.80%
 ------------------------------------------ ------------------------------------
 0.85% for assets of $500 million and       0.95%                     0.75%
 more but less than $2 billion
 ------------------------------------------ ------------------------------------
 0.80% on assets of $2 billion and more     0.90%                     0.70%
 ------------------------------------------ ------------------------------------

 ------------------------------------------ ------------------------------------
                                            Emerging Markets Fund

                                            Possible Advisory Fees

Base Advisory Fee                           Highest                   Lowest
------------------------------------------- ------------------------------------
1.05% for assets up to $500 million         1.15%                     0.95%
------------------------------------------- ------------------------------------
1.00% for assets of $500 million and more   1.10%                     0.90%
but less than $2 billion
------------------------------------------- ------------------------------------
0.95% on assets of $2 billion and more      1.05%                     0.85%
------------------------------------------- ------------------------------------


         The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12 month rolling performance period, no adjustment will take place and GMFCT will receive the applicable base fee.

         The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total GMFCT advisory fee for the current period.

         By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the preceding 12 month rolling performance period ended October 31, 2007. Further assume that GMFCT is earning a base advisory fee for such Fund at an annualized rate of 0.90%. GMFCT would receive as its fee for the quarter ending October 31, 2007 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended October 31, 2007. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

Fund                                     Benchmark
Gartmore Global Natural Resources Fund   Goldman Sachs Natural Resources Index
Gartmore Global Health Sciences Fund     Goldman Sachs Healthcare Index
Gartmore Nationwide Leaders Fund         S&P 500 Index
Gartmore Global Technology and           Goldman Sachs Technology Composite
Communications Fund                         Index
Gartmore China Opportunities Fund        MSCI Zhong Hua Index
Gartmore Emerging Markets  Fund          MSCI Emerging Markets Index
Gartmore International Growth Fund       MSCI All Country World Index Free ex US
Gartmore Worldwide Leaders Fund          MSCI World Index
Gartmore Global Financial Services       MSCI World Financial Index
   Fund                                  60% MSCI World Telecommunication
Gartmore Global Utilities Fund              Service Index, 40% MSCI World
                                            Utilities Service Index

GARTMORE U.S. GROWTH LEADERS FUND

      As described above and in the Fund's Prospectus, the Gartmore U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month rolling performance period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND           BENCHMARK        REQUIRED EXCESS     BASE ADVISORY         HIGHEST POSSIBLE     LOWEST POSSIBLE
                                PERFORMANCE         FEE                   ADVISORY FEE AT      ADVISORY FEE AT
                                                                          EACH BREAK POINT     EACH BREAK POINT

Gartmore       S&P 500 Index    12.0%               0.90% for assets             1.12%              0.68%
U.S. Growth                                         up to $500 million
Leaders Fund
                                                    0.80% for assets             0.98%              0.62%
                                                    of $500 million
                                                    up to $2 billion,

                                                    0.75% for assets of          0.91%              0.59%
                                                    $2 billion and more

         The performance adjustment for the U.S. Growth Leaders Fund works as follows. If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a 36 month rolling performance period, the advisory fees for the quarter will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month rolling performance period, the advisory fees for the quarter would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month rolling performance period, no adjustment will take place and GMFCT will receive the applicable base fee.

         The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Gartmore U.S. Growth Leaders Fund's average net assets over the current quarter, while the performance adjustment percentage is applied to the Gartmore U.S. Growth Leaders Fund's average net assets over the 36 month rolling performance period. The corresponding dollar values are then added to arrive at the total GMFCT advisory fee for the current period.

         By way of example, assume the U.S. Growth Leaders Fund's performance adjustment rate of 0.22% is achieved by comparing performance of the Fund to its benchmark index over the rolling 36 month period ended October 31, 2007. Further assume that Gartmore is earning a base advisory fee at an annualized rate of 0.90%. GMFCT would receive as its fee for the quarter ending October 31, 2007 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.22% times the Fund's average net assets over the rolling 36 month period ended October 31, 2007. It is important to note that by charging the base fee and the performance fee on average net assets over a quarter and rolling 36 month period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged based on the value of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

         Under the performance fee arrangements described above, each adviser, as applicable, can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount stated above.

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

      Under the terms of the Trust's investment advisory agreement with GMCM (the "GMCM Advisory Agreement"), GMCM currently manages the Gartmore Short Duration Bond Fund and the Gartmore Enhanced Income Fund, two funds of the Trust (the "Gartmore Morley Funds"), subject to the supervision and direction of the Board of Trustees. Prior to March 5, 2001, the investment advisory services being performed for the Gartmore Morley Funds were provided by Union Bond and Trust Company ("UBTC"), a corporate affiliate of GMCM. GMCM will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Gartmore Morley Funds in accordance with the Funds' investment objectives, restrictions and policies;
(iii) make investment decisions for the Gartmore Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Gartmore Morley Funds. Under the terms of the GMCM Advisory Agreement, GMCM pays the Gartmore Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust. GMCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Gartmore Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Gartmore Morley Funds. Likewise, GMCM may pay, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

      The GMCM Advisory Agreement also specifically provides that GMCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Gartmore Morley Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The GMCM Advisory Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods as to each Gartmore Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The GMCM Advisory Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Gartmore Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The GMCM Advisory Agreement further provides that GMCM may render similar services to others.

      GMCM has informed the Gartmore Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Gartmore Morley Funds, GMCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of GMCM, its parent or its affiliates and, in dealing with its customers, GMCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by GMCM or any such affiliate.

      GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. GMCM is a wholly-owned subsidiary of Morley Financial Services, Inc. ("MFS"). MFS, an Oregon corporation, also owns all of the voting securities of UBTC. MFS is a wholly-owned subsidiary of Nationwide Asset Management, Inc. ("NAMI"), a Delaware holding company. NAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by NWDIMI, a Delaware holding company. NWDIMI is an indirect wholly-owned subsidiary of Nationwide Corporation. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      For services provided under the Investment Advisory Agreement, GMCM receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                                            ASSETS                        INVESTMENT ADVISORY FEE
Gartmore Short Duration Bond Fund                             $0 up to $500 million                           0.35%
                                                              $500 million up to $1 billion                   0.34%
                                                              $1 billion up to $3 billion                    0.325%
                                                              $3 billion up to $5 billion                     0.30%
                                                              $5 billion up to $10 billion                   0.285%
                                                              $10 billion and more                           0.275%

Gartmore Enhanced Income Fund                                 $0 up to $500 million                           0.35%
                                                              $500 million up to $1 billion                   0.34%
                                                              $1 billion up to $3 billion                    0.325%
                                                              $3 billion up to $5 billion                     0.30%
                                                              $5 billion up to $10 billion                   0.285%
                                                              $10 billion and more                           0.275%

LIMITATION OF FUND EXPENSES

GARTMORE MUTUAL FUND CAPITAL TRUST

      In the interest of limiting the expenses of those Funds for whom GMFCT serves as investment adviser, GMFCT may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, GMFCT has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMFCT has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

      With respect to the following funds, Gartmore Large Cap Value Fund, Gartmore Small Cap Value Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Health Sciences Fund, NorthPointe Small Cap Value Fund, Gartmore Value Opportunities Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Micro Cap Equity Fund, Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore S&P 500 Index Fund, Gartmore Small Cap Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore International Index Fund and Gartmore Bond Index Fund, GMFCT may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMFCT pursuant to the Expense Limitation Agreement at a later date but no more than five years from the fiscal year in which a waiver or reimbursement was made and the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMFCT is not permitted.

      With respect to the Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Mid Cap Growth Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore Money Market Fund, Gartmore Small Cap Leaders Fund, Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund and the Gartmore Optimal Allocations Funds, GMFCT may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMFCT pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMFCT is not permitted.

      Until at least February 28, 2008 GMFCT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business, for certain Funds of the Trust as follows(1):

o Gartmore Mid Cap Growth Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Large Cap Value Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Class shares and Institutional Service Class shares

o Gartmore Small Cap Leaders Fund to 1.35% Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore S&P 500 Index Fund to 0.23% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, Service Class shares, Institutional Class shares, and Local Fund shares

o Gartmore U.S. Growth Leaders Fund to 1.30% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Value Opportunities Fund to 1.10% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o    NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

o Gartmore Global Technology and Communications Fund to 1.38% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Global Health Sciences Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Nationwide Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Each of the Investor Destinations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Service Class shares, and Institutional Class shares

o Gartmore Small Cap Index Fund to 0.30% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Gartmore Mid Cap Market Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares o Gartmore International Index Fund to 0.37% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Gartmore Bond Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Gartmore Micro Cap Equity Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Mid Cap Growth Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore U.S. Growth Leaders Long-Short Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares(2)

o Gartmore China Opportunities Fund to 1.75% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Global Natural Resources Fund for 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Optimal Allocations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Money Market Fund to 0.59% for Prime shares, Service Class shares, Class C shares, and Institutional Class shares (1), (3)

o Gartmore Emerging Markets Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore International Growth Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Worldwide Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Global Financial Services Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Global Utilities Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

------------
(1)  Effective February 28, 2007 until at least February 28, 2008.

(2)  GMFCT has agreed to waive an amount equal to 0.25% from its management fee.

(3) In addition, with respect to the Service Class of the Gartmore Money Market Fund, effective until at least February 28, 2008, the Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan shall be limited to 0.75%. In addition, with respect to all classes of the Gartmore Money Market Fund, effective until at least May 1, 2008.

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

      Like GMFCT, and at least until February 28, 2008, GMCM has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan and other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and other extraordinary expenses) for the Gartmore Morley Funds as follows:

o Gartmore Short Duration Bond Fund to 0.55% for Class A shares, Class C shares, Service Class shares, IRA Class shares, and Institutional Class shares

o Gartmore Enhanced Income Fund to 0.45% for Institutional Service Class shares, Class A shares, Class R shares, and Institutional Class shares

      Reimbursement by the Gartmore Short Duration Bond Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

      Reimbursement by the Gartmore Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date, but not later than five years after the Fund commenced operations, when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

NORTHPOINTE CAPITAL, LLC

         Like GMFCT and GMCM, and at least until February 28, 2008, NorthPointe, as subadviser, has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) for the NorthPointe Small Cap Growth Fund as follows:

     o NorthPointe Small Cap Growth Fund to 1.10% for Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class.

         NorthPointe may request and receive reimbursement from the Fund for the subadvisory fees waived or limited and other expenses reimbursed by NorthPointe pursuant to the Expense Limitation Agreement at a later date provided that no reimbursements will continue to accrue for more than three years after the fiscal year when NorthPointe waived its subadvisory fees or reimbursed other expenses and further provided that such reimbursements will not cause the total annual operating expenses to exceed the limit set forth above. No reimbursement will be made unless (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NorthPointe is not permitted.

INVESTMENT ADVISORY FEES

         During the fiscal years ended October 31, 2006, 2005 and 2004 (unless otherwise noted), GMFCT and GMCM earned the following fees for investment advisory services:

                                                                       GMFCT INVESTMENT ADVISORY FEES
                                       --------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                       --------------------------------------------------------------------------------------------
                                                   2006                         2005                         2004
                                       --------------------------------------------------------------------------------------------
                                         FEES          FEES            FEES          FEES             FEES          FEES
FUND                                     EARNED(1)     REIMBURSED      EARNED(1)     REIMBURSED       EARNED(1)     REIMBURSED
Gartmore Optimal Allocations
   Fund: Growth                                 $0      $ 59,804             $0         $88,800         $498(2)        $40,836
Gartmore Optimal Allocations
   Fund: Moderate Growth                         0        61,571              0          96,103          518(2)         40,408
Gartmore Optimal Allocations
   Fund: Moderate                                0        61,040              0          93,106          512(2)         40,411
Gartmore Optimal Allocations
   Fund: Specialty                               0        75,756              0         104,891          517(2)         40,408
Gartmore Optimal Allocations
   Fund: Defensive(3)                          n/a           n/a            n/a             n/a             n/a            n/a
Gartmore Bond Fund                         560,910             0       $611,058               0         660,495              0
Gartmore China Opportunities
   Fund                                    254,379        22,860         53,056          66,130       24,092(2)         50,098
Gartmore Global Health
   Sciences Fund                           231,451             0        171,743          16,979         117,729         37,526
Gartmore Global Natural
   Resources Fund                          348,236             0         25,554          37,587           9,752         21,945
Gartmore Global
   Technology and
   Communications Fund                      97,991        39,246         35,131          45,576          91,528         29,954
Gartmore Government
   Bond Fund                               765,900             0        864,594               0         973,826              0
Gartmore Growth Fund                     1,355,471             0      1,512,351               0       1,725,237              0
Gartmore Investor Destinations
    Aggressive Fund                        904,652             0        621,717               0         332,308            154
Gartmore Investor Destinations
    Moderately Aggressive Fund           1,535,291             0      1,062,546               0         568,544            483
Gartmore Investor Destinations
    Moderate Fund                        1,698,138             0      1,121,567               0         616,998            237
Gartmore Investor Destinations
    Moderately Conservative Fund           376,578             0        291,679             260         184,054            505
Gartmore Investor Destinations
    Conservative Fund                      248,596             0        206,010           3,651         123,689         14,685
Gartmore Large Cap Value Fund              262,617             0        232,093           8,421         201,770         17,394
Gartmore U.S. Growth Leaders
    Long-Short Fund                      1,353,017             0        623,524          43,113         404,155         14,723

                                                                       GMFCT INVESTMENT ADVISORY FEES
                                       --------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                       --------------------------------------------------------------------------------------------
                                                   2006                         2005                         2004
                                       --------------------------------------------------------------------------------------------
                                         FEES          FEES            FEES          FEES             FEES          FEES
FUND                                     EARNED(1)     REIMBURSED      EARNED(1)     REIMBURSED       EARNED(1)     REIMBURSED
Gartmore Micro Cap Equity Fund           1,519,635             0      1,740,056          19,206         958,951         14,021
Gartmore Mid Cap Growth Fund                46,187        27,464                         36,261          23,457         34,484
Gartmore Mid Cap Growth Leaders
    Fund                                   318,579        27,262        169,629          83,813         183,545         98,160
Gartmore Money Market Fund               6,310,450             0      6,216,960           1,938       6,418,662          1,937
Gartmore Nationwide Fund                 7,369,230             0      7,933,531               0      10,661,161              0
Gartmore Nationwide Leaders Fund           109,349        22,019         54,471          31,180          37,513         49,762
Gartmore Small Cap Fund                  1,722,854             0        297,241           3,826         457,989              0
Gartmore Small Cap Leaders Fund            239,221         9,303         30,584          62,315
Gartmore Tax-Free Income Fund              842,625             0        932,283               0         986,039              0
Gartmore U.S. Growth Leaders Fund(5)     1,353,017             0        574,027               0         309,373         45,996
Gartmore Value Opportunities Fund          112,006        47,791         85,209          54,601         281,272         11,918
Gartmore Bond Index Fund                 3,857,103       663,758      2,051,322         710,181       1,705,664        450,279
Gartmore International Index Fund        4,540,332       631,723      2,355,335         756,273       1,713,016        381,189
Gartmore Mid Cap Market Index Fund       2,625,630       509,553      1,304,736         519,931         966,746        284,881
Gartmore S&P 500 Index Fund              3,841,921       808,395      1,820,253       1,108,994       1,945,756        653,174
Gartmore Small Cap Index Fund            1,043,208       222,353        457,564         256,790         421,119        171,476
NorthPointe Small Cap Growth Fund          480,852        28,148        435,018          44,324        5,927(4)          7,391
NorthPointe Small Cap Value Fund           233,282        17,755        239,023           4,960         295,327            528
Gartmore Emerging Markets Fund(6)          607,164             0        334,734               0         214,405         19,484
Gartmore Global Financial Services                                       61,780          33,642          54,371         42,529
Fund(6)                                    272,215             0
Gartmore Global Utilities Fund(6)           90,092        38,548         14,884          50,361          29,771         47,596
Gartmore International Growth Fund(6)      291,065         2,995         66,804          37,930          78,402         35,945
Gartmore Worldwide Leaders Fund(6)         424,069        25,742        243,227          84,058         330,068         51,866

                                                                       GMFCT INVESTMENT ADVISORY FEES
                                       --------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                       --------------------------------------------------------------------------------------------
                                                   2006                         2005                         2004
                                       --------------------------------------------------------------------------------------------
                                         FEES          FEES            FEES          FEES             FEES          FEES
FUND                                     EARNED(1)     REIMBURSED      EARNED(1)     REIMBURSED       EARNED(1)     REIMBURSED
Gartmore Short Duration Bond Fund
                                           386,120            0         597,359         238,942       2,693,481       769,558
Gartmore Enhanced Income Fund            1,730,576       180,035      1,141,836         196,148         856,504        120,757


------------

(1)  Fees net of reimbursement.
(2)  Fund commenced operations on June 29, 2004.
(3)  Fund commenced operations on December 15, 2006
(4)  Fund commenced operations on March 30, 2004.
(5) The Fund has not paid the performance component of its advisory fee since June 2004.
(6) NWD Management & Research Trust (formerly, Gartmore Global Asset Management Trust) was the Fund's adviser until September 29, 2006 when it transferred all of its investment advisory responsibilities to GMFCT, its wholly-owned subsidiary. Fees stated include those earned by NMRT.

SUBADVISERS

      The subadvisers for certain of the Funds advised by GMFCT are as follows:

FUND                                     SUBADVISER

Gartmore Large Cap Value Fund            NorthPointe Capital LLC ("NorthPointe")
Gartmore Value Opportunities Fund        NorthPointe
NorthPointe Small Cap Value Fund         NorthPointe
NorthPointe Small Cap Growth Fund        NorthPointe
Gartmore S&P 500 Index Fund              BlackRock
Gartmore Small Cap Index Fund            BlackRock
Gartmore Mid Cap Market Index Fund       BlackRock
Gartmore International Index Fund        BlackRock
Gartmore Bond Index Fund                 BlackRock
Gartmore China Opportunities Fund        Gartmore Global Partners ("GGP")
Gartmore Emerging Markets Fund           GGP
Gartmore International Growth Fund       GGP
Gartmore Worldwide Leaders Fund          GGP
Gartmore Global Utilities Fund           GGP


      NorthPointe is a majority-owned indirect subsidiary of NWD, which is also the parent of GMFCT. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, MI 48084 and was formed in 1999.

      In connection with the transactions proposed pursuant to the Purchase Agreement, the Board of Trustees of the Trust has approved a new subadvisory agreement with NorthPointe with respect to each of the Funds advised by NorthPointe. The new subadvisory agreement is subject to the approval of the NorthPointe Funds' respective shareholders. The Board of Trustees of the Trust also has approved the appointment of NorthPointe as the subadviser to the Gartmore Mid Cap Growth Fund, Gartmore Micro Cap Equity Fund and the growth sleeve of the Gartmore Small Cap Leaders Fund ("New NorthPointe Funds"). The portfolio management team that manages each of the New NorthPointe Funds currently on behalf of GMFCT is also employed by NorthPointe. The new subadvisory agreement with NorthPointe is subject to the approval of the New NorthPointe Funds' respective shareholders.

      The Board of Trustees of the Trust has approved the appointment of Nationwide Separate Accounts, LLC ("NSA"), an affiliate of GMFCT, as the subadviser to the Gartmore Mid Cap Growth Leaders Fund. The portfolio management team that manages the Gartmore Mid Cap Growth Leaders Fund currently on behalf of GMFCT is also employed by NSA. The new subadvisory agreement with NSA is subject to the approval of the Gartmore Mid Cap Growth Leaders Fund's shareholders.

      BlackRock, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of BlackRock as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. On February 15, 2006 BlackRock and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced that they had reached an agreement to merge Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. ("FAM")), and BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have 45% voting interest in the combined company. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent directors. The transaction was approved by the boards of directors of both Merrill Lynch and BlackRock and closed in the third quarter of 2006. As a result of the above transaction, and subject to approval by the Trust's Board of Trustees, the combined company became the subadviser to each Fund previously subadvised by FAM.

      GGP, 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for certain of the Funds and manages each Fund's assets in accordance with the investment objective and strategies. GGP makes investment decisions and executes them by placing purchase and sell orders for securities. GGP was previously an affiliate of GMFCT. However, effective September 29, 2006, GGP is no longer affiliated with GMFCT.

      Subject to the supervision of GMFCT and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from GMFCT, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

 FUND                                    ASSETS                         FEE
 ----                                    ------                         ---
Gartmore Large Cap Value Fund           up to $100 million               0.35%
                                        $100 million or more             0.30%

Gartmore Value Opportunities Fund       $0 up to $250 million            0.70%
                                        $250 million up to $1 billion    0.675%
                                        $1 billion up to $2 billion      0.65%
                                        $2 billion up to $5 billion      0.625%
                                        $5 billion and more              0.60%

NorthPointe Small Cap Value Fund        All assets                       0.85%

NorthPointe Small Cap Growth Fund       All assets                       0.95%

Gartmore S&P 500 Index Fund             $0 up to $1.5 billion            0.02%
                                        $1.5 billion to $3 billion       0.015%
                                        $3 billion or more               0.0125%

Gartmore Small Cap Index Fund           $0 up to $1.5 billion            0.07%
                                        $1.5 billion to $3 billion       0.06%
                                        $3 billion or more               0.05%

Gartmore Mid Cap Market Index Fund      $0 up to $1.5 billion            0.075%
                                        $1.5 billion to $3 billion       0.06%
                                        $3 billion or more               0.05%

Gartmore Bond Index Fund                $0 up to $1.5 billion            0.08%
                                        $1.5 billion to $3 billion       0.06%
                                        $3 billion or more               0.05%

Gartmore International Index Fund       $0 up to $1.5 billion            0.11%
                                        $1.5 billion to $3 billion       0.085%
                                        $3 billion or more               0.075%

Gartmore China Opportunities Fund(1)    $0 up to $500 million            0.625%
                                        $500 million up to $2 billion    0.600%
                                        $2 billion and more              0.575%

Gartmore Emerging Markets Fund(1)       $0 up to $500 million            0.525%
                                        $500 million up to $2 billion    0.50%
                                        $2 billion and more              0.475%

Gartmore International Growth Fund(1)   $0 up to $500 million            0.45%
                                        $500 million up to $2 billion    0.425%
                                        $2 billion and more              0.40%

Gartmore Worldwide Leaders Fund(1)      $0 up to $500 million            0.45%
                                        $500 million up to $2 billion    0.425%
                                        $2 billion and more              0.40%

Gartmore Global Utilities Fund(1)       $0 up to $500 million            0.35%
                                        $500 million up to $2 billion    0.325%
                                        $2 billion and more              0.30%

------------

1 The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark. If the Fund outperforms its benchmark by a set amount, GMFCT will pay higher subadvisory fees to GGP. Conversely, if the Fund underperforms its benchmark by a set amount, GMFCT will pay lower subadvisory fees to GGP.

SUBADVISER PERFORMANCE FEE -GARTMORE CHINA OPPORTUNITIES FUND, GARTMORE EMERGING MARKETS FUND, GARTMORE INTERNATIONAL GROWTH FUND, GARTMORE WORLDWIDE LEADERS FUND, AND GARTMORE GLOBAL UTILITIES FUND

For the subadvisory services it provides to each of the Gartmore China Opportunities Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund, and Gartmore Global Utilities Fund, GGP receives a base subadvisory fee that may be adjusted quarterly if the Fund outperforms or underperforms its stated benchmark(s) over the rolling 12 month performance period ending on the last day of such quarter as follows:

            +/- 100 bps                                     2bps
            +/- 200 bps                                     4bps
            +/- 300 bps                                     6pbs
            +/- 400 bps                                     8pbs
            +/- 500 bps or more                             10pbs

As a result of the performance fee, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

         FUND                                            BENCHMARK
         ----                                            ---------

Gartmore China Opportunities Fund                  MSCI Zhong Hau Index

------------------------------------------ ------------------ ------------------
                                            HIGHEST POSSIBLE   LOWEST POSSIBLE
BASE SUBADVISORY FEE                        SUBADVISORY FEE    SUBADVISORY FEE
------------------------------------------ ------------------ ------------------
0.625% on assets up to $500 million                 0.725%           0.525%
------------------------------------------ ------------------ ------------------
0.600% on assets of $500 million up to $2           0.700%           0.500%
billion
------------------------------------------ ------------------ ------------------
0.575% on assets of $2 billion and more             0.675%           0.475%
------------------------------------------ ------------------ ------------------

         FUND                                            BENCHMARK
         ----                                            ---------

Gartmore Emerging Markets Fund                  MSCI Emerging Markets Index

------------------------------------------ ------------------ ------------------
                                            HIGHEST POSSIBLE    LOWEST POSSIBLE
BASE SUBADVISORY FEE                        SUBADVISORY FEE     SUBADVISORY FEE
------------------------------------------ ------------------ ------------------
0.525% on assets up to $500 million                 0.625%           0.425%
------------------------------------------ ------------------ ------------------
0.50% on assets of $500 million up to $2            0.60%             0.40%
billion
------------------------------------------ ------------------ ------------------
0.475% on assets of $2 billion and more             0.575%           0.375%
------------------------------------------ ------------------ ------------------

         FUND                                            BENCHMARK
         ----                                            ---------

   Gartmore International                          MSCI All Country World
       Growth Fund                                    Index Free ex US

------------------------------------------ ------------------ ------------------
                                            HIGHEST POSSIBLE    LOWEST POSSIBLE
BASE SUBADVISORY FEE                        SUBADVISORY FEE     SUBADVISORY FEE
------------------------------------------ ------------------ ------------------
0.45% on assets up to $500 million               0.55%                0.35%
------------------------------------------ ------------------ ------------------
0.425% on assets of $500 million up to $2        0.525%              0.325%
billion
------------------------------------------ ------------------ ------------------
0.40% on assets of $2 billion and more           0.50%                0.30%
------------------------------------------ ------------------ ------------------

         FUND                                            BENCHMARK
         ----                                            ---------

Gartmore Worldwide Leaders Fund                       MSCI World Index

------------------------------------------ ------------------ ------------------
                                            HIGHEST POSSIBLE   LOWEST POSSIBLE
BASE SUBADVISORY FEE                        SUBADVISORY FEE    SUBADVISORY FEE
------------------------------------------ ------------------ ------------------
0.45% on assets up to $500 million               0.55%                0.35%
------------------------------------------ ------------------ ------------------
0.425% on assets of $500 million up to $2        0.525%              0.325%
billion
------------------------------------------ ------------------ ------------------
0.40% on assets of $2 billion and more           0.50%                0.30%
------------------------------------------ ------------------ ------------------

         FUND                                            BENCHMARK
         ----                                            ---------

Gartmore Global Financial Services Fund          MSCI World Financial Index

------------------------------------------ ------------------ ------------------
                                            HIGHEST POSSIBLE     LOWEST POSSIBLE
BASE SUBADVISORY FEE                        SUBADVISORY FEE      SUBADVISORY FEE
------------------------------------------ ------------------ ------------------
0.45% on assets up to $500 million               0.55%                0.35%
------------------------------------------ ------------------ ------------------
0.425% on assets of $500 million up to $2        0.525%              0.325%
billion
------------------------------------------ ------------------ ------------------
0.40% on assets of $2 billion and more           0.50%                0.30%
------------------------------------------ ------------------ ------------------

         FUND                                            BENCHMARK
         ----                                            ---------

                                            60% MSCI World Telecommunication
   Gartmore Global                            Services Index / 40% MSCI World
   Utilities Fund                                   Utilities Index
------------------------------------------ ------------------ ------------------
                                            HIGHEST POSSIBLE     LOWEST POSSIBLE
BASE SUBADVISORY FEE                        SUBADVISORY FEE      SUBADVISORY FEE
------------------------------------------ ------------------ ------------------
------------------------------------------ ------------------ ------------------
0.35% on assets up to $500 million               0.45%                0.25%
------------------------------------------ ------------------ ------------------
------------------------------------------ ------------------ ------------------
0.325% on assets of $500 million up to $2        0.425%              0.225%
billion
------------------------------------------ ------------------ ------------------
------------------------------------------ ------------------ ------------------
0.30% on assets of $2 billion and more           0.40%                0.20%
------------------------------------------ ------------------ ------------------

      These fees are calculated at an annuate based on each Fund's average daily net assets.

      During the fiscal years ended October 31, 2006, 2005, and 2004, GGP earned the following fees for subadvisory services:

-------------------------------------------------------------------------------
                                                   YEARS ENDED OCTOBER 31,
-------------------------------------------- ----------- ----------- ----------
                         FUND                   2006         2005       2004
-------------------------------------------- ----------- ----------- ----------
Gartmore China Opportunities Fund
-------------------------------------------- ----------- ----------- ----------
Gartmore Emerging Markets Fund                            168,356     93,875
-------------------------------------------- ----------- ----------- ----------
Gartmore Global Utilities Fund                             31,153     12,081
-------------------------------------------- ----------- ----------- ----------
Gartmore Global Financial Services Fund                      0        27,186
-------------------------------------------- ----------- ----------- ----------
Gartmore International Growth Fund                         50,909     32,947
-------------------------------------------- ----------- ----------- ----------
Gartmore Worldwide Leaders Fund                           153,430     134,992
-------------------------------------------- ----------- ----------- ----------


         A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds is available in the Funds' semi-annual report to the shareholders for the six-month period ended April 30, 2007.

SUBADVISORY FEES PAID

      The following table sets forth the amount GMFCT paid to the subadvisers for the fiscal periods ended October 31, 2006, 2005 and 2004 (unless otherwise noted):

Fund                                                                         Year ended October 31,
                                                                 2006                2005                2004
                                                                 ----                ----                ----
Gartmore Growth Fund                                              0                   0                   0
Gartmore China Opportunities Fund(1)                            16,140              60,354              5,923
Gartmore Large Cap Value Fund                                   70,031             112,240              94,159

Gartmore U.S. Growth Leaders Long-Short Fund                      0                   0                182,528
Gartmore Small Cap Fund                                           0                   0                 42,309
Gartmore S&P 500 Index Fund                                    571,941             463,187             300,629
Gartmore Value Opportunities Fund                                 0                   0                   0
NorthPointe Small Cap Value Fund                                  0                   0                   0
Gartmore Small Cap Index Fund                                  363,619             250,025             147,394
Gartmore Mid Cap Market Index Fund                             977,563             746,468             395,486
Gartmore International Index Fund                             1,899,029           1,382,942            761,338
Gartmore Bond Index Fund                                      1,453,166           1,129,735            697,770
Gartmore Emerging Markets Fund(1)                               28,584             168,356              93,875
Gartmore International Growth Fund(1)                           19,445              50,909              32,947
Gartmore Worldwide Leaders Fund(1)                              18,049             153,430             134,992
Gartmore Global Utilities Fund(1)                               5,840               31,153              12,081

(1) NMRT was the Fund's adviser until September 29, 2006 when it transferred all of its investment advisory responsibilities to GMFCT, its wholly-owned subsidiary. Fees stated include those paid by NMRT.


      MULTI-MANAGER STRUCTURE

      GMFCT and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows GMFCT to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows GMFCT to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or GMFCT. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      GMFCT provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. GMFCT has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, GMFCT does not expect to recommend frequent changes of subadvisers. GMFCT will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMFCT will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

DISTRIBUTOR

      Gartmore Distribution Services, Inc. ("GDSI" or the "Distributor") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement amended as of February 28, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Nationwide Asset Management, Inc. ("NAMI"), a Delaware holding company. NAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by NWDIMI, a Delaware holding company. NWDIMI is a wholly owned, indirect subsidiary of NWD MRT. The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

      GMFCT
      NWD MRT
      Gartmore SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Michael A. Krulikowski
      Gerald J. Holland
      Eric E. Miller

      In its capacity as Distributor, GDSI solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

      During the fiscal years ended October 31, 2006, 2005 and 2004 (unless otherwise noted), GDSI received the following commissions from the sale of shares of the Funds:

------------------------------------------------------------- -----------------------------------------------------
      Funds                                                                  Years ended October 31
------------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------------- ------------------- ---------------- ----------------
                                                                     2006              2005             2004
                                                                     ----              ----             ----
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Optimal Allocations Fund: Growth                          7,739.56          $2,271.26           $0
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Optimal Allocations Fund: Moderate Growth                24,442.56          11,105.98            0
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Optimal Allocations Fund: Moderate                       33,492.47          17,827.43            0
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Optimal Allocations Fund: Specialty                      30,340.26          8,592.39          394.36
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Optimal Allocations Fund: Defensive(1)                      n/a                n/a              n/a
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Bond Fund                                                 1,905.90          2,855.52         4,345.50
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore China Opportunities Fund                                 23,088.95          11,701.12         499.73
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Emerging Markets Fund                                    18,041.93          7,403.22         6,875.62
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Global Financial Services Fund                           25,011.67          2,092.06         2,200.23
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Global Health Sciences Fund                               1,756.80          1,756.66         2,060.15
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Global Natural Resources Fund                            52,540.95          28,128.89          28.95
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Global Technology and Communications Fund                  810.66            737.19          1,482.62
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Global Utilities Fund                                     3,809.28          2,486.86         1,170.62
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------



                                       85


Gartmore Government Bond Fund                                      1,879.75          2,416.45         7,521.88
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Growth Fund                                              10,681.72          15,191.46        13,441.61
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore International Growth Fund                                19,046.61          1,195.07          285.02
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Investor Destinations
Aggressive Fund                                                   51,440.11          52,166.24        37,087.76
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Investor Destinations
Moderately Aggressive Fund                                        95,770.57          97,971.02        90,810.67
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Investor Destinations
Moderate Fund                                                     78,286.98         101,146.99        77,946.46
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Investor Destinations
Moderately Conservative Fund                                      24,246.15          38,094.98        29,581.49
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Investor Destinations
Conservative Fund                                                 11,462.75          18,803.55        11,678.84
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Large Cap Value Fund                                      3,315.35          3,850.44         3,135.91
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore U.S. Growth Leaders Long-Short Fund                       9,217.38          8,021.01         3,331.63
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Micro Cap Equity Fund                                     4,844.44          42,048.76        75,850.03
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Mid Cap Growth Fund                                       1,881.68          1,251.51         1,740.31
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Mid Cap Growth Leaders Fund                               2,019.45          2,335.98         1,916.98
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Short Duration Bond Fund                                   660.71           1,800.98         2,902.79
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Enhanced Income Fund                                      1,695.10           103.80            97.43
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Nationwide Fund                                          30,041.09          28,255.59        36,361.89
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Nationwide Leaders Fund                                   2,523.78          3,599.01          232.74
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Small Cap Fund                                           142,162.67         7,469.93         1,813.32
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Small Cap Leaders Fund                                    8,395.70          6,572.51             0
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Tax-Free Income Fund                                     10,205.47          10,648.26        13,314.02
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore U.S. Growth Leaders Fund                                 41,581.99          35,013.13        11,490.26
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Value Opportunities Fund                                   822.13           2,319.55         1,171.02
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Worldwide Leaders Fund                                    9,531.59           843.49           573.83
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Bond Index Fund                                           1,483.76          1,681.62         1,917.49
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore International Index Fund                                   479.43            383.62          1,623.92
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Mid Cap Market Index Fund                                 3,288.95          2,637.07         4,731.40
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore S&P 500 Index Fund                                        4,330.36          6,350.65         8,306.92
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
Gartmore Small Cap Index Fund                                      1,964.00           685.13          2,910.49
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
NorthPointe Small Cap Growth Fund                                     0                  0                0
------------------------------------------------------------- ------------------- ---------------- ----------------
------------------------------------------------------------- ------------------- ---------------- ----------------
NorthPointe Small Cap Value Fund                                      0                  0                0
------------------------------------------------------------- ------------------- ---------------- ----------------

(1) The Gartmore Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.
      GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). During the fiscal years ended October 31, 2006, 2005 and 2004 (unless otherwise noted), GDSI received the following amounts from such sales charges:

---------------------------------------------------------------- --------------------------------------------------
                                                                              Years ended October 31
---------------------------------------------------------------- --------------------------------------------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Funds                                                                 2006             2005             2004
-----                                                                 ----             ----             ----
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Optimal Allocations Fund: Growth                           1,216.04           $199              $0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Optimal Allocations Fund: Moderate Growth                  4,568.62           773                0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Optimal Allocations Fund: Moderate                         9,615.56          2,040               0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Optimal Allocations Fund: Specialty                        2,285.51           629                0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Optimal Allocations Fund: Defensive(1)                       n/a              n/a               n/a
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Bond Fund                                                  2,146.70          6,582             9,735
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore China Opportunities Fund                                   7,570.82          2,355               0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Emerging Markets Fund                                      4,476.49          2,236             1,498
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------


                                       86


Gartmore Global Financial Services Fund                            11,126.92           354               448
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Global Health Sciences Fund                                 910.19            869               551
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Global Natural Resources Fund                             34,378.76          2,557               0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Global Technology and Communications Fund                   816.26           3,017             1,111
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Global Utilities Fund                                       221.23           1,102               0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Government Bond Fund                                        174.53          16,727           23,235
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Growth Fund                                                7,910.67          13,609           11,062
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore International Growth Fund                                  4,797.96           442                9
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Investor Destinations Aggressive Fund                     36,899.97          30,750           10,462
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Investor Destinations Moderately Aggressive Fund          75,184.79          64,859           26,687
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Investor Destinations Moderate Fund                       67,053.64          58,334           28,434
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Investor Destinations Moderately Conservative Fund        17,791.15          19,951           17,090
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Investor Destinations Conservative Fund                   18,714.33          15,292           12,717
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Large Cap Value Fund                                       3,513.97          1,498             1,088
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore U.S. Growth Leaders Long-Short Fund                        5,632.36          2,655              543
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Micro Cap Equity Fund                                     14,717.21          34,867           41,101
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Mid Cap Growth Fund                                         63.79             349               91
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Mid Cap Growth Leaders Fund                                7,419.21          8,423            11,877
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Money Market Fund                                             0              3,408             7,054
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Short Duration Bond Fund                                      0                20                0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Enhanced Income Fund                                          0                0                 0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Nationwide Fund                                           38,657.60          49,695              0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Nationwide Leaders Fund                                     508.38            231               334
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Tax-Free Income Fund                                        624.84           15,062           19,774
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore U.S. Growth Leaders Fund                                  29,293.61          10,281           14,986
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Value Opportunities Fund                                   3,265.70          6,556             6,765
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Worldwide Leaders Fund                                     1,119.94           281               59
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Bond Index Fund                                            1,780.38          3,532              664
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore International Index Fund                                    329.55            280               204
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Mid Cap Market Index Fund                                   603.57           1,343              534
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore S&P 500 Index Fund                                        15,086.05          10,400           13,020
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Small Cap Fund                                            24,596.69          3,743             2,739
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Small Cap Index Fund                                       1,623.02           877               290
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
Gartmore Small Cap Leaders Fund                                     1,310.87            47                0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
NorthPointe Small Cap Growth Fund                                      0                0                 0
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
NorthPointe Small Cap Value Fund                                       0                0                 0
---------------------------------------------------------------- --------------- ----------------- ----------------

(1) The Gartmore Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.


     From such contingent deferred sales charges, GDSI retained $520,405, $397,885 and $335,775 for 2006, 2005 and 2004, respectively, after reallowances to dealers. GDSI reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class B and Class X shares of the Funds, 1.85% on Class C and Class Y shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION PLAN

      The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate GDSI, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

o    0.25% of the average daily net assets of Class A shares of each applicable
     Fund;

o 0.25% of the average daily net assets of Service Class shares and IRA Class shares of the Gartmore Short Duration Bond Fund;

o 0.75% of the average daily net assets of Class C shares of the Gartmore Short Duration Bond Fund;

o 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

o 1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund other than the Gartmore Money Market Fund and the Gartmore Short Duration Bond Fund;

o 0.85% of the average daily net assets of the Class X and Class Y shares of the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Income Funds;

o 0.15% of the average daily net assets of Service Class shares of the Gartmore Money Market and S&P 500 Index Funds;

o 0.07% of the average daily net assets of the Local Fund shares of the Gartmore S&P 500 Index Fund; and

o 0.50% of the average daily net assets of the Class R Shares of each applicable Fund.

      During the fiscal year ended October 31, 2006 (unless otherwise noted), GDSI earned the following distribution fees under the Plan:

------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
                      Fund                          Class A      Class B    Class C    Class R    Service    Local
                                                                                                    Class      Class
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Optimal Allocations Fund: Growth              $1,315     $1,560      $6,292          $4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Optimal Allocations Fund: Moderate
Growth                                                  3,272    4,320        15,777           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Optimal Allocations Fund: Moderate             4,430      5,264      25,249           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Optimal Allocations Fund: Specialty            8,310      5,483      54,274          23          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Optimal Allocations Fund: Defensive(1)           n/a        n/a         n/a         n/a          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Bond Fund(2)                                  24,151      1,506       5,175           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore China Opportunities Fund                       5,654      2,252      10,698           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Emerging Markets Fund                         42,699     35,327      31,804           6          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Global Financial Services Fund                 8,152    $11,664     $13,441          $4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Global Health Sciences Fund                   21,735     12,222      31,633           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Global Natural Resources Fund                  6,179      1,698      12,678          10          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Global Technology and Communications
Fund                                                    7,496     10,153         654           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Global Utilities Fund                          5,126     11,095      33,396           5          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Government Bond Fund(1)                      136,734      1,470       2,512           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Growth Fund                                   76,026     58,043       3,285           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore International Growth Fund                     10,778     30,952       1,445           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------




                                       88


Gartmore Investor Destinations Aggressive Fund         82,361     99,043     624,220         534    932,110           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Investor Destinations Moderately
Aggressive Fund                                       120,688    265,080   1,336,248         754  1,521,887           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Investor Destinations Moderate Fund          119,973    249,031   1,322,932         436  1,643,645           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Investor Destinations Moderately
Conservative Fund                                      35,371     54,553     344,264           8    426,344           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Investor Destinations Conservative Fund       33,550     38,207     175,059           9    309,303           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Large Cap Value Fund                          69,441     12,182      30,725           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore U.S. Growth Leaders Long-Short Fund           70,576      7,768     131,617           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Micro Cap Equity Fund                        207,175     82,220     416,008           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Mid Cap Growth Fund                            4,021      1,712       2,561           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Mid Cap Growth Leaders Fund                   15,334     34,643       1,479           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Money Market Fund                                  -          -           -           -      5,474           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Short Duration Bond Fund                       2,137          -           5           -    298,231           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Enhanced Income Fund                           3,191          -           -           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Nationwide Fund                              437,556    347,283       9,403           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Nationwide Leaders Fund                        8,947      5,874      10,051           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Tax-Free Income Fund(1)                       23,508      5,446      11,849           -          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore U.S. Growth Leaders Fund                     103,886     33,719     101,246          99          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Value Opportunities Fund                      30,069     26,882       7,005           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Worldwide Leaders Fund                        78,545      1,692       2,430           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Bond Index Fund                              104,588      2,661           -           -          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore International Index Fund                      92,717      3,271         902           -          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Mid Cap Market Index Fund                    304,298      7,636         986           -          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore S&P 500 Index Fund                            34,264     54,479       6,786           -    856,730          79
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Small Cap Fund                                68,947     17,723      12,025         396          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Small Cap Index Fund                         180,141      3,890         994           -          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
Gartmore Small Cap Leaders Fund                         7,193      3,131      32,350           3          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
NorthPointe Small Cap Growth Fund                           4         11          11           4          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
NorthPointe Small Cap Value Fund                            -          -           -           -          -           -
------------------------------------------------- ------------ ---------- ----------- ----------- ---------- -----------



-----------------
(1) The Gartmore Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.
(2) Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by GDSI on the Class X and the Class Y shares of these Funds for the fiscal year ended October 31, 2006:

    ---------------------------------------- ---------------- ----------------
    Funds                                    Class X          Class Y
    ---------------------------------------- ---------------- ----------------
    ---------------------------------------- ---------------- ----------------
    Gartmore Bond Fund                       27,421           1,877
    ---------------------------------------- ---------------- ----------------
    ---------------------------------------- ---------------- ----------------
    Gartmore Government Bond Fund            33,899           7,698
    ---------------------------------------- ---------------- ----------------
    ---------------------------------------- ---------------- ----------------
    Gartmore Tax-Free Income Fund            49,286           3,406
    ---------------------------------------- ---------------- ----------------

    IRA Class Shares

Gartmore Short Duration Bond Fund                                  $252,520

       Effective December 27, 2004 the Gartmore Short Duration Bond Fund ceased offering IRA Class shares to new investors.

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

      GDSI has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, Nationwide Financial Services, Inc. or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

      The Trust has been informed by GDSI that during the fiscal year ended October 31, 2006, the following expenditures were made using the 12b-1 fees received by GDSI with respect to the Funds:

------------------------------------------------ ---------------- -------------------- ------------------ ----------------
                     Fund                          Prospectus          Distributor         Financing       Broker-Dealer
                                                                                         Charges with
                                                   Printing &        Compensation &    Respect to B & C   Compensation &
                                                   Mailing(1)           Costs(1)            Shares             Costs
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Bond Fund                               $497.49          $1,379.94            $23,541.68         $34,743.89
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Emerging Markets Fund                   14,202.48        3,374.01             78,164.62          111,966.89
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Global Financial Services Fund          19,213.23        1,327.43             39,663.67          27,906.67
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Global Health Sciences Fund             3,918.37         562.55               25,148.59          52,069.49
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Global Technology and Communications
Fund                                             3,364.33         793.72               9,714.51           6,357.44
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Global Utilities Fund                   13,931.86        196.11               18,077.44          17,741.59
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Government Bond Fund                    4,048.83         1,033.50             36,526.72          133,819.95
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Growth Fund                             25,762.39        2,051.57             15,555.59          79,876.45
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore International Growth Fund               19,890.90        1,655.50             75,805.65          28,456.95
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Investor Destinations Aggressive Fund
                                                 0                2,429.78             360,186.34         2,134,163.48
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Investor Destinations Moderately
Aggressive Fund                                  0                2,263.15             772,494.42         3,821,729.79
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Investor Destinations Moderate Fund
                                                 0                3,878.90             765,920.40         4,055,283.59
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Investor Destinations Moderately
Conservative Fund                                0                1,824.76             183,259.24         909,202.06
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Investor Destinations Conservative
Fund                                             0                24,567.52            84,816.04          545,961.70
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------



                                       90

Gartmore Large Cap Value Fund                    0                1,269.96             37,507.65          98,527.61
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore U.S. Growth Leaders Long-Short Fund
                                                 0                16,320.46            178,848.88         225,528.93
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Micro Cap Equity Fund                   0                6,979.71             95,033.28          544,072.41
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Mid Cap Growth Fund                     0                1,802.50             3,776.10           6,405.04
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Mid Cap Growth Leaders Fund             1.09             567.36               31,528.97          26,087.58
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Money Market Fund                       3,321.86         91.67                0                  6,586.47
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Short Duration Bond Fund                0                7,836.61             143.15             249,202.17
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Enhanced Income Fund                    32.43            86.15                0                  4,588.42
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Nationwide Fund                         0                12,646.56            189,866.95         343,341.04
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Nationwide Leaders Fund                 5,694.14         1,798.56             22,918.00          21,627.30
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Small Cap Fund                          0                1,728.99             476,153.92         328,796.92
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Tax-Free Income Fund                    2,421.01         2,396.79             35,035.72          38,707.48
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore U.S. Growth Leaders Fund                0                2,241.68             308,341.05         364,790.34
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Value Opportunities Fund                0                1,385.30             20,476.01          43,210.41
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Worldwide Leaders Fund                  98.43            48,360.87            23,848.42          50,612.28
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Bond Index Fund                         0                712.31               1,585.62           106,098.51
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore International Index Fund                0                1,230.85             6,588.12           157,372.29
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Mid Cap Market Index Fund               0                433.87               11,669.46          466,849.34
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore S&P 500 Index Fund                      48,162.69        9,067.57             10,669.28          977,671.46
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Small Cap Index Fund                    0                758.87               5,424.72           217,826.96
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore China Opportunities Fund                0                1,226.48             27,984.20          25,337.31
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Global Natural Resources Fund           1,562.82         1,242.57             99,570.23          64,978.38
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Small Cap Leaders Fund                  0                194.03               60,410.94          63,976.85
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Optimal Allocations Fund:  Growth
                                                 0                181.49               33,881.54          15,598.78
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Optimal Allocations Fund:  Moderate
Growth                                           0                56.18                92,999.86          42,178.86
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Optimal Allocations Fund:  Moderate
                                                 0                40.02                115,211.27         49,904.39
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Optimal Allocations Fund:  Specialty
                                                 0                397.44               168,287.60         95,616.42
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Optimal Allocations Fund: Defensive(2)  n/a              n/a                  n/a                n/a
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
NorthPointe Small Cap Growth Fund                25.45            0.36                 9.97               31.22
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Gartmore Small Cap Growth Fund                   40.61            32.15                205.85             154.39
------------------------------------------------ ---------------- -------------------- ------------------ ----------------

(1) Printing and mailing of prospectuses to other than current Fund shareholders. (2) The Gartmore Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.


ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Short Duration Bond Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

      As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns NWDIMI. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to 0.25%, 0.25% and 0.15% of the average daily net assets of the Class A, D, R or Institutional Service and Service Class shares, respectively, of each Fund (as applicable), Prime shares of the Money Market Fund and IRA Class shares of the Gartmore Short Duration Bond Fund.

       The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation ("NISC") has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.

      During the fiscal year ended October 31, 2006, NFS and its affiliates received $7,108,996 in administrative services fees from the Funds.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

      Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly-owned subsidiary of NWDIMI, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NWDIMI is a wholly-owned, indirect subsidiary of Nationwide Corp. Gartmore Investors Services Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                 ASSET LEVEL(1)                            AGGREGATE TRUST FEE
                 --------------                            -------------------

               $0 up to $1 billion                                0.26%
           $1 billion up to $3 billion                            0.19%
           $3 billion up to $4 billion                            0.15%
           $4 billion up to $5 billion                            0.08%
          $5 billion up to $10 billion                            0.05%
          $10 billion up to $12 billion                           0.03%
              $12 billion and more                                0.02%

------------
(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.

      During the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, GSA and GISI were paid combined fund administration and transfer agency fees from the Funds as follows:


                                                       YEAR ENDED         YEAR ENDED             PERIOD ENDED
                                                       OCTOBER 31,        OCTOBER 31,             OCTOBER 31,
                     FUND                                 2006               2005                    2004
                     ----                           ----------------    ----------------       ----------------
Gartmore Optimal Allocations Fund: Growth               $        0         $        0             $        0
Gartmore Optimal Allocations Fund: Moderate                      0                  0                      0
Growth
Gartmore Optimal Allocations Fund: Moderate                      0                  0                      0

                                       92

                                                      Year Ended             Year Ended            Period Ended
                     Fund                          October 31, 2006       October 31, 2005       October 31, 2004
                     ----
Gartmore Optimal Allocations Fund: Specialty               0                      0                      0
Gartmore Optimal Allocations Fund: Defensive(1)           n/a                    n/a                    n/a
Gartmore Bond Fund                                      135,261                158,706                190,448
Gartmore China Opportunities Fund                       41,879                 57,424                7,535 (2)
Gartmore Emerging Markets Fund                          83,519                 33,542                 38,320
Gartmore Global Financial Services Fund                 46,910                 56,788                 13,020
Gartmore Global Health Sciences Fund                    35,639                 25,060                 17,434
Gartmore Global Natural Resources Fund                  69,775                 29,644                2,937 (2)
Gartmore Global Technology and Communications           13,664                 13,185                 15,818
Fund
Gartmore Global Utilities Fund                          25,790                 $28,213                $11,937
Gartmore Government Bond Fund                           166,159                207,288                246,159
Gartmore Growth Fund                                    293,008                327,352                461,978
Gartmore International Growth Fund                      50,244                 30,230                 18,401
Gartmore Investor Destinations Aggressive Fund             0                      0                      0
Gartmore Investor Destinations Moderately                  0                      0                      0
Aggressive Fund
Gartmore Investor Destinations Moderate Fund               0                      0                      0
Gartmore Investor Destinations Moderately                  0                      0                      0
Conservative Fund
Gartmore Investor Destinations Conservative                0                      0                      0
Fund
Gartmore Large Cap Value Fund                           46,268                 42,524                 36,584
Gartmore U.S. Growth Leaders Long-Short Fund            126,831                89,592                 67,760
Gartmore Micro Cap Equity Fund                          177,673                268,601                141,792
Gartmore Mid Cap Growth Fund                             9,768                  8,528                  7,629
Gartmore Mid Cap Growth Leaders Fund                    50,188                 52,342                 48,665
Gartmore Money Market Fund                             1,608,440              1,780,215              1,914,475
Gartmore Short Duration Bond Fund                       123,973                294,439                947,252
Gartmore Enhanced Income Fund                           490,246                427,947                270,039
Gartmore Nationwide Fund                               1,503,448              1,774,267              2,742,272
Gartmore Nationwide Leaders Fund                        17,830                 15,321                  8,563
Gartmore Tax-Free Income Fund                           193,895                235,524                265,269
Gartmore U.S. Growth Leaders Fund                       247,069                96,852                 46,808
Gartmore Value Opportunities Fund                       25,762                 33,999                 61,708
Gartmore Worldwide Leaders Fund                         73,067                 68,428                 92,537
Gartmore Bond Index Fund                               1,834,781              1,487,803               916,592
Gartmore International Index Fund                      1,760,495              1,427,578               760,263
Gartmore Mid Cap Market Index Fund                     1,157,946               921,691                475,566
Gartmore S&P 500 Index Fund                            2,964,738              2,523,149              1,613,497
Gartmore Small Cap Fund                                 273,987                42,812                 63,688
Gartmore Small Cap Index Fund                           527,296                422,548                258,187
Gartmore Small Cap Leaders Fund                         41,660                 16,711                    -
NorthPointe Small Cap Growth Fund                       49,476                 62,861                1,357(3)
NorthPointe Small Cap Value Fund                        29,495                 34,784                 40,938

(1) The Gartmore Optimal Allocations Fund: Defensive commenced operations on December 15, 2006. (2) The Fund commenced operations on June 29, 2004.

SUB-ADMINISTRATORS

      GSA and GISI have entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that BISYS is providing such services for:

               ASSET LEVEL(1)                                   FEE
               --------------                                   ---

             $0 up to $1 billion                               0.20%
         $1 billion up to $3 billion                           0.15%
         $3 billion up to $4 billion                           0.10%
         $4 billion up to $5 billion                           0.05%
        $5 billion up to $10 billion                           0.02%
        $10 billion up to $12 billion                          0.01%
             $12 billion or more                              0.005%

(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee.

      BISYS received the following amounts for the sub-administration services and sub-transfer agency services it provided:

                           YEARS ENDED OCTOBER 31,
         -------------------------------------------------------------
            2006                    2005                       2004
         -----------             -----------               -----------
         $7,776,120              $7,590,231                $7,392,323


CUSTODIAN

      JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

LEGAL COUNSEL

      Stradley Ronon Stevens and Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

      A Fund's adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided

------------

(1) Because the Funds of Funds will invest primarily in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The advisers and subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      For the fiscal year ended October 31, 2006, the clients (including the Funds) of all the affiliated advisers of NWDIMI, including but not limited to GMFCT, GSA, NWD MRT, and GMCM, paid soft dollar commissions in the total amount of $1.9 million with respect to the Funds and $7.1 million with respect to all the clients of all the affiliated advisers of NWDIMI. NWDIMI directs security transactions to brokers providing brokerage and research services to the benefit of all NWDIMI clients, including the Funds.

      During the fiscal years ended October 31, 2006, 2005 and 2004, the following brokerage commissions were paid by the Funds:

------------------------------------------------------------------     ----------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
------------------------------------------------------------------     ----------------------------------------
FUND                                                                      2006           2005           2004
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Optimal Allocations Fund: Growth                              $      527     $       48     $       16
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Optimal Allocations Fund: Moderate Growth                            822            156             16
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Optimal Allocations Fund: Moderate                                   526            321             21
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Optimal Allocations Fund: Specialty                                1,971            670             42
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Optimal Allocations Fund: Defensive                                    0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Bond Fund                                                              0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore China Opportunities Fund                                         145,087         69,100              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Emerging Markets Fund                                            406,511        273,516        153,047
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Global Financial Services Fund                                   191,160         59,677         20,505
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Global Health Sciences Fund                                      145,110        166,805        119,713
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Global Natural Resources Fund                                    241,777         75,641
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Global Technology and Communications Fund                        156,772        300,153        367,076
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Global Utilities Fund                                             39,874         70,496         47,852
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Government Bond Fund                                                   0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Growth Fund                                                    1,368,535      1,667,028      2,348,087
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore International Growth Fund                                        195,007         94,036         70,939
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Investor Destinations Aggressive Fund                                  0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Investor Destinations Moderately Aggressive Fund                       0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Investor Destinations Moderate Fund                                    0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Investor Destinations Moderately Conservative Fund                     0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Investor Destinations Conservative Fund                                0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Large Cap Value Fund                                              54,821         32,471         27,285
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore U.S. Growth Leaders Long-Short Fund                            1,902,197      1,097,907        579,983
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Micro Cap Equity Fund                                            748,352      1,037,549        832,903
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Mid Cap Growth Fund                                                9,051          7,038          8,950
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Mid Cap Growth Leaders Fund                                      139,940        116,941        254,995
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Short Duration Bond Fund                                               0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Enhanced Income Fund                                              10,892         15,917         35,824
------------------------------------------------------------------     ----------     ----------     ----------

------------------------------------------------------------------     ----------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
------------------------------------------------------------------     ----------------------------------------
FUND                                                                      2006           2005           2004
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Nationwide Fund                                                5,518,379      4,391,294      6,403,579
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Nationwide Leaders Fund                                          142,040        126,334         24,770
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Small Cap Fund                                                 2,565,948        441,403        742,393
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Tax-Free Income Fund                                                   0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore U.S. Growth Leaders Fund                                       1,168,315        655,159        447,511
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Value Opportunities Fund                                          91,526        155,965        251,939
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Worldwide Leaders Fund                                           364,130        352,648        563,970
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Bond Index Fund                                                        0              0              0
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore International Index Fund                                         235,354        231,403        333,927
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Mid Cap Market Index Fund                                        229,209        170,594        221,126
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore S&P 500 Index Fund                                                19,816         39,914         76,589
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Small Cap Index Fund                                             190,815         71,950        143,350
------------------------------------------------------------------     ----------     ----------     ----------
Gartmore Small Cap Leaders Fund                                           435,618        177,151
------------------------------------------------------------------     ----------     ----------     ----------
NorthPointe Small Cap Growth Fund                                         190,430        308,538         48,226
------------------------------------------------------------------     ----------     ----------     ----------
NorthPointe Small Cap Value Fund                                          164,920        198,509        223,426
------------------------------------------------------------------     ----------     ----------     ----------

------------

      During the fiscal year ended October 31, 2006, the Gartmore Bond Fund, Gartmore Bond Index Fund, Gartmore Growth Fund, Gartmore Global Financial Services Fund, Gartmore Large Cap Value Fund, Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Money Market Fund, Gartmore Short Duration Bond Fund, Gartmore Enhanced Income Fund, Gartmore Nationwide Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, and Gartmore S&P 500 Index Fund held investments in securities of their regular broker-dealers as follows:

                                                 APPROXIMATE AGGREGATE
                                                   VALUE OF ISSUER'S
                                                SECURITIES OWNED BY THE
                                                      FUND AS OF
                                                    FISCAL YEAR END              NAME OF
                    FUND                            OCTOBER 31, 2006         BROKER OR DEALER
                    ----                        ------------------------     -----------------
Gartmore Bond Fund                                     $1,924,253          Merrill Lynch & Co., Inc.
                                                       2,069,901           JPMorgan Chase & Co., Inc.

Gartmore Bond Index Fund                                1,965,892          Prudential Financial, Inc.
                                                       12,651,367          CS First Boston Corp.
                                                       12,168,852          Lehman Brothers Holdings, Inc.
                                                       11,244,677          Citigroup
                                                       75,024,129          JP Morgan Chase & Co., Inc.
                                                       10,077,443          Wachovia Corp.
                                                       11,433,302          Bank of America Corp.

Gartmore Enhanced Income Fund                           4,943,440          Merrill Lynch & Co., Inc.
                                                        5,777,275          CS First Boston Corp.
                                                       11,116,534          Citigroup
                                                        5,249,384          JP Morgan Chase & Co., Inc.
                                                        2,830,173          Wachovia Corp.
                                                        6,996,227          Bank of America Corp.

Gartmore Global Financial Services Fund                   774,685          Prudential Financial, Inc.
                                                          557,319          CS First Boston Corp.
                                                          639,066          Lehman Brothers Holdings, Inc.
                                                        1,213,370          Citigroup
                                                        1,492,395          Wachovia Corp.
                                                        1,591,320          Bank of America Corp.


                                                 APPROXIMATE AGGREGATE
                                                   VALUE OF ISSUER'S
                                                SECURITIES OWNED BY THE
                                                      FUND AS OF
                                                    FISCAL YEAR END              NAME OF
                    FUND                            OCTOBER 31, 2006         BROKER OR DEALER
                    ----                        ------------------------     -----------------
Gartmore Global Health Sciences Fund                      453,639          CS First Boston Corp.

Gartmore Global Natural Resources Fund                  2,306,614          CS First Boston Corp.

Gartmore Global Technology and
Communications Fund                                        67,698          CS First Boston Corp.

Gartmore Global Utilities Fund                            143,934          CS First Boston Corp.

Gartmore Government Bond Fund                             383,174          CS First Boston Corp.

Gartmore Growth Fund                                     1,206,262         Prudential Financial, Inc.
                                                         1,393,336         Lehman Brothers Holdings, Inc.
                                                         2,058,495         Wachovia Corp.
                                                         2,500,000         Bank of America Corp.

Gartmore International Growth Fund                        579,014          Prudential Financial Corp.

Gartmore International Index Fund                      10,000,000          Merrill Lynch & Co., Inc.
                                                        5,046,389          Prudential Financial, Inc.
                                                       15,936,062          CS First Boston Corp.
                                                       25,000,000          Citigroup
                                                       16,000,000          Wachovia Corp.
                                                       16,300,000          Bank of America Corp.

Gartmore Large Cap Value Fund                             166,098          Merrill Lynch & Co., Inc.
                                                          639,436          CS First Boston Corp.
                                                          925,954          Citigroup
                                                          577,200          Wahcovia Corp.
                                                        1,143,014          Bank of America Corp.
Gartmore Micro Cap Equity Fund                          1,500,075          CS First Boston Corp.
                                                        3,000,000          Citigroup
                                                        2,000,000          Bank of America Corp.

Gartmore Mid Cap Growth Fund                               51,886          CS First Boston Corp.

Gartmore Mid Cap Growth Leaders Fund                    2,142,014          Bank of America Corp.

Gartmore Mid Cap Market Index Fund                     20,000,000          Merrill Lynch & Co., Inc.
                                                       84,321,768          CS First Boston Corp.
                                                       24,900,600          Citigroup
                                                       12,000,000          Wachovia Corp.
                                                       73,871,301          Bank of America Corp.

                                                 APPROXIMATE AGGREGATE
                                                   VALUE OF ISSUER'S
                                                SECURITIES OWNED BY THE
                                                      FUND AS OF
                                                    FISCAL YEAR END              NAME OF
                    FUND                            OCTOBER 31, 2006         BROKER OR DEALER
                    ----                        ------------------------     -----------------
Gartmore Nationwide Fund                                4,773,219          Merrill Lynch & Co., Inc.
                                                        6,889,082          Prudential Financial, Inc.
                                                       11,267,340          Lehman Brothers Holdings, Inc.
                                                        9,689,758          Citigroup
                                                       28,392,937          Bank of America Corp.

Gartmore Nationwide Leaders Fund                          219,744          CS First Boston Corp.

Gartmore S&P 500 Index Fund                            21,050,299          Merrill Lynch & Co., Inc.
                                                       10,419,630          Prudential Finanical, Inc.
                                                       31,769,755          CS First Boston Corp.
                                                       37,364,278          Citigroup
                                                       29,179,014          Wachovia Corp.
                                                       66,231,064          Bank of America Corp.

Gartmore Short Duration Bond Fund                       1,470,081          Merrill Lynch & Co., Inc.
                                                        2,589,623          CS First Boston Corp.
                                                        2,952,579          Citigroup
                                                        3,000,000          Wachovia Corp.

Gartmore Small Cap Fund                                16,883,111          CS First Boston Corp.

Gartmore Small Cap Index Fund                          10,000,000          Merrill Lynch & Co., Inc.
                                                       55,921,122          CS First Boston Corp.
                                                         775,374           Knight Securities, LP
                                                       10,000,000          Citigroup
                                                        5,000,000          Wachovia Corp.
                                                       11,500,000          Bank of America Corp.

Gartmore Small Cap Value Fund                              26,965          CS First Boston Corp.

Gartmore U.S. Growth Leaders Fund                       1,352,517          CS First Boston Corp.
                                                        3,764,565          Wachovia Corp.
                                                        6,017,804          Bank of America Corp.

Gartmore U.S. Growth Leaders Long-Short Fund           12,975,620          CS First Boston Corp.

Gartmore Value Opportunities Fund                         197,712          CS First Boston Corp.
                                                        1,000,000          Bank of America Corp.

Gartmore Worldwide Leaders Fund                         1,024,500          Bank of America Corp.

Northpointe Small Cap Growth Fund                       1,622,821          CS First Boston Corp.

Northpointe Small Cap Value Fund                          632,812          CS First Boston Corp.

      Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers. The advisers and subadvisers do not deem it practicable or in the Funds' best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

      During the fiscal years ended October 31, 2005 and 2004, the following brokerage commissions were paid by the Funds to affiliated brokers:


                     COMMISSIONS PAID TO AFFILIATED BROKERS
                     ---------------------------------------
FUND                                        BROKER              2005       2004
Gartmore S&P 500 Index Fund                 Merrill Lynch       $420       $0
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund               Merrill Lynch       $  387     $  0
Gartmore International Index Fund           Merrill Lynch       $    0     $327
Gartmore Mid Cap Market
     Index Fund                             Merrill Lynch       $2,191     $  0
--------------------------------------------------------------------------------

     The table below shows the amount of brokerage commissions paid by the Funds to affiliated brokers, and the percentage of such Fund's total brokerage commissions that were paid to each affiliated broker, during the fiscal year ended October 31, 2006.

--------------------------------------------- --------------------- ------------------------ ----------------------
                                                                                                    PERCENT OF THE
                                                                                                         AGGREGATE
                                                                                               COMMISSIONS PAID BY
                    FUND                        AFFILIATED BROKER         COMMISSION ($)              THE FUND (%)
--------------------------------------------- --------------------- ------------------------ ----------------------
Gartmore International Index Fund             Merrill Lynch                      27.78                  0.01%
--------------------------------------------- --------------------- ------------------------ ----------------------
Gartmore Mid Cap Market Index Fund            Merrill Lynch                  50,245.40                 21.92%
--------------------------------------------- --------------------- ------------------------ ----------------------
Gartmore S&P 500 Index Fund                   Merrill Lynch                      50.00                  0.25%
--------------------------------------------- --------------------- ------------------------ ----------------------


                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A AND CLASS D SALES CHARGES

      The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases. Class A shares of the Funds (other than the Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund):

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $50,000                         5.75%                            6.10%                         5.00%
$50,000 to $99,999                        4.75                             4.99                          4.00
$100,000 to $249,999                      3.50                             3.63                          3.00
$250,000 to $499,999                      2.50                             2.56                          2.00
$500,000 to $999,999                      2.00                             2.04                          1.75
$1 million or more                        None                             None                          None

CLASS A SHARES OF THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, AND GARTMORE TAX-FREE INCOME FUND

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $100,000                        4.25%                            4.44%                        3.75%
$100,000 to $249,999                      3.50                             3.63                         3.00
$250,000 to $499,999                      2.50                             2.56                         2.00
$500,000 to $999,999                      2.00                             2.04                         1.75
$1 million or more                        None                             None                         None

CLASS A SHARES OF THE GARTMORE ENHANCED INCOME FUND AND GARTMORE SHORT DURATION BOND FUND

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $100,000                        2.25%                            2.30%                         2.00%
$100,000 to $449,999                      1.75                             1.78%                         1.50
$500,000 to $999,999                      1.50                             1.52%                         1.25
$1 million or more                        None                             None                          None

CLASS D SHARES OF THE FUNDS

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
------------------                     -----------------            ------------------               ----------
less than $50,000                         4.50%                            4.71%                        4.00%
$50,000 to $99,999                        4.00                             4.17                         3.50
$100,000 to $249,999                      3.00                             3.09                         2.50
$250,000 to $499,999                      2.50                             2.56                         1.75
$500,000 to $999,999                      2.00                             2.04                         1.25
$1 million to $24,999,999                 0.50                             0.50                         0.50
$25 million or more                       None                             None                         None

WAIVER OF CLASS A AND CLASS D SALES CHARGES*

      You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

      The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by GDSI:

(1) shares sold to other registered investment companies affiliated with NWDIMI,

(2)  shares sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b)  to any endowment or non-profit organization;

     (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

     (d) to any life insurance company separate account registered as a unit investment trust;

     (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

     (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMFCT and its affiliates;

     (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

     (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

     (i) to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

(3)  Class A shares sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

     (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

     (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

------------
* Only provision 2(i) applies to the Class A shares of the Gartmore Short Duration Bond Fund. Within the special class structure of the Gartmore Short Duration Bond Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Gartmore Short Duration Bond Fund (each of these other classes has no front-end sales charge). See the Gartmore Short Duration Bond Fund's prospectus for more information

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of a Gartmore Fund, these purchases may also be combined.
o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A or Class D shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.
o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS B AND CLASS X SHARES OF THE FUNDS AND CDSC

      GDSI compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to GDSI, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

      Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                        CDSC on Shares
         Years of after Purchase                          Being Sold
         -----------------------                        --------------
         First                                               5.00%
         Second                                              4.00%
         Third                                               3.00%
         Fourth                                              3.00%
         Fifth                                               2.00%
         Sixth                                               1.00%
         Seventh and following                               0.00%

      For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

      For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B AND X SHARES

         You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled "Systematic Investment Strategies" for more information.


CONVERSION FEATURES FOR CLASS B AND CLASS X SHARES

         Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B or Class X shares converting to Class A shares bears to the shareholder's total Class B or Class X shares not acquired through dividends and distributions.

      If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund (the "Fixed Income Funds") to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B or Class X shares into the Prime Shares of the Gartmore Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDER'S FEE AND CORRESPONDING CDSC

     As of March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Gartmore Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase (24 months for Gartmore Enhanced Income and Gartmore Short Duration Bond Funds). With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

     o The purchase can be made in any combination of the Funds. The amount of the finder's fee will be determined based on the particular combination of the Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Fund.

     o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Gartmore Enhanced Income and Gartmore Short Duration Bond Funds).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- ------------------- ------------------- ----------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                                                            $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Gartmore International Growth Fund, Gartmore Emerging          1.00%               0.50%              0.25%
Markets Fund, Gartmore Global Technology and
Communications Fund, Gartmore Global Financial
Services Fund, Gartmore Global Utilities Fund,
Gartmore Global Health Sciences Fund, Gartmore
Nationwide Leaders Fund, Gartmore U.S. Growth
Leaders, Gartmore Worldwide Leaders Fund, Gartmore
Mid Cap Growth Leaders Fund, Gartmore Value
Opportunities Fund, Gartmore Micro Cap Equity
Fund, Gartmore U.S. Growth Leaders Long-Short
Fund, Gartmore China Opportunities Fund, Gartmore
Global Natural Resources Fund, Gartmore Small Cap
Leaders Fund and Optimal Allocations Funds
------------------------------------------------------- ------------------- ------------------- ----------------
Gartmore Nationwide Fund, Gartmore Growth Fund,                0.50%               0.50%              0.25%
Gartmore Large Cap Value Fund, Gartmore Mid Cap
Growth Fund, Gartmore Small Cap Fund and NorthPointe
Small Cap Growth Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Gartmore S&P 500 Index Fund, Gartmore Small Cap Index           None                None              None
Fund, Gartmore Mid Cap Market Index Fund, Gartmore
International Index Fund and Gartmore Bond Index Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%
------------------------------------------------------- ------------------- ------------------- ----------------
Gartmore Bond Fund, Gartmore Government Bond Fund and          0.75%               0.50%              0.25%
Gartmore Tax-Free Income Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Gartmore Enhanced Income Fund and Gartmore Short               0.35%               0.25%              0.15%
Duration Bond Fund
------------------------------------------------------- ------------------- ------------------- ----------------

CDSC FOR CLASS C SHARES

      You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund, and Gartmore Government Bond Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares. Class C shares of the Gartmore Money Market Fund are not subject to a CDSC.

OTHER DEALER COMPENSATION

       In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, GMFCT and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. GMFCT and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by GMFCT.

       In addition to these payments described above, GMFCT or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, GMFCT or its affiliates may pay or allow other incentives or payments to intermediaries.

       The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

          o    the Distributor and other affiliates of GMFCT,
          o    broker-dealers,
          o    financial institutions, and
          o other financial intermediaries through which investors may purchase shares of a Fund.

       Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS X AND CLASS Y SHARES (THE FIXED INCOME FUNDS)

         If you owned Class B or Class C shares of the Fixed Income Funds on September 1, 2003, your shares were redesignated as Class X or Class Y shares, respectively. Class X and Class Y shares of the Fixed Income Funds retain the same fee and expense structure as the formerly designated Class B and Class C shares. Class X and Class Y shares of a Fixed Income Fund are not offered to the public and may only be purchased by existing Class X or Class Y shareholders (former Class B and Class C shareholders, respectively) of that Fixed Income Fund as a subsequent purchase or through the reinvestment of dividends and/or income. Specifically, only Class X shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class X shares of that Fixed Income Fund, and only Class Y shareholders of a Fixed Income Fund will be permitted to purchase additional Class Y shares of that Fixed Income Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of a Fixed Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Fixed Income Fund in the future.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with GDSI to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

      A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days or 7 days, as set forth in each Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

      The Funds generally plan to redeem their shares for cash with the following exceptions. The Gartmore Short Duration Bond Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Gartmore Short Duration Bond Fund - Redemption in-Kind" below for more information.

      As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

      The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

REDEMPTION OF SHARES OF THE GARTMORE SHORT DURATION BOND FUND

      OTHER REDEMPTION REQUIREMENTS. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

      REDEMPTION FEES. Generally, redemption requests on all Shares will be subject to a 2% redemption fee for all redemptions made within 7 days of purchase. The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

      Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of shares are subject to a 2% redemption fee as described above, payable to the Fund.

      REDEMPTION IN-KIND. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities selected solely at the discretion of GMCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of Class A or IRA Class Shares.

      To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund.

MEDALLION SIGNATURE GUARANTEE

      A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

      If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

      We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

      If the monthly average balance of your account holding Prime shares of the Gartmore Money Market Fund falls below $250, there is a $2/month fee.

                               VALUATION OF SHARES

      The net asset value per share ("NAV") for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open and on such other days as the Board of Trustees determines (together, the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

      Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

      The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

      Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

      Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

      The Funds holding foreign equity securities (the "Foreign Equity Funds") value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a NAV as determined by using available market quotations.

      The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMFCT, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's NAV will not deviate from $1.

      Pursuant to its objective of maintaining a stable NAV, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

FUNDS OF FUNDS

      Shares of the Underlying Funds are valued at their respective NAVs as reported to GSA or its agent. Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if GSA determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES


      DIRECTED DIVIDENDS - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in one or more of the equity or fixed-income Funds, respectively.

      An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Gartmore Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

      Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through Directed Dividends, as described above.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to another Fund, sales charges may apply if not already paid.

      Automatic Withdrawal Plan ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

         For Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

      NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

                               INVESTOR PRIVILEGES

      The Funds offer the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 800-848-0920.

      NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

      Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

EXCHANGES AMONG FUNDS

      Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund's minimum investment requirement.

      Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

      Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Gartmore Enhanced Income and Gartmore Short Duration Bond Funds), the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D, Class X, Class Y and Institutional Service Class shares of other Gartmore Funds. If you exchange Class B, Class C, Class X or Class Y shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, Class X or Class Y (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C, Class X or Class Y (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. Class X shareholders of a Fixed Income Fund may exchange their shares for Class B shares of any of the Gartmore Funds currently accepting purchase orders and Class Y shareholders of a Fixed Income Fund may exchange their shares for Class C shares of any such Gartmore Fund. However, if you exchange out of Class X or Class Y shares of a Fixed Income Fund into Class B or Class C of another Gartmore Fund, respectively (or into Prime Shares of the Money Market
Fund), you will not be permitted to exchange from Class B or Class C of the other Gartmore Fund (or Prime Shares of the Money Market Fund) back into Class X or Class Y shares of the original Fixed Income Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE GARTMORE MONEY MARKET FUND
ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 800-848-0920.


EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:


BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges for the Funds (except for the Gartmore Short Duration Bond Fund IRA Class shares and the Class X and Class Y shares of the Fixed Income Funds) by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write or fax to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax to (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

      BY ON LINE ACCESS - Log on to our website www.nwdfunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614) 428-3278.

      RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement. No confirmations are sent for transactions in the Gartmore Money Market Fund. You will receive a monthly activity statement if there are any non-dividend transactions for the Gartmore Money Market Fund.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.


      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

      PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.

      Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

                          FUND PERFORMANCE ADVERTISING

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

      Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven-calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven-day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class.

      The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

      Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

      There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the NAVs will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      BEFORE-TAX PERFORMANCE. Except for the Gartmore Money Market Fund and the Gartmore Short Duration Bond Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

      The Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond Fund, Gartmore Short Duration Bond Fund, and the Gartmore Enhanced Income Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholder's actual yield may be less.

      The Gartmore Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

NONSTANDARD RETURNS

      The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

      Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

      The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

      Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper , Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as MONEY, FORTUNE, FORBES, KIPLINGER'S PERSONAL FINANCE MAGAZINE, SMART MONEY, MUTUAL FUNDS, WORTH, FINANCIAL WORLD, CONSUMER REPORTS, BUSINESS WEEK, TIME, NEWSWEEK, U.S. NEWS AND WORLD REPORT; AND OTHER PUBLICATIONS SUCH AS THE WALL STREET JOURNAL, BARRON'S, INVESTOR'S BUSINESS DAILY, STANDARD & POOR'S OUTLOOK AND, COLUMBUS DISPATCH. The rankings may or may not include the effects of sales charges.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Trust presently offers the following 49 series of shares of beneficial interest, without par value and with the various classes listed:

FUND                                                                              SHARE CLASS
----                                                                              -----------
Gartmore Optimal Allocations Fund: Growth               Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

FUND                                                                              SHARE CLASS
----                                                                              -----------
Gartmore Optimal Allocations Fund: Moderate Growth      Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Optimal Allocations Fund: Moderate             Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class
Gartmore Optimal Allocations Fund: Specialty            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class
Gartmore Optimal Allocations Fund: Defensive            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Bond Fund                                      Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                        Institutional Class

Gartmore China Opportunities Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Emerging Markets Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class


Gartmore Global Financial Services Fund                 Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Health Sciences Fund                    Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Natural Resources Fund                  Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Technology and Communications Fund      Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Utilities Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Government Bond Fund                           Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                        Institutional Class

Gartmore Growth Fund                                    Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Gartmore International Growth Fund                      Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Investor Destinations Aggressive Fund          Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Gartmore Investor Destinations Moderately Aggressive    Class A, Class B, Class C, Class R, Service Class,
Fund                                                    Institutional Class

Gartmore Investor Destinations Moderate Fund            Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Gartmore Investor Destinations Moderately               Class A, Class B, Class C, Class R, Service Class,
Conservative Fund                                       Institutional Class

FUND                                                                              SHARE CLASS
----                                                                              -----------
Gartmore Investor Destinations Conservative Fund        Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Gartmore Large Cap Value Fund                           Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Micro Cap Equity Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Mid Cap Growth Fund                            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Mid Cap Growth Leaders Fund                    Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Gartmore Money Market Fund                              Service Class, Prime Shares, Institutional Class

Gartmore Short Duration Bond Fund                       Class A, Class C, Service Class, Institutional Class, IRA


Gartmore Enhanced Income Fund                           Class A, Class R, Institutional Class, Institutional Service
                                                        Class

Gartmore Nationwide Fund                                Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Gartmore Nationwide Leaders Fund                        Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class


Gartmore Small Cap Fund                                 Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class


Gartmore Small Cap Leaders Fund                         Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Tax-Free Income Fund                           Class A, Class B, Class C, Class D, Class X, Class Y

Gartmore U.S. Growth Leaders Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore U.S. Growth Leaders Long-Short Fund            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Value Opportunities Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Worldwide Leaders Fund                         Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Bond Index Fund                                Class A, Class B, Class C, Class R, Institutional Class

Gartmore International Index Fund                       Class A, Class B, Class C, Class R, Institutional Class

FUND                                                                              SHARE CLASS
----                                                                              -----------
Gartmore Mid Cap Market Index Fund                      Class A, Class B, Class C, Class R, Institutional Class

Gartmore S&P 500 Index Fund                             Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Service Class, Local Fund Shares, Institutional
                                                        Class

Gartmore Small Cap Index Fund                           Class A, Class B, Class C, Class R, Institutional Class

NorthPointe Small Cap Value Fund                        Institutional Class

NorthPointe Small Cap Growth Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class


      You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.


VOTING RIGHTS

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

      THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR GARTMORE TAX-FREE INCOME FUND, THE MONEY MARKET FUND AND THE FUNDS OF FUNDS.

BUYING A DIVIDEND

      If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

      Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

      A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain (excess of net long-term capital gain over net short-term capital loss) realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

RETURNS OF CAPITAL

     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

      The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

     Effect of Foreign Withholding Taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

      EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
      The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

      PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

     Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.


EXCISE TAX DISTRIBUTION REQUIREMENTS

      To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

      SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

      IF:

     o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
     o You sell some or all of your original shares within 90 days of their purchase, and
     o You reinvest the sales proceeds in the Fund or in another Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:
      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS


         The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

     Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

     Derivatives. A Fund may be permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

     Constructive Sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

     Tax Straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

     Short sales and securities lending transactions. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Credit Default Swap Agreements. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.

     Investment in REMIC residual interests (excess inclusion income). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

     Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

     Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

      By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

NON-U.S. INVESTORS

     Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

     Interest-Related Dividends. Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest,
(2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

     Sunset Date for Short-Term Capital Gain Dividends and Interest-Related Dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

     Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.


     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.

     Investment in U.S. real property. In addition, a Fund may invest in securities of corporations or real estate investment trusts (REITs) that invest in real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, or receives a distribution from the gain on the sale of a U.S. real property interest realized on one of its investments, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

     U.S Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

ADDITIONAL TAX INFORMATION WITH RESPECT TO GARTMORE TAX-FREE INCOME FUND

      The tax information described in "Additional General Tax Information for All Funds" above applies to the Gartmore Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

      By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME

      The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS AND GAIN OR LOSS ON SALE OR EXCHANGE OF YOUR FUND SHARES

      The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

      When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

      The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, as tax-exempt or as tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned by the Fund during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

      Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX

      Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

      Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

      Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE MONEY MARKET FUND

      The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

      The Money Market Fund typically declares dividends from its daily net income each day that its NAV is calculated, and pays such dividends monthly. The Money Market Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Money Market Fund. Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

      The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

      Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income.

REDEMPTION OF FUND SHARES

      Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes. Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Money Market Fund shares for shares of a different Gartmore Fund is the same as a sale.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL INFORMATION FOR THE FUNDS OF FUNDS

      Each of the Funds of Funds invests in one or more Underlying Funds. The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     A Fund of Funds' income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DISTRIBUTIONS OF CAPITAL GAIN

      An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

      Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds' tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds' tax basis is taxable to the Fund of Funds as a capital gain.

      Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you.

U.S. GOVERNMENT SECURITIES

      The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

                               MAJOR SHAREHOLDERS

      As of October 31, 2006, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of any Fund, with the exception of the following:

                                                                                                       PERCENT OF THE
                                                                                                          TOTAL CLASS
                                                                                                              HELD BY
                                                                                                TRUSTEES AND OFFICERS
FUND/CLASS                                                       NO. OF SHARES                             AS A GROUP
----------                                                       -------------                  ---------------------
Gartmore Emerging Markets Fund - Class A                            20,174.457                                  1.66%
Gartmore Nationwide Leaders Fund - Class A                          11,783.055                                  2.58%
Gartmore Global Natural Resources Fund - Class A                     6,245.665                                 22.00%

As of February 2, 2007, the following shareholders held five percent or greater of the shares of a class of a Fund:

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES                                   478924.621                 39.39%
CORP.
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             176932.591                 14.55%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            170250.115                 14.00%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            13765.707                  48.67%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
JEFFREY L BROE                                                   2611.821                   9.23%
IRA
702 JENNY ANN CT
HERNDON VA 201703152
---------------------------------------------------------------- -------------------------- ---------------------------
RAYMOND C  BALDWIN                                               2609.603                   9.23%
TOD
105 MALLARDS COVE
VASS NC 28394
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            73862.076                  71.86%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
UBS FINANCIAL SERVICES INC.                                      14241.542                  13.85%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND FUND CLASS D
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             2397311.425                28.21%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND FUND CLASS X
---------------------------------------------------------------- -------------------------- ---------------------------
BEATRICE BERGER                                                  24212.674                  13.00%
TOD
670 APPLE ST
RED HILL PA 180761355
---------------------------------------------------------------- -------------------------- ---------------------------
FRANK W DEIS                                                     12406.942                  6.66%
DEBRA A DEIS
JTWROS TOD
7559 APPALACHIAN TRL E
HARRISBURG PA 171129400
---------------------------------------------------------------- -------------------------- ---------------------------
ROBERT R WARR                                                    11272.644                  6.05%
RUTH G WARR
JTWROS
2228 HUNTINGTON RD
AUGUSTA GA 30904

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND FUND CLASS Y
---------------------------------------------------------------- -------------------------- ---------------------------
DAVID F RICHMOND                                                 3661.172                   23.10%
GLENNA M RICHMOND
JTWROS
114 OLD GRANDVIEW RD
BEAVER WV 25813
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2218.313                   14.00%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
DONNA J GARST                                                    1906.741                   12.03%
IRA
718 WARREN AVE
BELPRE OH 45714
---------------------------------------------------------------- -------------------------- ---------------------------
GREGORY G BOLING                                                 1090.789                   6.88%
ROLLOVER IRA
1100 WILLOWOOD RD
KNOXVILLE TN 37922
---------------------------------------------------------------- -------------------------- ---------------------------
BLAINE T GORDON                                                  1075.139                   6.78%
DONNA GORDON
JTWROS
7063 PIGEON COVE RD
NEEDMORE PA 17238
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  117.278                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND INDEX FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             2541595.582                64.78%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             956541.635                 24.38%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND INDEX FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
VALERIE FOLLETT                                                  7630.659                   37.42%
TOD
122 INDIAN TRAIL S
WAKEFIELD RI 02879
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     4234.001                   20.77%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
DAVID R BUNNELL                                                  1248.538                   6.12%
ROLLOVER IRA
5 WETOMACHICK AVE
WESTERLY RI 02891
---------------------------------------------------------------- -------------------------- ---------------------------
SUELLEN S OLSON                                                  1242.698                   6.09%
ROTH IRA
PO BOX 527
ALBANY IL 61230
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND INDEX FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
DERNELL MCGHEE                                                   193.236                    39.99%
IRA
5 OGDEN LN
ENGLISHTOWN NJ 07726
---------------------------------------------------------------- -------------------------- ---------------------------
MARY M PELLEGRINO                                                144.974                    30.00%
IRA
56 OAK GLEN RD
TOMS RIVER NJ 08753
---------------------------------------------------------------- -------------------------- ---------------------------
ANTHONY PELLEGRINO                                               144.974                    30.00%
IRA
56 OAK GLEN RD
TOMS RIVER NJ 08753
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE BOND INDEX FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             60466169.413               29.34%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATE                                   36452301.255               17.69%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             27562538.812               13.38%
INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATELY                                 21965770.693               10.66%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             20830252.494               10.11%
INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             11187580.451               5.43%
INVESTOR DESTINATIONS CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATELY                                 11036084.944               5.36%
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-6004

---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE CHINA OPPORTUNITIES FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            245717.03                  18.82%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  179308.114                 13.73%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281--1003
---------------------------------------------------------------- -------------------------- ---------------------------
BROWN BROTHERS HARRIMAN & CO.                                    162000                     12.41%
140 BROADWAY
NEW YORK NY 10005-1101
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     143303.128                 10.98%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
WILLIAM P DIRUGERIS                                              128678.978                 9.86%
ROLLOVER IRA
15 TEABERRY LN
BLUFFTON SC 29909
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE CHINA OPPORTUNITIES FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            21726.731                  19.61%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  17316.376                  15.63%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              8863.275                   8.00%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     7172.094                   6.47%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE CHINA OPPORTUNITIES FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            196319.471                 40.83%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
SOUTHWEST SECURITIES, INC.                                       94787.718                  19.71%
1201 ELM ST
SUITE 3500
DALLAS TX 75209
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     68885.289                  14.33%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              35364.624                  7.35%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES                                      24261.383                  5.05%
LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE CHINA OPPORTUNITIES FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              595047.495                 99.99%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE CHINA OPPORTUNITIES FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            338.31                     74.13%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  118.077                    25.87%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE CHINA OPPORTUNITIES FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  52857.034                  92.65%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
CAMCO                                                            3523.366                   6.18%
80 WEST STREET  STE 201
RUTLAND VT 05701
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE EMERGING MARKETS FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             694781.152                 26.44%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             676814.225                 25.76%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            417689.24                  15.90%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  171197.902                 6.51%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       150722.812                 5.74%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE EMERGING MARKETS FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              231133.869                 56.96%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            83651.906                  20.61%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE EMERGING MARKETS FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            342125.221                 71.11%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              40204.662                  8.36%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE EMERGING MARKETS FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            421311.081                 76.60%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                56723.857                  10.31%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             40160.09                   7.30%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           31716.145                  5.77%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE EMERGING MARKETS FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            34946.216                  97.93%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE EMERGING MARKETS FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              100154.118                 78.73%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
---------------------------------------------------------------- -------------------------- ---------------------------
DRAKE & CO                                                       27064.72                   21.27%
1 COURT SQ 22ND FL
FBO 15C061519768
LONG ISLAND CITY NY 11120
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE ENHANCED INCOME FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             70889.482                  47.50%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            24317.465                  16.29%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      22367.927                  14.99%
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108
---------------------------------------------------------------- -------------------------- ---------------------------
ELEANOR G O'NEIL                                                 9507.839                   6.37%
CHARLES J O'NEIL
JTWROS
3 VALLEY VIEW DR
EAST GRANBY CT 060269585
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE ENHANCED INCOME FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             12105915.717               29.67%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATE                                   8564765.553                20.99%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             6343352.792                15.55%
INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             4767391.244                11.68%
INVESTOR DESTINATIONS CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATELY                                 4005572.617                9.82%
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS CONSERVATIVE                               3273383.913                8.02%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE ENHANCED INCOME FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  117.34                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE ENHANCED INCOME FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
MORLEY CAPITAL MANAGEMENT                                        1312.464                   100.00%
1200 RIVER RD STE 1000
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 19428-2442
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       373525.409                 22.72%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            208457.524                 12.68%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             195889.296                 11.91%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     174451.589                 10.61%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      171759.983                 10.45%
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             106763.305                 6.49%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             96897.512                  47.36%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              13638.978                  6.67%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            11609.449                  5.67%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  11254.635                  5.50%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
OPPENHEIMER & CO.INC.                                            10441.413                  5.10%
125 BROAD STREET
15 TH FL
NEW YORK NY 10004
---------------------------------------------------------------- -------------------------- ---------------------------
RBC DAIN RAUSCHER INC.                                           10338.333                  5.05%
60 SOUTH SIXTH STREET
MINNEAPOLIS MN 55402
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  98160.259                  23.54%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             97054.667                  23.27%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            62134.134                  14.90%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            781647.844                 65.79%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                174852.507                 14.72%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             146718.463                 12.35%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           81523.255                  6.86%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            706.252                    87.19%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             103.782                    12.81%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND INSTITUTIONAL
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             99320.475                  100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             284076.17                  31.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             237597.339                 26.43%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              100034.963                 11.13%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            65452.05                   7.28%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      63567.736                  7.07%
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              100346.867                 74.63%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            9462.804                   7.04%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  7400.237                   5.50%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            116900.383                 80.22%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            868400.179                 69.09%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                175150.528                 13.94%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             124031.809                 9.87%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                            85711.286                  6.82%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              110.49                     100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND INSTITUTIONAL SERVICE
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              99917.233                  100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL NATURAL RESOURCES FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            227672.896                 22.01%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     208177.832                 20.13%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  117907.605                 11.40%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281--1003
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      58324.36                   5.64%
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL NATURAL RESOURCES FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            28208.23                   27.10%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     16004.13                   15.38%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              9685.286                   9.31%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
LO-AN PHAM                                                       8895.713                   8.55%
LO-AN PHAM REVOCABLE TRUST
U/A/D 12141990
640 SAXONY BLVD
ST PETERSBURG FL 33716
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      7216.091                   6.93%
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL NATURAL RESOURCES FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            212476.244                 38.97%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     97086.421                  17.81%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  56739.469                  10.41%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281--1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL NATURAL RESOURCES FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              388958.772                 45.02%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            293751.035                 34.00%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                67305.192                  7.79%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                                     53703.874                  6.22%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL NATURAL RESOURCES FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            34740.696                  98.21%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL NATURAL RESOURCES INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  19289.088                  91.03%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
WELLS FARGO INVESTMENTS, LLC                                     1771.652                   8.36%
625 MARQUETTE AVENUE SOUTH
12TH FLOOR
MINNEAPOLIS MN 55402
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             303639.076                 34.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              112228.832                 12.79%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             88451.967                  10.08%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL INVESTOR SERVICES CORP.                                 61498.719                  7.01%
55 WATER STREET
NEW YORK NY 10041
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              180765.847                 54.71%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            63589.417                  19.25%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            39195.719                  77.70%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
RICHARD A JONES                                                  4196.012                   8.32%
BARBARA J JONES
JTWROS
13115 56TH AVE N
PLYMOUTH MN 55442
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND INSTITUTIONAL
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            1993846.898                75.83%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                291981.703                 11.10%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           183902.583                 6.99%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             155274.281                 5.91%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              271.796                    100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND INSTITUTIONAL
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  248.219                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL UTILITIES FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  285724.744                 37.77%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             99959.53                   13.21%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             70518.555                  9.32%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            62993.821                  8.33%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              52295.075                  6.91%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     44438.576                  5.87%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL UTILITIES FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             97681.401                  55.41%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            23948.479                  13.58%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              13803.101                  7.83%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
RBC DAIN RAUSCHER INC.                                           9421.504                   5.34%
60 SOUTH SIXTH STREET
MINNEAPOLIS MN 55402
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL UTILITIES FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            219126.325                 42.87%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  140558.983                 27.50%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             97848.438                  19.14%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL UTILITIES FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            302906.682                 65.70%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                73227.402                  15.88%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             51889.513                  11.25%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           30746.029                  6.67%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL UTILITIES FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            423.023                    74.71%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             143.164                    25.29%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GLOBAL UTILITIES FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             100822.844                 99.91%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             2357603.921                79.57%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            21872.228                  63.89%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
JOSEPH W  PUTNAK                                                 5370.501                   15.69%
ROLLOVER IRA
617 INDIANA ST
MONONGAHELA PA 15063
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            162474.444                 92.85%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND CLASS D
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             4762591.103                55.43%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             647857.349                 7.54%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND CLASS X
---------------------------------------------------------------- -------------------------- ---------------------------
BETTY A CONNER                                                   23865.908                  13.53%
6945 BLACK WALNUT ST
ROANOKE VA 24019
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND CLASS Y
---------------------------------------------------------------- -------------------------- ---------------------------
JOYCE L RICE                                                     19500.61                   23.84%
ROSILAND KNIGHT
JORDAN R RICE
4434 CATAMOUNT DR
LILBURN GA 30047
---------------------------------------------------------------- -------------------------- ---------------------------
JOYCE L RICE                                                     19438.706                  23.77%
ROSILAND KNIGHT
DARIAN J RICE
4434 CATAMOUNT DR
LILBURN GA 30047
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            15269.72                   18.67%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
THOMAS E FREECE                                                  5027.471                   6.15%
TOD
1029 CARDINAL RD
AUDUBON PA 19403-2203
---------------------------------------------------------------- -------------------------- ---------------------------
CONSTANCE J WESTREICH                                             5014.191                   6.13%
TOD
725 A HERITAGE VILLAGE
SOUTHBURY CT 06488
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  103.344                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GOVERNMENT BOND FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  106.913                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GROWTH FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             279985.441                 15.98%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             220165.132                 12.56%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GROWTH FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            66289.92                   54.94%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
MORGAN STANLEY DW INC.                                           21577.553                  17.88%
2000 WESTCHESTER AVE LD
PURCHASE NY 10577
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              11972.285                  9.92%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GROWTH FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  158.266                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GROWTH FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  173.93                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE GROWTH FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  157.164                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL GROWTH FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             550801.613                 16.36%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            492391.879                 14.62%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  491297.199                 14.59%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              349780.675                 10.39%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
MG TRUST COMPANY CUST FBO                                        264311.733                 7.85%
H  HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     245098.281                 7.28%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             190923.038                 5.67%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL GROWTH FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              348458.357                 65.05%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            93642.344                  17.48%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL GROWTH FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            822505.571                 66.07%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     99311.073                  7.98%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  82381.107                  6.62%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              78970.453                  6.34%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                211531.37                  44.52%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             174770.318                 36.78%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           88747.878                  18.68%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL GROWTH FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                             414.782                    74.11%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              144.921                    25.89%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL GROWTH FUND INSTITUTIONAL SERVICE
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                               351062.003                 96.98%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL INDEX FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             10648381.741               79.06%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             2350932.006                17.45%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL INDEX FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  26493.039                  46.03%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     9355.417                   16.25%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            4610.32                    8.01%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL INDEX FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                             42497.715                  46.65%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
WELLS FARGO INVESTMENTS, LLC                                         19795.266                  21.73%
625 MARQUETTE AVENUE SOUTH
12TH FLOOR
MINNEAPOLIS MN 55402
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                   10111.679                  11.10%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              7222.431                   7.93%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
WELLS FARGO INVESTMENTS, LLC                                     5513.544                   6.05%
625 MARQUETTE AVENUE SOUTH
12TH FLOOR
MINNEAPOLIS MN 55402
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS MODERATELY                            43746338.846               22.87%
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATELY                                 35103753.78                18.35%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             34691479.191               18.14%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                 26352393.669               13.78%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATE                                   21338372.271               11.15%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT                                                             19890855.084               10.40%
INVESTOR DESTINATIONS AGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2319295.941                33.41%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  992198.746                 14.29%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     881896.169                 12.70%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       402370.694                 5.80%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            524708.186                 30.50%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     423157.222                 24.59%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  105032.043                 6.10%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            7088429.025                72.18%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              649807.646                 6.62%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND INSTITUTIONAL
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                              2063260.258                99.47%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            268556.418                 62.80%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             115715.79                  27.06%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
JOEL EBERT FBO                                                   42184.536                  9.86%
EBERT MACHINE CO  INC PROFIT
SHARING PLAN
2177 S  STATE ROAD 19
PERU IN 46970
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             35867427.226               53.40%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             27822076.216               41.42%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            3735523.41                 41.27%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     1528239.663                16.88%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       566114.033                 6.25%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  497416.538                 5.50%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1201312.11                 32.05%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     735983.398                 19.64%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              220150.978                 5.87%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  209535.49                  5.59%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            13995490.273               74.28%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             4781658.557                100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            372651.069                 60.76%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             227639.29                  37.11%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             56800600.062               55.42%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             39795547.634               38.83%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATE FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2780642.56                 41.52%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     1398510.923                20.88%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  373970.945                 5.58%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATE FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1521430.714                45.51%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     531190.442                 15.89%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              190427.057                 5.70%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATE FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            13671093.649               73.57%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATE FUND INSTITUTIONAL
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             5806435.111                99.12%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATE FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            506136.018                 66.73%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             234847.553                 30.97%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATE FUND SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             45540498.084               42.59%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             32917172.235               30.78%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             27435821.45                25.66%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     667038.225                 25.50%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            588690.487                 22.51%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
LASALLE BANK NA                                                 578621.434                 22.12%
THE AGILYSYS INC NON-QUALIFIED PLANS
BENEFIT SECURITY TRUST
2801 LAKESIDE DR STE 215
C/O THE GILES ORGANIZATION
BANNOCKBURN IL 60015
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            327550.013                 45.14%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     128689.933                 17.73%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2842585.067                70.36%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     209332.929                 5.18%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             879022.08                  99.99%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             104780.018                 61.24%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            61736.833                  36.09%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             15276729.69                64.56%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             6357301.057                26.87%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             1796588.258                7.59%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
WELLS FARGO BANK NA                                              919378.941                 50.30%
CB RICHARD ELLIS INC
5000403000
PO BOX 1533
MINNEAPOLIS MN 55480
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     339709.061                 18.59%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            209273.792                 11.45%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  97933.282                  5.36%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            165533.621                 44.01%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     88487.652                  23.53%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              19616.79                   5.22%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      19455.9                    5.17%
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1356216.198                73.11%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     202279.802                 10.90%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             410193.742                 99.97%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             132096.628                 70.76%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            49966.028                  26.77%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             11412135.52                69.25%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             3562453.342                21.62%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             1383494.443                8.40%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE LARGE CAP VALUE FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             1114476.15                 55.33%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            274091.702                 13.61%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     196307.073                 9.75%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             189201.359                 9.39%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE LARGE CAP VALUE FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                             34023.947                  26.53%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
A G EDWARDS SONS C F                                           7834.858                   6.11%
JULIA SYNHORST
SEP IRA ACCOUNT
4324 MULFORD AVENUE
SACRAMENTO CA 958213323
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE LARGE CAP VALUE FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            386670.501                 72.24%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  107283.465                 20.04%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE LARGE CAP VALUE FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
ANTHONY A  MCPHERRON  KRISTINA A MCPHERRON FBO                   10588.954                  98.83%
SPECIALTY ORTHOPEDICS 401 K PLAN
SUITE 111
1919 LAKE AVENUE
PLYMOUTH IN 46563
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MICRO CAP EQUITY FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1324483.113                47.98%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                    297832.438                 10.79%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       150620.229                 5.46%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MICRO CAP EQUITY FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            220816.779                 58.15%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              30229.748                  7.96%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
A G EDWARDS SONS C F                                             23148.089                  6.10%
JULIA SYNHORST
SEP IRA ACCOUNT
4324 MULFORD AVENUE
SACRAMENTO CA 958213323
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     20836.179                  5.49%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MICRO CAP EQUITY FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1225889.343                65.80%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              165908.247                 8.91%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
A G EDWARDS SONS C F                                             160495.25                  8.61%
JULIA SYNHORST
SEP IRA ACCOUNT
4324 MULFORD AVENUE
SACRAMENTO CA 958213323
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MICRO CAP EQUITY FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            394971.859                 52.76%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
ICMA-RC SERVICES, LLC                                            330558.099                 44.16%
777 NORTH CAPITOL STREET NE
WASHINGTON DC 20002
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MICRO CAP EQUITY FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             83.678                     100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MICRO CAP EQUITY FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
HERSHEY TRUST COMPANY                                            13914.54                   79.09%
100 MANSION RD EAST
HERSHEY PA 170330445
---------------------------------------------------------------- -------------------------- ---------------------------
MITRA CO FBO 98                                                  3605.327                   20.49%
C O MARSHALL ILSLEY TRUST CO NA
11270 WEST PARK PLACE
ATTN MUTUAL FUNDS
SUITE 400 - PPW - 08 WM
MILWAUKEE WI 53224
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            46229.591                  29.70%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
W.G. JURGENSEN                                                   26189.224                  16.83%
TOD
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
ROBERT D GLISE                                                    12228.705                  7.86%
ROLLOVER IRA
9245 KELLY LAKE DR
CLARKSTON MI 48348
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  4997.168                   38.58%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281--1003
---------------------------------------------------------------- -------------------------- ---------------------------
WILLIAM A MOORE                                                  1292.039                   9.97%
PO BOX 49
POLK CITY IA 50226
---------------------------------------------------------------- -------------------------- ---------------------------
BRADLEY K HENRY                                                  842.673                    6.51%
ROTH IRA
526 JEFFERSON LN
GEORGETOWN TX 78626
---------------------------------------------------------------- -------------------------- ---------------------------
MELISSA P ARTHUR                                                 770.585                    5.95%
ROLLOVER IRA
2191 RIVER RD
SOUTH BOSTON VA 24592
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            28390.848                  78.94%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     2180.346                   6.06%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                               120456.531                 46.35%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             80730.433                  31.07%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                58681.751                  22.58%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  92.426                     78.71%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            24.994                     21.29%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH LEADERS FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             68387.246                  16.22%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             45143.602                  10.70%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH LEADERS FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            31463.536                  65.97%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              5288.281                   11.09%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
OPPENHEIMER & CO. INC.                                           2885.454                   6.05%
125 BROAD STREET
15 TH FL
NEW YORK NY 10004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH LEADERS INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                              961837.504                 99.99%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP GROWTH LEADERS FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  87.184                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP MARKET INDEX FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             8334146.087                66.55%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             3499514.667                27.95%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP MARKET INDEX FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  14171.829                  21.95%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      8285.341                   12.83%
ONE BEACON STREET
22ND FLOOR
BOSTON, MA  02108
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            7262.511                   11.25%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
A. G. EDWARDS & SONS,                                            4829.886                   7.48%
INC. ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              4327.625                   6.70%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP MARKET INDEX FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            29309.639                  50.13%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  20228.259                  34.60%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MID CAP MARKET INDEX FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE                      14746339.157               19.58%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE                 14155844.012               18.80%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS MODERATE                              12619216.048               16.76%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATE                                   9987226.586                13.26%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                 9165885.644                12.17%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS AGGRESSIVE                            6377405.103                8.47%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MONEY MARKET FUND PRIME SHARES CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
JANET W SHADLE                                                   137531.43                  10.68%
WELLS IRREVOCABLE GRANTOR TRUST
DTD 11-19-2003
17 HICKORY DR
LOCK HAVEN PA 17745
---------------------------------------------------------------- -------------------------- ---------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                 81919.05                   6.36%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
---------------------------------------------------------------- -------------------------- ---------------------------
PATRICK H RENNER                                                 65201.37                   5.06%
LEYLA K RENNER
JTWROS 3565 DUPLAIN ST N W
NORTH CANTON OH 44720
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MONEY MARKET FUND PRIME SHARES CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MORTON M YAMASAKI                                                182187.95                  31.14%
CAROLYN H YAMASAKI
MORTON M YAMASAKI REVOC LVNG TR
DTD 1/30/01
PO BOX 1828
LIHUE HI 96766
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES Y S YEE                                                  102494.28                  17.52%
CHARLOTTE M YEE
JTWROS
975 ALA LEHUA ST
HONOLULU HI 96818-2303
---------------------------------------------------------------- -------------------------- ---------------------------
MARYANN MACKLIN                                                  66110.19                   11.30%
MACKLIN INC PENSION PLAN & TRUST
6089 SOUTH DEMENT RD
ROCHELLE IL 61068
---------------------------------------------------------------- -------------------------- ---------------------------
HARRY L GRUSS                                                    31713.45                   5.42%
ROLLOVER IRA
4 COTTAGE ST
EAST HARTFORD CT 06108
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MONEY MARKET FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             982438536.44               74.55%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             333593435.21               25.31%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MONEY MARKET FUND PRIME SHARES
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             132899045.247              41.27%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE MONEY MARKET FUND SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             7129549.95                 80.87%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
MG TRUST COMPANY CUST FBO                                       1130581.736                12.82%
SUPERIOR DERRICK SERVICES LLC
700 17TH STREET
SUITE 300
DENVER CO 80202
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             1649682.891                27.00%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  1073739.807                17.57%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            16382.765                  38.41%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE FUND CLASS D
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             17429890.709               29.15%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  69.904                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  75.987                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE LEADERS FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             168006.126                 27.94%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       81415.743                  13.54%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                             79275.677                  13.19%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             32747.756                  5.45%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  30112.689                  5.01%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     30105.914                  5.01%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE LEADERS FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             32590.076                  38.55%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            27328.305                  32.32%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  4471.546                   5.29%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE LEADERS FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            178070.917                 54.85%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              47089.366                  14.51%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             32619.273                  10.05%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE LEADERS FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                143751.45                  43.91%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             103040.317                 31.48%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           80445.642                  24.58%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE LEADERS FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            5592.255                   97.91%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE NATIONWIDE LEADERS FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             32453.943                  100.00%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
THOMAS R HICKEY                                                  2020.202                   95.25%
SHARON STRITE
JTWROS
602 JEFFREY LN
WAYNE, PA 19087
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  100.693                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  100.693                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE INSTITUTIONAL
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  100722.861                 100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  100.703                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: DEFENSIVE INSTITUTIONAL
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  100.723                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            230981.951                 57.02%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     21100.164                  5.21%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            30230.359                  35.79%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
J.J.B. HILLIARD, W.L. LYONS, INC.                                8877.566                   10.51%
501 S FOURTH AVE
LOUISVILLE KY 40202
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              7998.519                   9.47%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     7368.701                   8.72%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            411711.266                 64.29%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              87768.531                  13.70%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     39445.917                  6.16%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE INSTITUTIONAL
CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  91.837                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            15087.286                  99.24%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE INSTITUTIONAL
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  115.615                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE
CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            355736.205                 33.17%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
H&R BLOCK FINANCIAL ADVISORS, INC.                               198212.3                   18.48%
THE DIME BUILDING SUITE 1700
719 GRISWOLD STREET
DETROIT, MI  48226
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     92573.016                  8.63%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              54083.69                   5.04%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE
CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            126280.767                 44.87%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              37225.725                  13.23%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     26317.215                  9.35%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE
CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1003657.429                72.59%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     87323.685                  6.32%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE
INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  92.265                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE
CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  112.98                     99.95%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE
INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  114.17                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            350770.612                 43.63%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
UBS FINANCIAL SERVICES INC.                                      77123.837                  9.59%
1000 HARBOR BLVD
8TH FLOOR, COMPLIANCE DEPARTMENT
WEEHAWKEN, NJ  07086
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     56125.219                  6.98%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  42485.163                  5.28%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            110216.938                 42.84%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     34492.171                  13.41%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              27800.005                  10.81%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1387496.461                71.79%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              187114.019                 9.68%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE
INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  94.133                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            7830.365                   98.59%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE INSTITUTIONAL
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  113.057                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            1357275.913                55.99%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  305918.739                 12.62%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     165784.474                 6.84%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            260674.592                 70.34%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              58621.639                  15.82%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2754978.646                79.91%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY
INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  87.015                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            6738.819                   98.36%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY INSTITUTIONAL
SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  113.074                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
RELIANCE TRUST COMPANY                                           1970889.4                  41.03%
OSSEO AREA SCHOOLS 403B
C/O FASCORP
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111
---------------------------------------------------------------- -------------------------- ---------------------------
RELIANCE TRUST COMPANY CUSTODIAN                                 966620.953                 20.12%
AVANADE INC. TNCIPP SUPPLEMENTAL
EXECUTIVE RETIREMENT AND SAVINGS PLAN
PO BOX 48529
ATLANTA GA 30362
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            791202.152                 16.47%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     262190.272                 40.91%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            71435.003                  11.15%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            81265.228                  46.92%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
ROBERT W. BAIRD & CO. INCORPORATED                               38119.364                  22.01%
777 EAST WISCONSIN AVE
MILWAUKEE WI 53202
---------------------------------------------------------------- -------------------------- ---------------------------
WEDBUSH MORGAN SECURITIES INC.                                   9848.538                   5.69%
1000 WILSHIRE BLVD.
SUITE 900
LOS ANGELES CA 90017
---------------------------------------------------------------- -------------------------- ---------------------------
JEAN E OED                                                       9820.687                   5.67%
GEORGE H OED
JUDITH O SOBOTKA
JTWROS
415 RUSSELL AVE APT 112
GAITHERSBURG MD 20877
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  9531.916                   5.50%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS MODERATE                              51744626.433               21.97%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE                      44230772.782               18.78%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATE                                   38126420.235               16.19%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE                 32356662.145               13.74%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                 31724372.754               13.47%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS AGGRESSIVE                            16982673.729               7.21%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  82.44                      100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             7272284.99                 97.33%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND LOCAL
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  11412.111                  100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE S&P 500 INDEX FUND SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             35683719.249               67.11%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             17483273.07                32.88%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SHORT DURATION BOND FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     67509.467                  71.56%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
RONALD C ROBICHAUD                                               13186.52                   13.98%
ROLLOVER IRA
6 BALDWIN ST
FRANKLIN NH 03235
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SHORT DURATION BOND FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
UBS FINANCIAL SERVICES INC.                                      2356.338                   78.97%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
---------------------------------------------------------------- -------------------------- ---------------------------
UBS FINANCIAL SERVICES INC.                                     521.165                    17.47%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SHORT DURATION BOND FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
COUNSEL TRUST CO CUSTODIAN FOR                                   88749.219                  41.74%
CHARITON VALLEY MEDICAL CENTER 401K
235 ST CHARLES WAY STE 100
YORK PA 17402
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  87420.029                  41.12%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL INVESTOR SERVICES CORP.                                 21571.913                  10.15%
55 WATER STREET
NEW YORK NY 10041
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SHORT DURATION BOND FUND SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             4686162.003                70.92%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
COUNSEL TRUST FBO                                                548821.805                 8.31%
THE CHIMES  DC 403 B PLAN
336 4TH AVE STE 6
THE TIMES BUILDING
PITTSBURGH PA 15222-2004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SHORT DURATION BOND FUND IRA CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       300002.078                 15.12%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  237339.586                 11.96%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     214997.857                 10.83%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              167622.849                 8.45%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      166035.734                 8.37%
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108
---------------------------------------------------------------- -------------------------- ---------------------------
A. G. EDWARDS & SONS, INC.                                       153642.378                 7.74%
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            5979071.308                19.21%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
PRUDENTIAL INVESTMENT MANAGEMENT SRVCS                           5756565.947                18.49%
3 GATEWAY CENTER
14TH FLOOR
NEWARK NJ 07102
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       4433274.351                14.24%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     2460822.175                7.90%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  2331367.902                7.49%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            158094.523                 18.99%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              142837.96                  17.16%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     111980.303                 13.45%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  88811.496                  10.67%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
MORGAN STANLEY DW INC.                                           51876.416                  6.23%
2000 WESTCHESTER AVE LD
PURCHASE NY 10577
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            5075851.732                53.55%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     739477.043                 7.80%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              657636.052                 6.94%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
MORGAN KEEGAN & COMPANY, INC.                                    618412.089000001           6.52%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  593996.629999999           6.27%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     1063833.694                50.92%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
CAREY & CO                                                       332788.227                 15.93%
7 EASTON OVAL EA4E70
COLUMBUS OH 43219
---------------------------------------------------------------- -------------------------- ---------------------------
WELLS FARGO BANK NA                                              204340.033                 9.78%
ERIC R SEACREST
PO BOX 1533
MINNEAPOLIS MN 55480-1533
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            201215.582                 91.94%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  401800.789                 39.59%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            306609.661                 30.21%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
HOLDON                                                           173143.405                 17.06%
C O SKY TRUST
P O  BOX 419
FINDLAY OH 45839
---------------------------------------------------------------- -------------------------- ---------------------------
CHRISTIAN BROTHERS COMMUNITY                                     58637.799                  5.78%
SUPPORT CHARITABLE TRUST
DTD 08/04/1988
PO BOX 29
ADAMSTOWN MD 21710
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP INDEX FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             6875232.332                68.27%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             2554161.762                25.36%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP INDEX FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      5771.691                   14.71%
ONE BEACON STREET
22ND FLOOR
BOSTON, MA  02108
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              3557.623                   9.07%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                 3552.274                   9.05%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
---------------------------------------------------------------- -------------------------- ---------------------------
A. G. EDWARDS & SONS,                                            2688.14                    6.85%
INC. ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     2652.588                   6.76%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
E*TRADE CLEARING LLC                                             2446.241                   6.23%
135 E. 57TH STREET
NEW YORK NY 10022
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP INDEX FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            19723.988                  43.71%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              19328.108                  42.83%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                 2428.179                   5.38%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP INDEX FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS MODERATE                              9954845.003                22.97%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE                 7547154.816                17.41%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                 7387217.061                17.04%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATE                                   6011849.355                13.87%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE                      5952417.558                13.73%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GVIT INVESTOR DESTINATIONS AGGRESSIVE                            5724314.916                13.21%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS, OH  43219
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP LEADERS FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            714336.733                 44.45%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  362171.516                 22.54%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      219120.735                 13.64%
ONE BEACON STREET
22ND FLOOR
BOSTON, MA  02108
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     129825.837                 8.08%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP LEADERS FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            132539.627                 80.61%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              18829.466                  11.45%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP LEADERS FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            804019.719                 67.49%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
A. G. EDWARDS & SONS,                                            74828.284                  6.28%
INC. ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO
63103
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     64893.356                  5.45%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP LEADERS FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  443420.625                 99.79%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP LEADERS FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MG TRUST COMPANY CUST FBO                                        419.253                    79.08%
SUPERIOR DERRICK SERVICES LLC
700 17TH STREET
SUITE 300
DENVER CO 80202
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  110.894                    20.92%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE SMALL CAP LEADERS FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  11296.249                  85.01%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
CAMCO                                                            1880.379                   14.15%
80 WEST STREET  STE 201
RUTLAND VT 05701
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE TAX-FREE INCOME FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
DOUGLAS J LLEWELLYN                                              23369.674                  32.88%
TOD
43 PUTTING GREEN LN
PENFIELD NY 14526-2548
---------------------------------------------------------------- -------------------------- ---------------------------
LEOLA KISTLER                                                    8997.657                   12.66%
TOD
1040 WOODSIDE DR
FINDLAY OH 45840
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            8542.216                   12.02%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
SHIRLEY J AUCK                                                   8109.141                   11.41%
TOD
7307 STATE ROUTE 96
CRESTLINE OH 44827-9223
---------------------------------------------------------------- -------------------------- ---------------------------
JUDITH A KOVACS                                                  5119.518                   7.20%
TOD
115 FELDSPAR DR
SYRACUSE NY 13219
---------------------------------------------------------------- -------------------------- ---------------------------
JOSEPH H BLASS                                                   4306.988                   6.06%
315 S HICKORY ST APT #209
MOUNT CARMEL PA 17851
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE TAX-FREE INCOME FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            80907.538                  68.86%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              19987.118                  17.01%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NANCY ANN MCALEXANDER                                            8751.688                   7.45%
TOD
614 BARBARA DR
TIPP CITY OH 45371
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE TAX-FREE INCOME FUND CLASS X
---------------------------------------------------------------- -------------------------- ---------------------------
GARY R PLOSKINA                                                  44492.849                  15.37%
TOD
2634 5TH AVE
MC KEESPORT PA 15132-1137
---------------------------------------------------------------- -------------------------- ---------------------------
ELSIE S ADKINS                                                   31922.667                  11.03%
TOD
PO BOX 30966
GREENVILLE NC 27833-0966
---------------------------------------------------------------- -------------------------- ---------------------------
CYNTHIA A MOYER                                                  16443.453                  5.68%
DEBORAH L COHEN
JTWROS 1341 FOXWOOD DR
MONROEVILLE PA 15146
---------------------------------------------------------------- -------------------------- ---------------------------
AMELIA H CORNS                                                   15058.474                  5.20%
SHIRLEY A MOONIS
JTWROS
BOX 192
SLICKVILLE PA 15684
---------------------------------------------------------------- -------------------------- ---------------------------
MERLE SCHRADER                                                   14705.68                   5.08%
TOD
11755 RT 47 EAST
WEST MANSFIELD OH 43358
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE TAX-FREE INCOME FUND CLASS Y
---------------------------------------------------------------- -------------------------- ---------------------------
POLLY A HOPKINS                                                  3403.975                   27.32%
TOD
4405 SYCAMORE DR
HAMPSTEAD MD 21074-2311
---------------------------------------------------------------- -------------------------- ---------------------------
YOLANDA S RHODES                                                 3293.332                   26.43%
PO BOX 1375
BELLE GLADE FL
334306375
---------------------------------------------------------------- -------------------------- ---------------------------
E JANE MOFFITT                                                   2710.456                   21.75%
DONALD E MOFFITT
JTWROS TOD
2200 ROAD 7
WEST LIBERTY OH 43357
---------------------------------------------------------------- -------------------------- ---------------------------
JAMES C FUQUA                                                    1049.468                   8.42%
FRANCES FUQUA
JAMES AND FRANCES FUQUA LIVING TRUST
DTD 02/11/2000
7608 SUE ELLAN DR
PORT RICHEY FL 34668
---------------------------------------------------------------- -------------------------- ---------------------------
EDNA A SCHREINER TOD                                             893.074                    7.17%
GARY G EISENHART
DEE ANN RUFFING
14180 E TWP RD 136
BELLEVUE OH 44811
---------------------------------------------------------------- -------------------------- ---------------------------
BONNIE MCGALLIARD                                                704.761                    5.66%
WILLIAM MCGALLIARD
JTWROS TOD
625 CREAMERY RD
TELFORD PA 18969
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE U.S. GROWTH LEADERS FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2648810.149                34.60%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIDELITY INSTITUTIONAL OPERATIONS                                1040066.788                13.59%
CO INC  AS AGENT FOR CERTAIN
EMPLOYEE BENEFIT PLANS
C/O DAVE STALEY
100 MAGELLAN WAY KW1C
COVINGTON KY 41015
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             628863.184                 8.21%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             586496.808                 7.66%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
LINSCO/PRIVATE LEDGER CORP.                                      538408.892                 7.03%
ONE BEACON STREET
22ND FLOOR
BOSTON, MA  02108
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     513451.294                 6.71%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE U.S. GROWTH LEADERS FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            272434.728                 44.05%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  74251.64                   12.01%
SEED ACCOUNT
ATTN MIKE POLICARPO
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
E*TRADE CLEARING LLC                                             60216.737                  9.74%
135 E. 57TH STREET
NEW YORK NY 10022
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     50927.41                   8.24%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE U.S. GROWTH LEADERS FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2189222.163                68.98%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              206782.661                 6.52%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE U.S. GROWTH LEADERS FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                161022.207                 47.69%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           108166.837                 32.03%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             68475.912                  20.28%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE U.S. GROWTH LEADERS FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            138230.631                 99.90%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE U.S. GROWTH LEADERS FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  73998.955                  100.00%
SEED ACCOUNT
ATTN MIKE POLICARPO
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE US GROWTH LEADERS LONG-SHORT FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            2391635.459                59.98%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       222719.303                 5.59%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE US GROWTH LEADERS LONG-SHORT FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            86341.416                  79.10%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  12342.458                  11.31%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE US GROWTH LEADERS LONG-SHORT FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            3492368.807                79.50%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
CITIGROUP GLOBAL MARKETS INC.                                    244021.174                 5.55%
333 WEST 34TH STREET, 7TH FLOOR
NEW YORK NY 10001
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE US GROWTH LEADERS LONG-SHORT FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM SPECIALTY                                            852175.016                 62.32%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATELY AGGRESSIVE                                218628.66                  15.99%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM MODERATE                                             199162.88                  14.56%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE AM AGGRESSIVE                                           91753.431                  6.71%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE US GROWTH LEADERS LONG-SHORT FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  112.875                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE VALUE OPPORTUNITIES FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             234087.815                 25.55%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     195132.49                  21.30%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             63861.322                  6.97%
C/O PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS, OH  43215
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE VALUE OPPORTUNITIES FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     32189.088                  16.60%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              13968.297                  7.20%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE VALUE OPPORTUNITIES FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            27830.081                  47.39%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              12805.481                  21.81%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE VALUE OPPORTUNITIES FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  97.713                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE VALUE OPPORTUNITIES FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  103.509                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE WORLDWIDE LEADERS FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
CHARLES SCHWAB & CO., INC.                                       706415.579                 19.92%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  318872.723                 8.99%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            294181.699                 8.30%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE WORLDWIDE LEADERS FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            28431.88                   36.40%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
A. G. EDWARDS & SONS,                                            20982.097                  26.86%
INC. ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     6492.782                   8.31%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                 6482.98                    8.30%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE WORLDWIDE LEADERS FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                            307479.473                 49.16%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                  178507.458                 28.54%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
---------------------------------------------------------------- -------------------------- ---------------------------
PERSHING LLC                                                     39069.661                  6.25%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
---------------------------------------------------------------- -------------------------- ---------------------------
FIRST CLEARING, LLC                                              38746.58                   6.19%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE WORLDWIDE LEADERS FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  139.989                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE WORLDWIDE LEADERS FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  153.831                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
GARTMORE WORLDWIDE LEADERS FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  1729.566                   68.30%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
STERNE, AGEE & LEACH, INC.                                       802.568                    31.70%
813 SHADES CREEK PARKWAY
SUITE 100B
BIRMINGHAM AL 35209
---------------------------------------------------------------- -------------------------- ---------------------------

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS A
---------------------------------------------------------------- -------------------------- ---------------------------
LARRY D WILLS                                                    1450.84                    91.24%
SUSAN M WILLS
JTWOS
1711 BALSLEY RD
STAUNTON, VA  24401-6637
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  118.388                    7.45%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS B
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  118.639                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS C
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  118.639                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
NORTHPOINTE SMALL CAP GROWTH FUND INSTITUTIONAL CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  4032176.992                71.39%
SEED ACCOUNT
ATTN MIKE POLICARPO
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
MSL COMPANY                                                      415739.601                 7.36%
2430 W INDIAN TRAIL SUITE 201
C/O GREATBANC TRUST COMPANY
AURORA IL 60506
---------------------------------------------------------------- -------------------------- ---------------------------
HOLLOWWAVE & CO                                                  354977.8                   6.29%
PO BOX 5496
BOSTON MA 02206-5496
---------------------------------------------------------------- -------------------------- ---------------------------
JUPITER AND CO                                                   287584.838                 5.09%
PO BOX 9130
C/O INVESTORS BANK AND TRUST CO
BOSTON MA 02117-9130
---------------------------------------------------------------- -------------------------- ---------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS R
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  118.484                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436

---------------------------------------------------------------- -------------------------- ---------------------------
                                                                     NUMBER OF SHARES       PERCENT OF THE CLASS HELD
                NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
---------------------------------------------------------------- -------------------------- ---------------------------
NORTHPOINTE SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS
---------------------------------------------------------------- -------------------------- ---------------------------
NWD INVESTMENTS                                                  118.286                    100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
---------------------------------------------------------------- -------------------------- ---------------------------
NORTHPOINTE SMALL CAP VALUE FUND
---------------------------------------------------------------- -------------------------- ---------------------------
HUDSON- WEBBER FOUNDATION                                        854392.773                 27.48%
ATTN LESLIE MALCOLMSON
333 W FORT ST STE 1310
DETROIT MI 48226
---------------------------------------------------------------- -------------------------- ---------------------------
CAPINCO                                                          386250.663                 12.43%
PO BOX 1787
C/O US BANK
MILWAUKEE WI 53201
---------------------------------------------------------------- -------------------------- ---------------------------
STRAFE & CO                                                      332937.014                 10.71%
PARK TUDOR TR
PO BOX 160
A/C 2820727510
WESTERVILLE OH 43086
---------------------------------------------------------------- -------------------------- ---------------------------
GARRETT EVANGELICAL THEOLOGICAL SEMINARY                         327803.125                 10.54%
2121 SHERIDAN RD
EVANSTON IL 60201
---------------------------------------------------------------- -------------------------- ---------------------------
US BANK TTEE                                                     231356.421                 7.44%
NEW CENTURY ALTERNATIVE STRAT PORT
PO BOX 1787
MILWAUKEE WI 53201-1787
---------------------------------------------------------------- -------------------------- ---------------------------
E*TRADE CLEARING LLC                                             199795.607                 6.43%
135 E. 57TH STREET
NEW YORK NY 10022
---------------------------------------------------------------- -------------------------- ---------------------------
COMERICA BANK                                                    191397.218                 6.16%
JACKSON COUNTY COMMUNITY FOUNDATION
411 W LAFAYETTE MC 3446
DETROIT MI 48275-3446
---------------------------------------------------------------- -------------------------- ---------------------------
NATIONAL CITY BANK                                               166544.118                 5.36%
SUSAN K FLETCHER AGY
PO BOX 94984
ATTN MF 01-40E900002
CLEVELAND OH 44101-4984
---------------------------------------------------------------- -------------------------- ---------------------------

      To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds listed above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

      Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations as of the date of this SAI, it is expected that upon commencement of the public offering, NWD or one of its affiliates will own all or substantially all of the new fund's shares, but that shortly thereafter, such ownership will decrease as sales are made to the public.

                              FINANCIAL STATEMENTS

      The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2006 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.


                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. .


                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                            STATE AND MUNICIPAL NOTES


Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.


                            FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC        Bonds are considered a high default risk.  Default is a real
and C          possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signal imminent default.

DDD, DD        Bonds are in default. Such bonds are not meeting current
and D          obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.


                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG VMIG 1      This designation denotes best quality. There is present
                strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2    This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3    This designation denotes favorable quality. All security
                elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4    This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUND CAPITAL TRUST, GARTMORE SA CAPITAL TRUST, GARTMORE MORLEY CAPITAL MANAGEMENT, INC., AND NORTHPOINTE CAPITAL, LLC

GENERAL

         The Board of Trustees of the Funds has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Each of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, Morley Capital Management, Inc., and NorthPointe Capital, LLC (hereinafter referred to collectively as "NWD"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NWD provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NWD performs for Clients. NWD's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NWD has adopted proxy voting guidelines (the "NWD Proxy Voting Guidelines") to assist NWD in making proxy voting decisions and in developing procedures for effecting those decisions. The NWD Proxy Voting Guidelines are designed to ensure that where NWD has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The NWD Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, nwdfunds.com, and the SEC's website beginning September, 2004.

HOW PROXIES ARE VOTED

         NWD has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NWD. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, NWD's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NWD in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the NWD Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NWD's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NWD, generally will result in proxy voting decisions which serve the best economic interests of Clients. NWD has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NWD on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NWD; and (ii) NWD will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

        NWD and NWD's subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NWD generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the NWD Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The NWD Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NWD (or between a Client and those of any of NWD's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

         Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting A FOREIGN PROXY outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS PROXY VOTING GUIDELINES SUMMARY


The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.   AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.


INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

o    reatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value

o    Offering period is 27 months or less, and

o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.


SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

BLACKROCK ADVISORS, LLC (BLACKROCK INVESTMENT MANAGEMENT, LLC)


PROXY VOTING POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

     When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3,
     2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.


I. Scope of Committee Responsibilities

     The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.

(7) The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).

(8) While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

     The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate. (8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict. legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

     The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

     The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

     To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

     Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

     Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

     Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

     As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal.

If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

     Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

     The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

         The Committee's general policy is to vote:


------------- ------------------------------------------------------------------
#             VOTE and DESCRIPTION
------------- ------------------------------------------------------------------
A.1           FOR nominees for director of United States companies in
              uncontested elections, except for nominees who o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business o voted to implement or renew a "dead-hand" poison pill o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years o failed to act on takeover offers where the majority of the shareholders have tendered their shares are o corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance o sit on more than six boards of public companies

------------- ------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
------------- ------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
------------- ------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
------------- -----------------------------------------------------------------
A.5           AGAINST proposals supporting cumulative voting
------------- ------------------------------------------------------------------
A.6           FOR proposals eliminating cumulative voting
------------- ------------------------------------------------------------------
A.7           FOR proposals supporting confidential voting
------------- ------------------------------------------------------------------
A.8           FOR proposals seeking election of supervisory board members
------------- ------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
------------- ------------------------------------------------------------------
A.10          AGAINST shareholder proposals for term limits for directors
------------- ------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

------------- ------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
------------- ------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
------------- ------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
------------- ------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
------------- ------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
------------- ------------------------------------------------------------------
A.17          FOR proposals to elect account inspectors
------------- ------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
------------- ------------------------------------------------------------------
A.19          FOR proposals permitting shareholder ability to nominate directors directly
------------- ------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
------------ -------------------------------------------------------------------
A.21          FOR proposals permitting shareholder ability to remove directors directly
------------- ------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
------------- ------------------------------------------------------------------

B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:


------------- ------------------------------------------------------------------
B.1 FOR approval of independent auditors, except for o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

------------- ------------------------------------------------------------------
B.2           FOR proposals seeking authorization to fix the remuneration of auditors
------------- ------------------------------------------------------------------
B.3           FOR approving internal statutory auditors
------------- ------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
------------- ------------------------------------------------------------------

C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:


------------- ------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

------------- ------------------------------------------------------------------
C.2           FOR proposals to eliminate retirement benefits for outside directors
------------- ------------------------------------------------------------------
C.3           AGAINST proposals to establish retirement benefits for outside directors
------------- ------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
------------- ------------------------------------------------------------------
C.5           AGAINST proposals to reprice stock options
------------- ------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
------------- ------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
------------- ------------------------------------------------------------------
C.8           AGAINST proposals seeking to pay outside directors only in stock
------------- ------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
------------- ------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives

------------- ------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
------------- ------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
------------- ------------------------------------------------------------------

D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:


------------- ------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
------------- ------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
------------- ------------------------------------------------------------------
D.3           FOR management proposals approving share repurchase programs
------------- ------------------------------------------------------------------
D.4           FOR management proposals to split a company's stock
------------- ------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
------------- ------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
------------- ------------------------------------------------------------------

E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills." As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:


------------- ------------------------------------------------------------------
E.1           AGAINST proposals seeking to adopt a poison pill
------------- ------------------------------------------------------------------
E.2           FOR proposals seeking to redeem a poison pill
------------- ------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

------------- ------------------------------------------------------------------
E.4           FOR management proposals to change the company's name
------------- ------------------------------------------------------------------

F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:


------------- ------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
------------- ------------------------------------------------------------------
F.2           FOR proposals designating two shareholders to keep minutes of the meeting
------------- ------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
------------- ------------------------------------------------------------------
F.4           FOR proposals approving the discharge of management and the supervisory board
------------- ------------------------------------------------------------------
F.5           FOR proposals approving the allocation of income and the dividend
------------- ------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
------------- ------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
------------- ------------------------------------------------------------------
F.8           FOR proposals appointing inspectors of elections
------------- ------------------------------------------------------------------
F.9           FOR proposals electing a chair of the meeting
------------- ------------------------------------------------------------------
F.10          FOR proposals to permit "virtual" shareholder meetings over the
              Internet
------------- ------------------------------------------------------------------
F.11          AGAINST proposals to require rotating sites for shareholder meetings
------------- ------------------------------------------------------------------

G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

     The Committee's general policy is to vote:

------------- ------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees o who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

------------- ------------------------------------------------------------------
G.2           FOR the establishment of new series or classes of shares
------------- ------------------------------------------------------------------
G.3           AGAINST proposals to change a fund's investment objective to nonfundamental
------------- ------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
------------- ------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
------------- ------------------------------------------------------------------
G.6           FOR classified boards of closed-end investment companies
------------- ------------------------------------------------------------------

H. Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:


------------- ------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
------------- ------------------------------------------------------------------
H.2           AGAINST proposals seeking to have companies provide non-required reports on:
              o    environmental liabilities; o bank lending policies;
              o    corporate political contributions or activities;
              o    alcohol advertising and efforts to discourage drinking by
                   minors;
              o    costs and risk of doing business in any individual country;
              o    involvement in nuclear defense systems
------------- ------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

------------- ------------------------------------------------------------------
H.4           AGAINST proposals seeking implementation of the CERES principles
------------- ------------------------------------------------------------------

                                Notice to Clients

     BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

GARTMORE GLOBAL PARTNERS

The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarizes GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement.

CORPORATE GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

[ ] Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

[ ]    Capital issue and repurchase should be on equal terms to all holders.

[ ] Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

[ ] Board Structure - there should be sufficient independent non-executives to balance executive management.

[ ] Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

[ ] Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

[ ] Service contracts - should not be of excessive length or used to shield executives who do not perform.

[ ] Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

[ ] Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GARTMORE'S PROCEDURES

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

          [ ] where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

          [ ] where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

          [ ] where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

                  o referring decisions to a senior manager unconnected with the day to day management of the fund concerned

                  o     using the advice of an outside body

                  o     approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

APPENDIX C - PORTFOLIO MANAGERS

                       INFORMATION AS OF DECEMBER 31, 2006

INVESTMENTS IN EACH FUND

Name of Portfolio Manager             Fund Name                                     Dollar Range of Investments in
                                                                                    Each Fund
Gartmore Mutual Funds Capital Trust, Nationwide Mutual Insurance Company, NorthPointe Capital LLC,
and Gartmore Morley Capital Management, Inc.
Christopher Baggini                   Gartmore Growth                               $10,001-50,000
                                      Gartmore U.S. Growth Leaders                  $100,001-1,000,000
                                      Gartmore U.S. Growth Leaders Long-Short
                                                                                    None
Alpha Benson                          Gartmore Tax-Free Income                      None
Mabel Brown                           Gartmore Bond Fund
Douglas Burtnick                      Gartmore Growth                               None
                                      Gartmore U.S. Growth Leaders                  None
                                      Gartmore U.S. Growth Leaders Long-Short       None
                                      Gartmore Global Financial Services            None

Peter Cahill                          Gartmore Large Cap Value                      $100,001-1,000,000
Joseph Cerniglia                      Gartmore Nationwide                           $1-10,000
Mary Champagne                        Gartmore Value Opportunities                  None
                                      NorthPointe Small Cap Value                   None
                                      Gartmore Large Cap Value                      None
Gary Davis                            Gartmore Bond Fund                            $1-10,000
William Gerlach                       Gartmore Global Natural Resources             None
                                      Gartmore Small Cap Leaders                    None
                                      Gartmore Small Cap                            None
Robert Glise                          Gartmore Mid Cap Growth                       $100,001-1,000,000
Gary Haubold                          Gartmore Nationwide                           None
                                      Gartmore Nationwide Leaders                   None
                                      Gartmore Small Cap                            None
                                      Gartmore Small Cap Leaders                    None
Gary Hunt                             Gartmore Government Bond                      None
Shane Johnston                        Gartmore Short Duration Bond                  None
                                      Gartmore Enhanced Income                      None
Karl Knas                             NorthPointe Small Cap Growth                  None
                                      Gartmore Small Cap Leaders                    None
Jason Kotik                           Gartmore Global Natural Resources             None
William H. Miller                     Gartmore Optimal Allocations Fund:  Moderate
                                      Gartmore Optimal Allocations Fund:            None
                                         Moderate Growth
                                      Gartmore Optimal Allocations Fund: Growth     None
                                      Gartmore Optimal Allocations Fund:
                                         Specialty                                  None
                                      Gartmore Optimal Allocations Fund: Defensive
                                      Gartmore Investor Destinations Aggressive
                                        Fund                                        None
                                      Gartmore Investor Destinations ModerateLY
                                          Aggressive Fund                           None
                                      Gartmore Investor Destinations Moderate
                                         Fund                                       None
                                      Gartmore Investor Destinations Moderately
                                         Conservative Fund                          None
                                      Gartmore Investor Destinations Conservative
                                         Fund                                       None




                                      213




Joseph O'Connor                       Gartmore Mid Cap Growth Leaders               None
Jeffrey Petherick                     Gartmore Value Opportunities                  None
                                      NorthPointe Small Cap Value                   None
                                      Gartmore Large Cap Value                      None
Perpetua Phillips                     Gartmore Short Duration Bond                  None
                                      Gartmore Enhanced Income                      None
Charles Purcell                       Gartmore Small Cap                            None
                                      Gartmore Small Cap Leaders                    None
Stuart Quint                          Gartmore Global Financial Services            None
Jayne Stevlingson                     Gartmore Global Technology and
                                      Communications                                None
Carl Wilk                             Gartmore Small Cap Leaders                    None
                                      Gartmore Micro Cap Equity                     $100,001-1,000,000
                                      NorthPointe Small Cap Growth                  None


Gartmore Global Partners
Charles Awdry                         Gartmore China Opportunities                  None

Brian O'Neill                         Gartmore International Growth                 None
                                      Gartmore Worldwide Leaders                    None

Christopher Palmer                    Gartmore Emerging Markets                     None

Neil Rogan                            Gartmore Worldwide Leaders                    None

Ben Walker                            Gartmore Global Utilities                     None
                                      Gartmore International Growth                 None
                                      Gartmore Worldwide Leaders                    None

BlackRock Investment Management, LLC
Debra Jelilian                        Gartmore S&P 500 Index                        None
                                      Gartmore International Index                  None
                                      Gartmore Mid Cap Market Index                 None
                                      Gartmore Small Cap Index                      None
Jeffrey Russo                         Gartmore S&P 500 Index                        None
                                      Gartmore International Index                  None
                                      Gartmore Mid Cap Market Index                 None
                                      Gartmore Small Cap Index                      None
Scott Amero                           Gartmore Bond Index Fund                      None
Keith Anderson                        Gartmore Bond Index Fund                      None
Matthew Mara                          Gartmore Bond Index Fund                      None
Andrew J. Phillips                    Gartmore Bond Index Fund                      None



DESCRIPTION OF COMPENSATION STRUCTURE


GARTMORE MUTUAL FUNDS CAPITAL TRUST, NATIONWIDE MUTUAL INSURANCE COMPANY, NORTHPOINTE CAPITAL, LLC, AND MORLEY CAPITAL MANAGEMENT, INC. (COLLECTIVELY, "NWD INVESTMENTS"):

NWD Investments uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that NWD Investments believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NWD Investments or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NWD Investments uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NWD Investments' Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also may be awarded unregistered restricted equity interests in a related NWD Investments entity that typically vest over time and are designed to create incentives to retain key talent and, they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NWD Investments' ultimate parent company. Such plan affords participating United States-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NWD Investments employees.

BLACKROCK INVESTMENT MANAGEMENT, LLC

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock common stock.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products.

Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans--The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. The group of BlackRock officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

GARTMORE GLOBAL PARTNERS

As well as receiving a fixed salary, GGP employees can also receive an annual bonus, according to individual performance - this forms a significant part of the remuneration package. The performance of each of GGP's associates is measured against pre-agreed measures that reflect the nature of the individual's role.

A portfolio manager's measures include:

     o their funds' performance over one and three years when compared to the clients' benchmark

     o    the extent to which they deviate from their funds' risk parameters

A research analyst's measures include:

     o the performance of their stock picks, using a sector neutral model, against the sector index

     o their ability to rationalise and communicate stock selections to portfolio managers

All aspects of remuneration are benchmarked against independent market data, the market being defined by the businesses and industry sectors in which we compete for high-quality associates.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
--------------------------------------------------------------------------------------------------------------- -----
GARTMORE MUTUAL FUNDS CAPITAL TRUST, NATIONWIDE MUTUAL INSURANCE COMPANY, NORTHPOINTE CAPITAL LLC, GARTMORE
MORLEY CAPITAL MANAGEMENT, INC. AND NWD MANAGEMENT & RESEARCH TRUST
------------------------------------------------- -------------------------------------------------------------------
Christopher Baggini                               Mutual Funds: 5 accounts, $688,213,834 total assets (2 accounts,
                                                  $185,484,717 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $181,836,394  total assets (3 accounts,
                                                  79,695,609 total assets for which the advisory fee is based on performance)
                                                  Other Accounts:  1 account, $13,233,494 total assets
------------------------------------------------- -------------------------------------------------------------------
Alpha Benson                                      Mutual Funds: 1 account, $156,715,108 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 1 account, $7,777,997,986 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Mabel Brown                                       Mutual Funds: 1 account, $96,434,484 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 3 accounts, $1,188,000,000 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Douglas Burtnick                                  Mutual Funds:  9 accounts, $861,351,732 total assets (6 accounts,
                                                  $358,622,615 for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $181,836,394 total assets (3 accounts,
                                                  $79,695,609 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 1 account, $13,233,494 total assets
------------------------------------------------- -------------------------------------------------------------------
Peter Cahill                                      Mutual Funds: 1 account, $33,417,360 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 3 accounts, $30,355,899 total assets
------------------------------------------------- -------------------------------------------------------------------
Joseph Cerniglia                                  Mutual Funds: 5 accounts, $461,070,089 total assets (Other Pooled
                                                  Investment
                                                  Vehicles: 5 accounts, $2,846,752,535  total assets
                                                  Other Accounts:  1 account, $480,000 total assets
------------------------------------------------- -------------------------------------------------------------------
Mary Champagne                                    Mutual Funds: 2 accounts, $49,502,074 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 1 account, $23,064,278 total assets
                                                  Other Accounts: 18 accounts, $865,220,005 total assets
------------------------------------------------- -------------------------------------------------------------------
Gary Davis                                        Mutual Funds: 1 account, $96,434,484 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $1,200,000,000 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
William Gerlach                                   Mutual Funds: 6 accounts, $2,886,706,636 total assets (1 account,
                                                  $50,200,922 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 4 accounts, $252,834,373 total assets
------------------------------------------------- -------------------------------------------------------------------
Robert Glise                                      Mutual Funds: 2 accounts, $351,378,322 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 15 accounts, $448,880,414 total assets
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
Gary Haubold                                      Mutual Funds:  10 accounts, $4,925,108,635 total assets (2 accounts, $52,239,433 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles:  3 accounts, $81,763,580 total assets
                                                  Other Accounts: 9 accounts, $2,848,862,535 total assets
------------------------------------------------- -------------------------------------------------------------------
Gary Hunt                                         Mutual Funds: 3 accounts, $1,521,370,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 account, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Shane Johnston                                    Mutual Funds: 2 accounts, $490,291,653 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $610,946,491 total assets
                                                  Other Accounts: 5 accounts, $874,815,901 total assets
------------------------------------------------- -------------------------------------------------------------------
Karl Knas                                         Mutual Funds: 2 accounts, $87,044,498 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 3 accounts, $48,198,969 total assets
                                                  Other Accounts: 42 accounts, $1,026,606,506 total assets
------------------------------------------------- -------------------------------------------------------------------
Jason Kotik                                       Mutual Funds: 1 account, $50,200,922 total assets (advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
William Miller                                    Mutual Funds:  14 accounts, $10,750,649,059 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts:  11 accounts, $2,581,752,411 total assets
------------------------------------------------- -------------------------------------------------------------------
Joseph O'Connor                                   Mutual Funds:  1 account, $36,794,623 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts: 29 accounts, $20,808,693 total assets
------------------------------------------------- -------------------------------------------------------------------
Jeffrey Petherick                                 Mutual Funds: 2 accounts, $49,502,074 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 1 account, $23,064,278 total assets
                                                  Other Accounts: 18 accounts, $865,220,005 total assets
------------------------------------------------- -------------------------------------------------------------------
Perpetua Phillips                                 Mutual Funds: 8 accounts, $490,291,653 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $4,198,738,328 total assets
                                                  Other Accounts: 3 accounts, $1,450,303,970 total assets
------------------------------------------------- -------------------------------------------------------------------
Charles Purcell                                   Mutual Funds:  5 accounts, $1,099,912,348 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts:  4 accounts, $252,599,861 total assets
------------------------------------------------- -------------------------------------------------------------------
Stuart Quint                                      Mutual Funds: 2 accounts, $85,111,751 total assets (both
                                                  accounts for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Jayne Stevlingson                                 Mutual Funds: 3 accounts, $70,722,972 total assets (2 accounts,
                                                  $65,042,850 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: 2 accounts, $182,238,997 total assets
                                                  Other accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Carl Wilk                                         Mutual Funds: 3 accounts, $194,748,079 total assets
                                                  Other Pooled Investment Vehicles: 3 accounts, $481,989,969 total assets
                                                  Other Accounts: 3 accounts, $766,325,791 total assets
------------------------------------------------- -------------------------------------------------------------------

BLACKROCK INVESTMENT MANAGEMENT, LLC

------------------------------------------------- -------------------------------------------------------------------
Scott Amero                                       Mutual Funds:  41 accounts, $31,400,000,000 total assets
                                                  Other Pooled Investment Vehicles: 31 accounts, $7,800,000,000 total assets (4 accounts, $1,600,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 281 accounts, $94,100,000,000 total assets (24 accounts, $7,800,000,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Keith Anderson                                    Mutual Funds:  25 accounts, $18,400,000,000 total assets
                                                  Other Pooled Investment Vehicles:  5 Accounts, $2,200,000,000
                                                  total assets (3 accounts, $2,100,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 252 accounts, $92,300,000,000 total assets (19 accounts, $6,900,000,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Debra Jelilian                                    Mutual Funds: 16 accounts, $8,473,926,988 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 16 accounts, $12,341,383,765 total assets
                                                  Other Accounts: 26 accounts, $41,270,850,974 total assets
------------------------------------------------- -------------------------------------------------------------------
Matthew Marra                                     Mutual Funds:  38 accounts, $22,200,000,000 total assets.
                                                  Other Pooled Investment Vehicles:  7 accounts, $1,400,000,000 total assets (3 accounts, $1,300,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts:  324 accounts, $107,700,000,000 total assets (24 accounts, $8,100,000,000 total assets for which the advisory fee is based on performance
------------------------------------------------- -------------------------------------------------------------------
Andrew J. Phillips                                Mutual Funds:  35 accounts, $21,900,000,000 total assets
                                                  Other Pooled Investment Vehicles:  10 accounts, $3,800,000,000 total assets (3 accounts, $1,400,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 330 accounts, $121,000,000,000 total assets (20 accounts, $7,200,000,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Jeffrey Russo                                     Mutual Funds: 11 accounts, $7,638,108,394 total assets (3
                                                  accounts, $170,052,193 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 27 accounts, $15,678,432,442 total assets (3 accounts,
                                                  $1,339,668,758 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 36 accounts, $48,702,276,460 total assets (2 accounts, $3,535,355,086 for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
GARTMORE GLOBAL PARTNERS
------------------------------------------------- -------------------------------------------------------------------
Charles Awdry                                     Mutual Funds: 1 account, $42,342,056 total assets (advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0  total assets
                                                  Other Accounts:  0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
Brian O'Neill                                     Mutual Funds: 2 accounts, $160,552,396 total assets (both for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 3 accounts, $504,586,004 total assets
                                                  Other Accounts: 2 accounts, $59,661,940 total assets
------------------------------------------------- -------------------------------------------------------------------
Christopher Palmer                                Mutual Funds: 4 accounts, $948,314,456 total assets (3 accounts,
                                                  $761,179,600 total assets for which the advisory fee is based on performance) Other Pooled
                                                  Investment
                                                  Vehicles: 4 accounts, $1,616,375,849 total assets
                                                  Other Accounts:  7 accounts, $687,185,402 total assets
------------------------------------------------- -------------------------------------------------------------------
Neil Rogan                                        Mutual Funds: 2 accounts, $101,871,927 total assets (both for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $658,849,500 total assets
                                                  Other Accounts:  3 accounts, $443,477,999 total assets (2
                                                  accounts, $297,297,497 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Ben Walker                                        Mutual Funds: 4 accounts, $254,656,995 total assets (all for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 1 account, $69,919,465 total assets
                                                  Other Accounts:  3 accounts, $331,246,175 total assets (2
                                                  accounts, $297,297,497 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

GARTMORE MUTUAL FUNDS CAPITAL TRUST, NATIONWIDE MUTUAL INSURANCE COMPANY, NORTHPOINTE CAPITAL LLC, AND GARTMORE MORLEY CAPITAL MANAGEMENT, INC. (COLLECTIVELY, "NWD INVESTMENTS"):

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NWD Investments or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

BLACKROCK INVESTMENT MANAGEMENT, LLC

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by BlackRock and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of BlackRock and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock to be equitable to each. BlackRock will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of BlackRock and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

GARTMORE GLOBAL PARTNERS (GGP)

GGP's place within the Financial Services Industry places an obligation on our Portfolio Constructors to demonstrate their independence of mind when advising or exercising discretion and on Dealers when executing bargains on behalf of our clients. If pressures or material interests are allowed to influence such decisions, the clients' best interests cannot be served. Portfolio Constructors and Dealers are bound by GGP's Chinese Walls policy. All GGP staff are expected to observe this policy. A sufficiently knowledgeable and appropriately classified client can agree to GGP running with a conflict of interest only if the client agreement contains a full account of likely conflict situations.

When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client's best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgement: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance. If a Portfolio Constructor relays advice which comes from outside GGP to his client, the client should be in no doubt of the Portfolio Constructor's opinion on this advice. If a Portfolio Constructor cannot satisfy these requirements, Compliance should be asked whether the client agreement needs to be changed. All conflicts of interest should be explained to the clients affected and a file note should be available, together with their written agreement.

The following controls are in place:

     |_|  The Chinese Walls Policy (management of confidential information)

     |_| The use of risk assessment when negotiating and drafting client agreements

     |_| The monitoring activities undertaken by Compliance, Risk, and Internal Audit.

     |_|  The Code of Ethics and Personal Account Dealing Rules.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2007

                              GARTMORE MUTUAL FUNDS

Gartmore Small Cap Core Fund
Gartmore Market Neutral Fund

      Gartmore Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end management investment company consisting of 49 series as of the date hereof. This Statement of Additional Information ("SAI") relates to two series of the Trust referenced above (each, a "Fund" and collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated February 28, 2007 ("Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

      Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Gartmore Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

      As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information and History.............................................   1
Additional Information on Portfolio Instruments and Investment Policies.....   1
Description of Portfolio Instruments and Investment Policies................   4
Investment Restrictions.....................................................  27
Trustees and Officers of the Trust..........................................  31
Investment Advisory and Other Services......................................  40
Brokerage Allocation........................................................  47
Purchases, Redemptions and Pricing of Shares................................  49
Systematic Investment Strategies............................................  50
Investor Privileges.........................................................  51
Investor Services...........................................................  53
Performance Advertising.....................................................  54
Additional Information......................................................  54
Additional General Tax Information..........................................  55
Major Shareholders..........................................................  61
Financial Statements........................................................  64
Appendix A - Debt Ratings................................................... A-1
Appendix B - Proxy Voting Guidelines Summaries.............................. B-1
Appendix C - Portfolio Managers  ........................................... C-1

                         GENERAL INFORMATION AND HISTORY

      Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated February 28, 2005. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 49 separate series, each with its own investment objective. Each Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

      The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

      Please review the discussion in the Prospectus for further information regarding the investment objectives and policies of each Fund.

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                                                     Gartmore
                                                     Small     Gartmore
                                                     Cap       Market
         Type of Investment or Technique             Core      Neutral
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U.S. common stocks                                    Y          Y
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Preferred stocks                                      Y          Y
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Small company stocks                                  Y          Y
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Special situation companies                           Y          Y
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Illiquid securities                                   Y          Y
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Restricted securities                                 Y          Y
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When-issued / delayed-delivery securities             Y          Y
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Investment companies                                  Y          Y
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Real estate investment trusts (REITS)                 Y          Y
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Securities of foreign issuers                         Y          Y
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Depositary receipts                                   Y          Y
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Securities from developing countries/emerging         Y          Y
markets
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Convertible securities                                Y          Y
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Long-term debt                                                   Y
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Long-term debt when originally issued but with
397 days or less remaining to maturity
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Short-term debt                                       Y          Y
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Floating and variable rate securities                 Y          Y
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Zero coupon securities                                           Y
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Pay-in-kind bonds
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Deferred payment securities
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Non-investment grade debt                                        Y
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Loan participations and assignments                   Y          Y
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Sovereign debt (foreign) (denominated in U.S. $)      Y          Y
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Foreign commercial paper (denominated in U.S. $)
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Duration
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U.S. government securities                            Y          Y
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Money market instruments                              Y          Y
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                                                   Gartmore    Gartmore
                                                   Small       Market
        Type of Investment or Technique            Cap Core    Neutral
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Mortgage-backed securities
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Stripped mortgage securities
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Collateralized mortgage obligations
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Mortgage dollar rolls
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Asset-backed securities
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Bank and/or Savings and Loan obligations             Y           Y
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Repurchase agreements                                Y           Y
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Derivatives                                          Y           Y
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Reverse repurchase agreements                        Y           Y
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Warrants                                             Y           Y
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Futures                                              Y           Y
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Options                                              Y           Y
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Foreign currencies                                   Y           Y
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Forward currency contracts                           Y           Y
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Borrowing money                                      Y           Y
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Lending portfolio securities                         Y           Y
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Investment of securities lending collateral          Y           Y
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Short sales                                          Y           Y
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Participation Interests
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Swap Agreements                                      Y           Y
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Credit Default Swaps                                 Y           Y
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Wrap Contracts
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Indexed securities                                   Y           Y
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Strip Bonds
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Put Bonds
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Private Activity and Industrial Development
Bonds
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Custodial Receipts
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Nationwide Contract
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Extendable Commercial Notes
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Standby Commitment Agreements
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Municipal Securities
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Equity Linked Notes
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Exchange Traded Funds                                Y           Y
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          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Debt Obligations

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate-term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser will consider such events in its determination of whether a Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      Medium-Quality Securities. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      Lower-Quality (High-Risk) Securities. Non-investment grade debt or lower-quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

      Liquidity and Valuation. The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

- U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

      -     The Federal Housing Administration and the Farmers Home
            Administration;

      - The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

      - The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

      - The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

      - The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Funds take into account as income a portion of the difference between the principal portion of a STRIPS' purchase price and its face value.

      Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Funds' adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      Foreign Sovereign Debt. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that the Funds invest in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      Credit Default Swaps. Each Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Money Market Instruments

      Money market instruments may include the following types of instruments:

      -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

      -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

      -- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

      -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

      -- repurchase agreements;

      -- bank or savings and loan obligations;

      -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      -- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Funds will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

      -- high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Fund's adviser;

      -- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

      -- unrated short term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.

Floating and Variable Rate Instruments

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by the Funds may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Fund's adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      Each Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

Zero Coupon Securities (Gartmore Market Neutral Fund)

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.

      Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

Loan Participations and Assignments

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser to be creditworthy. When a Fund purchases Assignments from lenders, the

Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Reverse Repurchase Agreements

      The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund's adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Small Company and Emerging Growth Stocks

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Funds' adviser believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Funds may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Foreign Securities

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by the Funds, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depositary Receipts. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      The Funds may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

Bank Obligations

      Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Underling Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

When-Issued Securities and Delayed-Delivery Transactions

      When securities are purchased by a Fund on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Fund's adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Indexed Securities

      Each Fund may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Lending Portfolio Securities

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Funds consider collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

            Investment of Securities Lending Collateral . The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

            Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or provides for a minimum guaranteed rate of return to the investor.

            Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Real Estate Investment Trusts

      Although the Funds will not invest in real estate directly, the Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code of 1986, as amended (the "Code").

Convertible Securities

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the

Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

      The Gartmore Market Neutral Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" above.

Warrants

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stock

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Short Selling of Securities

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser to predict correctly whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      Each Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

Restricted, Non-Publicly Traded and Illiquid Securities

      Each Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      The Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The Funds' adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Borrowing

      The Funds may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Funds may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing, unless the Fund covers its exposure by segregating or earmarking liquid assets.

Derivative Instruments

      The Funds' adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon the Funds' adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Funds' adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For the Funds" below.

      Options. Each Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Funds may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      Each Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads ( i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

      Futures Contracts. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Funds' adviser believes it is more advantageous to a Fund than purchasing the futures contract.

      To the extent required by regulatory authorities, the Funds will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      The Funds will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, an "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. Each Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the it had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency) or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability of the Fund's adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      The Fund will enter swap agreements only with counterparties that the Fund's adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, each Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Funds retain the portfolio security and engage in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Funds' investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Funds against price decline if the issuer's creditworthiness deteriorates. Because the value of the Funds' investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Funds' investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, each Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and thereby will offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired is denominated is projected, thereby potentially increasing the cost of the securities, the Funds may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      Each Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Securities of Investment Companies

      To the extent permitted by the 1940 Act, each Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Each Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

      SPDRs and other Exchange Traded Funds. Each Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's ("S&P") Index such as the S&P 500 Index. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      ETFs, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

Temporary Investments

      Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

Portfolio Turnover

      The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Funds. For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the portfolio turnover rate for each Fund was 0%.

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

      o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      o May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

      o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

      o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

      o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

      o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

      o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

            Each Fund may not:

            o purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

            o purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

            o purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

            The Gartmore Small Cap Core Fund may not:

            o pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33-1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement. However, should a change in NAV or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

INTERNAL REVENUE CODE RESTRICTIONS

      In addition to the investment restrictions above, each Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

      The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

            The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriter or affiliated persons of the Funds' investment advisers or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

      The policies and procedures are applicable to the Funds' respective investment advisers and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment advisers, any subadviser, and their agents are obligated to:

      o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

      o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

      o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

      Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

      Exceptions to the portfolio holdings release policy described above can only be authorized by the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

      o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

      o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

      o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

      Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

      o     Data consolidators (including ratings agencies);

      o     Fund rating/ranking services and other data providers; and

      o     Service providers to the Funds.

            The Funds' investment advisers conduct periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust.

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
                                                                          Number of
                            Position(s)                                 Portfolios in
                             Held with                                      Fund
                             Fund and                                      Complex
   Name, Address, and     Length of Time     Principal Occupation(s)     Overseen by   Other Directorships
      Year of Birth           Served*          During Past 5 Years         Trustee      Held by Trustee**
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       89                None
                             July 2000    Executive Officer and
c/o NWD Investment                        President of Graimark Realty
Management, Inc.                          Advisors, Inc. (real estate
                                          development, investment and
1200 River Road,                          asset management).
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley was Vice          89       Director of Dentsply
                             July 2000    President and General                       International, Inc.
c/o NWD Investment                        Manager Sappi Fine Paper                    (dental products),
Management, Inc.                          North America from April                    Ultralife Batteries,
1200 River Road,                          2000 through December 2003.                 Inc., Albany
Suite 1000,                                                                           International Corp.
Conshohocken, PA 19428                                                                (paper industry),
                                                                                      Terex Corporation
1947                                                                                  (construction
                                                                                      equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         89                None
                               1990       Otterbein College.
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
                                                                          Number of
                            Position(s)                                 Portfolios in
                             Held with                                      Fund
                             Fund and                                      Complex
   Name, Address, and     Length of Time     Principal Occupation(s)     Overseen by   Other Directorships
      Year of Birth           Served*          During Past 5 Years         Trustee      Held by Trustee**
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        89                None
                           December 2004  Mitchell Madison, a
c/o NWD Investment                        management consulting
Management, Inc.                          company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          formerly Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           89                None
                             July 2000
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               89                None
                           December 2004  Chairman of the Board of
c/o NWD Investment                        Directors of KICAP Network
Management, Inc.                          Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================

==============================================================================================================
           (1)                  (2)                     (3)                   (4)               (5)
==============================================================================================================
                                                                           Number of
                            Position(s)                                  Portfolios in
                             Held with                                       Fund
                             Fund and                                       Complex
  Name, Address, and      Length of Time      Principal Occupation(s)     Overseen by   Other Directorships
     Year of Birth            Served*           During Past 5 Years         Trustee      Held by Trustee**
==============================================================================================================
Douglas F. Kridler        Trustee since    Mr. Kridler has served as          89                None
                          September 1997   the President and Chief
c/o NWD Investment                         Executive Officer of the
Management, Inc.                           Columbus Foundation, (a
1200 River Road,                           Columbus, OH-based
Suite 1000,                                foundation which manages
Conshohocken, PA 19428                     over 1,300 individual
                                           endowment funds) since
1955                                       February 2002. Prior to
                                           January 31, 2002, Mr.
                                           Kridler was the President of
                                           the Columbus Association for
                                           the Performing Arts and
                                           Chairman of the Greater
                                           Columbus Convention and
                                           Visitors Bureau.
==============================================================================================================
Michael D. McCarthy        Trustee since   Retired. Mr. McCarthy was          89                None
                           December 2004   Chairman of VMAC (Commodity
c/o NWD Investment                         Swaps) from October 2002
Management, Inc.                           until January 2007, and  a
1200 River Road,                           partner of Pineville
Suite 1000,                                Properties LLC (a commercial
Conshohocken, PA 19428                     real estate development
                                           firm) from September 2000
1947                                       until January 2007.
==============================================================================================================
David C. Wetmore           Trustee since   Retired.                           89                None
                               1995
c/o NWD Investment         and Chairman
Management, Inc.          since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948
==============================================================================================================

*     Length of time served includes time served with the Trust's predecessors

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Trustees who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds

=================================================================================================================
            (1)                  (2)                      (3)                     (4)                (5)
=================================================================================================================
                             Position(s)                                       Number of
                              Held with                                      Portfolios in
                               Fund and                                          Fund
                              Length of                                         Complex
   Name, Address, and            Time           Principal Occupation(s)       Overseen by    Other Directorships
     Year of Birth            Served(1)           During Past 5 Years           Trustee       Held by Trustee(3)
=================================================================================================================
Arden L. Shisler            Trustee since   Retired; Mr. Shisler is the           89        Director of
                            February 2000   former President and Chief                      Nationwide Financial
NWD Investment Management,                  Executive Officer of KeB                        Services, Inc. (2)
Inc.                                        Transport, Inc., a trucking
1200 River Road,                            firm (2000 through 2002). He
Suite 1000,                                 served as a consultant to KeB
Conshohocken, PA 19428                      from January 2003 through
                                            December 2004. Since 1992, Mr.
1941                                        Shisler has also been Chairman
                                            of the Board for Nationwide
                                            Mutual Insurance Company(2).

=================================================================================================================

=================================================================================================================
            (1)                  (2)                      (3)                     (4)                (5)
=================================================================================================================
                             Position(s)                                       Number of
                              Held with                                      Portfolios in
                               Fund and                                          Fund
                              Length of                                         Complex
   Name, Address, and            Time           Principal Occupation(s)       Overseen by    Other Directorships
     Year of Birth            Served(1)           During Past 5 Years           Trustee       Held by Trustee(3)
=================================================================================================================
John H. Grady               President and   Mr. Grady is President and            89                None
                                Chief       Chief Executive Officer of NWD
NWD Investment                Executive     Investment Group, the asset
Management, Inc.               Officer      management operations of
1200 River Road,                since       Nationwide Mutual Insurance
Suite 1000,                 December 2006   Company, which includes
Conshohocken, PA 19428                      Gartmore Mutual Fund Capital
                                            Trust, (2) Gartmore Morley
                                            Capital Management, Inc.,
                                            (2)NorthPointe Capital LLC,
1961                                        (2) Gartmore SA Capital Trust,
                                            (2) Gartmore Investor
                                            Services, Inc. (2) and
                                            Gartmore Distribution
                                            Services, Inc. 2 From March
                                            2004 until March 2006, Mr.
                                            Grady was Chief Executive
                                            Officer of Constellation
                                            Investment Management Co., L.P
                                            (registered investment
                                            adviser), and President and
                                            Chief Executive Officer of
                                            Constellation Funds Group
                                            (registered investment
                                            companies). He also was
                                            President of Constellation
                                            Investment Distribution Co.,
                                            Inc. (registered
                                            broker-dealer) from March 2004
                                            until June 2006. From February
                                            2001 until February 2004, Mr.
                                            Grady was Chief Operating and
                                            Chief Legal Officer; Managing
                                            Director, Mutual Funds Group,
                                            Turner Investment Partners,
                                            Inc. (registered investment
                                            adviser); Executive Vice
                                            President of Turner Funds and
                                            Turner Institutional
                                            Portfolios (registered
                                            investment companies); and
                                            President, Turner Investment
                                            Distributors, Inc. (registered
                                            broker-dealer).
=================================================================================================================

=================================================================================================================
            (1)                  (2)                      (3)                     (4)                (5)
=================================================================================================================
                             Position(s)                                       Number of
                              Held with                                      Portfolios in
                               Fund and                                          Fund
                              Length of                                         Complex
   Name, Address, and            Time           Principal Occupation(s)       Overseen by    Other Directorships
     Year of Birth            Served(1)           During Past 5 Years           Trustee       Held by Trustee(3)
=================================================================================================================
=================================================================================================================
Gerald J. Holland             Treasurer     Mr. Holland is Senior Vice            N/A               None
                             since March    President - Operations for NWD
NWD Investment                   2001       Investment Management, Inc.
Management, Inc.                            ("NWD")(2).
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1951

=================================================================================================================
Michael A. Krulikowski          Chief       Since November 1999, Mr.              N/A               None
                              Compliance    Krulikowski has served as a
NWD Investment              Officer since   Vice President and Chief
Management, Inc.               June 2004    Compliance Officer of NWD.(3)
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1959

=================================================================================================================
Eric E. Miller               Secretary      Mr. Miller is Senior Vice            N/A               None
                               since        President, General Counsel,
NWD Investment             December 2002    and Assistant Secretary for
Management, Inc.                            NWD (3).
1200 River Road
Suite 1000,
Conshohocken, PA 19428

1953
=================================================================================================================

(1)   Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

      The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such Code of Ethics; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairperson), Ms. Jacobs and Mr. Wetmore.

      The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and
(d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the Proxy Voting Guidelines, Policies and Procedures of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (9) annual review and make recommendations to the Board regarding the Board's Statements of Policies Regarding the Enhanced Fund Governance and Oversight By, the Enhanced Independence of, & the Enhanced Effectiveness of the Board of Trustees; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn:
Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF GARTMORE MUTUAL FUNDS AS OF DECEMBER 31, 2006

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES AND/OR SHARES IN ALL
                                         DOLLAR RANGE OF EQUITY             REGISTERED INVESTMENT COMPANIES
                                     SECURITIES AND/OR SHARES IN THE       OVERSEEN BY TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE                             FUNDS                          INVESTMENT COMPANIES
Charles E. Allen                                  None                             $10,001-$50,000
Paula H.J.  Cholmondeley                          None                             $50,001-$100,000
C. Brent DeVore                                   None                             Over $100,000
Phyllis Kay Dryden                                None                             $10,001-$50,000
Barbara L. Hennigar                               None                             $10,001-$50,000
Barbara I. Jacobs                                 None                             $50,001-$100,000
Douglas F. Kridler                                None                             Over $100,000
Michael D. McCarthy                               None                             Over $100,000
David C. Wetmore                                  None                             Over $100,000
Arden L. Shisler                                  None                             Over $100,000

OWNERSHIP IN THE TRUST'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2006

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.

                                  NAME OF
                                 OWNERS AND
                               RELATIONSHIPS         NAME OF       TITLE OF CLASS OF      VALUE OF          PERCENT OF
  NAME OF TRUSTEE               TO TRUSTEE           COMPANY           SECURITY          SECURITIES            CLASS
Charles E. Allen                    N/A                N/A                N/A               None                N/A
Paula H.J.                          N/A                N/A                N/A               None                N/A
Cholmondeley C. Brent DeVore        N/A                N/A                N/A               None                N/A
Phyllis Kay Dryden                  N/A                N/A                N/A               None                N/A
Barbara L. Hennigar                 N/A                N/A                N/A               None                N/A
Barbara I. Jacobs                   N/A                N/A                N/A               None                N/A
Douglas F. Kridler                  N/A                N/A                N/A               None                N/A
Michael D. McCarthy                 N/A                N/A                N/A               None                N/A
David C. Wetmore                    N/A                N/A                N/A               None                N/A

(1) Investment advisers for all of the Trust's funds include Gartmore Mutual Fund Capital Trust and Gartmore Morley Capital Management, Inc.

(2) Subadvisers for other funds not in this SAI include Gartmore Global Partners and NorthPointe Capital, LLC, and BlackRock Investment Management, LLC (formerly known as Fund Asset Management, L.P.)

(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls the Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2006. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2006. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                                  Pension
                                                Retirement
                             Aggregate       Benefits Accrued     Estimated Annual
                            Compensation     as Part of Trust      Benefits Upon        Total Compensation from
    Name of Trustee        from the Trust        Expenses            Retirement            the Fund Complex*
====================================================================================================================
Charles E. Allen              $65,375               $0                   $0                     $131,000
====================================================================================================================
Paula H.J. Cholmondeley       $62,875               $0                   $0                     $126,000
====================================================================================================================
C. Brent DeVore               $57,125               $0                   $0                     $114,250
====================================================================================================================
Phyllis Kay Dryden            $64,000               $0                   $0                     $128,000
====================================================================================================================
Barbara L. Hennigar           $57,125               $0                   $0                     $114,250
====================================================================================================================
Barbara I. Jacobs             $67,375               $0                   $0                     $133,750
====================================================================================================================
Douglas F. Kridler            $56,125               $0                   $0                     $112,250
====================================================================================================================

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                                  Pension
                                                Retirement
                             Aggregate       Benefits Accrued     Estimated Annual
                            Compensation     as Part of Trust      Benefits Upon        Total Compensation from
    Name of Trustee        from the Trust        Expenses            Retirement            the Fund Complex*
====================================================================================================================

Michael D. McCarthy           $52,625               $0                   $0                     $106,250
====================================================================================================================
Arden L. Shisler              $46,750               $0                   $0                     $ 93,500
====================================================================================================================
David C. Wetmore              $86,125               $0                   $0                     $172,500
====================================================================================================================

* On October 31, 2006 the Fund Complex included two trusts comprised of 89 investment company funds or series.

Code Of Ethics

      Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

      The Trust pays the compensation of the Trustees who are not employees of NWD Investment Management, Inc. ("NWDIMI"), or its affiliates, and all expenses (other than those assumed by the adviser), including governmental fees, interest charges, taxes and membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. Gartmore Mutual Fund Capital Trust ("GMFCT" or "the Adviser") may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Advisers

      Under an Investment Advisory Agreement with the Trust, GMFCT manages the Funds in accordance with the policies and procedures established by the Trustees. GMFCT manages the day-to day investments of the Funds. GMFCT pays the compensation of the officers of the Trust employed by GMFCT and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NWDIMI and its affiliates. GMFCT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMFCT pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

      The Investment Advisory Agreement also specifically provides that GMFCT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMFCT may render similar services to others.

      GMFCT, located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is a wholly-owned subsidiary of NWD Investment Management, Inc., a holding company which is an indirect, wholly-owned subsidiary of NWD Management & Research Trust ("NWD MRT"), also located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. NWD MRT, which is a registered investment adviser, is a wholly-owned subsidiary of Nationwide Corporation ("Nationwide Corp."). All of the common stock of Nationwide Corp. is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      On February 2, 2007, Nationwide Corp. entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to each series of the Trust ("Funds") identified below, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds' respective shareholders and will take effect upon the sale of GMFCT to NFS, which is anticipated to close during the second quarter of 2007.

      As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

      For services provided under the Investment Advisory Agreement, GMFCT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                      ASSETS                                INVESTMENT ADVISORY FEE
Gartmore Small Cap Core Fund              $0 up to $500 million                 0.85%
                                          $500 million up to $2 billion         0.75%
                                          $2 billion and more                   0.70%

Gartmore Market Neutral Fund              All                                   1.25%

Limitation Of Fund Expenses

Gartmore Mutual Fund Capital Trust

      In the interest of limiting the expenses of the Funds, GMFCT may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds. In this regard, GMFCT has entered into expense limitation agreements with the Trust on behalf of the Funds ("Expense Limitation Agreements"). Pursuant to the

Expense Limitation Agreement, GMFCT has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

      GMFCT may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMFCT pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMFCT is not permitted.

      Until at least February 28, 2008, GMFCT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses for each Fund in order to limit total annual fund operating, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses for the Funds as follows"

o Gartmore Small Cap Core Fund to 1.25% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares.

o Gartmore Market Neutral Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares.

Investment Advisory Fees

      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GMFCT earned the following fees for investment advisory services:

                                                     2006
                                                     ----
Fund                                   Fees Earned(1)      Fees Reimbursed
----                                   --------------      ---------------

Gartmore Small Cap Core Fund(2)        $0                  $4,711
Gartmore Market Neutral Fund(2)        $1,294              $4,379

(1)   Fees net of reimbursement.

Multi-Manager Structure

      The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

      Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

      Gartmore Distribution Services, Inc. ("GDSI" or the "Distributor")) serves as underwriter for the Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement amended as of February 28, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to the Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. Until September 30, 2002, Nationwide Securities, Inc. ("NSI") served as the Trust's underwriter. GDSI is a wholly-owned subsidiary of Nationwide Asset Management, Inc. ("NAMI"), a Delaware holding company. NAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by NWDIMI, a Delaware holding company. NWDIMI is a wholly owned, indirect subsidiary of NWD MRT. The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

      GMFCT
      NWD MRT
      Gartmore SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Michael A. Krulikowski
      Gerald J. Holland
      Eric E. Miller

      In its capacity as Distributor, GDSI solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of the Funds' shares.

      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GDSI received the following commissions from the sale of shares of the Funds:

-------------------------------------------------------------
                                                             |
                                                             -------------------
                                                                 Year ended
            Funds                                             October 31, 2006
            -----                                             ----------------
--------------------------------------------------------------------------------
Gartmore Small Cap Core Fund(1)                                      $0
--------------------------------------------------------------------------------
Gartmore Market Neutral Fund(1)                                      $0
--------------------------------------------------------------------------------

      GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GDSI received the following amounts from such sales charges:

-------------------------------------------------------------
                                                             |
                                                             -------------------
                                                                 Year ended
            Funds                                             October 31, 2006
            -----                                             ----------------
--------------------------------------------------------------------------------
Gartmore Small Cap Core Fund(1)                                       $0
--------------------------------------------------------------------------------
Gartmore Market Neutral Fund(1)                                       $0
--------------------------------------------------------------------------------

Distribution Plan

      The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate GDSI, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                       AMOUNT                                                FUND
                       ------                                                ----
0.25% of the average daily net assets of the Fund's Class      Gartmore Small Cap Core Fund
A shares (distribution or services fee).                       Gartmore Market Neutral Fund

1.00% of the average daily net assets of the Fund's Class      Gartmore Small Cap Core Fund
B shares (0.25% services fee).                                 Gartmore Market Neutral Fund

1.00% of the average daily net assets of the Fund's Class      Gartmore Small Cap Core Fund
C shares (0.25% services fee).                                 Gartmore Market Neutral Fund

0.50% of the average daily net assets of the Fund's Class      Gartmore Small Cap Core Fund
R shares (0.25% of which may be either a distribution or       Gartmore Market Neutral Fund
services fee).

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Funds must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

      GDSI has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GDSI earned the distribution fees under the Plan as shown in the following table.

-------------------------------------------------------------------------------------------------------------
Fund                                 Class A               Class B            Class C           Class R
-------------------------------------------------------------------------------------------------------------
Gartmore Small Cap Core Fund         $0                    $1                 $1                $0

-------------------------------------------------------------------------------------------------------------
Gartmore Market Neutral Fund         $0                    $1                 $1                $0

-------------------------------------------------------------------------------------------------------------

      The Trust has been informed by GDSI that for the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the following expenditures were made using the 12b-1 fees received by GDSI with respect to the Fund:

-------------------------------------------------------------------------------------------------------------
                                                                              Financing         Broker-
                                     Prospectus            Distributor        Charges with      Dealer
                                     Printing &            Compensation &     respect to B &    Compensation
Fund                                 Mailing(1)            Costs              C shares          & Costs
-------------------------------------------------------------------------------------------------------------
Gartmore Small Cap Core Fund         $0.26                 $0                 $1.74             $0

-------------------------------------------------------------------------------------------------------------
Gartmore Market Neutral Fund         $0.30                 $0                 $1.70             $0

-------------------------------------------------------------------------------------------------------------

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

Fund Administration And Transfer Agency Services

      Under the terms of the Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly-owned subsidiary of NWDIMI, provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NWDIMI is a wholly-owned, indirect subsidiary of NWD MRT. Gartmore Investors Services Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, the Funds pays GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                                                    AGGREGATE TRUST FEE
                                                    AS A PERCENTAGE OF NET
                       ASSET LEVEL                  ASSETS
                       -----------                  ------

                 $0 up to $1 billion                0.26%
             $1 billion up to $3 billion            0.19%
             $3 billion up to $4 billion            0.15%
             $4 billion up to $5 billion            0.08%
            $5 billion up to $10 billion            0.05%
            $10 billion up to $12 billion           0.03%
                $12 billion and more                0.02%

      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GSA and GISI were paid combined fund administration and transfer agency fees from the Funds as follows:

------------------------------------------------------------------
Fund                                                   2006
------------------------------------------------------------------
Gartmore Small Cap Core Fund                           $914
------------------------------------------------------------------
Gartmore Market Neutral Fund                           $702
------------------------------------------------------------------

Sub-Administration

      GSA and GISI have entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                    AGGREGATE TRUST FEE
                                                    AS A PERCENTAGE OF NET
                       ASSET LEVEL                  ASSETS
                       -----------                  ------

                 $0 up to $1 billion                 0.20%
             $1 billion up to $3 billion             0.15%
             $3 billion up to $4 billion             0.10%
             $4 billion up to $5 billion             0.05%
            $5 billion up to $10 billion             0.02%
            $10 billion up to $12 billion            0.01%
                $12 billion and more                0.005%

BISYS received the following amounts for the sub-administration services and sub-transfer agency services it provided:

----------------------------------------
Year Ended October 31, 2006
----------------------------------------
$7,776,120
----------------------------------------

Administrative Services Plan

      Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging for bank wires;

performing shareholder sub-accounting; answering inquiries regarding the Funds; providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts; transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

      As authorized by the Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns NWD MRT. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to 0.25%, 0.25% and 0.15% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each Fund, respectively.

Custodian

      JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

      Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

      GMFCT (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (i.e., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. GMFCT has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

      There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they are affected only when the Adviser believes that to do so is in the interest of the Funds. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of the Adviser and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealer's sale of shares of the Funds, except as may be specifically permitted by law.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      For the fiscal year ended October 31, 2006, the clients (including the Funds) of all the affiliated advisers of NWDIMI, including but not limited to GMFCT, paid soft dollar commission in the total amount of $1.9 million with respect to the Trust and $7.1 million with respect to all the clients of all the affiliated advisers of NWDIMI. NWDIMI directs security transactions to brokers providing brokerage and research services to the benefit of all NWDIMI clients, including the Funds.


      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the following brokerage commissions were paid by the
Funds:

--------------------------------------------------------------
Gartmore Market Neutral Fund                     $5,311
--------------------------------------------------------------
Gartmore Small Cap Core Fund                     $5,264
--------------------------------------------------------------

      As of October 31, 2006, the Fund held investments in securities of their regular broker-dealers as follows:

                                    Approximate Aggregate
                                      Value of Issuer's
                                  Securities Owned by the
                                         Fund as of
                                       fiscal year end                Name of
          Fund                         October 31, 2006            Broker or Dealer
          ----                         ----------------            ----------------
Gartmore Market Neutral Fund                 15,386           Prudential Financial, Inc.
                                            268,362           CS First Boston Corp

Gartmore Small Cap Core Fund                107,206           CS First Boston Corp.
                                             22,380           Knight Securities, LP

      Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Purchases, Redemptions and Pricing Of Shares

      All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

      The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

      The Funds reserve the right to not determine NAV when: (i) the Funds have not received any orders to purchase, sell or exchange shares and (ii) changes in the value of a Fund's portfolio do not affect the Fund's net asset value.

      The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

      Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

      The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of GMFCT or designee, are valued at fair value under procedures approved by the Board of Trustees of the Trust. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds' NAV.

      Each Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Funds, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Funds. When the Funds use fair value pricing, the values assigned to the Funds' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Systematic Investment Strategies

      Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Funds.

      Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to another Fund, sales charges may apply if not already paid.

      Automatic Withdrawal Plan ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A, Class B, and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

Automatic Withdrawal Plan (AWP) on Class B Shares - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

      For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

Investor Privileges

      The Funds offer the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 800-848-0920.

      No Sales Charge on Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

      Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Gartmore Fund to another Gartmore Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

Exchanges among Gartmore Funds

      Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same owner, and your first purchase in the new fund meets the new fund's minimum investment requirement (and subject to the investor eligibility requirements for the Gartmore Short Duration Bond Fund).

      Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

      Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B, Class C (or certain Class A) shares, the time you held Class B, Class C (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on a new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made Four Convenient Ways:

By Telephone

      Automated Voice Response System - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      Customer Service Line - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      By Mail or Fax - Write to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

      By On-Line Access - Log on to our website www.nwdfunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Gartmore Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on their website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

Investor Services

      Automated Voice Response System - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614) 428-3278.

      Retirement Plans- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Gartmore Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      Shareholder Reports - All shareholders will receive reports semiannually detailing the financial operations of the Funds.

      Prospectuses - An updated prospectus will be mailed to you at least annually.

      Undeliverable Mail - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

Performance Advertising

      The Funds may use past performance in advertisements, sales literature, and their Prospectus, including calculations of average annual total return as described below.

Total Return

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Funds have been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

Description Of Shares

      The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in a Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      The Trust is currently authorized to offer shares of beneficial interest, without par value, in 49 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.

      You have an interest only in the assets of the shares of a Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Shareholder Inquiries

      All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                       ADDITIONAL GENERAL TAX INFORMATION

Buying a dividend

      If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-class funds

      Each Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of net investment income

      Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

Distributions of capital gain

      Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

      If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in foreign securities

      Effect of Foreign Withholding Taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

      Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

      PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the amount and tax character of distributions

      The Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

Election to be taxed as a regulated investment company

      Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

      In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

      (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

      (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

      (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements

      To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares

      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Gartmore Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

      Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      Deferral of basis - Class A shares only . In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

      IF:

      o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

      o You sell some or all of your original shares within 90 days of their purchase, and

      o You reinvest the sales proceeds in the Fund or in another Gartmore Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:

      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. government securities

      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividend income for individuals

      For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

      Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

      The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

      The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities

      Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.

      Derivatives. Each Fund is permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

      Constructive Sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

      Tax Straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

      Short sales and securities lending transactions. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

      Credit Default Swap Agreements. Each Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.

      Investments in securities of uncertain tax character. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in REMIC residual interests (excess inclusion income). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.


Backup Withholding.

      By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

      o provide your correct social security or taxpayer identification number,

      o     certify that this number is correct,

      o     certify that you are not subject to backup withholding, and

      o certify that you are a U.S. person (including a U.S. resident alien).

      A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors.

      Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

      Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      Interest-Related Dividends. Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

      Sunset Date for Short-Term Capital Gain Dividends and Interest-Related Dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

      Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.

      U.S Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      This discussion of "Additional General Tax Information For The Funds" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in either of the Funds.

                               MAJOR SHAREHOLDERS

      Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      As of October 31, 2006, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of the Funds.

As of February 2, 2007, the following shareholders held five percent or greater of the shares of a class of a Fund:

-----------------------------------------------------------------------------------------------------------------
GARTMORE MARKET NEUTRAL FUND CLASS A                      Number of Shares            Percent of Class
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           100.508                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428--2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE MARKET NEUTRAL FUND CLASS B
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           100.328                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428--2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE MARKET NEUTRAL FUND CLASS C
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           100.328                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428--2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE MARKET NEUTRAL FUND INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                       502986.957                  45.16%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
-----------------------------------------------------------------------------------------------------------------
GARTMORE AM SPECIALTY                                     248512.812                  22.31%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
-----------------------------------------------------------------------------------------------------------------
GARTMORE AM MODERATE                                      177468.266                  15.93%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
-----------------------------------------------------------------------------------------------------------------
GARTMORE AM MODERATELY AGGRESSIVE                         133599.072                  11.99%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219--6004
-----------------------------------------------------------------------------------------------------------------
GARTMORE MARKET NEUTRAL FUND CLASS R
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           100.418                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428--2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE MARKET NEUTRAL FUND INSTITUTIONAL
SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           100.598                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428--2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP CORE FUND CLASS A
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER & CO. INC.                                    8387.698                    37.90%
125 BROAD STREET
15TH FL
NEW YORK NY 10004
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER & CO. INC.                                    5380.139                    24.31%
125 BROAD STREET
15TH FL
NEW YORK NY 10004
-----------------------------------------------------------------------------------------------------------------
PERSHING LLC 1                                            3412.248                    15.42%
PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
-----------------------------------------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                             3164.557                    14.30%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER & CO. INC.                                    1687.288                    7.62%
125 BROAD STREET
15TH FL
NEW YORK NY 10004
-----------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP CORE FUND CLASS B
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           100                         100.00%
SEED ACCOUNT ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP CORE FUND CLASS C
-----------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                     3304.264                    92.10%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST 3RD FLOOR
JACKSONVILLE FL 32246
-----------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                       183.556                     5.12%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
-----------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP CORE FUND INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           500532.653                  100.00%
SEED ACCOUNT
ATTN MIKE POLICARPO
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP CORE FUND CLASS R
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS SEED ACCOUNT                              100                         100.00%
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-----------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP CORE FUND INSTITUTIONAL
SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                           100.107                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-----------------------------------------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

      The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2006 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -        Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C   Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signals imminent default.

DDD, DD and D   Bonds are in default. Such bonds are not meeting current
                obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST

GENERAL

      The Board of Trustees of the Funds has confirmed the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Fund's investment adviser or sub-adviser, as the case may be, after each such Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

      Gartmore Mutual Fund Capital Trust. ( "GMFCT") is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). GMFCT provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

      Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that GMFCT performs for Clients. GMFCT's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, GMFCT has adopted proxy voting guidelines (the "GMFCT Proxy Voting Guidelines") to assist GMFCT in making proxy voting decisions and in developing procedures for effecting those decisions. The GMFCT Proxy Voting Guidelines are designed to ensure that where GMFCT has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

      The GMFCT Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The proxy voting records of the Funds are available to shareholders on the SEC's website.

HOW PROXIES ARE VOTED

      GMFCT has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by GMFCT. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of GMFCT personnel has reviewed, and will continue to review annually, GMFCT's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

      Specifically, ISS assists GMFCT in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the GMFCT Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GMFCT's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by GMFCT, generally will result in proxy voting decisions which serve the best economic interests of Clients. GMFCT has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of GMFCT on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify GMFCT; and (ii) GMFCT will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

      GMFCT and its subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, GMFCT generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the GMFCT Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The GMFCT Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of GMFCT (or between a Client and those of any of GMFCT's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for GMFCT. The chief counsel for GMFCT then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If GMFCT then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

      GMFCT, through ISS, shall attempt to process every vote for all domestic and foreign proxies that GMFCT receives; however, there may be cases in which GMFCT will not process a proxy because it is impractical or too expensive to do so. For example, GMFCT will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when GMFCT has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, GMFCT generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

      For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than GMFCT), the Trustees of the Fund and GMFCT have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and GMFCT for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to GMFCT that all proxies of the Fund(s) advised by this sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to GMFCT and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES ("ISS")

1.    AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent

      o     Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT A MAJORITY OR MORE OF DIRECTORS BE INDEPENDENT UNLESS THE BOARD COMPOSITION ALREADY MEETS THE PROPOSED THRESHOLD BY ISS'S DEFINITION OF INDEPENDENCE.

VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT BOARD AUDIT, COMPENSATION, AND/OR NOMINATING COMMITTEES ARE COMPOSED EXCLUSIVELY OF INDEPENDENT DIRECTORS IF THEY CURRENTLY DO NOT MEET THAT STANDARD.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, GIVING CONSIDERATION TO BOTH FINANCIAL AND CORPORATE GOVERNANCE CONCERNS, INCLUDING THE REASONS FOR REINCORPORATING, A COMPARISON OF THE GOVERNANCE PROVISIONS, AND A COMPARISON OF THE JURISDICTIONAL LAWS. VOTE FOR REINCORPORATION WHEN THE ECONOMIC FACTORS OUTWEIGH ANY NEUTRAL OR NEGATIVE GOVERNANCE CHANGES.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders

      o It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o     Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX C

                               PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

                                                                          Dollar Range of Investments in
Name of Portfolio Manager             Fund Name                           Each Fund as of October 31, 2006
-------------------------             ---------                           --------------------------------
Joseph A. Cerniglia                   Gartmore Small Cap Core Fund        None
                                      Gartmore Market Neutral Fund        None

DESCRIPTION OF COMPENSATION STRUCTURE

Gartmore Mutual Funds Capital Trust ("GMFCT"):

      GMFCT uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

      Each portfolio manager is paid a base salary that GMFCT believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of GMFCT or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed-income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one- or three-year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. GMFCT uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by GMFCT's Chief Investment Officer or such other managers as may be appropriate.

      The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

      Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

      Portfolio managers also may be awarded unregistered restricted equity interests in a related NWD Investments entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, GMFCT's ultimate parent company. Such plan affords participating U.S.-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all GMFCT employees.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Funds for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

-----------------------------------------------------------------------------------------------------
                                       Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager              and Total Assets by Category as of October 31, 2006
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Joseph Cerniglia                       Mutual Funds: 5 accounts, $461,070,089 total assets
                                       (Other Pooled Investment
                                       Vehicles: 5 accounts, $2,846,752,535  total assets
                                       Other Accounts: 1 account, $480,000 total assets
-----------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Gartmore Mutual Fund Capital Trust ("GMFCT"):

      It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Funds and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the same portfolio manager may compensate GMFCT or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2007

                              GARTMORE MUTUAL FUNDS

GARTMORE SMALL CAP GROWTH OPPORTUNITIES FUND
GARTMORE SMALL CAP VALUE FUND

      Gartmore Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 49 series as of the date hereof. This Statement of Additional Information ("SAI") relates to two series of the Trust referenced above (each, a "Fund", or collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the prospectus for the Gartmore Small Cap Growth Opportunities Fund and the Gartmore Small Cap Value Fund dated February 28, 2007 (the "Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

      Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Gartmore Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

      As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
General Information and History...........................................     1
Additional Information on Portfolio Instruments and Investment Policies...     1
Description of Portfolio Instruments and Investment Policies..............     3
Investment Restrictions...................................................    25
Disclosure of Portfolio Holdings..........................................    26
Trustees and Officers of the Trust........................................    28
Investment Advisory and Other Services....................................    37
Brokerage Allocation......................................................    44
Purchases, Redemptions and Pricing of Shares..............................    46
Systematic Investment Strategies..........................................    47
Investor Privileges.......................................................    48
Investor Services ........................................................    50
Performance Advertising...................................................    51
Additional Information....................................................    51
Additional General Tax Information........................................    52
Major Shareholders........................................................    58
Financial Statements......................................................    60
Appendix A - Debt Ratings.................................................   A-1
Appendix B - Proxy Voting Guidelines Summaries............................   B-1
Appendix C - Portfolio Manager............................................   C-1

                         GENERAL INFORMATION AND HISTORY

      Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated February 28, 2005. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 50 separate series, each with its own investment objective. Each Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

      The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This Statement of Additional Information ("SAI") contains additional information regarding both the principal and non-principal investment strategies of the Funds.

      The following table sets forth additional information concerning permissible investments and techniques for the Fund. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique. Please review the discussion in the Prospectus for further information regarding the investment objectives and policies of each Fund.

        ----------------------------------------------------------------------------------------------
                                                                     Gartmore Small
                                                                        Cap Growth
                                                                     Opportunities    Gartmore Small
                      Type of Investment or Technique                    Fund         Cap Value Fund
        ----------------------------------------------------------------------------------------------
        U.S. Common Stocks                                                 Y                Y
        ----------------------------------------------------------------------------------------------
        Preferred Stocks                                                   Y                Y
        ----------------------------------------------------------------------------------------------
        Small Company Stocks                                               Y                Y
        ----------------------------------------------------------------------------------------------
        Special Situation Companies                                        Y                Y
        ----------------------------------------------------------------------------------------------
        Illiquid Securities                                                Y                Y
        ----------------------------------------------------------------------------------------------
        Restricted Securities                                              Y                Y
        ----------------------------------------------------------------------------------------------
        When-Issued / Delayed-Delivery Securities                          Y                Y
        ----------------------------------------------------------------------------------------------
        Investment Companies                                               Y                Y
        ----------------------------------------------------------------------------------------------
        Real Estate Investment Trusts (REITS)                              Y                Y
        ----------------------------------------------------------------------------------------------
        Securities Of Foreign Issuers                                      Y                Y
        ----------------------------------------------------------------------------------------------
        Depositary Receipts                                                Y                Y
        ----------------------------------------------------------------------------------------------
        Securities From Developing Countries/Emerging Markets              Y                Y
        ----------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------
        Convertible Securities                                             Y                Y
        ----------------------------------------------------------------------------------------------
        Long-Term Debt
        ----------------------------------------------------------------------------------------------
        Long-Term Debt When Originally Issued But With
        397 Days Or Less Remaining To Maturity
        ----------------------------------------------------------------------------------------------
        Short-Term Debt                                                    Y                Y
        ----------------------------------------------------------------------------------------------
        Floating And Variable Rate Securities                              Y                Y
        ----------------------------------------------------------------------------------------------
        Zero Coupon Securities
        ----------------------------------------------------------------------------------------------
        Pay-In-Kind Bonds
        ----------------------------------------------------------------------------------------------
        Deferred Payment Securities
        ----------------------------------------------------------------------------------------------
        Non-Investment Grade Debt
        ----------------------------------------------------------------------------------------------
        Loan Participations And Assignments                                Y                Y
        ----------------------------------------------------------------------------------------------
        Sovereign Debt (Foreign) (Denominated In U.S. $)
        ----------------------------------------------------------------------------------------------
        Foreign Commercial Paper (Denominated In U.S. $)
        ----------------------------------------------------------------------------------------------
        Duration
        ----------------------------------------------------------------------------------------------
        U.S. Government Securities                                         Y                Y
        ----------------------------------------------------------------------------------------------
        Money Market Instruments                                           Y                Y
        ----------------------------------------------------------------------------------------------
        Mortgage-Backed Securities
        ----------------------------------------------------------------------------------------------
        Stripped Mortgage Securities
        ----------------------------------------------------------------------------------------------
        Collateralized Mortgage Obligations
        ----------------------------------------------------------------------------------------------
        Mortgage Dollar Rolls
        ----------------------------------------------------------------------------------------------
        Asset-Backed Securities
        ----------------------------------------------------------------------------------------------
        Bank And/Or Savings And Loan Obligations
        ----------------------------------------------------------------------------------------------
        Repurchase Agreements                                              Y                Y
        ----------------------------------------------------------------------------------------------
        Derivatives                                                        Y                Y
        ----------------------------------------------------------------------------------------------
        Reverse Repurchase Agreements                                      Y                Y
        ----------------------------------------------------------------------------------------------
        Warrants                                                           Y                Y
        ----------------------------------------------------------------------------------------------
        Futures                                                            Y                Y
        ----------------------------------------------------------------------------------------------
        Options                                                            Y                Y
        ----------------------------------------------------------------------------------------------
        Foreign Currencies                                                 Y                Y
        ----------------------------------------------------------------------------------------------
        Forward Currency Contracts                                         Y                Y
        ----------------------------------------------------------------------------------------------
        Borrowing Money                                                    Y                Y
        ----------------------------------------------------------------------------------------------
        Lending Portfolio Securities                                       Y                Y
        ----------------------------------------------------------------------------------------------
        Investment Of Securities Lending Collateral                        Y                Y
        ----------------------------------------------------------------------------------------------
        Short Sales                                                        Y                Y
        ----------------------------------------------------------------------------------------------
        Participation Interests
        ----------------------------------------------------------------------------------------------
        Swap Agreements                                                    Y                Y
        ----------------------------------------------------------------------------------------------
        Credit Default Swaps
        ----------------------------------------------------------------------------------------------
        Wrap Contracts
        ----------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------
        Indexed Securities                                                 Y                Y
        ----------------------------------------------------------------------------------------------
        Strip Bonds
        ----------------------------------------------------------------------------------------------
        Put Bonds
        ----------------------------------------------------------------------------------------------
        Private Activity And Industrial Development Bonds
        ----------------------------------------------------------------------------------------------
        Custodial Receipts
        ----------------------------------------------------------------------------------------------
        Nationwide Contract
        ----------------------------------------------------------------------------------------------
        Extendable Commercial Notes
        ----------------------------------------------------------------------------------------------
        Standby Commitment Agreements
        ----------------------------------------------------------------------------------------------
        Municipal Securities
        ----------------------------------------------------------------------------------------------
        Equity Linked Notes
        ----------------------------------------------------------------------------------------------
        Exchange Traded Funds
        ----------------------------------------------------------------------------------------------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate-term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Funds also rely upon the independent advice of the Funds' adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this SAI contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser will consider such events in its determination of whether a Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in a NRSRO or its rating systems, or due to a corporate reorganization, the Funds will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      Medium-Quality Securities. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      Lower-Quality (High-Risk) Securities. Non-investment grade debt or lower-quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

      Liquidity and Valuation. The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

- U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

      -     The Federal Housing Administration and the Farmers Home
            Administration;

      - The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

      - The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

      - The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

      - The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Fund take into account as income a portion of the difference between the principal portion of a STRIPS' purchase price and its face value.

      Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Funds' adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      Foreign Sovereign Debt. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that the Funds invest in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

REPURCHASE AGREEMENTS

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Funds' custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by a Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Funds. Repurchase agreements may be entered into with respect to securities of the type in which the Funds may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Funds' custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Funds' ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Funds seek to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Funds' adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater the Funds' outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Funds. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      If the Funds agree to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of the Funds' commitment. It may be expected that the Funds' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Funds will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Funds' liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, the Funds' commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Funds engage in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES

      The Funds may lend their respective portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Funds can increase their income through the investment of the cash collateral. For the purposes of this policy, the Funds considers collateral consisting of cash, U.S. government securities or letters of credit issued by qualified banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. From time to time, the Funds may return to the borrower or a third party which is unaffiliated with them, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Funds' Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Funds' ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

      The cash collateral received from a borrower as a result of the Funds' securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market investment company or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

      Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

INDEXED SECURITIES

      The Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Funds invest in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Funds, to the extent that they invest a significant portion of their assets in these securities, may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Funds' adviser or subadvisers believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Funds may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Funds make their investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      The Funds may invest in foreign securities (including through the use of depositary receipts), which involves certain special considerations which typically are not associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Funds, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely.

Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by an Underlying Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect an Underlying Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, an Underlying Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, an Underlying Fund's inability to dispose fully and promptly of positions in declining markets will cause the Underlying Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of an Underlying Fund's investments in those countries and the availability to the Underlying Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depositary Receipts. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Funds' investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      The Funds may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

      The Funds may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Internal Revenue Code of 1986, as amended (the "Code"), and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser to predict correctly whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      Each Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      Each Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of the Funds' limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Funds' level of illiquidity may increase.

      The Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Funds. The assets used as cover for OTC options written by the Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Funds may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The Funds' adviser will monitor the liquidity of restricted securities in the portion of the Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two nationally recognized statistical ratings organizations ("NRSROs"), or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the security.

BORROWING

      The Funds may borrow money from banks, limited by the Funds' fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Funds may engage in reverse repurchase agreements which may be considered a form of borrowing, unless the Fund covers its exposure by segregating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS

      The Funds' adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge the Funds' portfolio or for risk management or for any other permissible purposes consistent with the Funds' investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Funds' assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Funds entered into short hedges because the Funds' adviser or subadviser projected a decline in the price of a security in the Funds' portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Funds could suffer a loss.

      (4) As described below, the Funds might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when they take positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Funds' ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds' ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Funds.

      Options. The Funds may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Funds will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Funds may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      The Funds may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Funds and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

      The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration.

      If the Funds are unable to effect a closing transaction for an option they had purchased, they would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Funds could cause material losses because the Funds would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose the Funds to counterparty risk. To the extent required by SEC guidelines, the Funds will not enter into any such transactions unless they own either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover their potential obligations to the extent not covered as provided in (1) above. The Funds will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds' assets to segregated accounts as a cover could impede portfolio management's or the Funds' ability to meet redemption requests or other current obligations.

      An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Funds' interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

      Spread Transactions. The Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

      Futures Contracts. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Funds may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Funds' adviser believes it is more advantageous to the Funds than purchasing the futures contract.

      To the extent required by regulatory authorities, the Funds will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      The Funds will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Funds' net asset value after taking into account unrealized profits and unrealized losses on any such contracts they have entered into. There is no overall limit on the percentage of the Funds' assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund was unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Structured Products. The Funds may use structured products to hedge their portfolios. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

      Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Funds to leverage risks or carry liquidity risks.

      Credit Linked Notes. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

      Foreign Currency-Related Derivative Strategies -- Special Considerations. The Funds may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund securities are denominated. The Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Fund adviser or subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase OTC options on foreign currency only when the Funds' adviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

      To the extent permitted by the 1940 Act, each Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Funds may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

REAL ESTATE INVESTMENT TRUSTS

      Although the Funds will not invest in real estate directly, the Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at pre-set times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by the Funds may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Funds will limit their purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Funds' adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      The Funds' right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a subcustodian agreement approved by the Funds between that bank and the Funds' custodian.

REVERSE REPURCHASE AGREEMENTS

      The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Funds would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Funds generally retain the right to interest and principal payments on the security. Since the Funds receive cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Funds have sold but are obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Funds' obligation to repurchase the securities, and the Funds' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Reverse repurchase agreements may be used as arbitrage transactions in which the Funds will maintain offsetting positions in repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Funds will receive interest on the repurchase agreements in which they invest the transaction proceeds, such transactions may involve leverage. However, since such repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Funds' adviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

      Generally the Funds will be fully invested in accordance with their investment objectives and strategies. However, pending investment of cash balances, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Funds may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

      The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Funds. For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the portfolio turnover rates for each Fund was as follows:

         FUND                                                 PORTFOLIO TURNOVER RATE
         ----                                                 -----------------------
         Gartmore Small Cap Value Fund                                 37.3%
         Gartmore Small Cap Growth Opportunities Fund                  194.16%

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions for the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each Fund:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not lend any security or make any other loan except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

      The following are the NON-FUNDAMENTAL operating policies of the Funds, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

Each Fund may not:

o Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

      The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

      In addition to the investment restrictions above, the Funds must be diversified according to Code requirements. Specifically, at each tax quarter end, the Funds' holdings must be diversified so that (1) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Funds' total assets and that the Funds hold no more than 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of the Funds' total assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

                       s DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriter or affiliated persons of the Funds' investment advisers or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

      The policies and procedures are applicable to the Funds' respective investment advisers and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment advisers, any subadviser, and their agents are obligated to:

      o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

      o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

      o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

      Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

      Each Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

      Exceptions to the portfolio holdings release policy described above can only be authorized by the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

      o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

      o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

      o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

      Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

      Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

      o     Data consolidators (including ratings agencies);

      o     Fund rating/ranking services and other data providers; and

      o     Service providers to the Funds.

The Funds' investment advisers conduct periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment advisers' compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust.

===================================================================================================================
           (1)                    (2)                      (3)                    (4)                (5)
===================================================================================================================
                                                                               Number of
                              Position(s)                                    Portfolios in
                               Held with                                         Fund
                               Fund and                                         Complex
 Name, Address, and Year    Length of Time       Principal Occupation(s)      Overseen by    Other Directorships
        of Birth                Served*            During Past 5 Years          Trustee       Held by Trustee**
===================================================================================================================
Charles E. Allen             Trustee since    Mr. Allen is Chairman, Chief        89                 None
                               July 2000      Executive Officer and
c/o NWD Investment                            President of Graimark Realty
Management, Inc.                              Advisors, Inc. (real estate
1200 River Road,                              development, investment and
Suite 1000,                                   asset management).
Conshohocken, PA 19428

1948
===================================================================================================================
Paula H.J. Cholmondeley      Trustee since    Ms. Cholmondeley was Vice           89        Director of Dentsply
                               July 2000      President and General                         International, Inc.
c/o NWD Investment                            Manager Sappi Fine Paper                      (dental products),
Management, Inc.                              North America from April                      Ultralife Batteries,
1200 River Road,                              2000 through December 2003.                   Inc., Albany
Suite 1000,                                                                                 International Corp.
Conshohocken, PA 19428                                                                      (paper industry),
                                                                                            Terex Corporation
1947                                                                                        (construction
                                                                                            equipment), and
                                                                                            Minerals Technology
                                                                                            Inc. (specialty
                                                                                            chemicals)
===================================================================================================================
C. Brent DeVore***           Trustee since    Dr. DeVore is President of          89                 None
                                 1990         Otterbein College.
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
===================================================================================================================

===================================================================================================================
           (1)                    (2)                      (3)                    (4)                (5)
===================================================================================================================
                                                                               Number of
                              Position(s)                                    Portfolios in
                               Held with                                         Fund
                               Fund and                                         Complex
 Name, Address, and Year    Length of Time       Principal Occupation(s)      Overseen by    Other Directorships
        of Birth                Served*            During Past 5 Years          Trustee       Held by Trustee**
===================================================================================================================
Phyllis Kay Dryden           Trustee since    Ms. Dryden was a partner of         89                 None
                             December 2004    Mitchell Madison, a
c/o NWD Investment                            management consulting
Management, Inc.                              company from January 2006
1200 River Road,                              until December 2006; she is
Suite 1000,                                   currently a consultant with
Conshohocken, PA 19428                        the company. Ms. Dryden was
                                              formerly Managing Partner of
1947                                          marchFIRST, a global
                                              management consulting firm.
===================================================================================================================
Barbara L. Hennigar          Trustee since    Retired.                            89                 None
                               July 2000
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
===================================================================================================================
Barbara I. Jacobs            Trustee since    Ms. Jacobs served as                89                 None
                             December 2004    Chairman of the Board of
c/o NWD Investment                            Directors of KICAP Network
Management, Inc.                              Fund, a European (United
1200 River Road,                              Kingdom) hedge fund, from
Suite 1000,                                   January 2001 to January
Conshohocken, PA 19428                        2006.  From 1988-2003, Ms.
                                              Jacobs was also a Managing
1950                                          Director and European
                                              Portfolio Manager of CREF
                                              Investments (Teachers
                                              Insurance and Annuity
                                              Association -- College
                                              Retirement Equities Fund).
===================================================================================================================

===================================================================================================================
           (1)                    (2)                      (3)                    (4)                (5)
===================================================================================================================
                                                                               Number of
                              Position(s)                                    Portfolios in
                               Held with                                         Fund
                               Fund and                                         Complex
 Name, Address, and Year    Length of Time       Principal Occupation(s)      Overseen by    Other Directorships
        of Birth                Served*            During Past 5 Years          Trustee       Held by Trustee**
===================================================================================================================
Douglas F. Kridler           Trustee since    Mr. Kridler has served as           89                 None
                             September 1997   the President and Chief
c/o NWD Investment                            Executive Officer of the
Management, Inc.                              Columbus Foundation, (a
1200 River Road,                              Columbus, OH-based
Suite 1000,                                   foundation which manages
Conshohocken, PA 19428                        over 1,300 individual
                                              endowment funds) since
1955                                          February 2002. Prior to
                                              January 31, 2002, Mr.
                                              Kridler was the President of
                                              the Columbus Association for
                                              the Performing Arts and
                                              Chairman of the Greater
                                              Columbus Convention and
                                              Visitors Bureau.
===================================================================================================================
Michael D. McCarthy          Trustee since    Retired. Mr. McCarthy was           89                 None
                             December 2004    Chairman of VMAC (Commodity
c/o NWD Investment                            Swaps) from October 2002
Management, Inc.                              until January 2007, and  a
1200 River Road,                              partner of Pineville
Suite 1000,                                   Properties LLC (a commercial
Conshohocken, PA 19428                        real estate development
                                              firm) from September 2000
1947                                          until January 2007.
===================================================================================================================
David C. Wetmore             Trustee since    Retired.                            89                 None
                                 1995
c/o NWD Investment           and Chairman
Management, Inc.            since February
1200 River Road,                 2005
Suite 1000,
Conshohocken, PA 19428

1948
===================================================================================================================

*     Length of time served includes time served with the Trust's predecessors

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Trustees who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds

===========================================================================================================================
            (1)                     (2)                         (3)                      (4)                 (5)
===========================================================================================================================
                                Position(s)                                           Number of
                                 Held with                                          Portfolios in
                                  Fund and                                              Fund
                                 Length of                                             Complex
    Name, Address, and              Time              Principal Occupation(s)        Overseen by     Other Directorships
       Year of Birth             Served(1)              During Past 5 Years            Trustee        Held by Trustee(3)
===========================================================================================================================
Arden L. Shisler               Trustee since      Retired; Mr. Shisler is the            89         Director of
                               February 2000      former President and Chief                        Nationwide Financial
NWD Investment                                    Executive Officer of KeB                          Services, Inc. (2)
Management, Inc.                                  Transport, Inc., a trucking
1200 River Road,                                  firm (2000 through 2002). He
Suite 1000,                                       served as a consultant to KeB
Conshohocken, PA 19428                            from January 2003 through
                                                  December 2004. Since 1992, Mr.
1941                                              Shisler has also been Chairman
                                                  of the Board for Nationwide
                                                  Mutual Insurance Company(2).

===========================================================================================================================

===========================================================================================================================
            (1)                     (2)                         (3)                      (4)                 (5)
===========================================================================================================================
                                Position(s)                                           Number of
                                 Held with                                          Portfolios in
                                  Fund and                                              Fund
                                 Length of                                             Complex
    Name, Address, and              Time              Principal Occupation(s)        Overseen by     Other Directorships
       Year of Birth             Served(1)              During Past 5 Years            Trustee        Held by Trustee(3)
===========================================================================================================================
John H. Grady                  President and      Mr. Grady is President and             89                  None
                                   Chief          Chief Executive Officer of NWD
NWD Investment                   Executive        Investment Group, the asset
Management, Inc.                  Officer         management operations of
1200 River Road,                   since          Nationwide Mutual Insurance
Suite 1000,                    December 2006      Company, which includes
Conshohocken, PA 19428                            Gartmore Mutual Fund Capital
                                                  Trust, (2) Gartmore Morley
                                                  Capital Management, Inc.,
                                                  (2)NorthPointe Capital LLC,
1961                                              (2) Gartmore SA Capital Trust,
                                                  (2) Gartmore Investor
                                                  Services, Inc. (2) and
                                                  Gartmore Distribution
                                                  Services, Inc. 2 From March
                                                  2004 until March 2006, Mr.
                                                  Grady was Chief Executive
                                                  Officer of Constellation
                                                  Investment Management Co., L.P
                                                  (registered investment
                                                  adviser), and President and
                                                  Chief Executive Officer of
                                                  Constellation Funds Group
                                                  (registered investment
                                                  companies). He also was
                                                  President of Constellation
                                                  Investment Distribution Co.,
                                                  Inc. (registered
                                                  broker-dealer) from March 2004
                                                  until June 2006. From February
                                                  2001 until February 2004, Mr.
                                                  Grady was Chief Operating and
                                                  Chief Legal Officer; Managing
                                                  Director, Mutual Funds Group,
                                                  Turner Investment Partners,
                                                  Inc. (registered investment
                                                  adviser); Executive Vice
                                                  President of Turner Funds and
                                                  Turner Institutional
                                                  Portfolios (registered
                                                  investment companies); and
                                                  President, Turner Investment
                                                  Distributors, Inc. (registered
                                                  broker-dealer).
===========================================================================================================================

===========================================================================================================================
            (1)                     (2)                         (3)                      (4)                 (5)
===========================================================================================================================
                                Position(s)                                           Number of
                                 Held with                                          Portfolios in
                                  Fund and                                              Fund
                                 Length of                                             Complex
    Name, Address, and              Time              Principal Occupation(s)        Overseen by     Other Directorships
       Year of Birth             Served(1)              During Past 5 Years            Trustee        Held by Trustee(3)
===========================================================================================================================
Gerald J. Holland                Treasurer        Mr. Holland is Senior Vice             N/A                 None
                                since March       President - Operations for NWD
NWD Investment                      2001          Investment Management, Inc.
Management, Inc.                                  ("NWD")(2).
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1951

===========================================================================================================================
Michael A. Krulikowski             Chief          Since November 1999, Mr.               N/A                 None
                                 Compliance       Krulikowski has served as a
NWD Investment                 Officer since      Vice President and Chief
Management, Inc.                 June 2004        Compliance Officer of NWD.3
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1959

===========================================================================================================================
Eric E. Miller                   Secretary        Mr. Miller is Senior Vice              N/A                 None
                                   since          President, General Counsel,
NWD Investment Management,     December 2002      and Assistant Secretary for
Inc.                                              NWD (3).
1200 River Road
Suite 1000,
Conshohocken, PA 19428

1953
==========================================================================================================================

(1)   Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

      The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such Code of Ethics; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairperson), Ms. Jacobs and Mr. Wetmore.

The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and
(d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the Proxy Voting Guidelines, Policies and Procedures of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (9) annual review and make recommendations to the Board regarding the Board's Statements of Policies Regarding the Enhanced Fund Governance and Oversight By, the Enhanced Independence of, & the Enhanced Effectiveness of the Board of Trustees; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn:
Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF GARTMORE MUTUAL FUNDS AS OF DECEMBER 31, 2006

                                                                            AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES AND/OR SHARES
                                      DOLLAR RANGE OF EQUITY              IN ALL REGISTERED INVESTMENT
                                  SECURITIES AND/OR SHARES IN THE       COMPANIES OVERSEEN BY TRUSTEE IN
   NAME OF TRUSTEE                             FUNDS                     FAMILY OF INVESTMENT COMPANIES
Charles E. Allen                                None                     $10,001-$50,000
Paula H.J.  Cholmondeley                        None                     $50,001-$100,000
C. Brent DeVore                                 None                     Over $100,000
Phyllis Kay Dryden                              None                     $10,001-$50,000
Barbara L. Hennigar                             None                     $10,001-$50,000
Barbara I. Jacobs                               None                     $50,001-$100,000
Douglas F. Kridler                              None                     Over $100,000
Michael D. McCarthy                             None                     Over $100,000
David C. Wetmore                                None                     Over $100,000
Arden L. Shisler                                None                     Over $100,000

OWNERSHIP IN THE TRUST'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2006

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                                   NAME OF
                                 OWNERS AND
                                RELATIONSHIPS     NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE                TO TRUSTEE       COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
Charles E. Allen                     N/A            N/A                N/A               None                N/A
Paula H.J.                           N/A            N/A                N/A               None                N/A
Cholmondeley C. Brent DeVore         N/A            N/A                N/A               None                N/A
Phyllis Kay Dryden                   N/A            N/A                N/A               None                N/A
Barbara L. Hennigar                  N/A            N/A                N/A               None                N/A
Barbara I. Jacobs                    N/A            N/A                N/A               None                N/A
Douglas F. Kridler                   N/A            N/A                N/A               None                N/A
Michael D. McCarthy                  N/A            N/A                N/A               None                N/A
David C. Wetmore                     N/A            N/A                N/A               None                N/A

(1) Investment advisers for all of the Trust's funds include Gartmore Mutual Fund Capital Trust and Gartmore Morley Capital Management, Inc.

(2) Subadvisers for other funds not in this SAI include Gartmore Global Partners and NorthPointe Capital, LLC, and BlackRock Investment Management, LLC (formerly known as Fund Asset Management, L.P.)

(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls the Fund's adviser or distributor.

Compensation of Trustees

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2006. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2006. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                                  Pension
                                                Retirement
                             Aggregate       Benefits Accrued     Estimated Annual
                            Compensation     as Part of Trust      Benefits Upon      Total Compensation from the
    Name of Trustee        from the Trust        Expenses            Retirement              Fund Complex*
====================================================================================================================
Charles E. Allen              $65,375               $0                   $0                     $131,000
====================================================================================================================
Paula H.J. Cholmondeley       $62,875               $0                   $0                     $126,000
====================================================================================================================
C. Brent DeVore               $57,125               $0                   $0                     $114,250
====================================================================================================================
Phyllis Kay Dryden            $64,000               $0                   $0                     $128,000
====================================================================================================================
Barbara L. Hennigar           $57,125               $0                   $0                     $114,250
====================================================================================================================
Barbara I. Jacobs             $67,375               $0                   $0                     $133,750
====================================================================================================================
Douglas F. Kridler            $56,125               $0                   $0                     $112,250
====================================================================================================================

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                                  Pension
                                                Retirement
                             Aggregate       Benefits Accrued     Estimated Annual
                            Compensation     as Part of Trust      Benefits Upon      Total Compensation from the
    Name of Trustee        from the Trust        Expenses            Retirement              Fund Complex*
====================================================================================================================
====================================================================================================================
Michael D. McCarthy           $52,625               $0                   $0                     $106,250
====================================================================================================================
Arden L. Shisler              $46,750               $0                   $0                     $93,500
====================================================================================================================
David C. Wetmore              $86,125               $0                   $0                     $172,500
====================================================================================================================

* On October 31, 2006 the Fund Complex included two trusts comprised of 89 investment company funds or series.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Code of Ethics

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

      The Trust pays the compensation of the Trustees who are not employees of NWD Investment Management, Inc. ("NWDIMI"), or its affiliates, and all expenses (other than those assumed by the adviser), including governmental fees, interest charges, taxes and membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. Gartmore Mutual Fund Capital Trust ("GMFCT" or "the Adviser") may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Advisers

      Under an Investment Advisory Agreement with the Trust, GMFCT manages the Funds in accordance with the policies and procedures established by the Trustees. GMFCT manages the day-to day investments of the Funds. GMFCT pays the compensation of the officers of the Trust employed by GMFCT and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NWDIMI and its affiliates. GMFCT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMFCT pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

      The Investment Advisory Agreement also specifically provides that GMFCT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMFCT may render similar services to others.

      GMFCT, located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is a wholly-owned subsidiary of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust ("NWD MRT"), also located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. NWD MRT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      On February 2, 2007, Nationwide Corporation ("Nationwide Corp."), the parent company of GMFCT, entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund's respective shareholders and will take effect upon the sale of GMFCT to NFS, which is anticipated to close during the second quarter of 2007.

      As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

      For services provided under the Investment Advisory Agreement, GMFCT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                           ASSETS                                    INVESTMENT ADVISORY FEE
Gartmore Small Cap Growth Opportunities        $0 up to $500 million                     0.95%
   Fund and Gartmore Small Cap Value Fund      $500 million up to $2 billion             0.85%
                                               $2 billion and over                       0.80%

Limitation of Fund Expenses

Gartmore Mutual Fund Capital Trust

      In the interest of limiting the expenses of the Funds, GMFCT may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds. In this regard, GMFCT has entered into expense limitation agreements with the Trust on behalf of the Funds ("Expense Limitation Agreements"). Pursuant to the Expense Limitation Agreements, GMFCT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of the Funds to the limits described below. Please note that the waiver of such fees will cause the total return and yield of the Funds to be higher than they would otherwise be in the absence of such a waiver.

      GMFCT may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMFCT pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMFCT is not permitted.

      Until at least February 28, 2008, GMFCT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses for each Fund in order to limit total annual fund operating expenses to 1.35% for all share classes of the Funds, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses.

Investment Advisory Fees

      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GMFCT earned the following fees for investment advisory services:

                                                  2006
                                                  ----
                                           Fees           Fees
Fund                                     Earned(1)     Reimbursed
----                                     ---------     ----------

Gartmore Small Cap Growth
Opportunities Fund                          $0          $4,691
Gartmore Small Cap Value Fund               $0          $4,691

(1)   Fees net of reimbursement.

Multi-Manager Structure

      The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

      Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

      Gartmore Distribution Services, Inc. ("GDSI" or the "Distributor")) serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement amended as of February 28, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Nationwide Asset Management, Inc. ("NAMI"), a Delaware holding company. NAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by NWDIMI, a Delaware holding company. NWDIMI is a wholly owned, indirect subsidiary of NWD MRT. The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

      GMFCT
      NWD MRT
      Gartmore SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Michael A. Krulikowski
      Gerald J. Holland
      Eric E. Miller

      In its capacity as Distributor, GDSI solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of Shares of each of the Funds.

      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GDSI received the following commissions from the sale of shares of the Funds:

-------------------------------------------------------------
                                                             |
                                                             -------------------
                                                                 Year ended
      Funds                                                   October 31, 2006
      -----                                                   ----------------
--------------------------------------------------------------------------------
Gartmore Small Cap Growth Opportunities Fund                          $0
--------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                                         $0
--------------------------------------------------------------------------------

         GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GDSI received the following amounts from such sales charges:

-------------------------------------------------------------
                                                             |
                                                             -------------------
                                                                 Year ended
      Funds                                                   October 31, 2006
      -----                                                   ----------------
--------------------------------------------------------------------------------
Gartmore Small Cap Growth Opportunities Fund                          $0
--------------------------------------------------------------------------------
Gartmore Small Cap Value Fund                                         $0
--------------------------------------------------------------------------------

Distribution Plan

      The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate GDSI, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                        AMOUNT
                        ------

0.25% of the average daily net assets of the Fund's Class
A shares (distribution  or services fee).

1.00% of the average daily net assets of the Fund's Class
B shares (0.25% services fee).

1.00% of the average daily net assets of the Fund's Class
C shares (0.25% services fee).

0.50% of the average daily net assets of the Fund's Class
R shares (0.25% of which may be either a distribution or services fee).

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Funds must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

      GDSI has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GDSI earned the distribution fees under the Plan as shown in the following table.

---------------------------------------------------------------------------------------------------------------
Fund                                 Class A               Class B            Class C           Class R
---------------------------------------------------------------------------------------------------------------
Gartmore Small Cap Growth            $0                    $1                 $1                $0
Opportunities Fund
---------------------------------------------------------------------------------------------------------------
Gartmore Small Cap Value Fund        $0                    $1                 $1                $0
---------------------------------------------------------------------------------------------------------------

      The Trust has been informed by GDSI that for the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the following expenditures were made using the 12b-1 fees received by GDSI with respect to the Funds:


----------------------------------------------------------------------------------------------------------------
                                                                              Financing
                                                           Distributor        Charges with      Broker-Dealer
                                     Prospectus Printing   Compensation &     respect to B & C  Compensation &
Fund                                 & Mailing(1)          Costs              shares            Costs
----------------------------------------------------------------------------------------------------------------
Gartmore Small Cap Growth            $0.24                 $0                 $1.76             $0
Opportunities Fund
----------------------------------------------------------------------------------------------------------------
Gartmore Small Cap Value Fund        $0.24                 $0                 $1.76             $0
----------------------------------------------------------------------------------------------------------------

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

Fund Administration And Transfer Agency Services

      Under the terms of the Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly-owned subsidiary of NWDIMI, provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NWDIMI is a wholly-owned, indirect subsidiary of NWD MRT. Gartmore Investors Services Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, the Funds pay GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                                                      AGGREGATE TRUST FEE
                                                      AS A PERCENTAGE OF NET
                    ASSET LEVEL                       ASSETS
                    -----------                       ------

                  $0 up to $1 billion                 0.26%
              $1 billion up to $3 billion             0.19%
              $3 billion up to $4 billion             0.15%
              $4 billion up to $5 billion             0.08%
             $5 billion up to $10 billion             0.05%
             $10 billion up to $12 billion            0.03%
                 $12 billion and more                 0.02%

      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, GSA and GISI were paid combined fund administration and transfer agency fees from the Funds as follows:

---------------------------------------------------------------
Fund                                                  2006
---------------------------------------------------------------
Gartmore Small Cap Growth Opportunities Fund          $919
---------------------------------------------------------------
Gartmore Small Cap Value Fund                         $919
---------------------------------------------------------------

Sub-Administration

      GSA and GISI have entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                      AGGREGATE TRUST FEE
                                                      AS A PERCENTAGE OF NET
                    ASSET LEVEL                       ASSETS
                    -----------                       ------

                 $0 up to $1 billion                   0.20%
             $1 billion up to $3 billion               0.15%
             $3 billion up to $4 billion               0.10%
             $4 billion up to $5 billion               0.05%
             5 billion up to $10 billion               0.02%
             10 billion up to $12 billion              0.01%
                $12 billion and more                  0.005%

      BISYS received the following amounts for the sub-administration services and sub-transfer agency services it provided:

---------------------------------
Year Ended October 31, 2006
---------------------------------
         $7,776,120
---------------------------------

Administrative Services Plan

      Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

      As authorized by the Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns NWD MRT. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each Fund, respectively.

Custodian

      JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

      Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

                              BROKERAGE ALLOCATION

      GMFCT (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (i.e., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. GMFCT has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

      There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they are affected only when the Adviser believes that to do so is in the interest of the Funds. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of the Adviser and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of the Funds, except as may be specifically permitted by law.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      For the fiscal year ended October 31, 2006, the clients (including the Funds) of all the affiliated advisers of NWDIMI, including but not limited to GMFCT, paid soft dollar commission in the total amount of $1.9 million with respect to the Trust and $7.1 million with respect to all the clients of all the affiliated advisers of NWDIMI. NWDIMI directs security transactions to brokers providing brokerage and research services to the benefit of all NWDIMI clients, including the Funds.


      For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the following brokerage commissions were paid by the
Funds:

-------------------------------------------------------------------
Gartmore Small Cap Value Fund                            $27,797
-------------------------------------------------------------------
Gartmore Small Cap Growth Opportunities Fund              11,241
-------------------------------------------------------------------

      As of October 31, 2006, the Funds held investments in securities of their regular broker-dealers as follows:

                                                 Approximate Aggregate
                                                    Value of Issuer's
                                                Securities Owned by the
                                                       Fund as of
                                                     fiscal year end              Name of
                 Fund                               October 31, 2006          Broker or Dealer
                 ----                               ----------------          ----------------
Gartmore Small Cap Value Fund                           $ 26,965           CS First Boston Corp.

Gartmore Small Cap Growth Opportunities Fund             108,874           CS First Boston Corp.

      Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

      All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

      The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.

      The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

      The Funds reserve the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

      The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The

NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

      Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

      The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of GMFCT or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds' NAVs.

      Each Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Funds, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Funds. When the Funds use fair value pricing, the values assigned to the Funds' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                        SYSTEMATIC INVESTMENT STRATEGIES

      Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Funds.

      Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to either Fund, sales charges may apply if not already paid.

      Automatic Withdrawal Plan ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account for Class A, Class B, and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

Automatic Withdrawal Plan (AWP) on Class B Shares - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

      For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

      The Fund offers the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 800-848-0920.

      No Sales Charge on Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

      Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Gartmore Fund to another Gartmore Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

Exchanges among Funds

      Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in a new fund meets the new fund's minimum investment requirement (and subject to the investor eligibility requirements for the Gartmore Short Duration Bond Fund).

      Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

      Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B, Class C (or certain Class A) shares, the time you held Class B, Class C (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on a new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made Four Convenient Ways:

By Telephone

      Automated Voice Response System - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      Customer Service Line - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      By Mail or Fax - Write to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

      By On-Line Access - Log on to our website www.nwdfunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Gartmore Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on their website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      Automated Voice Response System - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number 614-428-3278.

      Retirement Plans- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Gartmore Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

      Prospectuses - An updated prospectus will be mailed to you at least annually.

      Undeliverable Mail - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

      The Funds may use past performance in advertisements, sales literature, and their Prospectus, including calculations of average annual total return as described below.

Total Return

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Funds have been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

Description Of Shares

      The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in a Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      The Trust is currently authorized to offer shares of beneficial interest, without par value, in 49 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.

      You have an interest only in the assets of the shares of a Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Shareholder Inquiries

      All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                       ADDITIONAL GENERAL TAX INFORMATION

Buying a dividend

      If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-class funds

      Each Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of net investment income

      Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

Distributions of capital gain

      Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

      If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in foreign securities

      Effect of Foreign Withholding Taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

      Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

      PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the amount and tax character of distributions

      The Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

Election to be taxed as a regulated investment company

      Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

      In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

      (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

      (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

      (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements

      To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares

      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Gartmore Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

      Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      Deferral of basis - Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

      IF:

      o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

      o You sell some or all of your original shares within 90 days of their purchase, and

      o You reinvest the sales proceeds in the Fund or in another Gartmore Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:

      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. government securities

      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividend income for individuals

      For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

      Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

      The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

      The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities

      Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.

      Derivatives. Each Fund is permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

      Constructive Sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

      Tax Straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

      Short sales and securities lending transactions. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Investment in REMIC residual interests (excess inclusion income). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

      Investments in securities of uncertain tax character. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.

      By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

      o provide your correct social security or taxpayer identification number,

      o     certify that this number is correct,

      o     certify that you are not subject to backup withholding, and

      o certify that you are a U.S. person (including a U.S. resident alien).

      A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors.

      Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

      Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      Interest-Related Dividends. Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest,
(2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

      Sunset Date for Short-Term Capital Gain Dividends and Interest-Related Dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

      Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.

      U.S Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      This discussion of "Additional General Tax Information" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in either of the Funds.

                               MAJOR SHAREHOLDERS

      Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      As of October 31, 2006, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of a Fund.

As of February 2, 2007, the following shareholders held five percent or greater of the shares of a class of a Fund:

--------------------------------------------------------------------------------------------------------------------
                                                                  Number of Shares
                                                                    Beneficially         Percent of the Class
                  Name and Address of Shareholder                      Owned            Held by the Shareholder
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS A
--------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                              164.684               61.89%
OMNIBUS  ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST 3RD FLOOR
JACKSONVILLE FL 32246
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                     101.417               38.11%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS B
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS SEED ACCOUNT                                       101.419               100.00%
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS C
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS SEED ACCOUNT                                       101.419               100.00%
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP GROWTH OPPORTUNITIES FUND INSTUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                    507304.189            98.15%
SEED ACCOUNT
ATTN MIKE POLICARPO
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS R
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                    101.418               100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP GROWTH OPPORTUNITIES FUND INSTUTIONAL
SERVICE CLASS
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                    101.461               100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP VALUE FUND CLASS A
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                       12710.827             78.03%
1 PERSHING PLAZA
14TH FLOOR
JERSEY CITY NJ 07399
--------------------------------------------------------------------------------------------------------------------
LINDA A FLYNN                                                      2932.961              18.00%
IRA
428 COLONY PARK DR
PICKERINGTON, OH 43147
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP VALUE FUND CLASS B
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                     103.725               100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP VALUE FUND CLASS C
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                    103.725               100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP VALUE FUND INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                   519898.328            98.14%
SEED ACCOUNT
ATTN MIKE POLICARPO
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP VALUE FUND CLASS R
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                   103.81                100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP VALUE FUND INSTITUTIONAL SERVICE CLASS
--------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                    103.98                100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
--------------------------------------------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2006 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -        Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA          Bonds considered investment grade and of very high credit quality.
            This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C   Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signals imminent default.

DDD, DD and D   Bonds are in default. Such bonds are not meeting current
                obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

            F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

            F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

            F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST

GENERAL

      The Board of Trustees of the Funds has confirmed the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Fund's investment adviser or sub-adviser, as the case may be, after each such Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

      Gartmore Mutual Fund Capital Trust. ( "GMFCT") is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). GMFCT provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

      Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that GMFCT performs for Clients. GMFCT's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, GMFCT has adopted proxy voting guidelines (the "GMFCT Proxy Voting Guidelines") to assist GMFCT in making proxy voting decisions and in developing procedures for effecting those decisions. The GMFCT Proxy Voting Guidelines are designed to ensure that where GMFCT has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

      The GMFCT Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The proxy voting records of the Funds are available to shareholders on the SEC's website.

HOW PROXIES ARE VOTED

      GMFCT has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by GMFCT. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of GMFCT personnel has reviewed, and will continue to review annually, GMFCT's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

      Specifically, ISS assists GMFCT in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the GMFCT Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GMFCT's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by GMFCT, generally will result in proxy voting decisions which serve the best economic interests of Clients. GMFCT has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of GMFCT on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify GMFCT; and (ii) GMFCT will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

      GMFCT and its subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, GMFCT generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the GMFCT Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The GMFCT Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of GMFCT (or between a Client and those of any of GMFCT's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for GMFCT. The chief counsel for GMFCT then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If GMFCT then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

      GMFCT, through ISS, shall attempt to process every vote for all domestic and foreign proxies that GMFCT receives; however, there may be cases in which GMFCT will not process a proxy because it is impractical or too expensive to do so. For example, GMFCT will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when GMFCT has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, GMFCT generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

      For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than GMFCT), the Trustees of the Fund and GMFCT have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and GMFCT for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to GMFCT that all proxies of the Fund(s) advised by this sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to GMFCT and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES ("ISS")

1.    AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent

      o     Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT A MAJORITY OR MORE OF DIRECTORS BE INDEPENDENT UNLESS THE BOARD COMPOSITION ALREADY MEETS THE PROPOSED THRESHOLD BY ISS'S DEFINITION OF INDEPENDENCE.

VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT BOARD AUDIT, COMPENSATION, AND/OR NOMINATING COMMITTEES ARE COMPOSED EXCLUSIVELY OF INDEPENDENT DIRECTORS IF THEY CURRENTLY DO NOT MEET THAT STANDARD.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, GIVING CONSIDERATION TO BOTH FINANCIAL AND CORPORATE GOVERNANCE CONCERNS, INCLUDING THE REASONS FOR REINCORPORATING, A COMPARISON OF THE GOVERNANCE PROVISIONS, AND A COMPARISON OF THE JURISDICTIONAL LAWS. VOTE FOR REINCORPORATION WHEN THE ECONOMIC FACTORS OUTWEIGH ANY NEUTRAL OR NEGATIVE GOVERNANCE CHANGES.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders

      o It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o     Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX C

                               PORTFOLIO MANAGERS

                       Information as of December 31, 2006

INVESTMENTS IN EACH FUND

Name of Portfolio Manager               Fund Name                              Dollar Range of Investments in Each Fund
-------------------------               ---------                              ----------------------------------------
William B. Gerlach                      Gartmore Small Cap Value Fund          None
Gary D. Haubold                         Gartmore Small Cap Value Fund          None
Charles V. Purcell                      Gartmore Small Cap Value Fund          None
Jayne Stevlingson                       Gartmore Small Cap Growth              None
                                        Opportunities Fund

DESCRIPTION OF COMPENSATION STRUCTURE

Gartmore Mutual Fund Capital Trust ("GMFCT"):

      GMFCT uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

      Each portfolio manager is paid a base salary that GMFCT believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of GMFCT or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed-income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one- or three-year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. GMFCT uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by GMFCT's Chief Investment Officer or such other managers as may be appropriate.

      The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

      Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

      Portfolio managers also may be awarded unregistered restricted equity interests in a related NWD Investments entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, GMFCT's ultimate parent company. Such plan affords participating U.S.-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all GMFCT employees.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Funds for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

--------------------------------------------------------------------------------------------------------------------
                                          Number of Accounts Managed by Each Portfolio Manager
Name of Portfolio Manager                 and Total Assets by Category
--------------------------------------------------------------------------------------------------------------------
William Gerlach                           Mutual Funds: 6 accounts, $2,886,706,636 total assets (1 account,
                                          $50,200,922 total assets for which the advisory fee is based on performance)
                                          Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                          Other Accounts: 4 accounts, $252,834,373 total assets
--------------------------------------------------------------------------------------------------------------------
Gary Haubold                              Mutual Funds: 10 accounts, $4,925,108,635 total assets (2
                                          accounts, $52,239,433 total assets for which the advisory fee is based on performance)
                                          Other Pooled Investment Vehicles: 3 accounts, $81,763,580 total assets
                                          Other Accounts: 9 accounts, $2,848,862,535 total assets
--------------------------------------------------------------------------------------------------------------------
Charles Purcell                           Mutual Funds: 5 accounts, $1,099,912,348 total assets
                                          Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                          Other Accounts: 4 accounts, $252,599,861 total assets
--------------------------------------------------------------------------------------------------------------------
Jayne Stevlingson                         Mutual Funds: 3 accounts, $70,722,972 total assets (2 accounts,
                                          $65,042,850 total assets for which the advisory fee is based on performance)
                                          Other Pooled Investment Vehicles: 2 accounts, $182,238,997 total assets
                                          Other accounts: 0 accounts, $0 total assets
--------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Gartmore Mutual Fund Capital Trust ("GMFCT"):

      It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Funds and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the same portfolio manager may compensate GMFCT or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                       STATEMENT OF ADDITONAL INFORMATION

                                February 28, 2007

                              GARTMORE MUTUAL FUNDS

GARTMORE HEDGED CORE EQUITY FUND

      Gartmore Mutual Funds (the "Trust") is a registered open-end investment company consisting of 49 series as of the date hereof. This Statement of Additional Information ("SAI") relates to a series of the Trust referenced above (the "Fund").

      This SAI is not a prospectus but is incorporated by reference into the prospectus for the Gartmore Hedged Core Equity Fund dated February 28, 2007 (the "Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

      Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Gartmore Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

      As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
General Information and History.............................................   1
Additional Information on Portfolio Instruments and Investment Policies.....   1
Description of Portfolio Instruments and Investment Policies................   2
Investment Restrictions.....................................................  23
Portfolio Turnover..........................................................  24
Disclosure of Portfolio Holdings............................................  25
Trustees and Officers of the Trust..........................................  26
Investment Advisory and Other Services......................................  35
Brokerage Allocations.......................................................  41
Purchases, Redemptions and Pricing of Shares................................  43
Systematic Investment Strategies............................................  45
Investor Privileges.........................................................  45
Investor Services ..........................................................  47
Performance Advertising.....................................................  48
Additional Information......................................................  49
Additional General Tax Information..........................................  49
Major Shareholders..........................................................  55
Financial Statements........................................................  56
Appendix A - Debt Ratings................................................... A-1
Appendix B - Proxy Voting Guidelines Summaries.............................. B-1
Appendix C - Portfolio Manager ............................................. C-1

GENERAL INFORMATION AND HISTORY

      Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated February 28, 2005. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization, the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 49 separate series, each with its own investment objective.

      The Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

      The Fund invests in a variety of securities and employs a number of investment techniques, which involve certain risks. The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Fund.

      The following table sets forth additional information concerning permissible investment and techniques for the Fund.

Gartmore Hedged Core Equity Fund - Type of Investment or Technique

      U.S. common stocks
      Preferred stocks
      Small company stocks
      Special situation companies
      Illiquid securities
      Restricted securities
      When-issued/delayed-delivery securities
      Investment companies
      Real estate investment trusts (REITS)
      Securities of foreign issuers
      Depositary receipts
      Convertible securities
      Short-term debt
      Long-term debt when originally issued but with 397 days or less remaining to maturity
      Floating and variable rate securities
      Loan participations and assignments
      U.S. government securities
      Money market instruments
      Bank and/or savings and loan obligations
      Repurchase agreements
      Derivatives
      Reverse repurchase agreements
      Warrants
      Futures
      Options
      Foreign currencies
      Forward currency contracts
      Borrowing money

      Lending portfolio securities
      Short sales
      Swap agreements
      Indexed securities
      Exchange Traded Funds

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short- or intermediate-term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

      Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Fund's adviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      Medium-Quality Securities. The Fund may invest in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

      Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (commonly known as "junk bonds," and hereinafter referred to as "lower-quality securities") include: (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

      Liquidity and Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

      o The Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

      o The Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

      o The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

      o The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

      Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent the Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

      Money Market Instruments. Money market instruments may include the following types of instruments:

      o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

      o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

      o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

      o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

      o     repurchase agreements;

      o     bank and savings and loan obligations;

      o commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

      o high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser;

      o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

      o unrated short-term (maturity in 397 days or less) debt obligations that are determined by the Fund's adviser to be of compatible quality to the securities described above.

PREFERRED STOCK

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

REPURCHASE AGREEMENTS
      In connection with the purchase by the Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund's adviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      If the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of its adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES

      The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by qualified banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

      The cash collateral received from a borrower as a result of the Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or

      P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market investment company or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

      Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

REAL ESTATE INVESTMENT TRUSTS

      Although the Fund will not invest in real estate directly, the Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code of 1986, as amended (the "Code").

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

INDEXED SECURITIES

      The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

EXCHANGE-TRADED FUNDS

      The Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index 's underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The Fund will bear its proportionate share of an ETF's operating and transaction costs. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

      The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's adviser believes it is in the Fund's best interest to do so.

      An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

SMALL COMPANY STOCKS

      Investing in securities of small-sized, including micro-capitalization companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Fund, to the extent that it invests a significant portion of its assets in these securities, may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Fund's adviser believes, however, that if the adviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depositary Receipts. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      The Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

SHORT SELLING OF SECURITIES

      In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether the Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser to predict correctly whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      The Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, the Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      The Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Fund typically does not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of the Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The Fund's adviser will monitor the liquidity of restricted securities in the portion of the Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

      The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS

      The Fund's adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge the Fund's portfolio or for risk management or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon the Fund's adviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Fund's adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      Options. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose the Fund to counterparty risk. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover their potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management's or the Fund's ability to meet redemption requests or other current obligations.

      An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Fund's interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

      Spread Transactions. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

      Futures Contracts. The Fund may enter into futures contracts, including interest rate, index, and currency futures, and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Fund's adviser believes it is more advantageous to the Fund than purchasing the futures contract.

      To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency) or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund's adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      The Fund will enter swap agreements only with counterparties that the Fund's adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Structured Products. The Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

      Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

      Credit Linked Notes. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a

"Restructuring Event"); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

      Foreign Currency-Related Derivative Strategies - Special Considerations. The Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Fund's adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase OTC options on foreign currency only when the Fund's adviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Fund's adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

      As permitted by the 1940 Act, the Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

BANK OBLIGATIONS

      Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in the Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS

      The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Reverse repurchase agreements may be used as arbitrage transactions in which the Fund will maintain an offsetting position in repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Fund will receive interest on the repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund's adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

TEMPORARY INVESTMENTS

      Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions for the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

The Fund:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

o May not lend any security or make any other loan except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

      The following are the NON-FUNDAMENTAL operating policies of the Fund, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

The Fund may not:

o Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

      The investment objective of the Fund are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

      In addition to the investment restrictions above, the Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, the Fund's holdings must be diversified so that (1) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

PORTFOLIO TURNOVER

      The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund. For the period from September 29, 2006 (commencement of operations) to October 31, 2006, the Fund's portfolio turnover rate was 0%.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Fund's investment advisers, principal underwriter or affiliated persons of the Fund's investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

      The policies and procedures are applicable to the Fund's respective investment adviser and any subadviser to the Fund. Pursuant to the policy, the Fund, its investment adviser, any subadviser, and their agents are obligated to:

      o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

      o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

      o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

      Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

      The Fund posts onto the Trust's internet site (www.nwdfunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC.The Fund discloses its complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund's fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund's fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

      Exceptions to the portfolio holdings release policy described above can only be authorized by the Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

      o The Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

      o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

      o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties.

      Under this policy, the receipt of compensation by the Fund, its investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

      Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

      o     Data consolidators (including ratings agencies);

      o     Fund rating/ranking services and other data providers; and

      o     Service providers to the Fund.

      The Fund's investment adviser conducts periodic reviews of compliance with the policy and the Fund's Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST

           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 Name, Address, and Year Position(s) Held    Principal Occupation(s)      Number of    Other Directorships
        of Birth           with Fund and       During Past 5 Years      Portfolios in   Held by Trustee**
                          Length of Time                                Fund Complex
                              Served*                                    Overseen by
                                                                           Trustee
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       89                None
                             July 2000    Executive Officer and
c/o NWD Investment                        President of Graimark Realty
Management, Inc.                          Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428


1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley was Vice          89       Director of Dentsply
                             July 2000    President and General                       International, Inc.
c/o NWD Investment                        Manager Sappi Fine Paper                    (dental products),
Management, Inc.                          North America from April                    Ultralife Batteries,
1200 River Road,                          2000 through December 2003.                 Inc., Albany
Suite 1000,                                                                           International Corp.
Conshohocken, PA 19428                                                                (paper industry),
                                                                                      Terex Corporation
1947                                                                                  (construction
                                                                                      equipment) and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         89                None
                               1990       Otterbein College.
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================


                                       26

=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        89                None
                           December 2004  Mitchell Madison, a
c/o NWD Investment                        management consulting
Management, Inc.                          company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          formerly Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           89                None
                           July 2000
c/o NWD Investment
Management, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               89                None
                           December 2004  Chairman of the Board of
c/o NWD Investment                        Directors of KICAP Network
Management, Inc.                          Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================




                                       27

=============================================================================================================
Douglas F. Kridler         Trustee since  Mr. Kridler has served as          89                None
                          September 1997  the President and Chief
c/o NWD Investment                        Executive Officer of the
Management, Inc.                          Columbus Foundation, (a
1200 River Road,                          Columbus, OH-based
Suite 1000,                               foundation which manages
Conshohocken, PA 19428                    over 1,300 individual
                                          endowment funds) since
1955                                      February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts and
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          89                None
                           December 2004  Chairman of VMAC (Commodity
c/o NWD Investment                        Swaps) from October 2002
Management, Inc.                          until January 2007, and  a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           89                None
                           1995
c/o NWD Investment         and Chairman
Management, Inc.           since February
1200 River Road,           2005
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================

*    Length of time served includes time served with the Trust's predecessors
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended
     (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
***  Mr. DeVore has served as President of Otterbein College since 1984. Mark
     Thresher, President and Chief Operating Officer of Nationwide Financial
     Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire
     Insurance Company (4.8%).




                                       28


TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF
THE TRUST.

==============================================================================================================
            (1)                 (2)                    (3)                    (4)               (5)
==============================================================================================================
Name, Address, and Year of  Position(s)  Principal Occupation(s) During    Number of    Other Directorships
           Birth             Held with            Past 5 Years           Portfolios in   Held by Trustee(3)
                              Fund and                                   Fund Complex
                             Length of                                    Overseen by
                           Time Served(1)                                   Trustee
==============================================================================================================
Arden L. Shisler           Trustee since Retired; Mr. Shisler is the          89       Director of
                           February 2000 former President and Chief                    Nationwide Financial
NWD Investment Management,               Executive Officer of KeB                      Services, Inc. (2)
Inc.                                     Transport, Inc., a trucking
1200 River Road,                         firm (2000 through 2002). He
Suite 1000,                              served as a consultant to KeB
Conshohocken, PA 19428                   from January 2003 through
                                         December 2004. Since 1992, Mr.
1941                                     Shisler has also been Chairman
                                         of the Board for Nationwide
                                         Mutual Insurance Company(2).
==============================================================================================================
John H. Grady              President and Mr. Grady is President and           N/A               None
                               Chief     Chief Executive Officer of NWD
NWD Investment Management,   Executive   Investment Group, the asset
Inc.                          Officer    management operations of
1200 River Road,               since     Nationwide Mutual Insurance
Suite 1000,                December 2006 Company, which includes
Conshohocken, PA 19428                   Gartmore Mutual Fund Capital
                                         Trust, (2) Gartmore Morley
                                         Capital Management, Inc.,
                                         (2)NorthPointe Capital LLC,
1961                                     (2) Gartmore SA Capital Trust,
                                         (2) Gartmore Investor
                                         Services, Inc. (2) and
                                         Gartmore Distribution
                                         Services, Inc. (2) From March
                                         2004 until March 2006, Mr.
                                         Grady was Chief Executive
                                         Officer of Constellation
                                         Investment Management Co., L.P
                                         (registered investment
                                         adviser), and President and
                                         Chief Executive Officer of
                                         Constellation Funds Group
                                         (registered investment
                                         companies). He also was
                                         President of Constellation
                                         Investment Distribution Co.,
                                         Inc. (registered
                                         broker-dealer) from March 2004
                                         until June 2006. From February
                                         2001 until February 2004, Mr.
                                         Grady was Chief Operating and
                                         Chief Legal Officer; Managing
                                         Director, Mutual Funds Group,
                                         Turner Investment Partners,
                                         Inc. (registered investment
                                         adviser); Executive Vice
                                         President of Turner Funds and
                                         Turner Institutional
                                         Portfolios (registered
                                         investment companies); and
                                         President, Turner Investment
                                         Distributors, Inc. (registered
                                         broker-dealer).
==============================================================================================================




                                       29

=============================================================================================================
Gerald J. Holland            Treasurer   Mr. Holland is Senior Vice           N/A               None
                            since March  President - Operations for NWD
NWD Investment Management,      2001     Investment Management, Inc.
Inc.                                     ("NWD")(2).
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1951

==============================================================================================================
Michael A. Krulikowski         Chief     Since November 1999, Mr.             N/A               None
                             Compliance  Krulikowski has served as a
NWD Investment Management, Officer since Vice President and Chief
Inc.                         June 2004   Compliance Officer of NWD.(3)
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1959


==============================================================================================================
Eric E. Miller               Secretary   Mr. Miller is Senior Vice            N/A               None
                               since     President, General Counsel,
NWD Investment Management, December 2002 and Assistant Secretary for
Inc.                                     NWD (3)
1200 River Road
Suite 1000,
Conshohocken, PA 19428

1953
==============================================================================================================

(1) Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
    Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

      The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such Code of Ethics; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairperson), Ms. Jacobs and Mr. Wetmore.

      The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the principal underwriter with respect to the distribution of the Trust's shares, including oversight of the Trust's 12b-1 plans and administrative services plans; and (d) oversee the Trust's portfolio brokerage practices. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following
Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of The Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the Proxy Voting Guidelines, Policies and Procedures of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (9) annual review and make recommendations to the Board regarding the Board's Statements of Policies Regarding the Enhanced Fund Governance and Oversight By, the Enhanced Independence of, & the Enhanced Effectiveness of the Board of Trustees; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's fund and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF GARTMORE MUTUAL FUNDS AS OF DECEMBER 31, 2006

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES AND/OR SHARES IN ALL
                                                                               REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY SECURITIES    OVERSEEN BY TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE                        AND/OR SHARES IN THE FUND              INVESTMENT COMPANIES
Charles E. Allen                                       None                   $10,001-$50,000
Paula H.J. Cholmondeley                                None                   $50,001-$100,000
C. Brent DeVore                                        None                   Over $100,000
Phyllis Kay Dryden                                     None                   $10,001-$50,000
Barbara L. Hennigar                                    None                   $10,001-$50,000
Barbara I. Jacobs                                      None                   $50,001-$100,000
Douglas F. Kridler                                     None                   $10,001-$50,000
Michael D. McCarthy                                    None                   Over $100,000
David C. Wetmore                                       None                   Over $100,000
Arden L. Shisler                                       None                   Over $100,000

OWNERSHIP IN THE TRUST'S INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3)
AS OF DECEMBER 31, 2006

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUND


                                 NAME OF
                               OWNERS AND
                              RELATIONSHIPS         NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE              TO TRUSTEE           COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
Charles E. Allen                   N/A                N/A                N/A               None                N/A
Paula H.J.                         N/A                N/A                N/A               None                N/A
Cholmondeley C. Brent DeVore       N/A                N/A                N/A               None                N/A
Phyllis Kay Dryden                 N/A                N/A                N/A               None                N/A
Barbara L. Hennigar                N/A                N/A                N/A               None                N/A
Barbara I. Jacobs                  N/A                N/A                N/A               None                N/A
Douglas F. Kridler                 N/A                N/A                N/A               None                N/A
Michael D. McCarthy                N/A                N/A                N/A               None                N/A
David C. Wetmore                   N/A                N/A                N/A               None                N/A

(1) Investment advisers for all of the Trust's funds include Gartmore Mutual Fund Capital Trust and Gartmore Morley Capital Management, Inc.

(2) Subadvisers for other funds not in this SAI include Gartmore Global Partners, NorthPointe Capital, LLC, and BlackRock Investment Management, LLC (formerly known as Fund Asset Management, L.P.).

(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls the Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Gartmore Mutual Fund Capital Trust, the adviser to various series of the Trust based upon a pro rata share for the funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended October 31, 2006. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Fund Complex for the fiscal year ended October 31, 2006. Trust officers receive no compensation from the Trust in their capacity as officers.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                                                                PENSION
                                                              RETIREMENT
                                   AGGREGATE               BENEFITS ACCRUED      ESTIMATED ANNUAL             TOTAL
                                  COMPENSATION             AS PART OF TRUST       BENEFITS UPON          COMPENSATION FOR
     NAME OF TRUSTEE             FROM THE TRUST                EXPENSES             RETIREMENT            THE COMPLEX(1)
Charles E. Allen                   $ 65,375                      $ 0                  $ 0                  $ 131,000
Paula H.J. Cholmondeley              62,875                        0                    0                    126,000
C. Brent DeVore                      57,125                        0                    0                    114,250
Phyllis Kay Dryden                   64,000                        0                    0                    128,000
Barbara L. Hennigar                  57,125                        0                    0                    114,250
Barbara I. Jacobs                    67,375                        0                    0                    133,750
Douglas F. Kridler                   56,125                        0                    0                    112,250
Michael D. McCarthy                  52,625                        0                    0                    106,250
Arden L. Shisler                     46,750                        0                    0                     93,500
David Wetmore                        86,125                        0                    0                    172,500

(1) On October 31, 2006, the Fund Complex included two trusts comprised of 89 investment company funds or series.

Code of Ethics

      Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

      The Trust pays the compensation of the Trustees who are not employees of NWD Investment Management, Inc. ("NWDIMI") or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Fund's net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. Gartmore Mutual Fund Capital Trust ("GMFCT" or "Adviser") may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

      Under an Investment Advisory Agreement with the Trust, GMFCT manages the Fund in accordance with the policies and procedures established by the Trustees. GMFCT manages the day-to day investments of the Fund. GMFCT pays the compensation of the officers of the Trust employed by GMFCT and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NWDIMI and its affiliates. GMFCT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMFCT pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

      The Investment Advisory Agreement also specifically provides that GMFCT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, any loss arising out of any investment, or any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMFCT may render similar services to others.

      GMFCT, located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is a wholly-owned subsidiary of NWDIMI, a holding company which is an indirect, wholly-owned subsidiary of NWD Management & Research Trust ("NWD MRT"), also located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. NWD MRT, which is a registered investment adviser, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      On February 2, 2007, Nationwide Corp. entered into a purchase agreement ("Purchase Agreement") with Nationwide Financial Services, Inc. ("NFS"), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT's existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to each series of the Trust ("Funds") identified below, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds' respective shareholders. The sale of GMFCT to NFS currently is anticipated to close during the second quarter of 2007.

      As of September 29, 2006, Gartmore Funds and its US operations, as well as the Funds' advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore UK) or other Gartmore international businesses. Certain Gartmore US companies, and marketing materials related to them, will continue to carry the Gartmore name for a limited duration under the terms of an agreement with Gartmore UK.

      For services provided under the Investment Advisory Agreement, GMFCT receives an annual fee of 1.25% paid monthly based on average daily net assets of the Fund.

Limitation of Fund Expenses

Gartmore Mutual Fund Capital Trust

      In the interest of limiting the expenses of the Fund, GMFCT may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Fund. In this regard, GMFCT has entered into an expense limitation agreement with the Trust on behalf of the Fund (the "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, GMFCT has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

      GMFCT may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreements at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made by the Fund unless:
(i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

      Until at least February 28, 2008, GMFCT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses to 1.65% of all share classes of the Fund, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses.

Investment Advisory Fees

     For the period from September 29, 2006 (commencement of operations) to October 31, 2006, the Fund paid GMFCT $5,725 for investment advisory services and GMFCT waived fees and reimbursed expenses in the amount of $4,363.


*The Fund had not commenced operations until September 29, 2006.

Multi-Manager Structure

      The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

      The Adviser provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to any subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Fund will obtain favorable results at any given time.

PORTFOLIO MANAGERS

      Appendix C contains the following information regarding the portfolio manager identified in the Fund's Prospectus: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

      Gartmore Distribution Services, Inc. ("GDSI" or the "Distributor") serves as underwriter for the Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement amended as of February 28, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to the Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Nationwide Asset Management, Inc. ("NAMI"), a Delaware holding company. NAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by NWDIMI, a Delaware holding company. NWDIMI is a wholly owned, indirect subsidiary of NWD MRT. The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

      GMFCT
      NWD MRT
      Gartmore SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Michael A. Krulikowski
      Gerald J. Holland
      Eric E. Miller

      In its capacity as Distributor, GDSI solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of the Fund's shares.

     For the period from September 29, 2006 (commencement of operations) to October 31, 2006, GDSI received commissions of $0 from the sale of shares of the Fund.

         GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the period from September 29, 2006 (commencement of operations) to October 31, 2006, GDSI received $0 from such sales charges.


Distribution Plan

      The Trust, with respect to shares of the Fund, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Fund to compensate GDSI, as the Fund's principal underwriter, for expenses associated with the distribution of the Fund's Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Fund, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

AMOUNT

0.25% of the average daily net assets of the Fund's Class
A shares (distribution or services fee).

1.00% of the average daily net assets of the Fund's Class
B shares (0.25% services fee).

1.00% of the average daily net assets of the Fund's Class
C shares (0.25% services fee).

0.50% of the average daily net assets of the Fund's Class
R shares (0.25% of which may be either a distribution or services fee).

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

      GDSI has entered into, and will enter into from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its Subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

      For the period from September 29, 2006 (commencement of operations) to October 31, 2006, GDSI earned the distribution fees under the Plan as shown in the following table.

--------------------------------------------------------------------------------
Fund                                  Class A    Class B    Class C     Class R
--------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund        $0         $1         $1          $0
--------------------------------------------------------------------------------

      The Trust has been informed by GDSI that for the period from September 29, 2006 (commencement of operations) to October 31, 2006, the following expenditures were made using the 12b-1 fees received by GDSI with respect to the Fund:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Financing
                                                             Distributor         Charges with       Broker-Dealer
                                      Prospectus Printing    Compensation &      respect to B & C   Compensation &
Fund                                  & Mailing(1)           Costs               shares             Costs
--------------------------------------------------------------------------------------------------------------------
Gartmore Hedged Core Equity Fund         $0.28                 $0                  $1.72              $0
--------------------------------------------------------------------------------------------------------------------

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

Fund Administration and Transfer Agency Services

      Under the terms of the Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly-owned subsidiary of NWDIMI, provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NWDIMI is a wholly-owned, indirect subsidiary of NWD MRT. Gartmore Investors Services Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for the Fund. Both GSA and GISI are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, the Fund pays GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                                                     AGGREGATE TRUST FEE
                                                     AS A PERCENTAGE OF NET
                  ASSET LEVEL                        ASSETS
                  -----------                        ------

                $0 up to $1 billion                  0.26%
            $1 billion up to $3 billion              0.19%
            $3 billion up to $4 billion              0.15%
            $4 billion up to $5 billion              0.08%
           $5 billion up to $10 billion              0.05%
           $10 billion up to $12 billion             0.03%
               $12 billion and more                  0.02%



      For the period from September 29, 2006 (commencement of operations) to October 31, 2006, GSA and GISI were paid combined fund administration and transfer agency fees of $706 from the Fund.

Sub-Administration

      GSA and GISI have entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective November 1, 2001, to provide certain fund administration and transfer agency services for the Fund. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                     AGGREGATE TRUST FEE
                                                     AS A PERCENTAGE OF NET
                  ASSET LEVEL                        ASSETS
                  -----------                        ------

                $0 up to $1 billion                  0.20%
            $1 billion up to $3 billion              0.15%
            $3 billion up to $4 billion              0.10%
            $4 billion up to $5 billion              0.05%
           $5 billion up to $10 billion              0.02%
           $10 billion up to $12 billion             0.01%
               $12 billion and more                  0.005%

      For the fiscal year ended October 31, 2006, BISYS received $7,776,120 for the sub-administration services and sub-transfer agency services it provided to the Trust.

Administrative Services Plan

      Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Fund, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

      As authorized by the Administrative Services Plan for the Fund, the Trust has entered into a Servicing Agreement for the Fund pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns NWD MRT. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of the Fund, respectively.

Custodian

      JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement.

Legal Counsel

      Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

Brokerage Allocations

      GMFCT (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (i.e., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security; the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. GMFCT has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

      There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Fund, it is the policy of the Adviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of the Fund, except as may be specifically permitted by law.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

For the fiscal year ended October 31, 2006, the clients (including the Fund) of all the affiliated advisers of NWDIMI, including but not limited to GMFCT, paid soft dollar commissions in the total amount of $1.9 million with respect to the Trust and $7.1 million with respect to all the clients of all the affiliated advisers of NWDIMI. NWDIMI directs security transactions to brokers providing brokerage and research services to the benefit of all NWDIMI clients, including the Fund.


      For the period from September 29, 2006 (commencement of operations) to October 31, 2006, the following brokerage commissions were paid by the Fund:

              --------------------------------------------------------------- -----------------
              Gartmore Hedged Core Equity Fund                                    3,478
              --------------------------------------------------------------- -----------------

         As of October 31, 2006, the Fund held investments in securities of their regular broker-dealers as follows:

                                               Approximate Aggregate Value
                                                       of Issuer's
                                               ecurities Owned by the Fund
                                                  Securities as of
                                                     fiscal year end               Name of
           Fund                                     October 31, 2006           Broker or Dealer
           ----                                ----------------------------    -----------------
Gartmore Hedged Core Equity Fund                         69,237            Prudential Financial, Inc.
                                                         124,586           CS First Boston Corp.
                                                         130,416           Citigroup
                                                         90,136            JP Morgan Chase & Co., Inc.
                                                         61,050            Wachovia Corp.
                                                         86,192            Bank of America Corp.



      Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      The Fund contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Purchases, Redemptions and Pricing of Shares

      All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

      The net asset value ("NAV") per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Trust will not compute NAV for the Fund on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other days when the New York Stock Exchange is closed.

      The Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

      The offering price for orders placed before the close of the Exchange on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of the Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

      Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on

NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust.

      The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of GMFCT or designee, are valued at fair value under procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

      The Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

          The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Systematic Investment Strategies

      Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Fund.

      Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to the Fund, sales charges may apply if not already paid.

      Automatic Withdrawal Plan ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A, Class B and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

      Automatic Withdrawal Plan (AWP) on Class B Shares - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

      For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

Investor Privileges

      The Fund offers the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 800-848-0920.

      No Sales Charge on Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same fund and class or another specifically requested fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

      Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Gartmore Fund to another Gartmore Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

Exchanges among Gartmore Funds

      Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Gartmore Short Duration Bond Fund).

      Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

      Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B, or Class C, shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C shares (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of the Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made Four Convenient Ways:

By Telephone

      Automated Voice Response System - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      Customer Service Line - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Fund may record all instructions to exchange shares. The Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Fund will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      By Mail or Fax - Write Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

      By On-Line Access - Log on to our website www.nwdfunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Gartmore Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

      Free Check Writing Privilege (Prime Shares of the Gartmore Money Market
      Fund) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 800-848-0920.

Investor Services

      Automated Voice Response System - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Fund and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number (614)- 428-3278.

      Retirement Plans- Shares of the Fund may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      Consolidated Statements - Shareholders of the Fund receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Gartmore Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      Shareholder Reports - All shareholders will receive reports semiannually detailing the financial operations of the Fund.

      Prospectuses - An updated prospectus will be mailed to you at least annually.

      Undeliverable Mail - If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

Performance Advertising

      The Fund may use past performance in advertisements, sales literature, and its prospectus, including calculations of average annual total return, as described below.

Total Return

      The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

ADDITIONAL INFORMATION

Description of Shares

      The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      The Trust is currently authorized to offer shares of beneficial interest, without par value, in 49 series. With respect to the Fund, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.

      You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Shareholder Inquiries

      All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

ADDITIONAL GENERAL TAX INFORMATION

Buying a dividend

      If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-class funds

      The Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of net investment income

      The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

Distributions of capital gain

      The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

      If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in foreign securities

      Effect of Foreign Withholding Taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

      Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

      PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the amount and tax character of distributions

      The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxable to you as if they were paid in December.

Election to be taxed as a regulated investment company

      The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

      In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

      (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

      (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

      (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements

      To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares

      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Gartmore Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

      Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      Deferral of basis - Class A shares only . In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

      IF:

      o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

      o You sell some or all of your original shares within 90 days of their purchase, and

      o You reinvest the sales proceeds in the Fund or in another Gartmore Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:

      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. government securities

      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations

Qualified dividend income for individuals

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

      Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

      The portion of dividends paid by the Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because the Fund's investment strategy is to invest in non-U.S. companies, none of the Fund's dividends are expected to qualify for the corporate dividends received deduction.

      The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities

      The Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

      Derivatives. The Fund is permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge the Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

      Constructive Sales. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

      Tax Straddles. The Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

      Short sales and securities lending transactions. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Investment in REMIC residual interests (excess inclusion income). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

      Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.

      By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

      o provide your correct social security or taxpayer identification number,

      o     certify that this number is correct,

      o     certify that you are not subject to backup withholding, and

      o certify that you are a U.S. person (including a U.S. resident alien).

      The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors.

      Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

      Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      Interest-Related Dividends. Interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While the Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

      Sunset Date for Short-Term Capital Gain Dividends and Interest-Related Dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

      Other. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in the Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.

      U.S Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      This discussion of "Additional General Tax Information For The Fund" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

MAJOR SHAREHOLDERS

      Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.


As of October 31, 2006, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of the Fund.

As of February 2, 2007, the following shareholders held five percent or greater of the shares of a class of the Fund:

------------------------------------------------------------------------ ------------------------ -------------------
GARTMORE HEDGED CORE EQUITY FUND CLASS A                                 Number of Shares         Percent of Class
------------------------------------------------------------------------ ------------------------ -------------------
NATIONAL INVESTOR SERVICES                                               9587.728                 98.96%
CORP.
55 WATER
STREET
NEW YORK NY
10041
------------------------------------------------------------------------ ------------------------ -------------------
GARTMORE HEDGED CORE EQUITY FUND CLASS B
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                          100.122                  100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA
19428--2436
------------------------------------------------------------------------ ------------------------ -------------------
GARTMORE HEDGED CORE EQUITY FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD  INVESTMENTS                                                         100.122                  100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE
1000
CONSHOHOCKEN PA
19428--2436
------------------------------------------------------------------------ ------------------------ -------------------
GARTMORE HEDGED CORE EQUITY FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                      501889.262               100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ
1-33-13
COLUMBUS OH
43215-2220
------------------------------------------------------------------------ ------------------------ -------------------
GARTMORE HEDGED CORE EQUITY FUND CLASS R
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                          100.207                  100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA
19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
GARTMORE HEDGED CORE EQUITY FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                          100.378                  100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA
19428-2436
------------------------------------------------------------------------ ------------------------ -------------------

FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2006 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -        Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C   Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signals imminent default.

DDD, DD and D   Bonds are in default. Such bonds are not meeting current
                obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST

GENERAL

      The Board of Trustees of the Funds has confirmed the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Fund's investment adviser or sub-adviser, as the case may be, after each such Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

      Gartmore Mutual Fund Capital Trust. ( "GMFCT") is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). GMFCT provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

      Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that GMFCT performs for Clients. GMFCT's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, GMFCT has adopted proxy voting guidelines (the "GMFCT Proxy Voting Guidelines") to assist GMFCT in making proxy voting decisions and in developing procedures for effecting those decisions. The GMFCT Proxy Voting Guidelines are designed to ensure that where GMFCT has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

      The GMFCT Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The proxy voting records of the Funds are available to shareholders on the SEC's website.

HOW PROXIES ARE VOTED

      GMFCT has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by GMFCT. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of GMFCT personnel has reviewed, and will continue to review annually, GMFCT's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

      Specifically, ISS assists GMFCT in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the GMFCT Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GMFCT's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by GMFCT, generally will result in proxy voting decisions which serve the best economic interests of Clients. GMFCT has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of GMFCT on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify GMFCT; and (ii) GMFCT will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

      GMFCT and its subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, GMFCT generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the GMFCT Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The GMFCT Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of GMFCT (or between a Client and those of any of GMFCT's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for GMFCT. The chief counsel for GMFCT then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If GMFCT then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

      GMFCT, through ISS, shall attempt to process every vote for all domestic and foreign proxies that GMFCT receives; however, there may be cases in which GMFCT will not process a proxy because it is impractical or too expensive to do so. For example, GMFCT will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when GMFCT has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, GMFCT generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

      For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than GMFCT), the Trustees of the Fund and GMFCT have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and GMFCT for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to GMFCT that all proxies of the Fund(s) advised by this sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to GMFCT and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES ("ISS")

1.    AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent

      o     Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT A MAJORITY OR MORE OF DIRECTORS BE INDEPENDENT UNLESS THE BOARD COMPOSITION ALREADY MEETS THE PROPOSED THRESHOLD BY ISS'S DEFINITION OF INDEPENDENCE.

VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT BOARD AUDIT, COMPENSATION, AND/OR NOMINATING COMMITTEES ARE COMPOSED EXCLUSIVELY OF INDEPENDENT DIRECTORS IF THEY CURRENTLY DO NOT MEET THAT STANDARD.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, GIVING CONSIDERATION TO BOTH FINANCIAL AND CORPORATE GOVERNANCE CONCERNS, INCLUDING THE REASONS FOR REINCORPORATING, A COMPARISON OF THE GOVERNANCE PROVISIONS, AND A COMPARISON OF THE JURISDICTIONAL LAWS. VOTE FOR REINCORPORATION WHEN THE ECONOMIC FACTORS OUTWEIGH ANY NEUTRAL OR NEGATIVE GOVERNANCE CHANGES.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders

      o It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o     Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX C

                                PORTFOLIO MANAGER

INVESTMENTS IN THE FUND

                                                                      Dollar Range of Investments in the
Name of Portfolio Manager      Fund Name                              Fund as of October 31, 2006
-------------------------      ---------                              ---------------------------
Joseph Cerniglia               Gartmore Hedged Core Equity Fund       None

DESCRIPTION OF COMPENSATION STRUCTURE

Gartmore Mutual Funds Capital Trust ("GMFCT"):

      GMFCT uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

      Each portfolio manager is paid a base salary that GMFCT believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of GMFCT or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed-income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one- or three-year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. GMFCT uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by GMFCT's Chief Investment Officer or such other managers as may be appropriate.

      The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

      Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

      Portfolio managers also may be awarded unregistered restricted equity interests in a related NWD Investments entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, GMFCT's ultimate parent company. Such plan affords participating U.S.-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all GMFCT employees.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

----------------------------------------------------------------------------------------------------
                                      Number of Accounts Managed by Each Portfolio Manager and Total
Name of Portfolio Manager             Assets by Category as of October 31, 2006
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Joseph Cerniglia                                  Mutual Funds: 5 accounts, $461,070,089 total assets
                                                  (Other Pooled Investment
                                                  Vehicles: 5 accounts, $2,846,752,535  total assets
                                                  Other Accounts:  1 account, $480,000 total assets
----------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Gartmore Mutual Fund Capital Trust ("GMFCT"):

      It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate GMFCT or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.


                                      C-2